UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2011 Semiannual Report

All data as of June 30, 2011

RS Growth Funds

Class A, B, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S. debt ceiling debate, the downgrading of the U.S. credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S. Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

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CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2011,

Prospectus (Class Y shares) Dated May 1, 2011, and

Statement of Additional Information (Class A, B, C, K, Y shares) Dated May 1,  2011

Effective August 31, 2011, the investment team of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, and RS Small Cap Equity Fund will be Stephen J. Bishop, Melissa Chadwick-Dunn, and D. Scott Tracy, CFA.

Effective August 31, 2011, the portfolio manager of RS Technology Fund will be Stephen J. Bishop.

The prospectuses and statement of additional information are revised accordingly.

August 18, 2011

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•	Small-cap shares, as defined by the Russell 2000® Index[1], delivered solid performance in the first half of 2011, despite renewed economic uncertainty.

•

RS Small Cap Growth Fund outperformed the benchmark Russell 2000® Growth Index[2] for the six-month period ended June 30, 2011. The Fund’s performance relative to the benchmark was supported in particular by stock selection in the consumer discretionary sector. Stock selection in the energy and utilities sectors hindered relative performance.

•	RS Small Cap Growth Fund seeks long-term capital growth by investing in small-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index3, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As the first half of 2011 drew to a close, investors’ appetites for risk became muted, as they sought refuge in more economically defensive investments in the consumer staples, health care, and utility sectors.

Fund Performance Overview

RS Small Cap Growth Fund (Class A Shares) gained 13.34% over the six-month period ended June 30, 2011, outperforming the benchmark Russell 2000® Growth Index, which returned 8.59%.

Portfolio Review

The Fund’s relative performance benefited from stock selection in the consumer discretionary sector, and in particular from our investments in several retailers. One standout performer was Ulta Salon, Cosmetics & Fragrance, a retailer of both high end and discount beauty supply brands that continues to report solid revenue performance as it capitalizes on its store expansion plans and high customer touchpoint strategy.

In the health care sector, we benefited from our investment in Pharmasset, a biotechnology company that is focused on developing next generation treatments for

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RS SMALL CAP GROWTH FUND

hepatitis C (HCV), a condition that affects a large and relatively underserved population. Against this backdrop, we believe that there is a huge potential market for Pharmasset’s orally administered HCV drug that has fewer side effects than competing drugs.

Among our technology holdings, our relative results were supported by strong performance by Fortinet, the manufacturer of an advanced data security hardware system that processes huge amounts of information at a fast rate to identify potential cyber threats. We believe the company is well positioned to benefit from continued enterprise investment in the data security area.

On a negative note, other technology investments in the Fund struggled due to some inventory building by customers, which dampened near-term earnings prospects. Relative detractors included Oclaro, a supplier of optical components. We remain positive on Oclaro’s long-term prospects, given our view that data networking equipment and components will be in great demand over the next few years as companies build out data networks to accommodate the growing volumes of data traffic.

Also within technology, we were less reassured by prospects for networking connectivity software maker Smith Micro Software, another detractor for the period, which has faced uncertainty over inventory issues and the delayed roll-out of Verizon’s 4G technology. We liquidated our investment in the company as it failed to progress towards our initial investment thesis.

Within healthcare, the Fund’s relative performance was dampened by our investment in Salix Pharmaceuticals. The stock declined sharply in February after the FDA failed to approve the company’s liver disease drug for a secondary indication to treat a digestive disorder. Given the uncertainty around a new strategy for FDA approval, we exited the position.

Outlook

We remain optimistic on the outlook for our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy. We continue to believe that small-cap companies house some of the most compelling innovations, and we continue to focus on companies that we believe will realize sustained earnings growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics

Total Net Assets: $615,033,993

Top Ten Holdings[4]

Holding	% of Total Net Assets
Ulta Salon, Cosmetics & Fragrance, Inc.	1.75%
HEICO Corp., Class A	1.70%
Netlogic Microsystems, Inc.	1.60%
Vitamin Shoppe, Inc.	1.59%
Steven Madden Ltd.	1.55%
Wright Express Corp.	1.53%
RBC Bearings, Inc.	1.53%
Team Health Holdings, Inc.	1.51%
Gardner Denver, Inc.	1.51%
Ancestry.com, Inc.	1.50%
Total	15.77%

Sector Allocation[5]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	13.34%	47.73%	11.06%	7.07%	2.72%	13.68%
with maximum sales charge	7.95%	40.73%	9.27%	6.03%	2.22%	13.44%
Class C Shares (9/6/07)
without sales charge	12.78%	46.17%	9.52%	—	—	2.84%
with sales charge	11.78%	45.17%	9.52%	—	—	2.84%
Class K Shares (1/22/07)	13.05%	47.01%	10.22%	—	—	5.87%
Class Y Shares (5/1/07)	13.54%	48.30%	11.47%	—	—	6.01%
Russell 2000® Growth Index[2]	8.59%	43.50%	8.35%	5.79%	4.63%	8.54%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $11,128 (Class C), $12,880 (Class K), and $12,752 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

Small- and mid-cap shares, as defined by the Russell 2000® Index[1] and Russell Midcap® Index[2], respectively, delivered solid positive performance in the first six months of 2011, despite a revival of economic concerns later in the period.

•

RS Select Growth Fund outperformed the benchmark Russell 2500® Growth Index[3] and the benchmark Russell 2000® Growth Index[4] for the six-month period. Relative to the Russell 2500® Growth Index, the Fund’s stock selection was particularly positive in the consumer discretionary sector, as well as in the technology and producer durables sectors. Stock selection in health care and utilities sectors detracted from relative returns.

•	RS Select Growth Fund seeks long-term capital growth by investing in small- and mid-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index5, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The markets experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As the first half of 2011 drew to a close, investors’ appetite for risk became muted, as they sought refuge in more economically defensive investments in the consumer staples, heath care and utility sectors.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) returned 14.02% for the six-month period ended June 30, 2011. The benchmark Russell 2500® Growth Index returned 10.25%, while the benchmark Russell 2000® Growth Index returned 8.59%.

Portfolio Review

The Fund’s performance relative to the Russell 2500® Growth Index was assisted by investments in the consumer discretionary sector. These included Ulta Salon, Cosmetics & Fragrance, a retailer that sells a broad range of beauty and salon products, from discount lines to high end brands. The company continues to report solid revenue performance as it capitalizes on its store expansion plans and unique retailing strategy, which is attracting customers away from department stores and other incumbent competitors.

The Fund’s relative performance was also aided by Fossil, a maker of high end watches and fashion accessories that is capitalizing on a resurgence in the watch market. We believe that Fossil has been able to capitalize on this demand, both through its retail outlets as well as by leveraging its cost-efficient distribution system to supply department stores with its own models as well as those of other high-end brands. We believe that the company’s superior

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RS SELECT GROWTH FUND

and competitively priced products have enabled it to take market share away from competitors, and we remain positive on its long-term prospects.

In the technology sector, our relative performance benefited from Fortinet, an investment in the data security area. Fortinet is the maker of a rapid, and what we view as an advanced and competitively priced, threat management appliance that enterprises and data centers use to fend off computer viruses and cyber attacks.

On a negative note, not all of our consumer-oriented stocks worked in our favor. Apparel designer and marketing company Guess detracted from relative performance. The company reported disappointing earnings guidance late in the first quarter, which in part reflected its exposure in Europe following a strengthening US dollar relative to the euro. Nonetheless, the company continues to benefit from strong brand recognition and product line diversification.

We were less reassured by prospects for networking connectivity software company Smith Micro Software, another detractor for the period. The company’s recent financial performance has been dampened by inventory building in its distribution channel. Uncertainty over these inventory issues and the delayed timing of verizon’s 4G technology roll-out impacted our long-term confidence in the stock, and led us to exit the position.

Salix Pharmaceuticals was the Fund’s largest detractor in the health care sector. The stock declined sharply in February after the FDA failed to approve a secondary indication for the company’s liver disease drug. Because this development materially changed our investment thesis on the stock, we liquidated the investment.

Outlook

We remain optimistic on the outlook for our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy. We continue to believe that small- and mid-cap companies house some of the most compelling innovations and we continue to focus on companies that we believe will realize sustained earnings growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics

Total Net Assets: $80,804,929

Top Ten Holdings[6]
Holding	% of Total Net Assets
Wright Express Corp.	2.55%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.40%
Gardner Denver, Inc.	2.31%
HEICO Corp., Class A	2.30%
Under Armour, Inc., Class A	2.27%
The Ultimate Software Group, Inc.	2.20%
Portfolio Recovery Associates, Inc.	2.13%
Tractor Supply Co.	2.10%
LKQ Corp.	2.04%
Fortinet, Inc.	2.01%
Total	22.31%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	14.02%	51.82%	10.48%	8.24%	3.30%	11.39%
with maximum sales charge	8.60%	44.58%	8.70%	7.19%	2.80%	11.02%
Class C Shares (11/15/07)
without sales charge	13.52%	50.66%	9.28%	—	—	4.14%
with sales charge	12.52%	49.66%	9.28%	—	—	4.14%
Class K Shares (2/12/07)	13.63%	50.97%	9.02%	—	—	5.90%
Class Y Shares (5/1/09)	14.23%	52.43%	—	—	—	36.41%
Russell 2500® Growth Index[3]	10.25%	44.71%	8.51%	6.67%	5.52%	7.32%	*
Russell 2000® Growth Index[4]	8.59%	43.50%	8.35%	5.79%	4.63%	5.52%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of June 30, 2011: $11,581 (Class C), $12,854 (Class K), and $19,574 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

12	www.RSinvestments.com

RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	The Russell Midcap® Growth Index[1] returned positive performance in the first half of 2011, despite renewed investor concerns over the health of the global economic recovery.

•

RS Mid Cap Growth Fund delivered a solid gain, while also outperforming its benchmark, the Russell Midcap® Growth Index, for the six-month period. Stock selection in the consumer discretionary, producer durables, technology, and energy sectors supported the Fund’s performance relative to its benchmark. Stock selection in the consumer staples and financial services sectors detracted from relative returns.

•	RS Mid Cap Growth Fund seeks long-term capital growth by investing in mid-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index2, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As the first half of 2011 drew to a close, investors’ appetites for risk became muted, as they sought refuge in more economically defensive investments in the consumer staples, health care, and utility sectors.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A Shares) returned 12.34% for the six-month period ended June 30, 2011, outperforming the benchmark Russell Midcap® Growth Index, which returned 9.59%.

Portfolio Review

The Fund’s largest positive contributors in the consumer discretionary sector included Fossil, a maker of high-end watches and fashion accessories that is benefiting from its popular brand lines, cost-efficient retail and wholesale distribution systems, and promising marketing opportunities abroad. Ulta Salon, Cosmetics & Fragrance was another strong positive contributor. A retailer of beauty and hair care products, Ulta has been able to expand its share of a $10 billion specialty retail market by offering a broad range of products, from high end brand names to discount lines.

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RS MID CAP GROWTH FUND

Relative performance was also aided by stock selection in the technology sector, and in particular by our investment in Alcatel-Lucent, the leading equipment provider in the carrier ethernet space, optical networking space, and the 3G and 4G wireless infrastructure market. We invested in Alcatel-Lucent as a turnaround story and have benefited as the company has produced improving revenue growth and operating margins as it capitalizes on strong enterprise spending in the networking infrastructure market.

On a negative note, F5 Networks and Akamai Technologies weighed on relative performance after delivering strong performance for the Fund in 2010. F5 Networks sells equipment that helps data centers manage their processing loads, while Akamai Technologies supplies technology that enables the storing of large data files, such as video files, at locations close to the end-user. Both companies saw their stocks pressured after their earnings performance failed to keep pace with investors’ elevated expectations.

Another detractor, Cree, supplies energy-efficient LED lighting technology that we believe has potential for wider adoption across the general lighting market. Recently, however, Cree shipped more lighting units to its customer base than the market could apparently digest. While the resulting inventory build could dampen Cree’s near-term orders, we believe it could also have a positive impact, driving down the cost of LED components and speeding adoption of this lower-cost, more energy-efficient lighting technology across the end-user market.

Outlook

We remain optimistic on the outlook for our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy and continue to focus on companies that we believe will realize sustained earnings growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics

Total Net Assets: $65,793,644

Top Ten Holdings[3]

Holding	% of Total Net Assets
Fossil, Inc.	2.59%
Gardner Denver, Inc.	2.31%
Wright Express Corp.	2.21%
Core Laboratories N.V.	2.19%
Concho Resources, Inc.	2.09%
Precision Castparts Corp.	2.05%
FMC Corp.	2.05%
LKQ Corp.	1.99%
Old Dominion Freight Line, Inc.	1.99%
Alcatel-Lucent, ADR	1.99%
Total	21.46%

Sector Allocation[4]

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	12.34%	46.92%	3.12%	2.67%	3.58%	8.83%
with maximum sales charge	7.02%	39.93%	1.46%	1.67%	3.07%	8.50%
Class C Shares (5/21/07)
without sales charge	11.96%	45.54%	1.97%	—	—	-2.05%
with sales charge	10.96%	44.54%	1.97%	—	—	-2.05%
Class K Shares (12/4/06)	12.16%	46.42%	2.41%	—	—	0.59%
Class Y Shares (5/1/07)	12.55%	47.53%	3.43%	—	—	0.39%
Russell Midcap® Growth Index[1]	9.59%	43.25%	6.58%	6.28%	5.52%	8.38%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $9,183 (Class C), $10,274 (Class K), and $10,162 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

16	www.RSinvestments.com

RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•

Large-cap growth stocks, as defined by the Russell 1000® Growth Index[1], delivered positive absolute performance in the first half of 2011, despite renewed economic concerns that dampened investor risk tolerance in the second quarter.

•

RS Growth Fund slightly outperformed the benchmark Russell 1000® Growth Index for the six month period. The Fund’s performance relative to the benchmark benefited from stock selection in the technology, materials and processing, producers durables, and consumer discretionary sectors. On the flip side, stock selection in the energy and financial services sectors detracted from relative performance.

•	RS Growth Fund seeks long-term capital growth by investing in large-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index2, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples, health care, and utility sectors.

Fund Performance Overview

RS Growth Fund (Class A Shares) returned 6.84% over the six-month period ended June 30, 2011, slightly outperforming a 6.83% return for the benchmark Russell 1000® Growth Index.

Portfolio Review

Stock selection in the technology sector supported the Fund’s relative performance for the six-month period. The Fund’s positive contributors in this area included Alcatel-Lucent, a leading equipment provider in the ethernet carrier, optical networking, and 3G/4G wireless network areas.

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RS GROWTH FUND

We also benefited from our investment in management consulting firm Accenture. Accenture continues to report strong earnings performance as it capitalizes on its cash rich balance sheet and its footholds in the management consulting and enterprise resource planning software markets.

Standout contributors in the consumer discretionary space included Fossil, a maker of high end watches and fashion accessories that is capitalizing on a recent resurgence in the watch market. Fossil benefits from a strong brand image, a cost-efficient wholesale distribution system, and promising marketing opportunities abroad.

On a negative note, economic concerns weighed on performance by some of the Fund’s other consumer-oriented holdings, including more mainstream retailer Target, which warned of disappointing sales growth. The stock was one the Fund’s largest detractors for the period.

Several technology holdings also detracted from the Fund’s relative performance. These included internet media powerhouse Google and LED lighting technology company Cree. Google traded lower after its earnings proved slightly weaker than expected, due in part to increased spending on new hires and advertising. Meanwhile, Cree shipped more lighting units to its customer base than the market could apparently digest, resulting in inventory building that put downward pressure on product pricing and additional orders. Despite this setback, we remain positive on Cree’s long-term potential as the low-cost producer of high-end LED bulbs. Currently, LED technology accounts for only 1% of the more than $20 billion overall lighting market, but we believe this share could rise significantly over the next three years as potential customers recognize the energy efficiency and cost savings associated with this technology.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for the equity market, even as we recognize that uncertainty over global economic growth and the European debt situation could contribute to near-term market volatility. In this environment, we continue to focus on companies that we believe can achieve sustainable, long-term growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

18	www.RSinvestments.com

RS GROWTH FUND

Characteristics

Total Net Assets: $108,701,677

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	4.50%
Walgreen Co.	3.89%
Occidental Petroleum Corp.	3.33%
EMC Corp.	3.04%
United Parcel Service, Inc., Class B	2.98%
Fossil, Inc.	2.96%
Oracle Corp.	2.82%
Google, Inc., Class A	2.77%
FMC Corp.	2.58%
QUALCOMM, Inc.	2.50%
Total	31.37%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	6.84%	34.39%	1.50%	2.17%	3.05%	8.96%
with maximum sales charge	1.77%	28.01%	-0.14%	1.17%	2.55%	8.68%
Class C Shares (6/29/07)
without sales charge	6.29%	33.04%	0.31%	—	—	-2.88%
with sales charge	5.29%	32.04%	0.31%	—	—	-2.88%
Class K Shares (11/27/06)	6.65%	33.80%	0.88%	—	—	-0.03%
Class Y Shares (5/1/07)	6.97%	34.81%	1.71%	—	—	-0.34%
Russell 1000® Growth Index[1]	6.83%	35.01%	5.01%	5.33%	2.24%	7.35%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $8,898 (Class C), $9,984 (Class K), and $9,859 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

20	www.RSinvestments.com

RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•

Technology shares, as measured by the S&P® North American Technology Sector Index™[1], delivered positive absolute returns for the six-month period ended June 30, 2011, despite declines towards the end of the period.

•

RS Technology Fund returned positive absolute performance for the six-month period, and outperformed the benchmark S&P® North American Technology Sector Index™. The Fund underperformed the broader S&P 500® Index[2] during the period.

•	RS Technology Fund seeks long-term capital growth by investing in technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy over how the economy would fare as the Federal Reserve wound down its quantitative easing efforts. As investors lost their appetites for risk in the second quarter, they sought refuge in more defensive areas of the market. As a result, the S&P® North American Technology Sector Index™ delivered negative performance for the second quarter after a positive gain in the first.

Fund Performance Overview

RS Technology Fund (Class A Shares) returned 5.82% in the six-month period ended June 30, 2011, compared with a 3.02% return by the S&P® North American Technology Sector Index™ and a 6.02% return by the broader S&P 500® Index.

Portfolio Review

The Fund’s performance relative the S&P® North American Technology Sector Index™ was supported by Alcatel-Lucent, a leading provider of ethernet and optical networking equipment, and one of the Fund’s strongest contributors for the six-month period. The company is capitalizing on strong infrastructure investment in the networking space, as carriers upgrade their networks and add additional bandwidth to accommodate rising volumes of high-speed, high-bandwidth data traffic.

Polycom was another standout contributor. An innovative supplier of videoconferencing technology, Polycom continues to take market share away from market leader Cisco Systems as it capitalizes on the rapid growth in the videoconferencing market.

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RS TECHNOLOGY FUND

We also benefited from our investment in Fortinet, maker of an advanced security appliance able to quickly process data and identify potential cyber threats. Its products have been in high demand from enterprises and data centers as IT security threats become more complex.

On a negative note, performance relative to our benchmark was dampened by an investment in LED lighting technology company Cree, which saw some inventory building in its distribution chain, resulting in price cutting and an earnings disappointment. Despite this setback, we believe that price cutting may help to speed wider adoption of LED technology in the end-user market, which would ultimately benefit Cree, the low cost producer of high-end LEDs. Consequently, we held onto the position.

Inventory issues also weighed on recent performance by several other holdings, including Oclaro, a small-cap supplier of optical networking components, and Smith Micro Software, a maker of Internet connectivity software. Both companies experienced excess inventory issues, creating uncertainty for their near-term orders and earnings prospects. While we remain positive on Oclaro’s long-term prospects tied to the ongoing build-out of new network capacity, we were less reassured on Smith Micro’s long-term prospects and exited the position.

Outlook

We believe that innovation across the market-cap spectrum will continue to drive new investment opportunities in the technology space. With technology themes such as consolidation, cloud computing, IT efficiency, cybersecurity, and social networking playing a role, we see expanding opportunities for technology companies. At the same time, we believe that new products and applications continue to support strong top-line revenue growth, earnings performance, and market share gains for many technology companies.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS TECHNOLOGY FUND

Characteristics

Total Net Assets: $326,677,838

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	5.58%
QUALCOMM, Inc.	3.25%
EMC Corp.	3.09%
Google, Inc., Class A	3.08%
Oracle Corp.	3.06%
Alcatel-Lucent, ADR	2.99%
Polycom, Inc.	2.38%
Fortinet, Inc.	2.28%
Broadcom Corp., Class A	2.14%
RealD, Inc.	2.07%
Total	29.92%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results for periods after August 29, 1996 assume the reinvestment of dividends paid on the stocks constituting the index; for periods through August 29, 1996, index returns do not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	5.82%	44.85%	14.17%	11.40%	5.95%	9.31%
with maximum sales charge	0.78%	37.96%	12.33%	10.32%	5.44%	8.97%
Class C Shares (5/2/07)
without sales charge	5.42%	43.67%	12.98%	—	—	7.74%
with sales charge	4.42%	42.67%	12.98%	—	—	7.74%
Class K Shares (1/19/07)	5.51%	43.98%	13.31%	—	—	9.53%
Class Y Shares (5/1/07)	5.99%	45.28%	14.56%	—	—	9.39%
S&P North American Technology Sector IndexTM 1	3.02%	29.52%	6.90%	7.61%	1.29%	7.31%	*
S&P 500® Index[2]	6.02%	30.69%	3.34%	2.94%	2.72%	7.14%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $13,637 (Class C), $14,985 (Class K), and $14,530 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

24	www.RSinvestments.com

RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•	Small-cap shares as defined by the Russell 2000® Index[1] delivered solid performance in the first half of 2011, despite renewed economic uncertainty.

•

RS Small Cap Equity Fund outperformed the benchmark Russell 2000® Growth Index[2] for the six-month period ended June 30, 2011. The Fund’s performance relative to the benchmark was supported in particular by stock selection in the consumer discretionary sector. Stock selection in the energy and utilities sectors hindered relative performance.

•	RS Small Cap Equity Fund seeks long-term capital growth by investing in small-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index3, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. As the first half of 2011 drew to a close, investors’ appetites for risk became muted, as they sought refuge in more economically defensive investments in the consumer staples, health care, and utility sectors.

Fund Performance Overview

RS Small Cap Equity Fund (Class A Shares) gained 13.51% over the six-month period ended June 30, 2011, outperforming the benchmark Russell 2000® Growth Index, which returned 8.59%.

Portfolio Review

The Fund’s relative performance benefited from stock selection in the consumer discretionary sector, and in particular from our investments in several retailers. One standout performer was Ulta Salon, Cosmetics & Fragrance, a retailer of both high-end and discount beauty supply brands, which continues to report solid revenue performance as it capitalizes on its store expansion plans and high customer touchpoint strategy.

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RS SMALL CAP EQUITY FUND

In the health care sector, we benefited from our investment in Pharmasset, a biotechnology company that is focused on developing next generation treatments for hepatitis C (HCV), a condition that affects a large and relatively underserved population. Against this backdrop, we believe that there is a huge potential market for Pharmasset’s orally administered HCV drug that has fewer side effects than competing drugs.

Among our technology holdings, our relative results were supported by strong performance by Fortinet, the manufacturer of an advanced data security hardware system that processes huge amounts of information at a fast rate to identify potential cyber threats. We believe the company is well positioned to benefit from continued enterprise investment in the data security area.

On a negative note, other technology investments in the Fund struggled due to some inventory building by customers, which dampened near-term earnings prospects. Relative detractors included Oclaro, a supplier of optical components. We remain positive on Oclaro’s long-term prospects given our view that data networking equipment and components will be in great demand over the next few years as companies build out data networks to accommodate the growing volumes of data traffic.

Also within technology, we were less reassured by prospects for networking connectivity software maker Smith Micro Software, another detractor for the period, which has faced uncertainty over inventory issues and the delayed roll-out of Verizon’s 4G technology. We liquidated our investment in the company as it failed to progress towards our initial investment thesis.

Within healthcare, the Fund’s relative performance was dampened by our investment in Salix Pharmaceuticals. The stock declined sharply in February after the FDA failed to approve the company’s liver disease drug for a secondary indication to treat a digestive disorder. Given the uncertainty around a new strategy for FDA approval, we exited the position.

Outlook

We remain optimistic on the outlook for our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy. We continue to believe that small-cap companies house some of the most compelling innovations, and we continue to focus on companies that we believe will realize sustained earnings growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

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RS SMALL CAP EQUITY FUND

Characteristics

Total Net Assets: $125,683,709

Top Ten Holdings[4]

Holding	% of Total Net Assets
Ulta Salon, Cosmetics & Fragrance, Inc.	1.80%
HEICO Corp., Class A	1.72%
Vitamin Shoppe, Inc.	1.65%
Steven Madden Ltd.	1.65%
Netlogic Microsystems, Inc.	1.61%
Ancestry.com, Inc.	1.55%
Wright Express Corp.	1.55%
RBC Bearings, Inc.	1.54%
Team Health Holdings, Inc.	1.53%
Gardner Denver, Inc.	1.53%
Total	16.13%

Sector Allocation[5]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

www.RSinvestments.com	27

RS SMALL CAP EQUITY FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	13.51%	47.99%	13.01%	8.04%	7.76%	9.07%
with maximum sales charge	8.14%	40.95%	11.19%	6.99%	7.23%	8.69%
Class B Shares (5/6/97)
without sales charge	12.97%	46.59%	11.94%	6.98%	6.91%	8.27%
with sales charge	9.97%	43.59%	11.41%	6.83%	6.91%	8.27%
Class C Shares (8/7/00)
without sales charge	13.06%	46.72%	11.96%	7.09%	6.72%	4.13%
with sales charge	12.06%	45.72%	11.96%	7.09%	6.72%	4.13%
Class K Shares (5/15/01)	13.29%	47.42%	12.63%	7.67%	7.41%	7.42%
Class Y Shares (5/1/07)	13.66%	48.19%	13.15%	—	—	5.27%
Russell 2000® Growth Index[2]	8.59%	43.50%	8.35%	5.79%	4.63%	5.83%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2011: $19,504 (Class B), $19,154 (Class C), $20,443 (Class K), and $12,386 (Class Y). While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

28	www.RSinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Small Cap Growth Fund	Class A	$1,000.00	$1,133.40	$7.14	1.35%
	Class C	$1,000.00	$1,127.80	$12.25	2.32%
	Class K	$1,000.00	$1,130.50	$10.12	1.92%
	Class Y	$1,000.00	$1,135.40	$5.41	1.02%
RS Select Growth Fund	Class A	$1,000.00	$1,140.20	$7.16	1.35%
	Class C	$1,000.00	$1,135.20	$12.23	2.31%
	Class K	$1,000.00	$1,136.30	$10.65	2.01%
	Class Y	$1,000.00	$1,142.30	$5.40	1.02%

30	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,123.40	$7.76	1.47%
	Class C	$1,000.00	$1,119.60	$12.46	2.37%
	Class K	$1,000.00	$1,121.60	$10.48	1.99%
	Class Y	$1,000.00	$1,125.50	$6.27	1.19%
RS Growth Fund	Class A	$1,000.00	$1,068.40	$6.85	1.34%
	Class C	$1,000.00	$1,062.90	$12.74	2.49%
	Class K	$1,000.00	$1,066.50	$9.54	1.86%
	Class Y	$1,000.00	$1,069.70	$5.63	1.10%
RS Technology Fund	Class A	$1,000.00	$1,058.20	$7.44	1.46%
	Class C	$1,000.00	$1,054.20	$11.21	2.20%
	Class K	$1,000.00	$1,055.10	$10.46	2.05%
	Class Y	$1,000.00	$1,059.90	$5.79	1.13%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,135.10	$6.81	1.29%
	Class B	$1,000.00	$1,129.70	$12.10	2.29%
	Class C	$1,000.00	$1,130.60	$11.19	2.12%
	Class K	$1,000.00	$1,132.90	$8.46	1.60%
	Class Y	$1,000.00	$1,136.60	$5.14	0.97%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,013.28	$11.59	2.32%
	Class K	$1,000.00	$1,015.29	$9.57	1.92%
	Class Y	$1,000.00	$1,019.73	$5.12	1.02%
RS Select Growth Fund	Class A	$1,000.00	$1,018.10	$6.76	1.35%
	Class C	$1,000.00	$1,013.34	$11.53	2.31%
	Class K	$1,000.00	$1,014.82	$10.04	2.01%
	Class Y	$1,000.00	$1,019.75	$5.09	1.02%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,017.48	$7.38	1.47%
	Class C	$1,000.00	$1,013.04	$11.83	2.37%
	Class K	$1,000.00	$1,014.92	$9.95	1.99%
	Class Y	$1,000.00	$1,018.89	$5.96	1.19%
RS Growth Fund	Class A	$1,000.00	$1,018.17	$6.68	1.34%
	Class C	$1,000.00	$1,012.44	$12.43	2.49%
	Class K	$1,000.00	$1,015.56	$9.30	1.86%
	Class Y	$1,000.00	$1,019.36	$5.49	1.10%
RS Technology Fund	Class A	$1,000.00	$1,017.57	$7.29	1.46%
	Class C	$1,000.00	$1,013.88	$10.99	2.20%
	Class K	$1,000.00	$1,014.61	$10.26	2.05%
	Class Y	$1,000.00	$1,019.17	$5.68	1.13%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,018.41	$6.44	1.29%
	Class B	$1,000.00	$1,013.43	$11.44	2.29%
	Class C	$1,000.00	$1,014.29	$10.58	2.12%
	Class K	$1,000.00	$1,016.86	$8.00	1.60%
	Class Y	$1,000.00	$1,019.98	$4.86	0.97%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

www.RSinvestments.com	31

This Page Intentionally Left Blank

Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 97.5%
Advertising Agencies – 2.8%
MDC Partners, Inc., Class A	463,450	$8,369,907
Velti PLC(1)	538,650	9,108,571

		17,478,478
Aerospace – 1.7%
HEICO Corp., Class A	263,288	10,468,331

		10,468,331
Asset Management & Custodian – 0.3%
Financial Engines, Inc.(1)	64,900	1,682,208

		1,682,208
Auto Parts – 1.4%
LKQ Corp.(1)	342,850	8,944,957

		8,944,957
Back Office Support, HR and Consulting – 1.7%
Dice Holdings, Inc.(1)	475,465	6,428,287
ICF International, Inc.(1)	162,072	4,113,387

		10,541,674
Banks: Diversified – 1.0%
IBERIABANK Corp.	102,840	5,927,698

		5,927,698
Biotechnology – 5.3%
Aegerion Pharmaceuticals, Inc.(1)	173,250	2,728,688
Aveo Pharmaceuticals, Inc.(1)	220,066	4,535,560
Medivation, Inc.(1)	212,200	4,547,446
Myriad Genetics, Inc.(1)	179,355	4,073,152
NPS Pharmaceuticals, Inc.(1)	587,320	5,550,174
Pharmasset, Inc.(1)	55,012	6,172,346
Seattle Genetics, Inc.(1)	237,690	4,877,399

		32,484,765
Chemicals: Diversified – 1.0%
LSB Industries, Inc.(1)	150,160	6,444,867

		6,444,867
Chemicals: Specialty – 1.2%
Balchem Corp.	163,700	7,166,786

		7,166,786
Commercial Vehicles & Parts – 1.3%
Commercial Vehicle Group, Inc.(1)	558,000	7,918,020

		7,918,020
Communications Technology – 3.5%
ADTRAN, Inc.	140,460	5,437,207

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Communications Technology (continued)
NETGEAR, Inc.(1)	140,560	$6,145,283
Oclaro, Inc.(1)	777,745	5,226,446
Polycom, Inc.(1)	70,950	4,562,085

		21,371,021
Computer Services, Software & Systems – 10.1%
comScore, Inc.(1)	282,901	7,327,136
Concur Technologies, Inc.(1)	146,320	7,326,243
Digital River, Inc.(1)	175,210	5,634,754
Fortinet, Inc.(1)	333,500	9,101,215
Gartner, Inc.(1)	146,470	5,901,276
Informatica Corp.(1)	141,470	8,266,092
Sapient Corp.(1)	324,420	4,876,033
The Ultimate Software Group, Inc.(1)	156,440	8,515,029
VeriFone Systems, Inc.(1)	110,401	4,896,284

		61,844,062
Computer Technology – 0.7%
Super Micro Computer, Inc.(1)	258,443	4,158,348

		4,158,348
Consumer Electronics – 1.4%
RealD, Inc.(1)	358,988	8,396,729

		8,396,729
Consumer Lending – 1.4%
Portfolio Recovery Associates, Inc.(1)	98,960	8,390,818

		8,390,818
Consumer Services: Miscellaneous – 1.5%
Ancestry.com, Inc.(1)	222,230	9,198,100

		9,198,100
Containers & Packaging – 1.1%
Rock-Tenn Co., Class A	107,180	7,110,321

		7,110,321
Education Services – 1.2%
American Public Education, Inc.(1)	169,265	7,533,985

		7,533,985
Financial Data & Systems – 2.7%
Higher One Holdings, Inc.(1)	367,161	6,946,686
Wright Express Corp.(1)	181,078	9,428,732

		16,375,418
Foods – 1.2%
Diamond Foods, Inc.	93,640	7,148,478

		7,148,478

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Health Care Management Services – 1.2%
Catalyst Health Solutions, Inc.(1)	130,780	$7,300,140

		7,300,140
Health Care Services – 3.6%
Healthways, Inc.(1)	461,740	7,009,213
HMS Holdings Corp.(1)	79,100	6,080,417
Team Health Holdings, Inc.(1)	413,161	9,300,254

		22,389,884
Hotel/Motel – 1.0%
Gaylord Entertainment Co.(1)	198,210	5,946,300

		5,946,300
Leisure Time – 0.1%
HomeAway, Inc.(1)	13,160	509,292

		509,292
Machinery: Industrial – 2.5%
Altra Holdings, Inc.(1)	243,960	5,852,600
Gardner Denver, Inc.	110,480	9,285,844

		15,138,444
Medical & Dental Instruments & Supplies – 3.5%
ABIOMED, Inc.(1)	170,800	2,766,960
Align Technology, Inc.(1)	293,927	6,701,536
Merit Medical Systems, Inc.(1)	304,320	5,468,630
Neogen Corp.(1)	140,460	6,350,197

		21,287,323
Medical Equipment – 4.6%
Accuray, Inc.(1)	789,620	6,324,856
Cyberonics, Inc.(1)	112,452	3,143,033
Dexcom, Inc.(1)	521,921	7,562,635
Masimo Corp.	175,050	5,195,484
Zoll Medical Corp.(1)	110,040	6,234,867

		28,460,875
Metal Fabricating – 1.5%
RBC Bearings, Inc.(1)	248,540	9,384,870

		9,384,870
Metals & Minerals: Diversified – 2.5%
Compass Minerals International, Inc.	86,460	7,441,612
Globe Specialty Metals, Inc.	350,640	7,861,349

		15,302,961
Oil Well Equipment & Services – 3.5%
Complete Production Services, Inc.(1)	236,210	7,879,966
Core Laboratories N.V.	60,608	6,760,216
Dril-Quip, Inc.(1)	104,370	7,079,417

		21,719,599

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Oil: Crude Producers – 0.7%
Comstock Resources, Inc.(1)	157,270	$4,527,803

		4,527,803
Pharmaceuticals – 1.7%
Amarin Corp. PLC, ADR(1)	249,103	3,604,520
BioMarin Pharmaceutical, Inc.(1)	256,170	6,970,386

		10,574,906
Printing and Copying Services – 0.6%
VistaPrint N.V.(1)	80,140	3,834,699

		3,834,699
Producer Durables: Miscellaneous – 0.9%
BE Aerospace, Inc.(1)	141,050	5,756,251

		5,756,251
Production Technology Equipment – 0.7%
Rudolph Technologies, Inc.(1)	383,830	4,110,819

		4,110,819
Radio & TV Broadcasters – 0.5%
Pandora Media, Inc.(1)	169,730	3,209,594

		3,209,594
Real Estate – 0.9%
FirstService Corp.(1)	154,050	5,320,887

		5,320,887
Restaurants – 1.1%
BJ’s Restaurants, Inc.(1)	124,370	6,512,013

		6,512,013
Scientific Instruments: Electrical – 1.1%
GrafTech International Ltd.(1)	350,847	7,111,669

		7,111,669
Scientific Instruments: Gauges & Meters – 1.0%
Elster Group SE, ADR(1)	377,016	6,175,522

		6,175,522
Securities Brokerage & Services – 0.9%
MarketAxess Holdings, Inc.	233,000	5,838,980

		5,838,980
Semiconductors & Components – 6.2%
Hittite Microwave Corp.(1)	101,200	6,265,292
Netlogic Microsystems, Inc.(1)	244,020	9,863,288
O2Micro International Ltd., ADR(1)	511,586	3,325,309
Power Integrations, Inc.	188,706	7,251,972
SemiLEDs Corp.(1)	656,390	4,233,715
Silicon Laboratories, Inc.(1)	178,580	7,368,211

		38,307,787

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Specialty Retail – 4.7%
Tractor Supply Co.	123,550	$8,263,024
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	166,960	10,782,277
Vitamin Shoppe, Inc.(1)	213,720	9,779,827

		28,825,128
Textiles, Apparel & Shoes – 6.5%
Crocs, Inc.(1)	270,210	6,957,907
Deckers Outdoor Corp.(1)	73,970	6,519,716
G-III Apparel Group Ltd.(1)	233,700	8,057,976
Steven Madden Ltd.(1)	253,500	9,508,785
Under Armour, Inc., Class A(1)	113,010	8,736,803

		39,781,187
Truckers – 2.4%
Old Dominion Freight Line, Inc.(1)	203,960	7,607,708
Roadrunner Transportation Systems, Inc.(1)	469,510	7,080,211

		14,687,919
Utilities: Telecommunications – 1.1%
j2 Global Communications, Inc.(1)	251,472	7,099,055

		7,099,055
Total Common Stocks (Cost $440,757,840)		599,698,971

	Principal Amount	Value
Repurchase Agreements – 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $20,489,006, due 7/1/2011(2)	$20,489,000	20,489,000
Total Repurchase Agreements (Cost $20,489,000)		20,489,000
Total Investments – 100.8% (Cost $461,246,840)		620,187,971
Other Liabilities, Net - (0.8)%		(5,153,978)
Total Net Assets - 100.0%		$615,033,993

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$20,902,018

Legend:

ADR – American Depositary Receipt.

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$599,698,971	$—	$—	$599,698,971

Repurchase Agreements	—	20,489,000	—	20,489,000

Total	$599,698,971	$20,489,000	$—	$620,187,971

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 96.6%
Aerospace – 2.3%
HEICO Corp., Class A	46,802	$1,860,847

		1,860,847
Auto Parts – 2.1%
LKQ Corp.(1)	63,170	1,648,105

		1,648,105
Back Office Support, HR and Consulting – 5.3%
CoStar Group, Inc.(1)	15,110	895,721
Dice Holdings, Inc.(1)	64,314	869,525
IHS, Inc., Class A(1)	14,170	1,182,061
Verisk Analytics, Inc., Class A(1)	39,440	1,365,413

		4,312,720
Banks: Diversified – 1.0%
SVB Financial Group(1)	13,910	830,566

		830,566
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc.(1)	25,580	1,203,027
Myriad Genetics, Inc.(1)	33,262	755,380

		1,958,407
Chemicals: Specialty – 1.8%
Balchem Corp.	33,720	1,476,262

		1,476,262
Communications Technology – 3.4%
ADTRAN, Inc.	14,500	561,295
Polycom, Inc.(1)	20,690	1,330,367
Riverbed Technology, Inc.(1)	22,360	885,232

		2,776,894
Computer Services, Software & Systems – 10.9%
Concur Technologies, Inc.(1)	25,410	1,272,279
Digital River, Inc.(1)	38,280	1,231,085
Fortinet, Inc.(1)	59,420	1,621,572
Gartner, Inc.(1)	25,750	1,037,467
Sapient Corp.(1)	44,440	667,933
The Ultimate Software Group, Inc.(1)	32,730	1,781,494
VeriFone Systems, Inc.(1)	27,428	1,216,432

		8,828,262
Consumer Lending – 2.1%
Portfolio Recovery Associates, Inc.(1)	20,280	1,719,541

		1,719,541

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Containers & Packaging – 1.8%
Rock-Tenn Co., Class A	21,470	$1,424,320

		1,424,320
Education Services – 1.6%
American Public Education, Inc.(1)	28,614	1,273,609

		1,273,609
Financial Data & Systems – 4.2%
MSCI, Inc., Class A(1)	35,070	1,321,437
Wright Express Corp.(1)	39,598	2,061,868

		3,383,305
Foods – 1.7%
Diamond Foods, Inc.	17,850	1,362,669

		1,362,669
Health Care Facilities – 1.4%
Brookdale Senior Living, Inc.(1)	46,600	1,130,050

		1,130,050
Health Care Services – 1.6%
HMS Holdings Corp.(1)	17,000	1,306,790

		1,306,790
Hotel/Motel — 1.3%
Gaylord Entertainment Co.(1)	35,850	1,075,500

		1,075,500
Leisure Time – 0.1%
HomeAway, Inc.(1)	1,730	66,951

		66,951
Luxury Items – 2.0%
Fossil, Inc.(1)	13,580	1,598,638

		1,598,638
Machinery: Industrial – 2.3%
Gardner Denver, Inc.	22,190	1,865,069

		1,865,069
Medical & Dental Instruments & Supplies – 3.0%
Align Technology, Inc.(1)	52,720	1,202,016
Neogen Corp.(1)	27,700	1,252,317

		2,454,333
Medical Equipment – 3.4%
Cyberonics, Inc.(1)	20,540	574,093
Masimo Corp.	26,450	785,036
Sirona Dental Systems, Inc.(1)	26,360	1,399,716

		2,758,845

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Medical Services – 1.2%
Pharmaceutical Product Development, Inc.	35,990	$965,972

		965,972
Metal Fabricating – 2.0%
RBC Bearings, Inc.(1)	42,420	1,601,779

		1,601,779
Metals & Minerals: Diversified – 1.9%
Compass Minerals International, Inc.	17,960	1,545,817

		1,545,817
Oil Well Equipment & Services – 4.9%
Core Laboratories N.V.	13,710	1,529,213
Dril-Quip, Inc.(1)	20,230	1,372,201
Oil States International, Inc.(1)	13,160	1,051,616

		3,953,030
Oil: Crude Producers – 0.9%
Comstock Resources, Inc.(1)	26,080	750,843

		750,843
Pharmaceuticals – 1.2%
United Therapeutics Corp.(1)	17,450	961,495

		961,495
Printing and Copying Services – 1.0%
VistaPrint N.V.(1)	16,460	787,611

		787,611
Producer Durables: Miscellaneous – 1.3%
BE Aerospace, Inc.(1)	25,390	1,036,166

		1,036,166
Restaurants – 1.3%
Arcos Dorados Holdings, Inc., Class A	49,140	1,036,363

		1,036,363
Scientific Instruments: Electrical – 1.6%
GrafTech International Ltd.(1)	63,436	1,285,848

		1,285,848
Semiconductors & Components – 6.0%
Hittite Microwave Corp.(1)	18,540	1,147,811
Netlogic Microsystems, Inc.(1)	36,040	1,456,737
Power Integrations, Inc.	28,814	1,107,322
Silicon Laboratories, Inc.(1)	27,300	1,126,398

		4,838,268
Specialty Retail – 6.5%
Tractor Supply Co.	25,410	1,699,421

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Specialty Retail (continued)
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	30,040	$1,939,983
Vitamin Shoppe, Inc.(1)	34,160	1,563,162

		5,202,566
Textiles, Apparel & Shoes – 7.5%
Deckers Outdoor Corp.(1)	15,830	1,395,256
Guess?, Inc.	34,940	1,469,577
Steven Madden Ltd.(1)	36,210	1,358,237
Under Armour, Inc., Class A(1)	23,690	1,831,474

		6,054,544
Truckers – 1.8%
Old Dominion Freight Line, Inc.(1)	39,620	1,477,826

		1,477,826
Utilities: Telecommunications – 1.8%
j2 Global Communications, Inc.(1)	50,298	1,419,913

		1,419,913
Total Common Stocks (Cost $57,106,800)		78,029,724

	Principal Amount	Value
Repurchase Agreements – 4.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,273,001, due 7/1/2011(2)	$3,273,000	3,273,000
Total Repurchase Agreements (Cost $3,273,000)		3,273,000
Total Investments – 100.6% (Cost $60,379,800)		81,302,724
Other Liabilities, Net - (0.6)%		(497,795)
Total Net Assets - 100.0%		$80,804,929

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$3,342,508

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$78,029,724	$—	$—	$78,029,724

Repurchase Agreements	—	3,273,000	—	3,273,000

Total	$78,029,724	$3,273,000	$—	$81,302,724

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 97.3%
Asset Management & Custodian – 1.7%
Affiliated Managers Group, Inc.(1)	11,360	$1,152,472

		1,152,472
Auto Parts – 2.0%
LKQ Corp.(1)	50,240	1,310,762

		1,310,762
Back Office Support, HR and Consulting – 3.2%
IHS, Inc., Class A(1)	11,490	958,496
Verisk Analytics, Inc., Class A(1)	32,560	1,127,227

		2,085,723
Banks: Diversified – 1.8%
IBERIABANK Corp.	8,690	500,892
SVB Financial Group(1)	11,210	669,349

		1,170,241
Biotechnology – 3.6%
Alexion Pharmaceuticals, Inc.(1)	13,840	650,895
Human Genome Sciences, Inc.(1)	28,620	702,335
Pharmasset, Inc.(1)	4,920	552,024
Regeneron Pharmaceuticals, Inc.(1)	7,830	444,039

		2,349,293
Chemicals: Diversified – 3.7%
Ecolab, Inc.	19,690	1,110,122
FMC Corp.	15,685	1,349,224

		2,459,346
Communications Technology – 2.7%
Polycom, Inc.(1)	16,930	1,088,599
Riverbed Technology, Inc.(1)	18,270	723,309

		1,811,908
Computer Services, Software & Systems – 11.5%
Akamai Technologies, Inc.(1)	14,510	456,630
F5 Networks, Inc.(1)	10,310	1,136,677
Fortinet, Inc.(1)	27,420	748,292
Gartner, Inc.(1)	20,600	829,974
Intuit, Inc.(1)	16,750	868,655
Rovi Corp.(1)	12,580	721,589
Salesforce.com, Inc.(1)	6,360	947,513
VeriFone Systems, Inc.(1)	22,240	986,344
VeriSign, Inc.	26,070	872,302

		7,567,976

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS – RS MID CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Computer Technology – 1.0%
NetApp, Inc.(1)	12,830	$677,167

		677,167
Diversified Retail – 1.7%
Nordstrom, Inc.	24,160	1,134,070

		1,134,070
Financial Data & Systems – 5.1%
Alliance Data Systems Corp.(1)	10,480	985,853
MSCI, Inc., Class A(1)	23,810	897,161
Wright Express Corp.(1)	27,870	1,451,191

		3,334,205
Foods – 1.9%
McCormick & Co., Inc.	25,100	1,244,207

		1,244,207
Health Care Facilities – 1.4%
Brookdale Senior Living, Inc.(1)	36,930	895,553

		895,553
Health Care Services – 1.7%
Cerner Corp.(1)	17,960	1,097,536

		1,097,536
Hotel/Motel – 1.9%
Wynn Resorts Ltd.	8,570	1,230,138

		1,230,138
Leisure Time – 2.7%
HomeAway, Inc.(1)	1,400	54,180
Priceline.com, Inc.(1)	2,290	1,172,319
Royal Caribbean Cruises Ltd.(1)	15,620	587,937

		1,814,436
Luxury Items – 2.6%
Fossil, Inc.(1)	14,460	1,702,231

		1,702,231
Machinery: Construction & Handling – 0.7%
The Manitowoc Co., Inc.	27,340	460,406

		460,406
Machinery: Industrial – 2.3%
Gardner Denver, Inc.	18,080	1,519,624

		1,519,624
Medical Equipment – 3.5%
Hologic, Inc.(1)	28,860	582,106
Illumina, Inc.(1)	9,630	723,695
Sirona Dental Systems, Inc.(1)	18,450	979,695

		2,285,496

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Medical Services – 0.9%
Pharmaceutical Product Development, Inc.	22,460	$602,826

		602,826
Metal Fabricating – 2.0%
Precision Castparts Corp.	8,210	1,351,777

		1,351,777
Metals & Minerals: Diversified – 2.0%
Compass Minerals International, Inc.	15,160	1,304,821

		1,304,821
Oil Well Equipment & Services – 5.3%
Cameron International Corp.(1)	24,110	1,212,492
Core Laboratories N.V.	12,910	1,439,981
Oil States International, Inc.(1)	10,620	848,644

		3,501,117
Oil: Crude Producers – 4.0%
Concho Resources, Inc.(1)	14,980	1,375,913
Southwestern Energy Co.(1)	28,860	1,237,517

		2,613,430
Pharmaceuticals – 0.8%
United Therapeutics Corp.(1)	9,690	533,919

		533,919
Producer Durables: Miscellaneous – 1.3%
BE Aerospace, Inc.(1)	20,660	843,135

		843,135
Production Technology Equipment – 1.2%
Lam Research Corp.(1)	17,220	762,502

		762,502
Restaurants – 2.9%
Arcos Dorados Holdings, Inc., Class A	35,860	756,287
Starbucks Corp.	29,750	1,174,828

		1,931,115
Scientific Instruments: Electrical – 3.1%
AMETEK, Inc.	21,330	957,717
GrafTech International Ltd.(1)	52,094	1,055,945

		2,013,662
Scientific Instruments: Gauges & Meters – 1.5%
Elster Group SE, ADR(1)	58,877	964,405

		964,405
Semiconductors & Components – 2.5%
Cree, Inc.(1)	19,530	656,013

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Semiconductors & Components (continued)
Silicon Laboratories, Inc.(1)	24,720	$1,019,947

		1,675,960
Specialty Retail – 5.7%
CarMax, Inc.(1)	19,110	631,967
Tractor Supply Co.	17,860	1,194,477
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	18,810	1,214,750
Urban Outfitters, Inc.(1)	24,640	693,616

		3,734,810
Telecommunications Equipment – 2.0%
Alcatel-Lucent, ADR(1)	226,710	1,308,117

		1,308,117
Textiles, Apparel & Shoes – 3.4%
Coach, Inc.	15,760	1,007,537
Guess?, Inc.	29,220	1,228,993

		2,236,530
Truckers – 2.0%
Old Dominion Freight Line, Inc.(1)	35,120	1,309,976

		1,309,976
Total Common Stocks (Cost $45,581,661)		63,990,892

	Principal Amount	Value
Repurchase Agreements – 1.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $1,267,000, due 7/1/2011(2)	$1,267,000	1,267,000
Total Repurchase Agreements (Cost $1,267,000)		1,267,000
Total Investments - 99.2% (Cost $46,848,661)		65,257,892
Other Assets, Net - 0.8%		535,752
Total Net Assets - 100.0%		$65,793,644

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$1,295,663

Legend:

ADR – American Depositary Receipt.

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$63,990,892	$—	$—	$63,990,892

Repurchase Agreements	—	1,267,000	—	1,267,000

Total	$63,990,892	$1,267,000	$—	$65,257,892

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 98.3%
Asset Management & Custodian – 2.0%
Affiliated Managers Group, Inc.(1)	21,550	$2,186,248

		2,186,248
Back Office Support, HR and Consulting – 3.9%
Accenture PLC, Class A	34,450	2,081,469
Verisk Analytics, Inc., Class A(1)	61,810	2,139,862

		4,221,331
Biotechnology – 2.5%
Alexion Pharmaceuticals, Inc.(1)	22,640	1,064,759
Human Genome Sciences, Inc.(1)	50,600	1,241,724
Regeneron Pharmaceuticals, Inc.(1)	8,130	461,052

		2,767,535
Cable Television Services – 1.3%
DIRECTV, Class A(1)	28,770	1,462,091

		1,462,091
Chemicals: Diversified – 4.3%
Ecolab, Inc.	33,460	1,886,475
FMC Corp.	32,540	2,799,091

		4,685,566
Communications Technology – 3.6%
Polycom, Inc.(1)	18,840	1,211,412
QUALCOMM, Inc.	47,790	2,713,994

		3,925,406
Computer Services, Software & Systems – 10.4%
Adobe Systems, Inc.(1)	32,640	1,026,528
F5 Networks, Inc.(1)	17,120	1,887,480
Google, Inc., Class A(1)	5,940	3,007,897
Intuit, Inc.(1)	21,360	1,107,730
Oracle Corp.	93,040	3,061,946
Rovi Corp.(1)	22,130	1,269,377

		11,360,958
Computer Technology – 7.5%
Apple, Inc.(1)	14,580	4,894,069
EMC Corp.(1)	119,850	3,301,867

		8,195,936
Diversified Financial Services – 2.0%
JPMorgan Chase & Co.	52,766	2,160,240

		2,160,240
Diversified Manufacturing Operations – 2.4%
Danaher Corp.	48,700	2,580,613

		2,580,613

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Diversified Retail – 4.2%
Amazon.com, Inc.(1)	11,590	$2,370,039
Nordstrom, Inc.	45,780	2,148,913

		4,518,952
Drug & Grocery Store Chains – 3.9%
Walgreen Co.	99,500	4,224,770

		4,224,770
Energy Equipment – 0.9%
Tenaris S.A., ADR	20,820	952,099

		952,099
Financial Data & Systems – 2.0%
Alliance Data Systems Corp.(1)	23,190	2,181,483

		2,181,483
Foods – 1.9%
McCormick & Co., Inc.	41,480	2,056,164

		2,056,164
Health Care Facilities – 1.0%
HCA Holdings, Inc.(1)	33,400	1,102,200

		1,102,200
Health Care Services – 2.4%
Cerner Corp.(1)	21,380	1,306,532
Medco Health Solutions, Inc.(1)	22,320	1,261,526

		2,568,058
Leisure Time – 0.9%
Royal Caribbean Cruises Ltd.(1)	25,720	968,101

		968,101
Luxury Items – 3.0%
Fossil, Inc.(1)	27,330	3,217,288

		3,217,288
Medical & Dental Instruments & Supplies – 0.9%
Stryker Corp.	17,390	1,020,619

		1,020,619
Medical Equipment – 1.1%
Illumina, Inc.(1)	16,560	1,244,484

		1,244,484
Metal Fabricating – 2.1%
Precision Castparts Corp.	13,620	2,242,533

		2,242,533
Oil Well Equipment & Services – 5.4%
Cameron International Corp.(1)	44,240	2,224,830
Oil States International, Inc.(1)	17,800	1,422,398

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Oil Well Equipment & Services (continued)
Schlumberger Ltd.	25,770	$2,226,528

		5,873,756
Oil: Crude Producers – 7.4%
Concho Resources, Inc.(1)	21,600	1,983,960
Occidental Petroleum Corp.	34,740	3,614,350
Southwestern Energy Co.(1)	55,930	2,398,278

		7,996,588
Pharmaceuticals – 1.5%
Shire PLC, ADR	17,330	1,632,659

		1,632,659
Railroads – 2.0%
CSX Corp.	81,150	2,127,753

		2,127,753
Restaurants – 2.0%
Starbucks Corp.	54,200	2,140,358

		2,140,358
Scientific Instruments: Electrical – 2.0%
AMETEK, Inc.	49,105	2,204,814

		2,204,814
Semiconductors & Components – 1.4%
Cree, Inc.(1)	46,320	1,555,889

		1,555,889
Specialty Retail – 2.3%
CarMax, Inc.(1)	39,640	1,310,895
Urban Outfitters, Inc.(1)	42,480	1,195,812

		2,506,707
Telecommunications Equipment – 2.0%
Alcatel-Lucent, ADR(1)	383,200	2,211,064

		2,211,064
Textiles, Apparel & Shoes – 3.1%
Coach, Inc.	34,840	2,227,321
NIKE, Inc., Class B	12,560	1,130,149

		3,357,470
Tobacco – 2.0%
Philip Morris International, Inc.	32,020	2,137,975

		2,137,975
Transportation Miscellaneous – 3.0%
United Parcel Service, Inc., Class B	44,390	3,237,363

		3,237,363
Total Common Stocks (Cost $80,656,209)		106,825,071

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,327,001, due 7/1/2011(2)	$2,327,000	$2,327,000
Total Repurchase Agreements (Cost $2,327,000)		2,327,000
Total Investments – 100.4% (Cost $82,983,209)		109,152,071
Other Liabilities, Net - (0.4)%		(450,394)
Total Net Assets - 100.0%		$108,701,677

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$2,374,542

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$106,825,071	$—	$—	$106,825,071

Repurchase Agreements	—	2,327,000	—	2,327,000

Total	$106,825,071	$2,327,000	$—	$109,152,071

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 94.6%
Advertising Agencies – 2.1%
Constant Contact, Inc.(1)	48,630	$1,234,230
Velti PLC(1)	324,530	5,487,802

		6,722,032
Back Office Support, HR and Consulting – 0.9%
Dice Holdings, Inc.(1)	203,825	2,755,714

		2,755,714
Cable Television Services – 1.5%
DIRECTV, Class A(1)	97,960	4,978,327

		4,978,327
Communications Technology – 14.4%
Acme Packet, Inc.(1)	71,810	5,036,035
ADTRAN, Inc.	58,800	2,276,148
Aruba Networks, Inc.(1)	65,300	1,929,615
Ciena Corp.(1)	186,150	3,421,437
NETGEAR, Inc.(1)	79,321	3,467,914
Oclaro, Inc.(1)	443,645	2,981,294
Polycom, Inc.(1)	120,920	7,775,156
QUALCOMM, Inc.	187,060	10,623,138
Riverbed Technology, Inc.(1)	98,590	3,903,178
ShoreTel, Inc.(1)	217,700	2,220,540
Sonus Networks, Inc.(1)	1,090,470	3,533,123

		47,167,578
Computer Services, Software & Systems – 32.9%
Adobe Systems, Inc.(1)	102,200	3,214,190
Akamai Technologies, Inc.(1)	48,280	1,519,372
Baidu, Inc., ADR(1)	29,200	4,091,796
Citrix Systems, Inc.(1)	48,910	3,912,800
Cognizant Technology Solutions Corp., Class A(1)	61,810	4,533,145
comScore, Inc.(1)	166,615	4,315,329
Concur Technologies, Inc.(1)	74,110	3,710,688
Digital River, Inc.(1)	69,980	2,250,557
F5 Networks, Inc.(1)	56,890	6,272,123
Fortinet, Inc.(1)	273,220	7,456,174
Google, Inc., Class A(1)	19,860	10,056,707
Informatica Corp.(1)	66,740	3,899,618
InterXion Holding N.V.(1)	88,480	1,339,587
Intuit, Inc.(1)	60,860	3,156,200
Magma Design Automation, Inc.(1)	596,839	4,768,744
Microsoft Corp.	192,630	5,008,380
Oracle Corp.	303,990	10,004,311

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

June 30, 2011 (unaudited)	Shares	Value
Computer Services, Software & Systems (continued)
Renren, Inc., ADR(1)	50,000	$442,500
Rovi Corp.(1)	53,830	3,087,689
Salesforce.com, Inc.(1)	28,430	4,235,501
Sapient Corp.(1)	194,710	2,926,491
Sourcefire, Inc.(1)	92,980	2,763,366
SuccessFactors, Inc.(1)	61,990	1,822,506
Taleo Corp., Class A(1)	66,480	2,461,754
The Ultimate Software Group, Inc.(1)	94,380	5,137,103
VeriSign, Inc.	88,890	2,974,259
Yahoo! Inc.(1)	105,010	1,579,350
Youku.com, Inc., ADR(1)	12,400	425,940

		107,366,180
Computer Technology – 11.6%
Apple, Inc.(1)	54,340	18,240,308
EMC Corp.(1)	366,730	10,103,411
NetApp, Inc.(1)	67,000	3,536,260
Silicon Graphics International Corp.(1)	158,020	2,717,944
STEC, Inc.(1)	185,390	3,153,484

		37,751,407
Consumer Electronics – 2.6%
RealD, Inc.(1)	289,428	6,769,721
TiVo, Inc.(1)	168,160	1,730,366

		8,500,087
Consumer Services: Miscellaneous – 1.0%
Ancestry.com, Inc.(1)	82,070	3,396,877

		3,396,877
Diversified Retail – 1.8%
Amazon.com, Inc.(1)	26,880	5,496,691
E-Commerce China Dangdang, Inc., ADR(1)	41,360	479,363

		5,976,054
Health Care Services – 1.0%
WebMD Health Corp.(1)	72,540	3,306,373

		3,306,373
Leisure Time – 0.9%
Priceline.com, Inc.(1)	5,950	3,045,983

		3,045,983
Medical Equipment – 1.7%
Illumina, Inc.(1)	73,410	5,516,761

		5,516,761

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

June 30, 2011 (unaudited)	Shares	Value
Printing and Copying Services – 0.4%
VistaPrint N.V.(1)	26,480	$1,267,068

		1,267,068
Production Technology Equipment – 1.8%
FEI Co.(1)	66,620	2,544,218
Lam Research Corp.(1)	72,760	3,221,813

		5,766,031
Radio & TV Broadcasters – 0.5%
Pandora Media, Inc.(1)	94,930	1,795,126

		1,795,126
Semiconductors & Components – 15.4%
Avago Technologies Ltd.	140,800	5,350,400
Broadcom Corp., Class A(1)	208,140	7,001,830
Cree, Inc.(1)	142,790	4,796,316
Hittite Microwave Corp.(1)	56,510	3,498,534
Mellanox Technologies Ltd.(1)	130,350	3,885,734
Netlogic Microsystems, Inc.(1)	147,320	5,954,674
O2Micro International Ltd., ADR(1)	511,142	3,322,423
Power Integrations, Inc.	96,659	3,714,605
SemiLEDs Corp.(1)	437,350	2,820,908
Silicon Laboratories, Inc.(1)	119,220	4,919,017
Spreadtrum Communications, Inc. ADR(1)	327,850	5,166,916

		50,431,357
Telecommunications Equipment – 3.0%
Alcatel-Lucent, ADR(1)	1,690,610	9,754,820

		9,754,820
Utilities: Telecommunications – 1.1%
j2 Global Communications, Inc.(1)	124,257	3,507,775

		3,507,775
Total Common Stocks (Cost $241,901,321)		309,005,550

	Principal Amount	Value
Repurchase Agreements – 5.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $18,389,005, due 7/1/2011(2)	$18,389,000	18,389,000
Total Repurchase Agreements (Cost $18,389,000)		18,389,000
Total Investments - 100.2% (Cost $260,290,321)		327,394,550
Other Liabilities, Net - (0.2)%		(716,712)
Total Net Assets - 100.0%		$326,677,838

(1)	Non-income producing security.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$18,757,706

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$309,005,550	$—	$—	$309,005,550

Repurchase Agreements	—	18,389,000	—	18,389,000

Total	$309,005,550	$18,389,000	$—	$327,394,550

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 98.5%
Advertising Agencies – 1.5%
Velti PLC(1)	113,500	$1,919,285

		1,919,285
Aerospace – 1.7%
HEICO Corp., Class A	54,495	2,166,721

		2,166,721
Asset Management & Custodian – 0.3%
Financial Engines, Inc.(1)	13,400	347,328

		347,328
Auto Parts – 1.5%
LKQ Corp.(1)	72,700	1,896,743

		1,896,743
Back Office Support, HR and Consulting – 2.6%
Dice Holdings, Inc.(1)	100,125	1,353,690
ICF International, Inc.(1)	36,600	928,908
Robert Half International, Inc.	35,200	951,456

		3,234,054
Banks: Diversified – 1.0%
IBERIABANK Corp.	21,600	1,245,024

		1,245,024
Biotechnology – 5.3%
Aegerion Pharmaceuticals, Inc.(1)	35,400	557,550
Aveo Pharmaceuticals, Inc.(1)	46,782	964,177
Medivation, Inc.(1)	43,400	930,062
Myriad Genetics, Inc.(1)	37,037	841,110
NPS Pharmaceuticals, Inc.(1)	120,900	1,142,505
Pharmasset, Inc.(1)	11,200	1,256,640
Seattle Genetics, Inc.(1)	48,600	997,272

		6,689,316
Chemicals: Diversified – 1.0%
LSB Industries, Inc.(1)	30,700	1,317,644

		1,317,644
Chemicals: Specialty – 1.2%
Balchem Corp.	34,600	1,514,788

		1,514,788
Commercial Vehicles & Parts – 1.3%
Commercial Vehicle Group, Inc.(1)	114,600	1,626,174

		1,626,174
Communications Technology – 3.5%
ADTRAN, Inc.	29,400	1,138,074

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2011 (unaudited)	Shares	Value
Communications Technology (continued)
NETGEAR, Inc.(1)	28,800	$1,259,136
Oclaro, Inc.(1)	160,156	1,076,248
Polycom, Inc.(1)	14,600	938,780

		4,412,238
Computer Services, Software & Systems – 10.4%
comScore, Inc.(1)	60,717	1,572,570
Concur Technologies, Inc.(1)	31,100	1,557,177
Digital River, Inc.(1)	36,970	1,188,955
Fortinet, Inc.(1)	68,800	1,877,552
Gartner, Inc.(1)	30,300	1,220,787
Informatica Corp.(1)	29,229	1,707,851
Sapient Corp.(1)	68,700	1,032,561
The Ultimate Software Group, Inc.(1)	33,000	1,796,190
VeriFone Systems, Inc.(1)	23,712	1,051,627

		13,005,270
Computer Technology – 0.7%
Super Micro Computer, Inc.(1)	52,900	851,161

		851,161
Consumer Electronics – 1.4%
RealD, Inc.(1)	74,794	1,749,432

		1,749,432
Consumer Lending – 1.4%
Portfolio Recovery Associates, Inc.(1)	20,216	1,714,115

		1,714,115
Consumer Services: Miscellaneous – 1.5%
Ancestry.com, Inc.(1)	47,100	1,949,469

		1,949,469
Containers & Packaging – 1.2%
Rock-Tenn Co., Class A	22,200	1,472,748

		1,472,748
Education Services – 1.3%
American Public Education, Inc.(1)	35,937	1,599,556

		1,599,556
Financial Data & Systems – 2.7%
Higher One Holdings, Inc.(1)	75,614	1,430,617
Wright Express Corp.(1)	37,366	1,945,648

		3,376,265
Foods – 1.2%
Diamond Foods, Inc.	19,400	1,480,996

		1,480,996

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2011 (unaudited)	Shares	Value
Health Care Management Services – 1.2%
Catalyst Health Solutions, Inc.(1)	26,700	$1,490,394

		1,490,394
Health Care Services – 3.7%
Healthways, Inc.(1)	94,500	1,434,510
HMS Holdings Corp.(1)	17,400	1,337,538
Team Health Holdings, Inc.(1)	85,547	1,925,663

		4,697,711
Hotel/Motel – 1.0%
Gaylord Entertainment Co.(1)	40,600	1,218,000

		1,218,000
Leisure Time – 0.1%
HomeAway, Inc.(1)	2,700	104,490

		104,490
Machinery: Industrial – 2.5%
Altra Holdings, Inc.(1)	50,600	1,213,894
Gardner Denver, Inc.	22,900	1,924,745

		3,138,639
Medical & Dental Instruments & Supplies – 3.5%
ABIOMED, Inc.(1)	35,000	567,000
Align Technology, Inc.(1)	60,100	1,370,280
Merit Medical Systems, Inc.(1)	62,200	1,117,734
Neogen Corp.(1)	28,900	1,306,569

		4,361,583
Medical Equipment – 4.7%
Accuray, Inc.(1)	165,553	1,326,080
Cyberonics, Inc.(1)	22,962	641,788
Dexcom, Inc.(1)	107,703	1,560,616
Masimo Corp.	36,400	1,080,352
Zoll Medical Corp.(1)	23,300	1,320,178

		5,929,014
Metal Fabricating – 1.5%
RBC Bearings, Inc.(1)	51,400	1,940,864

		1,940,864
Metals & Minerals: Diversified – 2.5%
Compass Minerals International, Inc.	17,700	1,523,439
Globe Specialty Metals, Inc.	72,200	1,618,724

		3,142,163
Oil Well Equipment & Services – 3.8%
Complete Production Services, Inc.(1)	52,800	$1,761,408
Core Laboratories N.V.	13,338	1,487,721
Dril-Quip, Inc.(1)	22,753	1,543,336

		4,792,465

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

June 30, 2011 (unaudited)	Shares	Value
Oil: Crude Producers – 0.7%
Comstock Resources, Inc.(1)	32,970	$949,206

		949,206
Pharmaceuticals – 1.7%
Amarin Corp. PLC, ADR(1)	51,175	740,502
BioMarin Pharmaceutical, Inc.(1)	53,055	1,443,627

		2,184,129
Printing and Copying Services – 0.7%
VistaPrint N.V.(1)	17,406	832,877

		832,877
Producer Durables: Miscellaneous – 0.9%
BE Aerospace, Inc.(1)	28,800	1,175,328

		1,175,328
Production Technology Equipment – 0.7%
Rudolph Technologies, Inc.(1)	79,200	848,232

		848,232
Radio & TV Broadcasters – 0.5%
Pandora Media, Inc.(1)	34,900	659,959

		659,959
Real Estate – 0.9%
FirstService Corp.(1)	31,600	1,091,464

		1,091,464
Restaurants – 1.1%
BJ’s Restaurants, Inc.(1)	25,620	1,341,463

		1,341,463
Scientific Instruments: Electrical – 1.1%
GrafTech International Ltd.(1)	71,809	1,455,568

		1,455,568
Scientific Instruments: Gauges & Meters – 1.0%
Elster Group SE, ADR(1)	77,488	1,269,253

		1,269,253
Securities Brokerage & Services – 1.0%
MarketAxess Holdings, Inc.	48,169	1,207,115

		1,207,115
Semiconductors & Components – 5.9%
Hittite Microwave Corp.(1)	21,000	1,300,110
Netlogic Microsystems, Inc.(1)	50,030	2,022,212
O2Micro International Ltd., ADR(1)	39,844	258,986
Power Integrations, Inc.	38,662	1,485,781
SemiLEDs Corp.(1)	134,700	868,815
Silicon Laboratories, Inc.(1)	36,600	1,510,116

		7,446,020

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

June 30, 2011 (unaudited)	Shares	Value
Specialty Retail – 4.8%
Tractor Supply Co.	25,500	$1,705,440
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	35,000	2,260,300
Vitamin Shoppe, Inc.(1)	45,400	2,077,504

		6,043,244
Textiles, Apparel & Shoes – 6.7%
Crocs, Inc.(1)	55,400	1,426,550
Deckers Outdoor Corp.(1)	15,800	1,392,612
G-III Apparel Group Ltd.(1)	48,100	1,658,488
Steven Madden Ltd.(1)	55,350	2,076,179
Under Armour, Inc., Class A(1)	24,000	1,855,440

		8,409,269
Truckers – 2.4%
Old Dominion Freight Line, Inc.(1)	41,900	1,562,870
Roadrunner Transportation Systems, Inc.(1)	96,400	1,453,712

		3,016,582
Utilities: Telecommunications — 1.2%
j2 Global Communications, Inc.(1)	52,186	1,473,211

		1,473,211
Total Common Stocks (Cost $94,523,557)		123,786,570

	Principal Amount	Value
Repurchase Agreements – 2.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,027,001, due 7/1/2011(2)	$3,027,000	3,027,000
Total Repurchase Agreements (Cost $3,027,000)		3,027,000
Total Investments – 100.9% (Cost $97,550,557)		126,813,570
Other Liabilities, Net - (0.9)%		(1,129,861)
Total Net Assets - 100.0%		$125,683,709

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$3,090,433

Legend:

ADR— American Depositary Receipt.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$123,786,570	$—	$—	$123,786,570

Repurchase Agreements	—	3,027,000	—	3,027,000

Total	$123,786,570	$3,027,000	$—	$126,813,570

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2011 (unaudited)	RS Small Cap Growth
Assets
Investments, at value	$620,187,971
Cash and cash equivalents	690
Receivable for investments sold	2,756,619
Receivable for fund shares subscribed	1,005,218
Dividends/interest receivable	48,605
Prepaid expenses	—

Total Assets	623,999,103

Liabilities
Payable for investments purchased	7,690,985
Payable for fund shares redeemed	720,640
Payable to adviser	435,156
Payable to distributor	25,417
Accrued trustees’ fees	5,924
Accrued expenses/other liabilities	86,988

Total Liabilities	8,965,110

Total Net Assets	$615,033,993

Net Assets Consist of:
Paid-in capital	$534,391,341
Accumulated undistributed net investment loss	(3,272,252)
Accumulated net realized gain/(loss) from investments	(75,026,227)
Net unrealized appreciation on investments	158,941,131

Total Net Assets	$615,033,993

Investments, at Cost	$461,246,840

Pricing of Shares
Net Assets:
Class A	$534,905,637
Class B	—
Class C	1,545,087
Class K	1,235,991
Class Y	77,347,278
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,324,388
Class B	—
Class C	34,276
Class K	27,019
Class Y	1,612,842
Net Asset Value Per Share:
Class A	$47.23
Class B	—
Class C	45.08
Class K	45.75
Class Y	47.96
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$49.59

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$81,302,724	$65,257,892	$109,152,071	$327,394,550	$126,813,570
926	623	905	403	108
50,978	1,060,470	1,632,361	3,227,463	579,129
44,743	42,301	3,825	1,362,704	111,538
2,935	14,637	63,072	5,928	7,345
—	—	—	83,384	—

81,402,306	66,375,923	110,852,234	332,074,432	127,511,690

520,603	505,531	1,940,070	4,880,602	1,490,372
16,750	17,491	116,791	210,023	219,893
46,610	44,261	69,513	268,706	77,751
3,671	3,229	5,137	15,753	5,599
850	760	1,371	2,185	1,290
8,893	11,007	17,675	19,325	33,076

597,377	582,279	2,150,557	5,396,594	1,827,981

$80,804,929	$65,793,644	$108,701,677	$326,677,838	$125,683,709

$74,468,278	$138,342,699	$123,700,404	$243,772,080	$106,847,367
(437,127)	(286,349)	(322,828)	(2,010,114)	(699,139)
(14,149,146)	(90,671,937)	(40,844,761)	17,811,643	(9,727,532)
20,922,924	18,409,231	26,168,862	67,104,229	29,263,013

$80,804,929	$65,793,644	$108,701,677	$326,677,838	$125,683,709

$60,379,800	$46,848,661	$82,983,209	$260,290,321	$97,550,557

$76,066,247	$59,988,777	$105,506,893	$264,341,003	$72,585,787
—	—	—	—	2,006,084
605,115	1,683,862	448,965	18,895,534	1,954,381
142,634	1,109,554	1,177,253	1,176,552	12,010,684
3,990,933	3,011,451	1,568,566	42,264,749	37,126,773

2,281,347	4,740,679	8,331,308	12,748,206	4,016,151
—	—	—	—	137,140
18,824	139,411	36,927	951,693	134,447
4,479	90,457	94,137	58,516	700,957
118,972	234,914	123,106	2,007,737	2,056,845

$33.34	$12.65	$12.66	$20.74	$18.07
—	—	—	—	14.63
32.15	12.08	12.16	19.85	14.54
31.84	12.27	12.51	20.11	17.13
33.55	12.82	12.74	21.05	18.05
4.75%	4.75%	4.75%	4.75%	4.75%
$35.01	$13.29	$13.30	$21.77	$18.97

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS Small Cap Growth
Investment Income
Dividends	$568,033
Interest	918
Withholding taxes on foreign dividends	(25,510)

Total Investment Income	543,441

Expenses
Investment advisory fees	2,739,905
Distribution fees	661,516
Transfer agent fees	409,518
Shareholder reports	55,081
Registration fees	39,435
Professional fees	38,631
Custodian fees	34,668
Administrative service fees	33,591
Trustees’ fees	11,900
Insurance expense	8,186
Other expenses	6,157

Total Expenses	4,038,588

Less: Fee waiver by adviser	(222,868)
Less: Custody credits	(27)

Total Expenses, Net	3,815,693

Net Investment Loss	(3,272,252)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	50,777,565
Net change in unrealized appreciation/depreciation on investments	24,336,708

Net Gain on Investments	75,114,273

Net Increase in Net Assets Resulting from Operations	$71,842,021

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$82,406	$188,753	$405,209	$575,476	$99,734
97	80	73	1,035	169
(1,034)	(982)	(2,248)	(10,557)	(1,008)

81,469	187,851	403,034	565,954	98,895

386,653	270,424	432,534	1,768,436	447,089
94,117	83,481	137,179	452,815	182,863
62,554	49,467	71,462	203,071	74,687
9,164	7,518	12,166	25,595	10,538
28,585	27,616	28,093	44,680	34,117
18,175	17,801	19,128	27,942	19,185
12,659	10,874	12,973	20,872	22,340
4,613	3,885	6,756	19,529	7,003
1,645	1,391	2,452	6,888	2,499
1,154	1,004	1,806	3,045	1,753
855	739	1,313	3,226	1,315

620,174	474,200	725,862	2,576,099	803,389

(101,578)	—	—	—	(5,354)
—	—	—	(31)	(1)

518,596	474,200	725,862	2,576,068	798,034

(437,127)	(286,349)	(322,828)	(2,010,114)	(699,139)

5,683,885	5,716,869	6,657,660	17,527,502	11,953,809
4,962,363	2,027,633	964,596	260,372	3,724,883

10,646,248	7,744,502	7,622,256	17,787,874	15,678,692

$10,209,121	$7,458,153	$7,299,428	$15,777,760	$14,979,553

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Small Cap Growth

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(3,272,252)	$(4,508,364)
Net realized gain from investments	50,777,565	76,757,237
Net change in unrealized appreciation/depreciation on investments	24,336,708	42,531,162

Net Increase in Net Assets Resulting from Operations	71,842,021	114,780,035

Capital Share Transactions
Proceeds from sales of shares	94,201,390	143,895,585
Cost of shares redeemed	(89,159,400)	(150,608,227)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	5,041,990	(6,712,642)

Net Increase/(Decrease) in Net Assets	76,884,011	108,067,393

Net Assets
Beginning of period	538,149,982	430,082,589

End of period	$615,033,993	$538,149,982

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(3,272,252)	$—

Other Information:
Shares
Sold	2,071,544	4,070,360
Redeemed	(1,975,994)	(4,344,946)

Net Increase/(Decrease)	95,550	(274,586)

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$(437,127)	$(620,888)	$(286,349)	$(371,046)	$(322,828)	$(361,390)
5,683,885	14,751,006	5,716,869	9,822,198	6,657,660	8,895,355
4,962,363	3,736,713	2,027,633	3,243,219	964,596	3,904,537

10,209,121	17,866,831	7,458,153	12,694,371	7,299,428	12,438,502

4,842,581	6,766,475	3,902,189	5,529,972	1,666,646	4,092,163
(7,890,148)	(15,161,810)	(6,391,981)	(18,186,897)	(8,015,234)	(20,192,615)

(3,047,567)	(8,395,335)	(2,489,792)	(12,656,925)	(6,348,588)	(16,100,452)

7,161,554	9,471,496	4,968,361	37,446	950,840	(3,661,950)

73,643,375	64,171,879	60,825,283	60,787,837	107,750,837	111,412,787

$80,804,929	$73,643,375	$65,793,644	$60,825,283	$108,701,677	$107,750,837

$(437,127)	$—	$(286,349)	$—	$(322,828)	$—

154,249	270,029	330,783	575,935	135,798	396,525
(249,513)	(638,481)	(531,421)	(1,923,921)	(647,492)	(1,937,107)

(95,264)	(368,452)	(200,638)	(1,347,986)	(511,694)	(1,540,582)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS Technology

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(2,010,114)	$(2,207,243)
Net realized gain from investments	17,527,502	27,864,305
Net change in unrealized appreciation/depreciation on investments	260,372	32,071,501

Net Increase in Net Assets Resulting from Operations	15,777,760	57,728,563

Distributions to Shareholders
Net realized gain on investments
Class A	—	(9,192,050)
Class C	—	(195,312)
Class K	—	(35,265)
Class Y	—	(471,076)

Total Distributions	—	(9,893,703)

Capital Share Transactions
Proceeds from sales of shares	173,755,424	190,132,347
Reinvestment of distributions	—	7,880,185
Cost of shares redeemed	(165,610,903)	(117,327,693)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	8,144,521	80,684,839
Increase from Regulatory Settlements	—	32,592

Net Increase in Net Assets	23,922,281	128,552,291

Net Assets
Beginning of period	302,755,557	174,203,266

End of period	$326,677,838	$302,755,557

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(2,010,114)	$—

Other Information:
Shares
Sold	8,302,014	10,790,019
Reinvested	—	404,114
Redeemed	(7,987,093)	(7,448,194)

Net Increase/(Decrease)	314,921	3,745,939

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$(699,139)	$(961,383)
11,953,809	20,874,872

3,724,883	4,572,576

14,979,553	24,486,065

—	—
—	—
—	—
—	—

—	—

50,202,202	15,124,442
—	—
(50,407,976)	(23,572,520)

(205,774)	(8,448,078)
—	—

14,773,779	16,037,987

110,909,930	94,871,943

$125,683,709	$110,909,930

$(699,139)	$—

2,941,350	1,115,209
—	—
(2,954,891)	(1,783,929)

(13,541)	(668,720)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Six Months Ended 6/30/11[1]	$41.67	$(0.26)[2]	$5.82	$5.56	$—	$—	$—
Year Ended 12/31/10	32.63	(0.35)[2]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—	—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—

Class C
Six Months Ended 6/30/11[1]	$39.97	$(0.45)[2]	$5.56	$5.11	$—	$—	$—
Year Ended 12/31/10	31.66	(0.73)[2]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—	—
Period From 9/6/07[6] to 12/31/07[1]	40.51	(0.09)	0.14	0.05	—	—	—

Class K
Six Months Ended 6/30/11[1]	$40.47	$(0.37)[2]	$5.65	$5.28	$—	$—	$—
Year Ended 12/31/10	31.86	(0.53)[2]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—	—
Period From 1/22/07[6] to 12/31/07[1]	35.52	(0.35)	5.19	4.84	—	—	—

Class Y
Six Months Ended 6/30/11[1]	$42.24	$(0.19)[2]	$5.91	$5.72	$—	$—	$—
Year Ended 12/31/10	32.93	(0.22)[2]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—	—
Period From 5/1/07[6] to 12/31/07[1]	37.61	(0.16)	3.28	3.12	—	—	—

See notes to Financial Highlights on page 85.

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$47.23	13.34%		$534,906	1.35%	1.43%	(1.16)%	(1.24)%	44%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[5]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	22.10	(45.61)%		251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
—	40.63	13.94%		563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
—	35.66	9.45%		738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%

$—	$45.08	12.78%		$1,545	2.32%	2.40%	(2.13)%	(2.21)%	44%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[5]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	21.74	(46.40)%		305	3.11%	3.11%	(2.85)%	(2.85)%	159%
—	40.56	0.12%		161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$—	$45.75	13.05%		$1,236	1.92%	2.00%	(1.73)%	(1.81)%	44%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[5]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	21.76	(46.09)%		212	2.40%	2.40%	(2.14)%	(2.14)%	159%
—	40.36	13.63%		64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$—	$47.96	13.54%		$77,347	1.02%	1.10%	(0.83)%	(0.91)%	44%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[5]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	22.23	(45.42)%		6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%
—	40.73	8.30%		11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Six Months Ended 6/30/11[1]	$29.24	$(0.18)[2]	$4.28	$4.10	$—	$—	$—
Year Ended 12/31/10	22.23	(0.24)[2]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08	(0.24)	7.36	7.12	—	—	—
Year Ended 12/31/08	27.43	(0.40)	(11.95)	(12.35)	—	—	—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—	—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—	—

Class C
Six Months Ended 6/30/11[1]	$28.32	$(0.32)[2]	$4.15	$3.83	$—	$—	$—
Year Ended 12/31/10	21.77	(0.43)[2]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99	(0.16)	6.91	6.75	—	—	—
Year Ended 12/31/08	27.40	(0.24)	(12.17)	(12.41)	—	—	—
Period From 11/15/07[6] to 12/31/07[1]	27.76	(0.04)	(0.32)	(0.36)	—	—	—

Class K
Six Months Ended 6/30/11[1]	$28.02	$(0.27)[2]	$4.09	$3.82	$—	$—	$—
Year Ended 12/31/10	21.47	(0.40)[2]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77	(0.40)	7.07	6.67	—	—	—
Year Ended 12/31/08	27.32	(0.40)	(12.15)	(12.55)	—	—	—
Period From 2/12/07[6] to 12/31/07[1]	24.77	(0.13)	2.68	2.55	—	—	—

Class Y
Six Months Ended 6/30/11[1]	$29.37	$(0.13)[2]	$4.31	$4.18	$—	$—	$—
Year Ended 12/31/10	22.24[7]	(0.14)[2]	7.27	7.13	—	—	—
Period From 5/1/09[6] to 12/31/09[1]	17.14	(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on page 85.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period		Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$33.34		14.02%		$76,066	1.35%	1.61%	(1.14)%	(1.40)%	33%
—	29.24		31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23		47.41%	[5]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	15.08		(45.02)%		47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
—	27.43		13.68%		129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
—	24.13		8.06%		215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%

$—	$32.15		13.52%		$605	2.31%	2.57%	(2.09)%	(2.35)%	33%
—	28.32		30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77		45.23%	[5]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	14.99		(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%
—	27.40		(1.30)%		2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$—	$31.84		13.63%		$143	2.01%	2.27%	(1.81)%	(2.07)%	33%
—	28.02		30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47		45.36%	[5]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	14.77		(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%
—	27.32		10.29%		14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$—	$33.55		14.23%		$3,991	1.02%	1.28%	(0.81)%	(1.07)%	33%
—	29.37		32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%
0.03	22.24	[7]	29.75%	[5]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Six Months Ended 6/30/11[1]	$11.26	$(0.05)[2]	$1.44	$1.39	$—	$—	$—
Year Ended 12/31/10	9.00	(0.06)[2]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)	(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)	(0.44)

Class C
Six Months Ended 6/30/11[1]	$10.79	$(0.10)[2]	$1.39	$1.29	$—	$—	$—
Year Ended 12/31/10	8.73	(0.16)[2]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)	(0.26)
Period From 5/21/07[6] to 12/31/07[1]	16.14	(0.08)	0.45	0.37	—	(2.46)	(2.46)

Class K
Six Months Ended 6/30/11[1]	$10.94	$(0.08)[2]	$1.41	$1.33	$—	$—	$—
Year Ended 12/31/10	8.80	(0.11)[2]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)	(2.46)
Period From 12/4/06[6] to 12/31/06[1]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)

Class Y
Six Months Ended 6/30/11[1]	$11.39	$(0.04)[2]	$1.47	$1.43	$—	$—	$—
Year Ended 12/31/10	9.08	(0.03)[2]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)	(0.26)
Period From 5/1/07[6] to 12/31/07[1]	15.44	(0.06)	1.29	1.23	—	(2.46)	(2.46)

See notes to Financial Highlights on page 85.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$12.65	12.34%	$59,989	1.47%	1.47%	(0.89)%	(0.89)%	39%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%

$12.08	11.96%	$1,684	2.37%	2.37%	(1.75)%	(1.75)%	39%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%

14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$12.27	12.16%	$1,110	1.99%	1.99%	(1.40)%	(1.40)%	39%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%
14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%

14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$12.82	12.55%	$3,011	1.19%	1.19%	(0.59)%	(0.59)%	39%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%

14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Six Months Ended 6/30/11[1]	$11.85	$(0.04)	$0.85	$0.81	$—	$—	$—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)	(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)	(2.34)

Class C
Six Months Ended 6/30/11[1]	$11.44	$(0.14)	$0.86	$0.72	$—	$—	$—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)	(0.16)
Period From 6/29/07[6] to 12/31/07[1]	16.64	(0.03)	0.54	0.51	—	(2.77)	(2.77)

Class K
Six Months Ended 6/30/11[1]	$11.73	$(0.06)	$0.84	$0.78	$—	$—	$—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)	(2.66)
Period From 11/27/06[6] to 12/31/06[1]	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)

Class Y
Six Months Ended 6/30/11[1]	$11.91	$(0.02)	$0.85	$0.83	$—	$—	$—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)	(0.16)
Period From 5/1/07[6] to 12/31/07[1]	15.81	—	1.46	1.46	—	(2.86)	(2.86)

See notes to Financial Highlights on page 85.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$12.66	6.84%		$105,507	1.34%	1.34%	(0.59)%	(0.59)%	37%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[5]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
—	14.43	13.10%		196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
—	15.25	10.79%		191,915	1.35%	1.35%	0.07%	0.07%	180%

$—	$12.16	6.29%		$449	2.49%	2.49%	(1.76)%	(1.76)%	37%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[5]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%
—	14.38	3.14%		268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$—	$12.51	6.65%		$1,177	1.86%	1.86%	(1.11)%	(1.11)%	37%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[5]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%
—	14.50	12.63%		179	1.87%	3.01%	(0.88)%	(2.02)%	242%
—	15.25	0.73%		7	1.62%	1.62%	0.26%	0.26%	180%

$—	$12.74	6.97%		$1,569	1.10%	1.10%	(0.35)%	(0.35)%	37%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[5]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
—	7.98	(43.51)%		823	1.05%	1.05%	(0.03)%	(0.03)%	281%
—	14.41	9.32%		3,139	0.99%	0.99%	0.02%	0.02%	242%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Technology Fund
Class A
Six Months Ended 6/30/11[1]	$19.60	$(0.12)[2]	$1.26	$1.14	$—	$—	$—
Year Ended 12/31/10	14.89	(0.20)[2]	5.58	5.38	—	(0.67)	—
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)	—
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)	—
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	—

Class C
Six Months Ended 6/30/11[1]	$18.83	$(0.18)[2]	$1.20	$1.02	$—	$—	$—
Year Ended 12/31/10	14.45	(0.33)[2]	5.38	5.05	—	(0.67)	—
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)	—
Period From 5/2/07[6] to 12/31/07[1]	16.92	(0.12)	2.45	2.33	—	(1.86)	—

Class K
Six Months Ended 6/30/11[1]	$19.06	$(0.17)[2]	$1.22	$1.05	$—	$—	$—
Year Ended 12/31/10	14.59	(0.31)[2]	5.45	5.14	—	(0.67)	—
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)	—
Period From 1/19/07[6] to 12/31/07[1]	15.59	(0.09)	3.80	3.71	—	(1.86)	—

Class Y
Six Months Ended 6/30/11[1]	$19.86	$(0.08)[2]	$1.27	$1.19	$—	$—	$—
Year Ended 12/31/10	15.04	(0.14)[2]	5.63	5.49	—	(0.67)	—
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)	—
Period From 5/1/07[6] to 12/31/07[1]	16.79	(0.05)	2.69	2.64	—	(1.86)	—

See notes to Financial Highlights on page 85.

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$20.74	5.82%	$264,341	1.46%	1.46%	(1.14)%	(1.14)%	63%
(0.67)	19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
—	14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
(0.11)	8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
(1.86)	17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
(1.82)	15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%

$—	$19.85	5.42%	$18,895	2.20%	2.20%	(1.84)%	(1.84)%	63%
(0.67)	18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
—	14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
(0.11)	8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%
(1.86)	17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$—	$20.11	5.51%	$1,177	2.05%	2.05%	(1.72)%	(1.72)%	63%
(0.67)	19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
—	14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
(0.11)	8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%
(1.86)	17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$—	$21.05	5.99%	$42,265	1.13%	1.13%	(0.78)%	(0.78)%	63%
(0.67)	19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
—	15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
(0.11)	8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%
(1.86)	17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund
Class A
Six Months Ended 6/30/11[1]	$15.92	$(0.10)[2]	$2.25	$2.15	$—	$—	$—
Year Ended 12/31/10	12.44	(0.12)[2]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—
Year Ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	—

Class B
Six Months Ended 6/30/11[1]	$12.95	$(0.15)[2]	$1.83	$1.68	$—	$—	$—
Year Ended 12/31/10	10.22	(0.21)[2]	2.94	2.73	—	—	—
Year Ended 12/31/09	7.55	(0.53)	3.20	2.67	—	—	—
Year Ended 12/31/08	11.98	(0.33)	(4.02)	(4.35)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	—
Year Ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	—

Class C
Six Months Ended 6/30/11[1]	$12.86	$(0.13)[2]	$1.81	$1.68	$—	$—	$—
Year Ended 12/31/10	10.14	(0.20)[2]	2.92	2.72	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—
Year Ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	—

See notes to Financial Highlights on page 85.

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$18.07	13.51%	$72,586	1.29%	1.29%	(1.12)%	(1.12)%	43%
—	15.92	27.97%	95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	12.44	36.70%	81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	9.10	(35.67)%	68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
(4.43)	14.28	4.84%	129,796	1.22%	1.22%	0.30%	0.30%	148%
(1.36)	17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%

$—	$14.63	12.97%	$2,006	2.29%	2.29%	(2.13)%	(2.13)%	43%
—	12.95	26.71%	1,951	2.29%	2.29%	(1.96)%	(1.96)%	121%
—	10.22	35.36%	2,086	2.29%	2.29%	(1.71)%	(1.71)%	177%
(0.08)	7.55	(36.26)%	2,484	2.30%	2.30%	(1.38)%	(1.38)%	119%
(4.38)	11.98	3.84%	5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
(1.36)	15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%

$—	$14.54	13.06%	$1,954	2.12%	2.12%	(1.95)%	(1.95)%	43%
—	12.86	26.82%	1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	10.14	35.38%	1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	7.49	(36.23)%	7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
(4.38)	11.88	4.00%	10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
(1.36)	15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%

See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund — (continued)
Class K
Six Months Ended 6/30/11[1]	$15.12	$(0.12)[2]	$2.13	$2.01	$—	$—	$—
Year Ended 12/31/10	11.85	(0.16)[2]	3.43	3.27	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—
Year Ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	—

Class Y
Six Months Ended 6/30/11[1]	$15.88	$(0.07)[2]	$2.24	$2.17	$—	$—	$—
Year Ended 12/31/10	12.40	(0.12)[2]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—
Year Ended 12/31/08	14.18	— [8]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)
Period From 5/1/07[6] to 12/31/07[1]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$17.13	13.29%	$12,011	1.60%	1.69%	(1.44)%	(1.53)%	43%
—	15.12	27.59%	11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	11.85	36.36%	9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	8.69	(35.90)%	10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
(4.38)	13.69	4.36%	16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
(1.36)	17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%

$—	$18.05	13.66%	$37,127	0.97%	0.97%	(0.80)%	(0.80)%	43%
—	15.88	28.06%	504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	12.40	36.87%	460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	9.06	(35.50)%	193	1.02%	1.02%	(0.02)%	(0.02)%	119%
(4.50)	14.18	(3.61)%	162	1.00%	1.01%	3.29%	3.28%	148%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[5]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively.

[6]	Inception date.

[7]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. RS Small Cap Equity Fund also offers Class B shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

86	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Effective beginning with the Funds’ current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Funds had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

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Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, an expense limitation has been imposed to limit RS Small Cap Equity Fund’s total annual fund operating expenses to the following rates:

RS Small Cap Equity Fund	Expense Limitation
Class A*	1.35%
Class B	2.41%
Class C	2.22%
Class K	1.60%
Class Y	N/A
*	The expense limitation in effect from January 1, 2011 through April 30, 2011 was 1.27%.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$651,526
	Class C	1.00%	6,751
	Class K	0.65%	3,239
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$91,485
	Class C	1.00%	2,179
	Class K	0.65%	453
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$73,038
	Class C	1.00%	7,207
	Class K	0.65%	3,236
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund		Annual Rate	Distribution Fees
RS Growth Fund	Class A	0.25%	$131,310
	Class C	1.00%	2,203
	Class K	0.65%	3,666
	Class Y	0.00%	—
RS Technology Fund	Class A	0.25%	$381,408
	Class C	1.00%	67,616
	Class K	0.65%	3,791
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$125,731
	Class B	1.00%	9,950
	Class C	1.00%	9,416
	Class K	0.65%	37,766
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$3,836
RS Select Growth Fund	5,098
RS Mid Cap Growth Fund	2,562
RS Growth Fund	1,106
RS Technology Fund	52,153
RS Small Cap Equity Fund	835

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$73
RS Select Growth Fund	(31)
RS Mid Cap Growth Fund	—
RS Growth Fund	31
RS Technology Fund	5,522
RS Small Cap Equity Fund	517

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Fund	Long-Term Capital Gains
RS Small Cap Growth Fund	$—
RS Select Growth Fund	—
RS Mid Cap Growth Fund	—
RS Growth Fund	—
RS Technology Fund	9,893,703
RS Small Cap Equity Fund	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Small Cap Growth Fund	$(654,282,033)	$4,508,364	$649,773,669
RS Select Growth Fund	(86,528,931)	620,888	85,908,043

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Mid Cap Growth Fund	$(371,125)	$374,067	$(2,942)
RS Growth Fund	(361,390)	361,390	—
RS Technology Fund	(2,207,243)	2,207,243	—
RS Small Cap Equity Fund	(851,705)	961,383	(109,678)

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Technology Fund	$1,249,176

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$75,382,178
RS Select Growth Fund	14,231,330
RS Mid Cap Growth Fund	8,519,000
RS Growth Fund	8,164,363
RS Technology Fund	16,096,810
RS Small Cap Equity Fund	20,975,336

For RS Small Cap Growth Fund, $649,773,669 of capital loss carryovers expired in the year ended December 31, 2010.

For RS Select Growth Fund, $85,908,043 of capital loss carryovers expired in the year ended December 31, 2010.

See the chart below for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2016	2017	Total
RS Small Cap Growth Fund	$5,261,868	$76,315,752	$40,815,445	$122,393,065
RS Select Growth Fund	—	11,629,613	7,418,723	19,048,336
RS Mid Cap Growth Fund	—	48,668,960	46,802,596	95,471,556

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	Expiring
Fund	2016	2017	Total
RS Growth Fund	$20,883,362	$25,594,364	$46,477,726
RS Technology Fund	—	—	—
RS Small Cap Equity Fund	707,410	20,582,344	21,289,754

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$464,772,592	$155,415,379	$166,921,608	$(11,506,229)
RS Select Growth Fund	61,149,819	20,152,905	20,836,542	(683,637)
RS Mid Cap Growth Fund	47,437,789	17,820,103	18,669,488	(849,385)
RS Growth Fund	84,185,797	24,966,274	26,131,758	(1,165,484)
RS Technology Fund	262,587,699	64,806,851	75,386,428	(10,579,577)
RS Small Cap Equity Fund	97,866,667	28,946,903	31,204,961	(2,258,058)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

RS Small Cap Growth Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,227,289	$55,119,717	3,311,832	$116,325,261
Shares redeemed	(1,844,561)	(83,179,399)	(4,089,726)	(141,512,887)

Net decrease	(617,272)	$(28,059,682)	(777,894)	$(25,187,626)

Class C
Shares sold	16,497	$690,599	10,867	$375,804
Shares redeemed	(5,671)	(247,131)	(2,962)	(96,127)

Net increase	10,826	$443,468	7,905	$279,677

Class K
Shares sold	6,624	$292,916	11,538	$379,197
Shares redeemed	(2,598)	(111,727)	(8,575)	(307,718)

Net increase	4,026	$181,189	2,963	$71,479

Class Y
Shares sold	821,134	$38,098,158	736,123	$26,815,323
Shares redeemed	(123,164)	(5,621,143)	(243,683)	(8,691,495)

Net increase	697,970	$32,477,015	492,440	$18,123,828

RS Select Growth Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	117,119	$3,685,622	165,833	$4,152,753
Shares redeemed	(233,511)	(7,390,753)	(534,128)	(12,771,111)

Net decrease	(116,392)	$(3,705,131)	(368,295)	$(8,618,358)

Class C
Shares sold	10,961	$333,618	5,373	$123,272
Shares redeemed	(10)	(293)	(1,094)	(23,433)

Net increase	10,951	$333,325	4,279	$99,839

Class K
Shares sold	2,344	$71,558	1,699	$38,378
Shares redeemed	(2,431)	(75,578)	(1,617)	(35,613)

Net increase/ (decrease)	(87)	$(4,020)	82	$2,765

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RS Select Growth Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class Y
Shares sold	23,825	$751,783	97,124	$2,452,072
Shares redeemed	(13,561)	(423,524)	(101,642)	(2,331,653)

Net increase/ (decrease)	10,264	$328,259	(4,518)	$120,419

RS Mid Cap Growth Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	196,697	$2,350,708	380,730	$3,646,124
Shares redeemed	(490,946)	(5,908,977)	(1,812,531)	(17,176,794)

Net decrease	(294,249)	$(3,558,269)	(1,431,801)	$(13,530,670)

Class C
Shares sold	78,921	$885,656	40,701	$406,667
Shares redeemed	(12,356)	(140,251)	(24,643)	(224,727)

Net increase	66,565	$745,405	16,058	$181,940

Class K
Shares sold	19,236	$223,536	26,726	$248,461
Shares redeemed	(6,848)	(82,609)	(18,503)	(168,052)

Net increase	12,388	$140,927	8,223	$80,409

Class Y
Shares sold	35,929	$442,289	127,778	$1,228,720
Shares redeemed	(21,271)	(260,144)	(68,244)	(617,324)

Net increase	14,658	$182,145	59,534	$611,396

RS Growth Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	101,093	$1,244,563	296,353	$3,027,862
Shares redeemed	(612,609)	(7,593,878)	(1,885,988)	(19,657,101)

Net decrease	(511,516)	$(6,349,315)	(1,589,635)	$(16,629,239)

Class C
Shares sold	8,429	$98,080	13,265	$136,629
Shares redeemed	(13,033)	(152,520)	(8,343)	(85,853)

Net increase/ (decrease)	(4,604)	$(54,440)	4,922	$50,776

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Growth Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	15,131	$184,853	44,091	$461,354
Shares redeemed	(13,637)	(167,870)	(17,839)	(184,646)

Net increase	1,494	$16,983	26,252	$276,708

Class Y
Shares sold	11,145	$139,150	42,816	$466,318
Shares redeemed	(8,213)	(100,966)	(24,937)	(265,015)

Net increase	2,932	$38,184	17,879	$201,303

RS Technology Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,144,786	$128,950,973	9,641,835	$170,022,465
Shares reinvested	—	—	381,878	7,446,613
Shares redeemed	(7,625,322)	(158,165,909)	(7,271,331)	(114,454,767)

Net increase/(decrease)	(1,480,536)	$(29,214,936)	2,752,382	$63,014,311

Class C
Shares sold	705,193	$14,157,959	289,747	$4,896,166
Shares reinvested	—	—	4,303	80,687
Shares redeemed	(83,238)	(1,653,609)	(60,243)	(981,976)

Net increase	621,955	$12,504,350	233,807	$3,994,877

Class K
Shares sold	13,656	$276,789	38,289	$593,118
Shares reinvested	—	—	1,859	35,265
Shares redeemed	(8,447)	(171,182)	(15,310)	(249,518)

Net increase	5,209	$105,607	24,838	$378,865

Class Y
Shares sold	1,438,379	$30,369,703	820,148	$14,620,598
Shares reinvested	—	—	16,074	317,620
Shares redeemed	(270,086)	(5,620,203)	(101,310)	(1,641,432)

Net increase	1,168,293	$24,749,500	734,912	$13,296,786

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RS Small Cap Equity Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	840,346	$14,396,721	1,004,922	$13,686,736
Shares redeemed	(2,831,549)	(48,399,586)	(1,559,776)	(20,903,566)

Net decrease	(1,991,203)	$(34,002,865)	(554,854)	$(7,216,830)

Class B
Shares sold	2,547	$35,143	3,107	$33,578
Shares redeemed	(16,088)	(227,537)	(56,509)	(604,151)

Net decrease	(13,541)	$(192,394)	(53,402)	$(570,573)

Class C
Shares sold	1,244	$16,968	2,868	$33,628
Shares redeemed	(7,097)	(97,186)	(13,357)	(142,745)

Net decrease	(5,853)	$(80,218)	(10,489)	$(109,117)

	Shares	Amount	Shares	Amount
Class K
Shares sold	27,147	$437,995	75,998	$970,544
Shares redeemed	(55,189)	(900,568)	(120,644)	(1,516,785)

Net decrease	(28,042)	$(462,573)	(44,646)	$(546,241)

Class Y
Shares sold	2,070,066	$35,315,375	28,314	$399,956
Shares redeemed	(44,968)	(783,099)	(33,643)	(405,273)

Net increase/ (decrease)	2,025,098	$34,532,276	(5,329)	$(5,317)

b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	34.37%
RS Select Growth Fund	1	30.24%
RS Mid Cap Growth Fund	1	19.17%
RS Growth Fund	1	16.17%
RS Technology Fund	3	36.24%
RS Small Cap Equity Fund	3	56.97%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$260,372,438	$252,691,911
RS Select Growth Fund	25,104,485	30,746,170
RS Mid Cap Growth Fund	24,946,561	28,665,105
RS Growth Fund	39,691,427	46,805,233
RS Technology Fund	214,771,833	212,690,477
RS Small Cap Equity Fund	52,412,011	51,788,948

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the

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facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
RS Select Growth Fund	$—	$4,260	1.49%
RS Mid Cap Growth Fund	—	157,317	1.43%
RS Growth Fund	—	31,435	1.47%
RS Technology Fund	—	15,785,076	1.40%
RS Small Cap Equity Fund	—	92,637	1.38%
*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant

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retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but

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SUPPLEMENTAL INFORMATION (UNAUDITED)

still positive) yields reflecting a very conservative investment posture, (2) RS High Yield VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

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benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction

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SUPPLEMENTAL INFORMATION (UNAUDITED)

of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015097 (06/11)

2011 Semiannual Report

All data as of June 30, 2011

RS Core Growth Funds

Class A, C, K, and Y Shares

•	RS Capital Appreciation Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S. debt ceiling debate, the downgrading of the U.S. credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S. Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

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CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global

Growth Fund provides shareholders access to

a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS CAPITAL APPRECIATION FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Capital Appreciation Fund Commentary

Highlights

•	The broad equity market as defined by the S&P 500® Index[1] delivered positive absolute performance in the first half of 2011, despite renewed concerns over the strength of the global economic recovery.

•

RS Capital Appreciation Fund generated positive absolute performance over the six-month period, but underperformed the benchmark S&P 500® Index. The Fund’s underperformance relative to the benchmark was due primarily to stock selection in the health care sector. On a positive note, stock selection in the materials and processing and financial services sectors aided relative performance.

•

RS Capital Appreciation Fund seeks long-term growth of capital by investing in what we view as “advantaged” businesses. We define “advantaged” businesses as those that we believe possess structural, competitive, and economic advantages relative to their competitors.

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering solid first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy over how the economy would fare as the Federal Reserve wound down its quantitative easing efforts.

Fund Performance Overview

RS Capital Appreciation Fund (Class A Shares) returned 5.64% for the six-month period ended June 30, 2011, while the benchmark S&P 500® Index returned 6.02%.

Portfolio Review

The Fund’s absolute and relative results were supported by strong performance by MasterCard, which benefited as regulatory uncertainty within the payments industry eased. The company also continued to capitalize on its high-fixed-cost, low-variable-cost operating structure, as well as on its industry leadership and global platform. We remain positive on the company’s prospects.

In the consumer discretionary sector, the Fund benefited from its investment in Coach, a maker of branded women’s accessories with strong appeal both domestically and overseas. The company continues to exhibit strong sales performance across channels, geographies, and customer categories. It also has accelerated its store expansion plans

4	www.RSinvestments.com

RS CAPITAL APPRECIATION FUND

in the Asia Pacific and European regions, where the luxury accessory market is experiencing rapid growth.

Chesapeake Energy was another standout performer for the six-month period, aided by generally positive earnings performance. Through its profitable and aggressive natural gas investments, Chesapeake has been able to pay down debt and strengthen its balance sheet. While we remain positive on its prospects, given what we anticipate to be a longer-term secular shift to more natural gas consumption, we trimmed the position somewhat given its share price appreciation earlier in the year.

The Fund’s relative underperformance for the period was notably attributable to its negative security selection and underweight to the index-leading healthcare sector.

Among the Fund’s largest individual detractors were a number of holdings that faced what we believe to be short-term headwinds. In the technology sector, shares of networking equipment company Cisco Systems declined after the company issued weaker than anticipated earnings guidance. The company has faced increased competitive pressures and experienced weakness in its public sector businesses. Shares of Aflac were pressured by concerns over its business exposure in Japan in the wake of the March 2011 earthquake and tsunami. Finally, shares of CME Group, one of the world’s largest trading exchange companies, declined as the company faced regulatory uncertainty and concerns over proposed consolidation among some of its competitors. While we acknowledge these headwinds, our analysis of these companies’ fundamentals cause us to remain confident in our long-term investment theses.

Outlook

We believe that the Fund’s investments comprise a collection of profitable businesses with relatively conservative balance sheets and significant growth opportunities, a large portion of which are generated from operations outside of the United States. Over time, we have found that many of the most attractive investment opportunities have surfaced during periods of dislocation between long-term business fundamentals and short-term stock prices. For this reason, we believe that periods of economic uncertainty may provide an opportunity to purchase what we view as advantaged businesses at attractive valuations. We will continue to manage the Fund with a high-conviction approach focused on owning a few quality, growing and “advantaged” businesses that have been purchased at what we believe to be attractive valuations.

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RS CAPITAL APPRECIATION FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries.

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RS CAPITAL APPRECIATION FUND

Characteristics

Total Net Assets: $107,357,216

Top Ten Holdings[2]

Holding	% of Total Net Assets
CME Group, Inc.	6.08%
MasterCard, Inc., Class A	6.07%
3M Co.	5.41%
Oracle Corp.	5.24%
Coach, Inc.	5.19%
United Technologies Corp.	4.72%
Discovery Communications, Inc., Class C	4.62%
QUALCOMM, Inc.	4.53%
Chesapeake Energy Corp.	4.53%
Teva Pharmaceutical Industries Ltd., ADR	4.40%
Total	50.79%

Sector Allocation[3]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS CAPITAL APPRECIATION FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception*
Class A Shares (1/18/93) without sales charge	5.64%	24.71%	4.89%	3.91%	2.05%	8.88%
with maximum sales charge	0.64%	18.82%	3.20%	2.90%	1.56%	8.59%
Class C Shares (9/10/10) without sales charge	5.23%	—	—	—	—	16.59%
with sales charge	4.23%	—	—	—	—	15.59%
Class K Shares (9/10/10)	5.46%	—	—	—	—	16.96%
Class Y Shares (9/10/10)	5.79%	—	—	—	—	17.65%
S&P 500® Index[1]	6.02%	30.69%	3.34%	2.94%	2.72%	8.26%	**

*	Since inception returns for Class C shares, Class K shares and Class Y shares are not annualized and represent cumulative total returns.
**	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Capital Appreciation Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the inception of Class C shares (9/10/10), Class K shares (9/10/10) and Class Y shares (9/10/10) would have the following values as of June 30, 2011: $11,559 (Class C), $11,696 (Class K), and $11,765 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Oak Value Fund; performance shown includes performance of the predecessor fund for periods prior to September 7, 2010.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Capital Appreciation Fund	Class A	$1,000.00	$1,056.40	$ 6.37	1.25%
	Class C	$1,000.00	$1,052.30	$10.25	2.01%
	Class K	$1,000.00	$1,054.60	$ 8.04	1.58%
	Class Y	$1,000.00	$1,057.90	$ 4.76	0.93%
Based on Hypothetical Return (5% Return Before Expenses)
RS Capital Appreciation Fund	Class A	$1,000.00	$1,018.60	$ 6.26	1.25%
	Class C	$1,000.00	$1,014.81	$10.06	2.01%
	Class K	$1,000.00	$1,016.97	$ 7.89	1.58%
	Class Y	$1,000.00	$1,020.17	$ 4.67	0.93%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 99.3%
Aerospace – 4.7%
United Technologies Corp.	57,300	$5,071,623

		5,071,623
Beverage: Brewers & Distillers – 3.1%
Anheuser-Busch InBev N.V., ADR	58,100	3,370,381

		3,370,381
Chemicals: Diversified – 4.1%
Ecolab, Inc.	77,550	4,372,269

		4,372,269
Chemicals: Specialty – 4.3%
Praxair, Inc.	42,145	4,568,097

		4,568,097
Communications Technology – 7.7%
Cisco Systems, Inc.	221,630	3,459,644
QUALCOMM, Inc.	85,615	4,862,076

		8,321,720
Computer Services, Software & Systems – 10.2%
Google, Inc., Class A(1)	6,375	3,228,172
Intuit, Inc.(1)	40,300	2,089,958
Oracle Corp.	171,045	5,629,091

		10,947,221
Diversified Manufacturing Operations – 5.4%
3M Co.	61,250	5,809,562

		5,809,562
Education Services – 2.6%
Apollo Group, Inc., Class A(1)	63,245	2,762,542

		2,762,542
Entertainment – 4.6%
Discovery Communications, Inc., Class C(1)	135,810	4,963,855

		4,963,855
Financial Data & Systems – 12.0%
American Express Co.	54,425	2,813,772
MasterCard, Inc., Class A	21,615	6,513,464
Thomson Reuters Corp.	93,780	3,522,377

		12,849,613
Foods – 4.0%
Kraft Foods, Inc., Class A	121,440	4,278,331

		4,278,331

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CAPITAL APPRECIATION FUND

June 30, 2011 (unaudited)	Shares	Value
Insurance: Life – 4.0%
Aflac, Inc.	92,745	$4,329,337

		4,329,337
Insurance: Multi-Line – 4.1%
Berkshire Hathaway, Inc., Class A(1)	33	3,831,465
Berkshire Hathaway, Inc., Class B(1)	7,640	591,260

		4,422,725
Medical & Dental Instruments & Supplies – 3.3%
Zimmer Holdings, Inc.(1)	56,220	3,553,104

		3,553,104
Oil: Crude Producers – 4.5%
Chesapeake Energy Corp.	163,755	4,861,886

		4,861,886
Personal Care – 1.0%
Colgate-Palmolive Co.	12,115	1,058,972

		1,058,972
Pharmaceuticals – 4.4%
Teva Pharmaceutical Industries Ltd., ADR	97,885	4,720,015

		4,720,015
Scientific Instruments: Pollution Control – 4.0%
Republic Services, Inc.	138,445	4,271,028

		4,271,028
Securities Brokerage & Services – 6.1%
CME Group, Inc.	22,398	6,531,033

		6,531,033
Textiles, Apparel & Shoes – 5.2%
Coach, Inc.	87,190	5,574,057

		5,574,057
Total Common Stocks (Cost $82,864,675)		106,637,371

	Principal Amount	Value
Repurchase Agreements – 0.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $547,000, due 7/1/2011(2)	$547,000	547,000
Total Repurchase Agreements (Cost $547,000)		547,000
Total Investments - 99.8% (Cost $83,411,675)		107,184,371
Other Assets, Net - 0.2%		172,845
Total Net Assets - 100.0%		$107,357,216

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$559,856

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$106,637,371	$—	$—	$106,637,371

Repurchase Agreements	—	547,000	—	547,000

Total	$106,637,371	$547,000	$—	$107,184,371

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)	RS Capital Appreciation
Assets
Investments, at value	$107,184,371
Cash and cash equivalents	283
Receivable for investments sold	216,812
Dividends receivable	117,293
Receivable for fund shares subscribed	4,066

Total Assets	107,522,825

Liabilities
Payable to adviser	58,231
Payable for fund shares redeemed	33,997
Accrued trustees’ fees	6,486
Payable to distributor	4,562
Accrued expenses/other liabilities	62,333

Total Liabilities	165,609

Total Net Assets	$107,357,216

Net Assets Consist of:
Paid-in capital	$83,704,365
Accumulated undistributed net investment income	149,839
Accumulated net realized loss from investments	(269,684)
Net unrealized appreciation on investments	23,772,696

Total Net Assets	$107,357,216

Investments, at Cost	$83,411,675

Pricing of Shares
Net Assets:
Class A	$71,330,271
Class C	4,495,606
Class K	3,508,730
Class Y	28,022,609
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	3,229,326
Class C	204,840
Class K	159,348
Class Y	1,266,817
Net Asset Value Per Share:
Class A	$22.09
Class C	21.95
Class K	22.02
Class Y	22.12
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$23.19

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS Capital Appreciation
Investment Income
Dividends	$843,647
Interest	130
Withholding taxes on foreign dividends	(24,396)

Total Investment Income	819,381

Expenses
Investment advisory fees	446,408
Distribution fees	122,916
Transfer agent fees	64,183
Shareholder reports	29,151
Registration fees	23,259
Professional fees	20,011
Custodian fees	10,627
Administrative service fees	7,018
Trustees’ fees	1,886
Insurance expense	1,628
Other expenses	1,356

Total Expenses	728,443

Less: Fee waiver by adviser	(58,901)

Total Expenses, Net	669,542

Net Investment Income	149,839

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	2,960,112
Net change in unrealized appreciation/depreciation on investments	2,860,352

Net Gain on Investments	5,820,464

Net Increase in Net Assets Resulting from Operations	$5,970,303

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Capital Appreciation

	For the Six Months Ended 6/30/11	For the Period Ended 12/31/10(1)	For the Year Ended 6/30/10

Operations
Net investment income	$149,839	$65,390	$95,833
Net realized gain/(loss) from investments	2,960,112	553,768	(339,123)
Net change in unrealized appreciation/depreciation on investments	2,860,352	16,045,855	8,469,098

Net Increase in Net Assets Resulting from Operations	5,970,303	16,665,013	8,225,808

Distributions to Shareholders
Net investment income
Class A	—	(73,100)	(16,996)
Class C	—	(2,481)	—
Class K	—	(2,341)	—
Class Y	—	(69,906)	—

Total Distributions	—	(147,828)	(16,996)

Capital Share Transactions
Proceeds from sales of shares	3,659,825	58,508,558	8,073,463
Reinvestment of distributions	—	140,322	16,298
Cost of shares redeemed	(18,186,597)	(29,504,289)	(8,789,785)
Redemption fees	—	1,072	10,008

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(14,526,772)	29,145,663	(690,016)

Net Increase/(Decrease) in Net Assets	(8,556,469)	45,662,848	7,518,796

Net Assets
Beginning of period	115,913,685	70,250,837	62,732,041

End of period	$107,357,216	$115,913,685	$70,250,837

Accumulated Undistributed Net Investment Income Included in Net Assets	$149,839	$—	$81,296

Other Information:
Shares
Sold	170,463	3,100,018	428,088
Reinvested	—	6,731	843
Redeemed	(854,174)	(1,525,652)	(471,931)

Net Increase/(Decrease)	(683,711)	1,581,097	(43,000)

(1)	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods (or, if shorter, the period since inception of each share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Capital Appreciation Fund

Class A
Six Months Ended 6/30/11[1]	$20.91	$0.03		$1.15	$1.18	$—	$—	$—
Period Ended 12/31/10[1,4]	17.73	0.01		3.19	3.20	(0.02)	—	(0.02)
Year Ended 6/30/10	15.66	0.02	[5]	2.05	2.07	(0.00)[6]	—	(0.00)[6]
Year Ended 6/30/09	19.28	0.04	[5]	(3.58)	(3.54)	(0.04)	(0.04)	(0.08)
Year Ended 6/30/08	25.80	(0.02)	[5]	(3.87)	(3.89)	—	(2.63)	(2.63)
Year Ended 6/30/07	28.00	(0.05)	[5]	6.61	6.56	(0.00)[6]	(8.77)	(8.77)

Class C
Six Months Ended 6/30/11[1]	$20.86	$(0.04)		$1.13	$1.09	$—	$—	$—
Period From 9/10/10[7] to 12/31/10[1]	18.84	(0.05)		2.08	2.03	(0.01)	—	(0.01)

Class K
Six Months Ended 6/30/11[1]	$20.88	$(0.01)		$1.15	$1.14	$—	$—	$—
Period From 9/10/10[7] to 12/31/10[1]	18.84	(0.03)		2.08	2.05	(0.01)	—	(0.01)

Class Y
Six Months Ended 6/30/11[1]	$20.91	$0.06		$1.15	$1.21	$—	$—	$—
Period From 9/10/10[7] to 12/31/10[1]	18.84	0.02		2.09	2.11	(0.04)	—	(0.04)

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$22.09	5.64%	$71,330	1.25%	1.36%	0.23%	0.12%	19%
0.00	[6]	20.91	18.05%	74,229	1.35%	1.40%	0.09%	0.04%	22%
0.00	[6]	17.73	13.24%	70,251	1.48%	1.48%	0.13%	0.13%	49%
0.00	[6]	15.66	(18.31)%	62,732	1.57%	1.57%	0.26%	0.26%	37%
0.00	[6]	19.28	(16.04)%	93,741	1.37%	1.37%	(0.08)%	(0.08)%	52%
0.01		25.80	25.03%	142,339	1.35%	1.35%	(0.16)%	(0.16)%	44%

$—		$21.95	5.23%	$4,495	2.01%	2.12%	(0.51)%	(0.62)%	19%
—		20.86	10.80%	3,611	2.25%	2.33%	(0.85)%	(0.93)%	22%

$—		$22.02	5.46%	$3,509	1.58%	1.69%	(0.09)%	(0.20)%	19%
—		20.88	10.91%	3,327	1.86%	1.94%	(0.46)%	(0.54)%	22%

$—		$22.12	5.79%	$28,023	0.93%	1.04%	0.52%	0.41%	19%
—		20.91	11.21%	34,747	0.99%	1.07%	0.42%	0.34%	22%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

[5]	Calculated based on the average shares outstanding during the period.

[6]	Rounds to $0.00 per share.

[7]	Inception date.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS Capital Appreciation Fund (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent the Fund’s total annual fund operating expenses for Class A shares (excluding expenses

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding 1.25% of the average daily net assets of the Fund.

Additionally, RS Investments has agreed through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of the Fund to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

	Annual Rate	Distribution Fees
Class A	0.25%	$91,113
Class C	1.00%	20,716
Class K	0.65%	11,087
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $611.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges of $1.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the period ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
Period From 7/1/2010 to 12/31/2010	$147,828
Year Ended 6/30/2010	16,996

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss)
$ (1,141)	$1,141	$—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2010, the Fund utilized capital loss carryovers of $1,283,638. Capital loss carryovers available to the Fund at December 31, 2010 were $2,499,926, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund elected to defer net capital and currency losses of $43,735.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $83,874,200. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $25,255,848 and $(1,945,677), respectively, resulting in net unrealized appreciation of $23,310,171.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

RS Capital Appreciation Fund

	For the Six Months Ended 6/30/11		For the Period Ended 12/31/10(1)		For the Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	42,015	$902,730	1,102,646	$20,772,096	428,088		$8,073,463
Shares reinvested	—	—	3,184	66,400	843		16,298
Shares redeemed	(362,355)	(7,793,449)	(1,519,109)	(29,372,873)	(471,931)		(8,789,785)

Net decrease	(320,340)	$(6,890,719)	(413,279)	$(8,534,377)	(43,000)		$(700,024)

Class C*
Shares sold	31,698	$680,911	174,593	$3,312,471	N/A	$	N/A
Shares reinvested	—	—	114	2,364	N/A		N/A
Shares redeemed	(5)	(98)	(1,560)	(30,895)	N/A		N/A

Net increase	31,693	$680,813	173,147	$3,283,940	N/A	$	N/A

Class K*
Shares sold	—	$—	159,236	$3,000,001	N/A	$	N/A
Shares reinvested	—	—	112	2,341	N/A		N/A

Net increase	—	$—	159,348	$3,002,342	N/A	$	N/A

Class Y*
Shares sold	96,750	$2,076,184	1,663,543	$31,423,990	N/A	$	N/A
Shares reinvested	—	—	3,321	69,217	N/A		N/A
Shares redeemed	(491,814)	(10,393,050)	(4,983)	(100,521)	N/A		N/A

Net increase/(decrease)	(395,064)	$(8,316,866)	1,661,881	$31,392,686	N/A	$	N/A

(1)	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

*	Inception date was September 10, 2010.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
2	30.59%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $21,130,486 and $33,785,462, respectively, for the six months ended June 30, 2011.

b. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Fund did not borrow from the facility.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreement for RS Capital Appreciation Fund

The Board of Trustees of RS Investment Trust (the “Trust”), including all the independent Trustees, met in person on August 11-12, 2010, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Capital Appreciation Fund (the “Fund”), for the two-year period commencing August 12, 2010. Prior to the meeting of the Board on August 11-12, the Trustees had met several times with representatives of RS Investment Management Co. LLC (“RS Investments”), the proposed investment adviser of the Fund, to discuss the Fund. The Trustees considered and reviewed the information they received from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time in connection with their consideration of the approval of the Advisory Agreement.

The Trustees were assisted in their review by the independent Trustees’ counsel, who reviewed the information presented to the Trustees.

The Trustees considered the nature, extent, and quality of the services expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s proposed portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. The Trustees also considered RS Investments’ significant responsibilities in monitoring the Fund’s service providers, such as the custodian, transfer agent, fund accountant, and others.

The Trustees also considered that RS Investments had reported that the fee proposed to be charged by RS Investments to the Fund reflects a number of factors, such as, for example, the quality of the investment management team of the Fund, the high levels of compensation that are required to retain the team’s investment professionals, and the alternative employment opportunities available to many of those professionals.

The Trustees reviewed information showing a comparison of the proposed investment advisory fee rate and total expense ratio for the Fund compared to peer mutual funds having similar objectives and strategies. The Trustees considered the total expense ratio of the Fund and the various components of those expenses. The data showed that the Fund’s proposed advisory fee and expense ratio, taking into account the proposed total expense ratio cap by RS Investments, were in line with the average advisory fee rates and expense ratios of the Fund’s peer group.

The Trustees also reviewed information compiled by RS Investments showing a comparison of the proposed fee rate and total expense ratio for the Fund compared to the Fund’s predecessor fund, the Oak Value Fund (the “Predecessor Fund”), which had a substantially similar objective, strategies, and asset size. The Trustees noted that the advisory fee proposed to be charged to the Fund was lower than the advisory fee charged to the Predecessor Fund. The Trustees also noted that the projected total expense ratio of the Fund, taking into account the total expense ratio cap by RS Investments, would be lower than the total expense ratio of the Predecessor Fund.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Because RS Investments does not currently provide advisory services in strategies that are similar to the Fund’s strategy, RS Investments did not furnish information as to the fees charged by RS Investments to clients other than the Funds.

The Trustees were provided with information regarding the experience of the Predecessor Fund’s portfolio management team, which would have day-to-day responsibility for managing the Fund. The Trustees also met with the portfolio management team of the Predecessor Fund, in person, to discuss the Fund’s investment strategy. The Trustees also considered the historical investment performance of the Predecessor Fund and noted that the Predecessor Fund had performance that compared favorably to funds in the Predecessor Fund’s peer group. The Trustees also considered the various benefits to shareholders of the Fund from the association of the Predecessor Fund’s team with RS Investments.

The Trustees reviewed financial information that was being provided to them by RS Investments in connection with their 2010 annual renewal of the RS funds’ investment advisory agreements, showing the substantial costs to RS Investments of providing services to the RS funds. Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fee paid by the Fund by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments had agreed to a cap on the Fund’s total expense ratio. Taking into account the expense cap, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Fund may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Funds by RS Investments, including, among other things, the firm’s recent performance and the responsiveness of senior management to the Trustees’ requests. The Trustees also considered that the Fund would be subject to the RS Investment Trust’s compliance program, with which the Trustees were already familiar. The Trustees were generally satisfied with the administrative services to be provided by the firm.

After considering all of the information described above, the Trustees voted unanimously to approve the Advisory Agreement, including the advisory fee proposed in connection with that approval, for the two-year period commencing August 12, 2010.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 016042 (06/11)

2011 Semiannual Report

All data as of June 30, 2011

RS Value Funds

Class A, B, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S. debt ceiling debate, the downgrading of the U.S. credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S. Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

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CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•	U.S. equity markets, as defined by the S&P 500® Index[1], delivered positive performance in the first half of 2011 despite renewed economic uncertainty and the shadow of the European debt crisis.

•

RS Partners Fund had positive performance for the six-month period, and also outperformed the benchmark Russell 2000® Value Index[2]. The Fund’s relative performance benefited from stock selection in the technology and consumer discretionary sectors. On a negative note, stock selection in the financial services sector detracted from relative performance.

•	RS Partners Fund seeks long-term capital appreciation by identifying small companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned 4.05% for the six-month period ended June 30, 2011, outperforming the Russell 2000® Value Index, which returned 3.77%.

The Fund’s relative performance benefited from several technology investments, including Atmel Corp., a developer of microchips in high demand for use in smart phone touchscreen technology. Within the technology sector, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams with high customer retention rates and recurring cash flow characteristics.

In the consumer discretionary sector, the Fund remains focused on companies that we believe have strong recurring cash flows and that we believe possess minimal economic sensitivity. During the period, we benefited from our investment in GameStop, Corp., a

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RS PARTNERS FUND

specialty retailer of electronic game and PC entertainment software, which is exploring new opportunities tied to streaming media.

The Fund’s top positive contributor for the period was Key Energy Services, a provider of oil well services, which benefited in part from strong earnings performance. Within the energy and raw materials areas, we continue to emphasize what we believe to be cost-advantaged producers of energy and non-energy commodities that we expect to generate attractive returns across the commodity price cycle.

On a negative note, a number of the Fund’s financial services holdings detracted from performance in what was a challenging period for financial services stocks. Detractors included regional bank holding companies Susquehanna Bancshares, Inc. and First Horizon National, as well as MGIC Investment Corp., the nation’s largest provider of private mortgage insurance. The entire financial services sector has been pressured recently by concerns over the repercussions of regulatory changes, the Japanese earthquake disaster, and a deepening sovereign debt crisis in Europe. Despite these headwinds, we remain constructive on what we see as evidence of improving capital, liquidity, and underwriting standards within select names in the financial services sector. We also seek to be discriminating in our financial services investments, concentrating on banks, such as Susquehanna and First Horizon, that we believe possess low-cost core deposit franchises and strengthening customer relationships.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We have never attempted to maximize short-term results, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume. Instead, we attempt to create long-term value for our investors, and we continue to believe that the Fund is well positioned for an environment in which individual company-specific cash flow fundamentals will be properly rewarded.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics

Total Net Assets: $2,249,751,419

Top Ten Holdings[3]

Holding	% of Total Net Assets
GameStop Corp., Class A	4.40%
Atmel Corp.	4.34%
Groupe Aeroplan, Inc.	3.67%
Denbury Resources, Inc.	3.66%
New Gold, Inc.	3.33%
Compass Minerals International, Inc.	3.28%
Myriad Genetics, Inc.	3.25%
Calpine Corp.	3.10%
Key Energy Services, Inc.	3.06%
Associated Banc-Corp.	2.99%
Total	35.08%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS PARTNERS FUND

Performance Update

Average Annual Total Returns
	Year-to- Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 7/12/95
without sales charge	4.05%	33.92%	6.72%	3.66%	11.57%	12.22%
with maximum sales charge	-0.89%	27.57%	5.01%	2.65%	11.03%	11.88%
Class K Shares 10/13/06	3.86%	33.43%	6.32%	—	—	3.24%
Class Y Shares 5/1/07	4.23%	34.42%	7.02%	—	—	1.41%
Russell 2000® Value Index[2]	3.77%	31.35%	7.09%	2.24%	7.53%	9.98%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $11,620 (Class K) and $10,602 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•	U.S. equity markets, as defined by the S&P 500® Index[1], delivered positive returns in the first half of 2011 despite continued economic uncertainty.

•

RS Value Fund delivered positive absolute performance, but underperformed the benchmark Russell Midcap® Value Index[2]. Detracting from relative returns were select stocks in the financial services sector. On a positive note, stock selection in the technology sector aided relative performance.

•	RS Value Fund seeks long-term capital appreciation by identifying mid-cap companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Value Fund (Class A Shares) returned 1.89% for the six-month period ended June 30, 2011, underperforming a 6.69% return by the benchmark Russell Midcap® Value Index.

Regulatory uncertainty and concerns over the implications of the European debt crisis created a difficult environment for some of the Fund’s financial services stocks. The Fund’s stock selection in this area detracted from relative returns, due in part to our investments in Tennessee-based bank holding company First Horizon National Corp. and supplemental insurance provider Aflac, Inc. We remain positive on prospects for First Horizon National, given that we believe it has a strong market footprint, an experienced management team, and is focused on core relationship lending. We also welcome signs of improved capital, liquidity, and underwriting standards across the financial services sector.

We also remain positive on Aflac, which generates over 70% of its cash flows from Japan, and consequently faced questions over its financial exposure tied to the recent

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RS VALUE FUND

earthquake disaster. We believe that the tragic events in Japan will not have a material impact on Aflac’s overall long-term return profile. We also believe that the company’s efforts to reduce risk will ultimately benefit shareholders. We continue to focus our financial services investments on insurance companies that we believe offer structurally superior distribution models, as well as on banks that we believe possess low cost core deposit franchises and emphasize “relationship lending.”

Other significant detractors for the period included companies with perceived cyclical sensitivity, which worked to their disadvantage later in the period as economic concerns increased. These included Martin Marietta Materials Inc., a producer of aggregates for the construction industry.

On a positive note, the Fund’s investments in the technology sector delivered solid performance relative to benchmark holdings. Among the strongest positive contributors to the Fund’s absolute and relative performance for the period was microprocessor manufacturer Atmel Corp., which is benefiting from strong demand for its components used in smartphone touch screens. Within the technology area, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams, high customer retention rates, and recurring cash flow characteristics. Along these lines, strong demand for technology security aided our investment in Symantec, which benefitted from healthy subscription rates for its security software products.

Another positive relative contributor for the first half of 2011 was our utilities investment, Calpine Corp., an independent wholesale power company.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We have never attempted to maximize short-term results, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume. Instead, we focus on delivering long-term performance to our investors, supported by our investments in companies that we believe are undergoing specific structural change and improving returns on invested capital.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS VALUE FUND

Characteristics

Total Net Assets: $2,122,703,311

Top Ten Holdings[3]

Holding	% of Total Net Assets
Praxair, Inc.	4.39%
Atmel Corp.	4.35%
Warner Chilcott PLC, Class A	3.75%
Talisman Energy, Inc.	3.73%
Aflac, Inc.	3.63%
eBay, Inc.	3.58%
FMC Corp.	3.46%
Symantec Corp.	3.44%
Ameriprise Financial, Inc.	3.34%
Southwestern Energy Co.	3.34%
Total	37.01%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS VALUE FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/30/93
without sales charge	1.89%	27.85%	1.76%	3.58%	10.36%	6.99%
with maximum sales charge	-2.94%	21.77%	0.12%	2.58%	9.83%	6.70%
Class C Shares 5/1/07
without sales charge	1.50%	26.90%	1.04%	—	—	-1.41%
with sales charge	0.50%	25.90%	1.04%	—	—	-1.41%
Class K Shares 12/4/06	1.71%	27.32%	1.40%	—	—	1.04%
Class Y Shares 5/1/07	2.08%	28.26%	2.16%	—	—	-0.34%
Russell Midcap® Value Index[2]	6.69%	34.28%	6.35%	4.01%	8.42%	10.89%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $9,424 (Class C), $10,485 (Class K), and $9,858 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•	The broad U.S. equity market, as defined by the S&P 500® Index[1], delivered positive performance in the first half of 2011, despite renewed concerns over the strength of the economic recovery.

•

RS Large Cap Alpha Fund returned positive performance for the six-month period, but underperformed the benchmark Russell 1000® Value Index[2], as well as the S&P 500® Index. The Fund’s performance relative to the Russell 1000® Value Index was held back by stock selection in the consumer discretionary, financial services, and energy sectors. Stock selection in the technology sector aided relative performance.

•	RS Large Cap Alpha Fund seeks long-term capital appreciation by identifying large-cap companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) returned 1.79% for the six-month period ended June 30, 2011, underperforming the benchmark Russell 1000® Value Index, which returned 5.92%, and the S&P 500® Index, which returned 6.02%.

Among the Fund’s largest individual detractors for the period were a number of financial services holdings. The Fund’s detractors included Citigroup Inc., which was pressured after reporting lackluster revenues and earnings performance, and Aflac, Inc., a supplemental insurance provider that generates over 70% of its cash flows from Japan. The company has faced questions over its financial exposure tied to the Tohoku earthquake and ensuing tsunami, as well as over the short-term ramifications of its decision to de-risk its investment portfolio. We believe that the tragic events in Japan will not have a material impact on Aflac’s long-term return profile; moreover, we believe that reducing risk is in the long-term best interests of company’s shareholders.

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RS LARGE CAP ALPHA FUND

While we have seen evidence of improving capital positions, liquidity, and underwriting standards within the financial services sector, we seek to be discriminating in our financial services investments, concentrating on insurance companies that we believe possess structurally superior distribution models, as well as banks that we believe focus on “relationship lending” and possess low cost core deposit franchises.

The Fund’s other large detractors included retailer Gap Inc., which lost ground amid concerns over cotton prices and how a sluggish U.S. economy might impact consumer spending. Economic uncertainty also weighed on the share price performance of Martin Marietta Materials Inc., a producer of aggregates for the construction industry.

On a positive note, relative performance was aided by stock selection in the technology sector, and in particular by our investment in Symantec Corp., a security software and services provider capitalizing on increasing enterprise investment in technology to fend off increasingly sophisticated cyber threats. Within business services and technology, we continue to seek to allocate capital to businesses with understandable and predictable revenue streams as well as high customer retention rates and recurring cash flow characteristics.

Other positive contributors included shares of Praxair Inc., a supplier of industrial gases, which has capitalized on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. The company continues to win new contracts both domestically and in China. The Fund’s relative performance was also aided by our investment in drug maker Pfizer, which benefited from investors’ renewed enthusiasm for more defensive, large-cap health care stocks during the second quarter. Investors have also welcomed the company’s efforts to rein in costs and shed underperforming product lines.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. In this environment, we continue to focus on identifying company-specific structural changes that we believe will lead to improving returns on invested capital.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics

Total Net Assets: $880,870,198

Top Ten Holdings[3]

Holding	% of Total Net Assets
Praxair, Inc.	4.55%
Symantec Corp.	4.01%
Citigroup, Inc.	4.00%
Occidental Petroleum Corp.	3.85%
Talisman Energy, Inc.	3.73%
eBay, Inc.	3.71%
Activision Blizzard, Inc.	3.61%
CVS Caremark Corp.	3.48%
Pfizer, Inc.	3.48%
Aflac, Inc.	3.35%
Total	37.77%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update

Average Annual Total Returns

Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 6/1/72
without sales charge	1.79%	24.18%	3.19%	6.63%	2.97%	11.85%
with maximum sales charge	-3.05%	18.27%	1.53%	5.59%	2.48%	11.71%
Class B Shares 5/1/96
without sales charge	1.39%	23.23%	2.44%	5.76%	2.19%	5.26%
with sales charge	-1.61%	20.23%	1.80%	5.60%	2.19%	5.26%
Class C Shares 8/7/00
without sales charge	1.42%	23.28%	2.41%	5.80%	1.97%	-1.94%
with sales charge	0.42%	22.28%	2.41%	5.80%	1.97%	-1.94%
Class K Shares 5/15/01	1.61%	23.73%	2.80%	6.22%	2.61%	2.20%
Class Y Shares 5/1/07	1.93%	24.56%	3.45%	—	—	2.82%
Russell 1000® Value Index[2]	5.92%	28.94%	2.28%	1.15%	3.99%	n/a
S&P 500® Index[1]	6.02%	30.69%	3.34%	2.94%	2.72%	9.95%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B Shares, Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of June 30, 2011: $12,417 (Class B), $12,151 (Class C), $12,936 (Class K), and $11,229 (Class Y). While Class B Shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•	U.S. equity markets, as defined by the S&P 500® Index[1], delivered positive returns in the first six months of 2011, despite renewed uncertainty about the global economic outlook.

•	RS Investors Fund had positive performance during the period, but underperformed the benchmark Russell 3000® Value Index[2].

•

Stock selection in the financial services sector was the biggest detractor from the Fund’s performance relative to the Index. On the flip side, the Fund’s stock selection in the consumer discretionary and technology sectors aided relative performance.

•	RS Investors Fund seeks long-term capital appreciation by identifying all-cap companies with improving returns on invested capital (ROIC).

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as consumer staples and health care.

Fund Performance Overview

RS Investors Fund (Class A Shares) returned 5.33% for the six-month period ended June 30, 2011, while the benchmark Russell 3000® Value Index returned 5.74%.

The Fund’s performance relative to the benchmark index was dampened by stock selection in the financial services sector, and in particular by our investments in several regional banks, including First Horizon National Corp. and Associated Banc-Corp (Associated). The overall financial services sector has recently been pressured by regulatory uncertainty as well as concerns over the repercussions associated with the Greek debt crisis. Despite the underperformance of our holdings in the first half of the year, we continue to seek to identify well-managed, well-capitalized banks with solid deposit franchises and established customer relationships. Our investment in Tennessee-based First Horizon National reflects our belief that the company has a

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RS INVESTORS FUND

leading market footprint, a strong management team, and is continuing its transition toward core relationship lending. Meanwhile, we invested in Wisconsin-based Associated following a management change. We have a favorable view on its new CEO’s efforts to strengthen the company’s balance sheet and returns on invested capital while it explores new business opportunities in the Chicago commercial banking market and the asset management business.

Not all of the Fund’s detractors were in the financial services sector. Economic uncertainty also weighed on shares of Martin Marietta Materials Inc., a producer of aggregates for the construction industry, which we believe was due to the perceived cyclical sensitivity of its business.

On a positive note, the Fund’s performance benefited from stock selection in the consumer discretionary sector, and in particular from our investment in video game retailer GameStop, Corp., a specialty retailer focused on electronic game and PC entertainment software. Within the consumer discretionary sector, we have remained cautious on the near-term outlook for consumer spending. For this reason, we have focused on companies that we believe have strong recurring cash flow characteristics that are also undergoing some kind of specific structural change that we believe will lead to improved returns on invested capital, regardless of broader economic trends. For example, we have used the recent market retrenchment to add incremental capital to existing investments, as well as to other companies that we view as high-quality in the consumer discretionary sector.

In the technology area, we continued to allocate capital to businesses that we believe have understandable and predictable revenue streams with high customer retention rates and recurring cash flow characteristics. One of the Fund’s strongest positive contributors for the period was Symantec Corp., a software and services provider that is capitalizing on growing enterprise investment to fend off increasingly sophisticated computer viruses and cyber threats.

Another positive relative contributor for the first half of 2011 was our utilities investment, Calpine Corp., an independent wholesale power company.

Outlook

We continue to seek to focus on companies that are going through positive structural changes that we believe will lead to improving returns on invested capital. In addition, our focus on seeking to maintain investors’ capital and our focus on seeking asymmetric risk-reward profiles are integral components of our investment process. Long-time readers know that we seek to position our shareholders’ capital to lose less in down markets, and strive to merely keep pace with the index during periods of dramatic market price appreciation. We believe that this is the best way to deliver favorable risk-adjusted returns to our shareholders across a variety of market conditions.

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RS INVESTORS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics

Total Net Assets: $18,397,882

Top Ten Holdings[3]

Holding	% of Total Net Assets
GameStop Corp., Class A	6.39%
Microsoft Corp.	5.33%
Southwestern Energy Co.	5.11%
Aflac, Inc.	5.02%
Pfizer, Inc.	4.99%
First Horizon National Corp.	4.78%
Acxiom Corp.	4.39%
Denbury Resources, Inc.	4.31%
Occidental Petroleum Corp.	4.30%
eBay, Inc.	4.30%
Total	48.92%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares 11/15/05
without sales charge	5.33%	31.54%	0.70%	2.89%	3.67%
with maximum sales charge	0.36%	25.38%	-0.92%	1.89%	2.78%
Class C Shares 7/24/07
without sales charge	5.00%	31.03%	-0.44%	—	-2.74%
with sales charge	4.00%	30.03%	-0.44%	—	-2.74%
Class K Shares 1/3/07	5.28%	31.30%	-0.23%	—	-0.77%
Class Y Shares 5/1/07	5.30%	31.55%	0.62%	—	-1.55%
Russell 3000® Value Index[2]	5.74%	29.13%	2.66%	1.23%	2.73%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $8,966 (Class C), $9,658 (Class K), and $9,369 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, as defined by the S&P North American Natural Resources Sector Index™ [1], delivered positive but volatile performance during the first half of 2011 as investors confronted global economic uncertainty and concerns over multiple issues including the Japanese earthquake and European debt crisis.

•

RS Global Natural Resources Fund delivered positive absolute performance in the first half of 2011, while underperforming the benchmark S&P North American Natural Resources Sector lndex™, and outperforming the MSCI World Commodity Producers Index[2]. In addition, The Fund underperformed the broad market S&P 500® Index[3].

•	RS Global Natural Resources Fund seeks long-term capital appreciation by focusing on what we believe to be low-cost producing companies with “advantaged assets.”

Market Overview

The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, delivering positive absolute first quarter returns as investors focused on generally healthy corporate profits and better market liquidity in the wake of the Federal Reserve’s most recent round of quantitative easing. The market experienced renewed downward volatility in March, however, as economic fears resurfaced, aggravated by the earthquake in Japan, the debt crisis in Europe, and a spike in oil prices. Investors were also uneasy regarding how the economy might fare if the Federal Reserve were to wind down its quantitative easing efforts. As employment growth continued to stagnate and the housing market remained weak, economic fears took center stage during the second quarter, contributing to downward volatility in equity prices. As many investors lost their appetites for risk, they sought refuge in more economically defensive investments in areas such as utilities.

Fund Performance Overview

RS Global Natural Resources Fund returned 4.44% for the six-month period ended June 30, 2011, underperforming a 5.62% return by the benchmark S&P North American Natural Resources Sector Index™, and outperforming the MSCI World Commodity Producers Index, which returned 4.06%. The Fund underperformed the broad market S&P 500 Index which returned 6.02%.

A component of our strategy in reducing the downside risk associated with commodity price cycles lies in maintaining diversification across various commodity groups. For this reason, the Fund tends to have a much lower weighting in energy-related stocks than does the benchmark, which is heavily weighted toward energy shares, including integrated oil companies. The Fund’s underweighting in energy stocks negatively impacted relative performance in the early part of 2011, as oil-related shares spiked

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RS GLOBAL NATURAL RESOURCES FUND

along with underlying oil prices. Other detractors from the Fund’s relative performance included Martin Marietta Materials Inc., a producer of construction aggregates, which was pressured by economic concerns, as well as Canadian gold producer Agnico-Eagle Mines Ltd., which suffered along with the weakness in gold prices.

On a positive note, relative performance for the overall six-month period was aided by our investments in a number of North American natural gas companies, notably Southwestern Energy Co. In our view, our natural gas holdings are positioned to deliver solid economic returns, even at current depressed gas prices, due to their low-cost structures. Furthermore, we believe that gas prices will eventually move back toward the marginal cost of supply as higher cost producers are forced to reduce production.

On a final note, investors’ renewed risk aversion later in the period worked in favor of our single utility investment. Calpine Energy is an independent wholesale power company that we believe benefits from an advantaged market position. It proved another strong contributor to the Fund’s relative performance in the first half of 2011.

Outlook

We believe that the longer-term outlook for natural resources remains positive. In our view, supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to increase. We will attempt to use short-term dislocations between price and underlying economic value to establish positions in what we believe to be the most advantaged assets at reasonable prices. Conversely, we will attempt to use periods of strength to reduce exposure to businesses when valuations look stretched. Our objective is to expose our shareholders to the most advantaged natural resource companies across the commodities spectrum with the simultaneous goal of mitigating risk.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics

Total Net Assets: $3,038,836,562

Top Ten Holdings[4]

Holding	% of Total Net Assets
Southwestern Energy Co.	4.85%
Talisman Energy, Inc.	4.74%
Denbury Resources, Inc.	4.59%
Goldcorp, Inc.	4.30%
Antofagasta PLC	4.13%
Occidental Petroleum Corp.	4.07%
Oil Search Ltd.	4.05%
Range Resources Corp.	3.71%
Compass Minerals International, Inc.	3.29%
Calpine Corp.	3.23%
Total	40.96%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares 11/15/95
without sales charge	4.44%	37.38%	-3.15%	6.13%	15.98%	11.78%
with maximum sales charge	-0.51%	30.88%	-4.71%	5.10%	15.41%	11.43%
Class C Shares 5/1/07
without sales charge	4.06%	36.39%	-3.93%	—	—	3.72%
with sales charge	3.06%	35.39%	-3.93%	—	—	3.72%
Class K Shares 12/4/06	4.21%	36.80%	-3.66%	—	—	5.58%
Class Y Shares 5/1/07	4.61%	37.88%	-2.82%	—	—	4.91%
S&P North American Natural Resources Sector IndexTM [1]	5.62%	44.29%	-3.41%	7.35%	11.42%	n/a
MSCI World Commodity Producer Index[2]	4.06%	43.30%	-4.59%	7.27%	12.18%	n/a
S&P 500® Index[3]	6.02%	30.69%	3.34%	2.94%	2.72%	7.14%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of June 30, 2011: $11,641 (Class C), $12,819 (Class K), and $12,208 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Partners Fund	Class A	$1,000.00	$1,040.50	$7.44	1.47%
	Class K	$1,000.00	$1,038.60	$9.47	1.87%
	Class Y	$1,000.00	$1,042.30	$5.89	1.16%
RS Value Fund	Class A	$1,000.00	$1,018.90	$6.41	1.28%
	Class C	$1,000.00	$1,015.00	$10.14	2.03%
	Class K	$1,000.00	$1,017.10	$8.40	1.68%
	Class Y	$1,000.00	$1,020.80	$5.02	1.00%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,017.90	$4.67	0.93%
	Class B	$1,000.00	$1,013.90	$8.49	1.70%
	Class C	$1,000.00	$1,014.20	$8.32	1.67%
	Class K	$1,000.00	$1,016.10	$6.55	1.31%
	Class Y	$1,000.00	$1,019.30	$3.09	0.62%
RS Investors Fund	Class A	$1,000.00	$1,053.30	$5.88	1.16%
	Class C	$1,000.00	$1,050.00	$8.73	1.72%
	Class K	$1,000.00	$1,052.80	$6.84	1.34%
	Class Y	$1,000.00	$1,053.00	$5.35	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,044.40	$7.22	1.42%
	Class C	$1,000.00	$1,040.60	$10.87	2.15%
	Class K	$1,000.00	$1,042.10	$9.43	1.86%
	Class Y	$1,000.00	$1,046.10	$5.64	1.11%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.51	$7.35	1.47%
	Class K	$1,000.00	$1,015.50	$9.36	1.87%
	Class Y	$1,000.00	$1,019.03	$5.82	1.16%
RS Value Fund	Class A	$1,000.00	$1,018.45	$6.41	1.28%
	Class C	$1,000.00	$1,014.73	$10.14	2.03%
	Class K	$1,000.00	$1,016.46	$8.40	1.68%
	Class Y	$1,000.00	$1,019.82	$5.02	1.00%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.17	$4.67	0.93%
	Class B	$1,000.00	$1,016.36	$8.50	1.70%
	Class C	$1,000.00	$1,016.53	$8.33	1.67%
	Class K	$1,000.00	$1,018.29	$6.56	1.31%
	Class Y	$1,000.00	$1,021.73	$3.09	0.62%
RS Investors Fund	Class A	$1,000.00	$1,019.06	$5.79	1.16%
	Class C	$1,000.00	$1,016.28	$8.59	1.72%
	Class K	$1,000.00	$1,018.13	$6.73	1.34%
	Class Y	$1,000.00	$1,019.59	$5.26	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.73	$7.12	1.42%
	Class C	$1,000.00	$1,014.14	$10.73	2.15%
	Class K	$1,000.00	$1,015.56	$9.31	1.86%
	Class Y	$1,000.00	$1,019.28	$5.57	1.11%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

www.RSinvestments.com	27

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Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 87.8%
Advertising Agencies – 3.7%
Groupe Aeroplan, Inc.	CAD	5,980,920	$82,602,369

			82,602,369
Auto Parts – 2.3%
BorgWarner, Inc.(1)		638,398	51,576,174

			51,576,174
Banks: Diversified – 9.3%
Associated Banc-Corp.		4,843,585	67,325,831
Commerce Bancshares, Inc.		1,084,293	46,624,599
First Horizon National Corp.		6,385,016	60,913,053
Susquehanna Bancshares, Inc.		4,315,728	34,525,824

			209,389,307
Biotechnology – 3.3%
Myriad Genetics, Inc.(1)		3,219,746	73,120,432

			73,120,432
Computer Services, Software & Systems – 11.4%
ACI Worldwide, Inc.(1)		1,471,579	49,695,223
Acxiom Corp.(1)(2)		4,343,968	56,949,421
AOL, Inc.(1)		2,790,372	55,416,788
DST Systems, Inc.		1,022,139	53,968,939
Parametric Technology Corp.(1)		1,754,384	40,228,025

			256,258,396
Consumer Electronics – 1.4%
Harman International Industries, Inc.		713,827	32,529,096

			32,529,096
Consumer Lending – 2.8%
MGIC Investment Corp.(1)		5,980,429	35,583,553
MoneyGram International, Inc.(1)		8,257,617	27,415,288

			62,998,841
Financial Data & Systems – 3.0%
Euronet Worldwide, Inc.(1)(2)		2,633,804	40,586,920
Jack Henry & Associates, Inc.		871,558	26,155,455

			66,742,375
Health Care Facilities – 0.9%
VCA Antech, Inc.(1)		978,096	20,735,635

			20,735,635
Health Care Management Services – 1.8%
Magellan Health Services, Inc.(1)		755,957	41,381,086

			41,381,086

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Insurance: Life – 4.5%
StanCorp Financial Group, Inc.		1,207,123	$50,928,519
Torchmark Corp.		777,704	49,881,935

			100,810,454
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)(2)		1,799,315	24,038,848
PICO Holdings, Inc.(1)		349,600	10,138,400

			34,177,248
Insurance: Property-Casualty – 2.0%
Genworth MI Canada, Inc.	CAD	590,100	15,534,905
Genworth MI Canada, Inc.(1)(3)(4)	CAD	1,100,000	28,958,474

			44,493,379
Medical Equipment – 2.5%
Sirona Dental Systems, Inc.(1)		1,067,196	56,668,108

			56,668,108
Metals & Minerals: Diversified – 3.3%
Compass Minerals International, Inc.		856,424	73,712,414

			73,712,414
Oil Well Equipment & Services – 3.1%
Key Energy Services, Inc.(1)		3,822,887	68,811,966

			68,811,966
Oil: Crude Producers – 7.3%
Concho Resources, Inc.(1)		659,797	60,602,354
Denbury Resources, Inc.(1)		4,113,757	82,275,140
Peyto Exploration & Development Corp.	CAD	970,230	21,628,851

			164,506,345
Precious Metals & Minerals – 3.3%
New Gold, Inc.(1)		7,280,884	74,920,296

			74,920,296
Scientific Instruments: Pollution Control – 2.3%
Waste Connections, Inc.		1,664,096	52,801,766

			52,801,766
Securities Brokerage & Services – 2.1%
MF Global Holdings Ltd.(1)		6,209,764	48,063,573

			48,063,573
Semiconductors & Components – 6.5%
Atmel Corp.(1)		6,944,268	97,705,851
Integrated Device Technology, Inc.(1)		6,098,887	47,937,252

			145,643,103

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

June 30, 2011 (unaudited)	Shares	Value
Specialty Retail – 4.4%
GameStop Corp., Class A(1)	3,709,565	$98,934,099

		98,934,099
Utilities: Gas Distributors – 2.0%
Questar Corp.	2,549,500	45,151,645

		45,151,645
Utilities: Miscellaneous – 3.1%
Calpine Corp.(1)	4,327,477	69,802,204

		69,802,204
Total Common Stocks (Cost $1,538,666,143)		1,975,830,311

	Shares	Value
Depositary Securities – 1.3%
Asset Management & Custodian – 1.3%
AP Alternative Assets, L.P.(4)(5)	2,415,952	29,725,064

		29,725,064
Total Depositary Securities (Cost $35,473,243)		29,725,064

	Principal Amount	Value
Repurchase Agreements – 11.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $253,069,070, due 7/1/2011(6)	$253,069,000	253,069,000
Total Repurchase Agreements (Cost $253,069,000)		253,069,000
Total Investments - 100.4% (Cost $1,827,208,386)		2,258,624,375
Other Liabilities, Net - (0.4)%		(8,872,956)
Total Net Assets - 100.0%		$2,249,751,419

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $58,683,538, representing 2.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

(5)	Restricted depositary units.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$258,134,081

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks
Unrestricted	$1,946,871,837	$—		$—	$1,946,871,837
Restricted	—	28,958,474		—	28,958,474

Depositary Securities	—	29,725,064	*	—	29,725,064

Repurchase Agreements	—	253,069,000		—	253,069,000

Total	$1,946,871,837	$311,752,538		$—	$2,258,624,375

*	Consists of a foreign security whose value was determined by a pricing service as a result of movement in the U.S. markets. This investment in securities was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS – RS VALUE FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 93.3%
Aerospace – 2.0%
Rockwell Collins, Inc.		684,741	$42,241,672

			42,241,672
Auto Parts – 2.2%
BorgWarner, Inc.(1)		564,920	45,639,887

			45,639,887
Back Office Support, HR and Consulting – 1.7%
Synopsys, Inc.(1)		1,430,259	36,771,959

			36,771,959
Banks: Diversified – 8.6%
Associated Banc-Corp.		4,048,405	56,272,829
First Horizon National Corp.		6,387,405	60,935,844
KeyCorp		7,877,699	65,621,233

			182,829,906
Building Materials – 3.1%
Martin Marietta Materials, Inc.		812,127	64,945,796

			64,945,796
Chemicals: Diversified – 6.1%
Eastman Chemical Co.		545,905	55,720,523
FMC Corp.		854,421	73,497,295

			129,217,818
Chemicals: Specialty – 4.4%
Praxair, Inc.		860,173	93,234,152

			93,234,152
Coal – 2.4%
Peabody Energy Corp.		878,220	51,735,940

			51,735,940
Computer Services, Software & Systems – 3.5%
DST Systems, Inc.		39,565	2,089,032
Symantec Corp.(1)		3,699,500	72,954,140

			75,043,172
Consumer Services: Miscellaneous – 3.6%
eBay, Inc.(1)		2,353,100	75,934,537

			75,934,537
Copper – 1.4%
Antofagasta PLC	GBP	1,343,309	30,057,059

			30,057,059

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Diversified Financial Services – 3.3%
Ameriprise Financial, Inc.		1,228,942	$70,885,375

			70,885,375
Electronic Entertainment – 3.1%
Activision Blizzard, Inc.		5,690,346	66,463,241

			66,463,241
Insurance: Life – 3.6%
Aflac, Inc.		1,652,808	77,153,077

			77,153,077
Insurance: Multi-Line – 2.2%
Willis Group Holdings PLC		1,109,800	45,623,878

			45,623,878
Insurance: Property-Casualty – 2.0%
RenaissanceRe Holdings Ltd.		603,143	42,189,853

			42,189,853
Medical Equipment – 1.8%
CareFusion Corp.(1)		1,436,600	39,032,422

			39,032,422
Oil: Crude Producers – 12.0%
ARC Resources Ltd.	CAD	1,772,800	45,972,034
Denbury Resources, Inc.(1)		2,966,807	59,336,140
Southwestern Energy Co.(1)		1,651,134	70,800,626
Talisman Energy, Inc.	CAD	3,854,358	79,169,300

			255,278,100
Pharmaceuticals – 3.7%
Warner Chilcott PLC, Class A		3,297,178	79,560,905

			79,560,905
Securities Brokerage & Services – 2.7%
E*TRADE Financial Corp.(1)		4,090,326	56,446,499

			56,446,499
Semiconductors & Components – 4.4%
Atmel Corp.(1)		6,563,218	92,344,477

			92,344,477
Specialty Retail – 7.3%
Advance Auto Parts, Inc.		705,757	41,279,727
GameStop Corp., Class A(1)		2,482,835	66,217,209
The Gap, Inc.		2,605,717	47,163,478

			154,660,414

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS – RS VALUE FUND

June 30, 2011 (unaudited)	Shares	Value
Toys – 4.9%
Hasbro, Inc.	1,284,071	$56,409,239
Mattel, Inc.	1,724,508	47,406,725

		103,815,964
Utilities: Miscellaneous – 3.3%
Calpine Corp.(1)	4,329,470	69,834,351

		69,834,351
Total Common Stocks (Cost $1,517,796,351)		1,980,940,454

	Shares	Value
Depositary Securities – 1.1%
Asset Management & Custodian – 1.1%
AP Alternative Assets, L.P.(2)(3)	1,843,994	22,687,884

		22,687,884
Total Depositary Securities (Cost $33,652,798)		22,687,884

	Principal Amount	Value
Repurchase Agreements – 5.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $120,940,034, due 7/1/2011(4)	$120,940,000	120,940,000
Total Repurchase Agreements (Cost $120,940,000)		120,940,000
Total Investments - 100.1% (Cost $1,672,389,149)		2,124,568,338
Other Liabilities, Net - (0.1)%		(1,865,027)
Total Net Assets - 100.0%		$2,122,703,311

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $22,687,884, representing 1.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Restricted depositary units.

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$123,360,038

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

GBP – Great British Pound

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$1,950,883,395	$30,057,059	*	$—	$1,980,940,454

Depositary Securities	—	22,687,884	*	—	22,687,884

Repurchase Agreements	—	120,940,000		—	120,940,000

Total	$1,950,883,395	$173,684,943		$—	$2,124,568,338

*	Consists of a foreign security whose value was determined by a pricing service as a result of movement in the U.S. markets. This investment in securities was classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 94.9%
Asset Management & Custodian – 2.0%
State Street Corp.	399,813	$18,027,568

		18,027,568
Back Office Support, HR and Consulting – 2.8%
Synopsys, Inc.(1)	943,002	24,244,581

		24,244,581
Banks: Diversified – 5.8%
KeyCorp	3,229,900	26,905,067
Regions Financial Corp.	3,931,881	24,377,662

		51,282,729
Building Materials – 3.1%
Martin Marietta Materials, Inc.	342,741	27,408,998

		27,408,998
Chemicals: Specialty – 4.5%
Praxair, Inc.	369,592	40,060,077

		40,060,077
Computer Services, Software & Systems – 7.0%
Microsoft Corp.	994,704	25,862,304
Symantec Corp.(1)	1,793,000	35,357,960

		61,220,264
Consumer Services: Miscellaneous – 3.7%
eBay, Inc.(1)	1,011,525	32,641,912

		32,641,912
Diversified Financial Services – 4.0%
Citigroup, Inc.	846,338	35,241,514

		35,241,514
Diversified Manufacturing Operations – 2.9%
Honeywell International, Inc.	422,453	25,173,974

		25,173,974
Drug & Grocery Store Chains – 3.5%
CVS Caremark Corp.	815,125	30,632,398

		30,632,398
Electronic Entertainment – 3.6%
Activision Blizzard, Inc.	2,721,685	31,789,281

		31,789,281
Health Care Facilities – 2.9%
HCA Holdings, Inc.(1)	776,100	25,611,300

		25,611,300

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

June 30, 2011 (unaudited)	Shares	Value
Insurance: Life – 5.9%
Aflac, Inc.	631,744	$29,489,810
Prudential Financial, Inc.	358,500	22,797,015

		52,286,825
Insurance: Multi-Line – 2.9%
MetLife, Inc.	587,200	25,760,464

		25,760,464
Insurance: Property-Casualty – 1.9%
The Allstate Corp.	554,400	16,925,832

		16,925,832
Medical & Dental Instruments & Supplies – 1.0%
Covidien PLC	166,400	8,857,472

		8,857,472
Metals & Minerals: Diversified – 2.2%
BHP Billiton Ltd., ADR	207,769	19,661,181

		19,661,181
Oil: Crude Producers – 12.9%
Canadian Natural Resources Ltd.	436,850	18,286,541
Occidental Petroleum Corp.	325,600	33,875,424
Southwestern Energy Co.(1)	670,272	28,741,264
Talisman Energy, Inc.	1,603,480	32,855,305

		113,758,534
Pharmaceuticals – 9.3%
Merck & Co., Inc.	750,704	26,492,344
Pfizer, Inc.	1,486,300	30,617,780
Warner Chilcott PLC, Class A	1,038,600	25,061,418

		82,171,542
Precious Metals & Minerals – 2.4%
Goldcorp, Inc.	429,009	20,708,264

		20,708,264
Specialty Retail – 5.0%
The Gap, Inc.	1,508,277	27,299,814
Urban Outfitters, Inc.(1)	588,988	16,580,012

		43,879,826
Toys – 2.5%
Hasbro, Inc.	495,295	21,758,309

		21,758,309
Transportation Miscellaneous – 3.1%
United Parcel Service, Inc., Class B	372,300	27,151,839

		27,151,839
Total Common Stocks (Cost $696,566,135)		836,254,684

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 4.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $42,070,012, due 7/1/2011(2)	$42,070,000	$42,070,000
Total Repurchase Agreements (Cost $42,070,000)		42,070,000
Total Investments - 99.7% (Cost $738,636,135)		878,324,684
Other Assets, Net - 0.3%		2,545,514
Total Net Assets - 100.0%		$880,870,198

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$42,912,225

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$836,254,684	$—	$—	$836,254,684

Repurchase Agreements	—	42,070,000	—	42,070,000

Total	$836,254,684	$42,070,000	$—	$878,324,684

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 100.3%
Banks: Diversified – 11.9%
Associated Banc-Corp.	40,947	$569,164
First Horizon National Corp.	92,115	878,777
KeyCorp	90,200	751,366

		2,199,307
Biotechnology – 2.8%
Myriad Genetics, Inc.(1)	22,754	516,743

		516,743
Building Materials – 3.0%
Martin Marietta Materials, Inc.	6,856	548,274

		548,274
Chemicals: Diversified – 3.3%
FMC Corp.	7,000	602,140

		602,140
Chemicals: Specialty – 4.3%
Praxair, Inc.	7,279	788,971

		788,971
Computer Services, Software & Systems – 12.9%
Acxiom Corp.(1)	61,579	807,301
Microsoft Corp.	37,700	980,200
Symantec Corp.(1)	29,600	583,712

		2,371,213
Consumer Services: Miscellaneous – 4.3%
eBay, Inc.(1)	24,500	790,615

		790,615
Diversified Financial Services – 4.0%
Ameriprise Financial, Inc.	12,900	744,072

		744,072
Insurance: Life – 5.0%
Aflac, Inc.	19,800	924,264

		924,264
Metals & Minerals: Diversified – 3.9%
Compass Minerals International, Inc.	8,389	722,041

		722,041
Oil: Crude Producers – 13.7%
Denbury Resources, Inc.(1)	39,663	793,260
Occidental Petroleum Corp.	7,600	790,704
Southwestern Energy Co.(1)	21,906	939,329

		2,523,293

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

June 30, 2011 (unaudited)	Shares	Value
Pharmaceuticals – 8.2%
Warner Chilcott PLC, Class A	24,200	$583,946
Pfizer, Inc.	44,600	918,760

		1,502,706
Precious Metals & Minerals – 4.1%
Goldcorp, Inc.	15,552	750,695

		750,695
Securities Brokerage & Services – 3.1%
MF Global Holdings Ltd.(1)	74,585	577,288

		577,288
Specialty Retail – 6.4%
GameStop Corp., Class A(1)	44,100	1,176,147

		1,176,147
Toys – 3.0%
Hasbro, Inc.	12,700	557,911

		557,911
Transportation Miscellaneous – 3.2%
United Parcel Service, Inc., Class B	8,000	583,440

		583,440
Utilities: Miscellaneous – 3.2%
Calpine Corp.(1)	36,106	582,390

		582,390
Total Common Stocks (Cost $15,270,988)		18,461,510

	Principal Amount	Value
Repurchase Agreements – 3.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $640,000, due 7/1/2011(2)	$640,000	640,000
Total Repurchase Agreements (Cost $640,000)		640,000
Total Investments - 103.8% (Cost $15,910,988)		19,101,510
Other Liabilities, Net - (3.8)%		(703,628)
Total Net Assets - 100.0%		$18,397,882

(1)	Non-income producing security.

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$655,394

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$18,461,510	$—	$—	$18,461,510

Repurchase Agreements	—	640,000	—	640,000

Total	$18,461,510	$640,000	$—	$19,101,510

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Common Stocks – 90.0%
Building Materials – 3.0%
Martin Marietta Materials, Inc.		1,151,984	$92,124,161

			92,124,161
Chemicals: Diversified – 4.9%
Eastman Chemical Co.		550,122	56,150,953
FMC Corp.		1,088,817	93,660,038

			149,810,991
Chemicals: Specialty – 1.9%
Praxair, Inc.		543,055	58,861,731

			58,861,731
Coal – 2.6%
Peabody Energy Corp.		1,318,203	77,655,339

			77,655,339
Copper – 7.3%
Antofagasta PLC	GBP	5,614,697	125,631,017
Taseko Mines Ltd.(1)(2)		19,174,637	95,106,200

			220,737,217
Fertilizers – 1.1%
Potash Corp. of Saskatchewan, Inc.		580,700	33,094,093

			33,094,093
Gas Pipeline – 2.9%
EQT Corp.		1,674,739	87,957,292

			87,957,292
Insurance: Multi-Line – 1.1%
PICO Holdings, Inc.(1)(2)		1,166,553	33,830,037

			33,830,037
Metals & Minerals: Diversified – 6.8%
BHP Billiton Ltd., ADR		636,200	60,203,606
Compass Minerals International, Inc.		1,162,434	100,050,694
Vale S.A., ADR		1,404,800	44,883,360

			205,137,660
Oil Well Equipment & Services – 1.5%
Key Energy Services, Inc.(1)		2,548,594	45,874,692

			45,874,692
Oil: Crude Producers – 41.4%
ARC Resources Ltd.	CAD	3,404,775	88,292,211
Canadian Natural Resources Ltd.		1,769,612	74,075,958
Concho Resources, Inc.(1)		789,242	72,491,878
Denbury Resources, Inc.(1)		6,976,891	139,537,820

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

June 30, 2011 (unaudited)	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Occidental Petroleum Corp.		1,188,410	$123,642,176
Oil Search Ltd.	AUD	17,209,747	123,039,990
Peyto Exploration & Development Corp.	CAD	1,255,120	27,979,761
QEP Resources, Inc.		2,094,752	87,623,476
Range Resources Corp.		2,030,851	112,712,231
Salamander Energy PLC(1)(2)	GBP	12,819,153	57,799,408
Southwestern Energy Co.(1)		3,439,215	147,473,539
Talisman Energy, Inc.	CAD	7,017,883	144,148,750
Tullow Oil PLC	GBP	2,980,531	59,321,044

			1,258,138,242
Precious Metals & Minerals – 12.3%
Agnico-Eagle Mines Ltd.		1,160,200	73,243,426
Barrick Gold Corp.		1,632,900	73,954,041
Goldcorp, Inc.	CAD	2,700,580	130,625,804
New Gold, Inc.(1)		9,466,517	97,410,460

			375,233,731
Utilities: Miscellaneous – 3.2%
Calpine Corp.(1)		6,079,453	98,061,577

			98,061,577
Total Common Stocks (Cost $2,112,048,944)			2,736,516,763

		Principal Amount	Value
Repurchase Agreements – 9.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $291,604,081, due 7/1/2011(3)		$291,604,000	291,604,000
Total Repurchase Agreements (Cost $291,604,000)			291,604,000
Total Investments - 99.6% (Cost $2,403,652,944)			3,028,120,763
Other Assets, Net - 0.4%			10,715,799
Total Net Assets - 100.0%			$3,038,836,562

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	3/31/2012	$297,440,025

Legend:

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$2,370,725,304	$365,791,459	*	$—	$2,736,516,763

Repurchase Agreements		291,604,000		—	291,604,000

Total	$2,370,725,304	$657,395,459		$—	$3,028,120,763

*	Consists of foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets. These investments in securities were classified as Level 2 rather than Level 1.

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	47

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2011 (unaudited)	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,883,980,186
Investments in affiliated issuers, at value	121,575,189
Repurchase agreements	253,069,000

Total Investments	2,258,624,375
Cash and cash equivalents	282
Foreign currency, at value	723,510
Receivable for investments sold	3,080,050
Receivable for fund shares subscribed	1,620,493
Dividends/interest receivable	444,926
Prepaid expenses	—

Total Assets	2,264,493,636

Liabilities
Payable for investments purchased	6,416,702
Payable for fund shares redeemed	6,015,334
Payable to adviser	1,831,517
Payable to distributor	77,896
Accrued trustees’ fees	25,066
Accrued expenses/other liabilities	375,702

Total Liabilities	14,742,217

Total Net Assets	$2,249,751,419

Net Assets Consist of:
Paid-in capital	$1,776,049,277
Accumulated undistributed net investment income/(loss)	(10,535,771)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	52,802,606
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	431,435,307

Total Net Assets	$2,249,751,419

Investments in Unaffiliated Issuers, at Cost	$1,701,751,765

Investments in Affiliated Issuers, at Cost	$125,456,621

Foreign Currency, at Cost	$718,963

Pricing of Shares
Net Assets:
Class A	$1,645,831,214
Class B	—
Class C	—
Class K	5,007,797
Class Y	598,912,408
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	47,806,322
Class B	—
Class C	—
Class K	147,601
Class Y	17,251,726
Net Asset Value Per Share:
Class A	$34.43
Class B	—
Class C	—
Class K	33.93
Class Y	34.72
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$36.14

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$2,003,628,338	$836,254,684	$18,461,510	$2,549,781,118
—	—	—	186,735,645
120,940,000	42,070,000	640,000	291,604,000

2,124,568,338	878,324,684	19,101,510	3,028,120,763
296	795	602	160
412,674	—	—	888,136
2,984,569	—	—	16,517
2,294,677	3,069,852	926	16,937,117
939,004	858,254	4,146	1,468,199
—	—	—	219,887

2,131,199,558	882,253,585	19,107,184	3,047,650,779

2,052,338	—	—	4,647,304
4,477,599	735,211	685,314	1,551,595
1,424,163	352,943	5,416	2,378,948
74,766	46,622	838	95,168
25,478	10,596	218	18,752
441,903	238,015	17,516	122,450

8,496,247	1,383,387	709,302	8,814,217

$2,122,703,311	$880,870,198	$18,397,882	$3,038,836,562

$2,002,831,582	$903,088,647	$21,840,861	$2,418,347,544
(3,995,484)	1,414,980	(16,215)	(3,732,447)
(328,317,370)	(163,322,456)	(6,617,286)	(197,473)
452,184,583	139,689,027	3,190,522	624,418,938

$2,122,703,311	$880,870,198	$18,397,882	$3,038,836,562

$1,672,389,149	$738,636,135	$15,910,988	$2,219,933,312

$—	$—	$—	$183,719,632

$410,080	$—	$—	$883,769

$1,459,080,962	$606,816,449	$14,064,583	$1,637,316,823
—	23,494,116	—	—
35,333,949	54,598,418	887,729	104,472,666
3,668,556	31,740,446	154,385	6,598,266
624,619,844	164,220,769	3,291,185	1,290,448,807

55,259,250	14,024,850	1,694,153	41,713,091
—	575,650	—	—
1,374,096	1,365,059	111,214	2,754,528
140,549	737,646	19,372	172,009
23,530,182	3,794,275	394,395	32,466,605

$26.40	$43.27	$8.30	$39.25
—	40.81	—	—
25.71	40.00	7.98	37.93
26.10	43.03	7.97	38.36
26.55	43.28	8.34	39.75
4.75%	4.75%	4.75%	4.75%
$27.72	$45.42	$8.72	$41.21

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS Partners
Investment Income
Dividends	$5,537,998
Interest	22,175
Withholding taxes on foreign dividends	(270,488)

Total Investment Income	5,289,685

Expenses
Investment advisory fees	11,372,866
Distribution fees	2,118,367
Transfer agent fees	1,664,608
Shareholder reports	172,961
Administrative service fees	133,769
Professional fees	116,354
Custodian fees	103,600
Trustees’ fees	47,943
Insurance expense	35,732
Registration fees	34,355
Other expenses	24,905

Total Expenses	15,825,460

Less: Fee waiver by adviser	—
Less: Custody credits	(4)

Total Expenses, Net	15,825,456

Net Investment Income/(Loss)	(10,535,771)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	135,321,689
Net realized gain/(loss) from foreign currency transactions	(140,253)
Net change in unrealized appreciation/depreciation on investments	108,229
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	(34,232,939)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	21,248

Net Gain on Investments and Foreign Currency Transactions	101,077,974

Net Increase in Net Assets Resulting from Operations	$90,542,203

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$9,198,899	$5,837,974	$94,762	$14,049,532
18,842	3,052	129	16,926
(223,799)	(53,798)	(2,561)	(669,520)

8,993,942	5,787,228	92,330	13,396,938

9,084,548	2,193,780	93,656	12,822,577
2,051,139	1,394,960	21,722	2,373,679
1,660,163	520,833	14,687	1,273,022
176,638	51,809	2,285	131,993
129,569	52,519	1,097	126,873
114,206	53,861	17,775	106,726
105,001	46,634	10,604	137,947
46,945	19,183	399	44,570
33,673	14,514	289	26,912
53,926	38,678	27,849	63,772
24,421	(14,521)	207	21,340

13,480,229	4,372,250	190,570	17,129,411

(504,436)	—	(82,055)	—
(11)	(2)	—	(26)

12,975,782	4,372,248	108,515	17,129,385

(3,981,840)	1,414,980	(16,185)	(3,732,447)

120,256,753	58,125,395	1,553,237	87,512,373
(26,340)	983	(430)	(371,572)
(75,907,461)	(44,939,292)	(556,108)	8,752,486
—	—	—	2,164,284
3,010	225	66	(53,909)

44,325,962	13,187,311	996,765	98,003,662

$40,344,122	$14,602,291	$980,580	$94,271,215

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Partners

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income/(loss)	$(10,535,771)	$(19,169,976)
Net realized gain from investments and foreign currency transactions	135,181,436	164,421,982
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(34,103,462)	330,484,657

Net Increase in Net Assets Resulting from Operations	90,542,203	475,736,663

Distributions to Shareholders
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	289,521,353	690,492,394
Reinvestment of distributions	—	—
Cost of shares redeemed	(349,496,932)	(673,206,081)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(59,975,579)	17,286,313

Net Increase in Net Assets	30,566,624	493,022,976

Net Assets
Beginning of period	2,219,184,795	1,726,161,819

End of period	$2,249,751,419	$2,219,184,795

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(10,535,771)	$—

Other Information:
Shares
Sold	8,465,793	24,096,934
Reinvested	—	—
Redeemed	(10,225,585)	(23,846,265)

Net Increase/(Decrease)	(1,759,792)	250,669

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$(3,981,840)	$(8,204,738)	$1,414,980	$1,997,058
120,230,413	25,835,859	58,126,378	65,665,486
(75,904,451)	417,324,591	(44,939,067)	55,228,356

40,344,122	434,955,712	14,602,291	122,890,900

—	—	—	(11,594,108)
—	—	—	(326,525)
—	—	—	(691,005)
—	—	—	(378,081)
—	—	—	(418,558)

—	—	—	(13,408,277)

288,989,203	1,077,178,968	209,654,619	115,407,113
—	—	—	12,601,085
(292,624,816)	(1,198,641,890)	(201,264,437)	(164,659,804)

(3,635,613)	(121,462,922)	8,390,182	(36,651,606)

36,708,509	313,492,790	22,992,473	72,831,017

2,085,994,802	1,772,502,012	857,877,725	785,046,708

$2,122,703,311	$2,085,994,802	$880,870,198	$857,877,725

$(3,995,484)	$(13,644)	$1,414,980	$—

10,928,053	47,734,546	4,975,503	3,025,976
—	—	—	302,487
(11,073,224)	(53,140,383)	(4,782,871)	(4,326,288)

(145,171)	(5,405,837)	192,632	(997,825)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investors

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(16,185)	$(27,246)
Net realized gain from investments and foreign currency transactions	1,552,807	441,815
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(556,042)	2,973,750

Net Increase in Net Assets Resulting from Operations	980,580	3,388,319

Capital Share Transactions
Proceeds from sales of shares	2,707,668	5,601,735
Cost of shares redeemed	(2,753,032)	(4,978,615)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(45,364)	623,120

Net Increase in Net Assets	935,216	4,011,439

Net Assets
Beginning of period	17,462,666	13,451,227

End of period	$18,397,882	$17,462,666

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(16,215)	$(30)

Other Information:
Shares
Sold	336,983	800,642
Redeemed	(335,002)	(714,222)

Net Increase	1,981	86,420

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$(3,732,447)	$(5,130,405)

87,140,801	105,448,626

10,862,861	270,342,586

94,271,215	370,660,807

1,328,001,661	961,542,647
(401,542,849)	(460,125,725)

926,458,812	501,416,922

1,020,730,027	872,077,729

2,018,106,535	1,146,028,806

$3,038,836,562	$2,018,106,535

$(3,732,447)	$—

33,783,257	30,254,722
(10,249,427)	(14,939,226)

23,533,830	15,315,496

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Six Months Ended 6/30/11[1]	$33.09	$(0.18)	$1.52	$1.34	$—	$—
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)

Class K
Six Months Ended 6/30/11[1]	$32.67	$(0.26)	$1.52	$1.26	$—	$—
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)
Period From 10/13/06[4] to 12/31/06[1]	35.04	—	1.67	1.67	(0.06)	(1.60)

Class Y
Six Months Ended 6/30/11[1]	$33.31	$(0.13)	$1.54	$1.41	$—	$—
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)
Period From 5/1/07[4] to 12/31/07[1]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)

See notes to Financial Highlights on pages 64-65.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$34.43	4.05%	$1,645,831	1.47%	1.47%	(1.01)%	(1.01)%	17%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
(2.89)	30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%
(1.68)	35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%

$—	$33.93	3.86%	$5,008	1.87%	1.87%	(1.41)%	(1.41)%	17%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
(2.78)	30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%

(1.66)	35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$—	$34.72	4.23%	$598,912	1.16%	1.16%	(0.69)%	(0.69)%	17%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%

(3.04)	30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

See notes to Financial Highlights on pages 64-65.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Six Months Ended 6/30/11[1]	$25.91	$(0.06)	$0.55	$0.49	$—	$—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)

Class C
Six Months Ended 6/30/11[1]	$25.33	$(0.12)	$0.50	$0.38	$—	$—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)

Class K
Six Months Ended 6/30/11[1]	$25.66	$(0.09)	$0.53	$0.44	$—	$—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)
Period From 12/4/06[4] to 12/31/06[1]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)

Class Y
Six Months Ended 6/30/11[1]	$26.01	$(0.02)	$0.56	$0.54	$—	$—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)
Period From 5/1/07[4] to 12/31/07[1]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)

See notes to Financial Highlights on pages 64-65.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$26.40	1.89%	$1,459,081	1.28%	1.35%	(0.44)%	(0.51)%	17%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%
(2.18)	26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%
(1.14)	27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%

$—	$25.71	1.50%	$35,334	2.03%	2.05%	(1.18)%	(1.20)%	17%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%
(2.16)	26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$—	$26.10	1.71%	$3,668	1.68%	1.76%	(0.83)%	(0.91)%	17%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
(2.10)	26.24	3.35%	1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%
(1.13)	27.43	(0.06)%	—	1.28%	1.28%	0.35%	0.35%	72%

$—	$26.55	2.08%	$624,620	1.00%	1.00%	(0.16)%	(0.16)%	17%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	0.39%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%
(2.28)	26.23	(5.41)%	32,029	0.98%	0.99%	0.51%	0.50%	59%
See notes to Financial Highlights on pages 64-65.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Large Cap Alpha Fund
Class A
Six Months Ended 6/30/11[1]	$42.51	$0.09 [5]	$0.67	$0.76	$—	$—
Year Ended 12/31/10	37.04	0.12 [5]	6.03	6.15	(0.68)	—
Year Ended 12/31/09	29.70	0.36	7.02	7.38	(0.05)	—
Year Ended 12/31/08	42.46	0.32	(12.76)	(12.44)	(0.32)	—
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—
Year Ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—

Class B
Six Months Ended 6/30/11[1]	$40.25	$(0.08)[5]	$0.64	$0.56	$—	$—
Year Ended 12/31/10	35.27	(0.16)[5]	5.71	5.55	(0.57)	—
Year Ended 12/31/09	28.52	2.58	4.21	6.79	(0.05)	—
Year Ended 12/31/08	40.68	(2.99)	(9.15)	(12.14)	(0.02)	—
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—
Year Ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—

Class C
Six Months Ended 6/30/11[1]	$39.44	$(0.07)[5]	$0.63	$0.56	$—	$—
Year Ended 12/31/10	34.57	(0.15)[5]	5.59	5.44	(0.57)	—
Year Ended 12/31/09	27.93	0.18	6.50	6.68	(0.05)	—
Year Ended 12/31/08	40.07	0.43	(12.39)	(11.96)	(0.18)	—
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—
Year Ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—

Class K
Six Months Ended 6/30/11[1]	$42.35	$— [5]	$0.68	$0.68	$—	$—
Year Ended 12/31/10	36.94	(0.01)[5]	5.99	5.98	(0.57)	—
Year Ended 12/31/09	29.75	0.14	7.09	7.23	(0.05)	—
Year Ended 12/31/08	42.49	0.18	(12.73)	(12.55)	(0.19)	—
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—
Year Ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—

Class Y
Six Months Ended 6/30/11[1]	$42.46	$0.10 [5]	$0.72	$0.82	$—	$—
Year Ended 12/31/10	37.00	0.25 [5]	6.03	6.28	(0.82)	—
Year Ended 12/31/09	29.62	0.31	7.11	7.42	(0.05)	—
Year Ended 12/31/08	42.40	0.44	(12.80)	(12.36)	(0.42)	—
Period From 5/1/07[4] to 12/31/07[1]	40.26	0.15	2.34	2.49	(0.35)	—

See notes to Financial Highlights on pages 64-65.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$43.27	1.79%		$606,817	0.93%	0.93%	0.40%		0.40%		21%
(0.68)	—	42.51	16.63%		734,834	0.95%	0.96%	0.31%		0.30%		50%
(0.05)	0.01	37.04	24.89%	[6]	698,280	0.93%	1.04%	0.98%		0.87%		145%
(0.32)	—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%		0.88%		54%
(0.22)	—	42.46	14.78%		832,425	0.93%	0.93%	0.59%		0.59%		60%
(0.45)	—	37.19	16.87%		787,661	0.93%	0.94%	0.79%		0.78%		81%

$—	$—	$40.81	1.39%		$23,494	1.70%	1.70%	(0.38)%		(0.38)%		21%
(0.57)	—	40.25	15.75%		23,507	1.70%	1.70%	(0.43)%		(0.43)%		50%
(0.05)	0.01	35.27	23.86%	[6]	22,464	1.82%	1.82%	—%	[7]	—%	[7]	145%
(0.02)	—	28.52	(29.84)%		12,197	1.82%	1.82%	(0.02)%		(0.02)%		54%
—	—	40.68	13.76%		28,114	1.84%	1.84%	(0.34)%		(0.34)%		60%
—	—	35.76	15.69%		38,313	1.99%	1.99%	(0.27)%		(0.27)%		81%

$—	$—	$40.00	1.42%		$54,598	1.67%	1.67%	(0.34)%		(0.34)%		21%
(0.57)	—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%		(0.42)%		50%
(0.05)	0.01	34.57	23.97%	[6]	38,885	1.77%	1.77%	0.06%		0.06%		145%
(0.18)	—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%		0.14%		54%
—	—	40.07	13.93%		11,441	1.69%	1.69%	(0.17)%		(0.17)%		60%
—	—	35.17	15.61%		8,278	2.02%	2.02%	(0.30)%		(0.30)%		81%

$—	$—	$43.03	1.61%		$31,740	1.31%	1.31%	0.01%		0.01%		21%
(0.57)	—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%		(0.05)%		50%
(0.05)	0.01	36.94	24.35%	[6]	22,179	1.28%	1.40%	0.52%		0.40%		145%
(0.19)	—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%		0.50%		54%
(0.04)	—	42.49	14.38%		14,047	1.28%	1.42%	0.24%		0.10%		60%
(0.08)	—	37.18	16.37%		11,670	1.28%	1.28%	0.45%		0.45%		81%

$—	$—	$43.28	1.93%		$164,221	0.62%	0.62%	0.46%		0.46%		21%
(0.82)	—	42.46	17.01%		22,250	0.63%	0.63%	0.65%		0.65%		50%
(0.05)	0.01	37.00	25.10%	[6]	3,239	0.76%	0.76%	1.12%		1.12%		145%
(0.42)	—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%		1.17%		54%
(0.35)	—	42.40	6.19%		832	0.71%	0.71%	0.85%		0.85%		60%

See notes to Financial Highlights on pages 64-65.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Six Months Ended 6/30/11[1]	$7.88	$(0.01)[5]	$0.43	$0.42	$—	$—
Year Ended 12/31/10	6.31	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)

Class C
Six Months Ended 6/30/11[1]	$7.60	$(0.03)[5]	$0.41	$0.38	$—	$—
Year Ended 12/31/10	6.09	(0.03)[5]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Period From 7/24/07[4] to 12/31/07[1]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)

Class K
Six Months Ended 6/30/11[1]	$7.57	$(0.01)[5]	$0.41	$0.40	$—	$—
Year Ended 12/31/10	6.07	(0.01)[5]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Period From 1/3/07[4] to 12/31/07[1]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)

Class Y
Six Months Ended 6/30/11[1]	$7.92	$— [5]	$0.42	$0.42	$—	$—
Year Ended 12/31/10	6.35	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)
Period From 5/1/07[4] to 12/31/07[1]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)

See notes to Financial Highlights on pages 64-65.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$8.30	5.33%	$14,065	1.16%	2.05%	(0.17)%	(1.06)%	30%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
(2.04)	9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%
(0.53)	11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%

$—	$7.98	5.00%	$888	1.72%	3.15%	(0.71)%	(2.14)%	30%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%
(2.04)	9.54	(7.61)%	74	2.55%	5.22%	(1.55)%	(4.22)%	71%

$—	$7.97	5.28%	$154	1.34%	2.67%	(0.36)%	(1.69)%	30%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%
(2.04)	9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$—	$8.34	5.30%	$3,291	1.05%	1.73%	(0.07)%	(0.75)%	30%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%
(2.04)	9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

See notes to Financial Highlights on pages 64-65.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Six Months Ended 6/30/11[1]	$37.58	$(0.08)[5]	$1.75	$1.67	$—	$—
Year Ended 12/31/10	29.94	(0.14)[5]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)

Class C
Six Months Ended 6/30/11[1]	$36.45	$(0.20)[5]	$1.68	$1.48	$—	$—
Year Ended 12/31/10	29.26	(0.38)[5]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)

Class K
Six Months Ended 6/30/11[1]	$36.81	$(0.16)[5]	$1.71	$1.55	$—	$—
Year Ended 12/31/10	29.46	(0.28)[5]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)
Period From 12/4/06[4] to 12/31/06[1]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)

Class Y
Six Months Ended 6/30/11[1]	$38.00	$(0.01)[5]	$1.76	$1.75	$—	$—
Year Ended 12/31/10	30.17	(0.02)[5]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)
Period From 5/1/07[4] to 12/31/07[1]	35.26	0.09	5.38	5.47	(0.06)	(2.67)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$39.25	4.44%	$1,637,317	1.42%	1.42%	(0.40)%		(0.40)%		7%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%		(0.46)%		27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%		(0.14)%		34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%		(0.13)%		43%
(2.68)	37.97	32.08%	2,080,904	1.45%	1.45%	—%	[7]	—%	[7]	37%
(4.65)	30.84	8.11%	1,610,612	1.49%	1.53%	0.24%		0.20%		62%

$—	$37.93	4.06%	$104,473	2.15%	2.15%	(1.08)%		(1.08)%		7%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%		(1.25)%		27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%		(1.01)%		34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%		(0.95)%		43%
(2.68)	37.73	14.84%	2,949	2.29%	2.32%	(0.67)%		(0.70)%		37%

$—	$38.36	4.21%	$6,598	1.86%	1.86%	(0.85)%		(0.85)%		7%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%		(0.91)%		27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%		(0.73)%		34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%		(0.67)%		43%
(2.68)	37.75	31.37%	330	2.00%	2.30%	(0.40)%		(0.70)%		37%
(4.64)	30.84	(4.76)%	3	1.75%	1.75%	(0.23)%		(0.23)%		62%

$—	$39.75	4.61%	$1,290,449	1.11%	1.11%	(0.03)%		(0.03)%		7%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%		(0.10)%		27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%		0.17%		34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%		0.16%		43%
(2.73)	38.00	15.76%	89,402	1.12%	1.12%	0.46%		0.46%		37%

[4]	Inception date.

[5]	Calculated based on the average shares outstanding during the period.

[6]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund 24.86%, 23.86%, 23.93, 24.32% and 25.10% for Class A, Class B, Class C, Class K and Class Y, respectively.

[7]	Rounds to 0.00%.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Partners Fund and RS Investors Fund, which are non-diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. RS Large Cap Alpha Fund offers Class A, B, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases,

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Funds had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class A	1.45%

Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$2,102,102
	Class K	0.65%	16,265
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$1,868,717
	Class C	1.00%	170,771
	Class K	0.65%	11,651
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$915,682
	Class B	1.00%	118,348
	Class C	1.00%	260,805
	Class K	0.65%	100,125
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund		Annual Rate	Distribution Fees
RS Investors Fund	Class A	0.25%	$17,320
	Class C	1.00%	3,920
	Class K	0.65%	482
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$1,929,224
	Class C	1.00%	425,264
	Class K	0.65%	19,191
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$16,696
RS Value Fund	28,661
RS Large Cap Alpha Fund	33,440
RS Investors Fund	2,232
RS Global Natural Resources Fund	151,516

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$(62)
RS Value Fund	3,854
RS Large Cap Alpha Fund	10,869
RS Investors Fund	(708)
RS Global Natural Resources Fund	21,845

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2011, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions
RS Partners Fund	ACI Worldwide, Inc.	3,103,679		—	1,632,100
	Acxiom Corp.	—	*	4,343,968	—
	eHealth, Inc.	1,471,615		327,700	—
	Euronet Worldwide, Inc.	2,633,804		—	—
	MoneyGram International, Inc.	8,257,617		—	—

RS Global Natural Resources Fund	PICO Holdings, Inc.	841,431	*	325,122	—
	Salamander Energy PLC	10,009,793		2,809,360	—
	Taseko Mines Ltd.	6,699,674	*	12,474,963	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund	Issuer	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	ACI Worldwide, Inc.	1,471,579	$—	$	**
	Acxiom Corp.	4,343,968	—		56,949,421
	eHealth, Inc.	1,799,315	—		24,038,848
	Euronet Worldwide, Inc.	2,633,804	—		40,586,920
	MoneyGram International, Inc.	8,257,617	—		**
					$121,575,189
RS Global Natural Resources Fund	PICO Holdings, Inc.	1,166,553	$—		$33,830,037
	Salamander Energy PLC	12,819,153	—		57,799,408
	Taseko Mines Ltd.	19,174,637	—		95,106,200
					$186,735,645
*	Issuer was not an affiliated issuer at December 31, 2010.
**	Issuer was not an affiliated issuer at June 30, 2011.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income
RS Partners Fund	$—
RS Value Fund	—
RS Large Cap Alpha Fund	13,408,277
RS Investors Fund	—
RS Global Natural Resources Fund	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(20,010,559)	$19,172,045	$838,514
RS Value Fund	(9,372,542)	7,973,724	1,398,818
RS Large Cap Alpha Fund	(189,829,102)	9,768,520	180,060,582
RS Investors Fund	(44,689)	27,216	17,473
RS Global Natural Resources Fund	(5,894,368)	5,149,539	744,829

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Partners Fund	$137,367,757
RS Value Fund	16,531,413
RS Large Cap Alpha Fund	65,452,711
RS Investors Fund	–
RS Global Natural Resources Fund	89,970,030

For RS Large Cap Alpha Fund, $189,805,758 of capital loss carryovers expired in the year ended December 31, 2010. See the chart below for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2012	2016	2017	2018	Total
RS Partners Fund	$—	$—	$—	$74,764,991	$—	$74,764,991
RS Value Fund	—	—	50,043,101	384,884,736	—	434,927,837
RS Large Cap Alpha Fund	11,076,797	45,219,419	42,062,074	122,693,999	—	221,052,289
RS Investors Fund	—	—	4,510,411	3,287,644	333,564	8,131,619
RS Global Natural Resources Fund	—	—	—	87,735,154	—	87,735,154

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Value Fund	$3,928,922
RS Investors Fund	30

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2011, for each Fund is listed in the chart below. The net unrealized appreciation on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,836,874,172	$421,750,203	$471,448,524	$(49,698,321)
RS Value Fund	1,682,054,935	442,513,403	488,184,981	(45,671,578)
RS Large Cap Alpha Fund	739,032,682	139,292,002	147,588,313	(8,296,311)
RS Investors Fund	15,941,807	3,159,703	3,392,182	(232,479)
RS Global Natural Resources Fund	2,403,529,938	624,590,825	636,444,114	(11,853,289)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,898,035	$166,841,467	15,289,330	$433,648,069
Shares redeemed	(7,744,049)	(264,306,181)	(20,424,208)	(577,396,867)

Net decrease	(2,846,014)	$(97,464,714)	(5,134,878)	$(143,748,798)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

RS Partners Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	19,740	$667,956	48,834	$1,358,206
Shares redeemed	(22,257)	(753,762)	(386,205)	(11,302,902)

Net decrease	(2,517)	$(85,806)	(337,371)	$(9,944,696)

Class Y
Shares sold	3,548,018	$122,011,930	8,758,770	$255,486,119
Shares redeemed	(2,459,279)	(84,436,989)	(3,035,852)	(84,506,312)

Net increase	1,088,739	$37,574,941	5,722,918	$170,979,807

RS Value Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,933,843	$156,188,840	26,195,652	$587,919,181
Shares redeemed	(7,975,875)	(210,117,418)	(48,394,718)	(1,090,057,738)

Net decrease	(2,042,032)	$(53,928,578)	(22,199,066)	$(502,138,557)

Class C
Shares sold	249,655	$6,452,659	582,743	$13,042,977
Shares redeemed	(117,158)	(3,018,376)	(319,347)	(7,017,925)

Net increase	132,497	$3,434,283	263,396	$6,025,052

Class K
Shares sold	27,411	$717,829	56,916	$1,323,956
Shares redeemed	(15,348)	(410,147)	(22,894)	(504,212)

Net increase	12,063	$307,682	34,022	$819,744

Class Y
Shares sold	4,717,144	$125,629,875	20,899,235	$474,892,854
Shares redeemed	(2,964,843)	(79,078,875)	(4,403,424)	(101,062,015)

Net increase	1,752,301	$46,551,000	16,495,811	$373,830,839

RS Large Cap Alpha Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,198,014	$52,244,405	2,082,528	$79,430,802
Shares reinvested	—	—	263,467	11,031,368
Shares redeemed	(4,459,953)	(187,691,475)	(3,912,160)	(149,345,772)

Net decrease	(3,261,939)	$(135,447,070)	(1,566,165)	$(58,883,602)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Large Cap Alpha Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class B
Shares sold	27,774	$1,138,020	25,577	$939,744
Shares reinvested	—	—	7,816	309,960
Shares redeemed	(36,124)	(1,487,631)	(86,246)	(3,138,649)

Net decrease	(8,350)	$(349,611)	(52,853)	$(1,888,945)

Class C
Shares sold	235,680	$9,466,591	271,766	$9,793,635
Shares reinvested	—	—	14,972	581,799
Shares redeemed	(108,749)	(4,366,460)	(173,542)	(6,204,446)

Net increase	126,931	$5,100,131	113,196	$4,170,988

Class K
Shares sold	117,039	$5,080,314	134,547	$5,136,281
Shares reinvested	—	—	9,060	378,081
Shares redeemed	(51,284)	(2,237,367)	(72,121)	(2,789,480)

Net increase	65,755	$2,842,947	71,486	$2,724,882

Class Y
Shares sold	3,396,996	$141,725,289	511,558	$20,106,651
Shares reinvested	—	—	7,172	299,877
Shares redeemed	(126,761)	(5,481,504)	(82,219)	(3,181,457)

Net increase	3,270,235	$136,243,785	436,511	$17,225,071

RS Investors Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	245,835	$1,985,719	581,581	$4,063,699
Shares redeemed	(201,915)	(1,654,428)	(626,234)	(4,381,068)

Net increase/(decrease)	43,920	$331,291	(44,653)	$(317,369)

Class C
Shares sold	42,686	$329,754	63,031	$434,334
Shares redeemed	(3,621)	(28,157)	(13,689)	(92,518)

Net increase	39,065	$301,597	49,342	$341,816

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RS Investors Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	4,335	$33,809	11,458	$76,478
Shares redeemed	(2,547)	(20,408)	(9,940)	(65,542)

Net increase	1,788	$13,401	1,518	$10,936

Class Y
Shares sold	44,127	$358,386	144,572	$1,027,224
Shares redeemed	(126,919)	(1,050,039)	(64,359)	(439,487)

Net increase/(decrease)	(82,792)	$(691,653)	80,213	$587,737

RS Global Natural Resources Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,936,827	$501,129,815	15,081,399	$478,006,041
Shares redeemed	(6,906,485)	(269,218,602)	(12,762,690)	(391,199,454)

Net increase	6,030,342	$231,911,213	2,318,709	$86,806,587

Class C
Shares sold	1,312,576	$49,555,795	1,248,451	$39,925,725
Shares redeemed	(146,269)	(5,488,970)	(120,433)	(3,616,733)

Net increase	1,166,307	$44,066,825	1,128,018	$36,308,992

Class K
Shares sold	57,952	$2,204,502	99,861	$3,221,865
Shares redeemed	(36,490)	(1,384,629)	(40,456)	(1,201,487)

Net increase	21,462	$819,873	59,405	$2,020,378

Class Y
Shares sold	19,475,902	$775,111,549	13,825,011	$440,389,016
Shares redeemed	(3,160,183)	(125,450,648)	(2,015,647)	(64,108,051)

Net increase	16,315,719	$649,660,901	11,809,364	$376,280,965

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b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	3	38.15%
RS Value Fund	3	31.48%
RS Large Cap Alpha Fund	3	27.57%
RS Investors Fund	4	30.23%
RS Global Natural Resources Fund	2	21.10%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$435,847,264	$334,862,144
RS Value Fund	422,032,001	334,572,881
RS Large Cap Alpha Fund	173,482,676	178,147,912
RS Investors Fund	5,826,888	5,210,183
RS Global Natural Resources Fund	1,113,324,918	163,923,608

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus

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accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

Note 6 Temporary Borrowings

The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Funds did not borrow from the facility.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The Board of Trustees of RS Investment Trust and RS Variable Products Trust, including all the independent Trustees, met in person on August 11-12, 2010, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2010. Prior to the meeting of the Board on August 11-12, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant

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retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of one relatively small variable insurance Fund with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a number of the Funds that had been identified as having higher expenses because of limited assets, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. The Trustees agreed to continue to monitor the limited number of Funds with this concern and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Trustees had also noted the following observations made by the Chief Compliance Officer in his report regarding certain Funds that lagged their peers: (1) RS Money Market VIP Series and RS Money Market Fund experienced extremely low (but

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SUPPLEMENTAL INFORMATION (UNAUDITED)

still positive) yields reflecting a very conservative investment posture, (2) RS High Yield VIP Series, which has the same general portfolio as the slightly better performing (compared to its peer group) RS High Yield Fund, focused on better quality segments of the high yield market compared to its peers, (3) RS Value VIP Series had lower performance than the retail version of the Fund, largely related to its very small size ($4 million of total assets as of May 2010), (4) RS Growth Fund, which has faced redemptions attributed in part to past underperformance, has been managed for the past few years by a new portfolio management team, and (5) RS Mid Cap Growth Fund, while continuing to suffer from underperformance over the longer term, has slightly improved performance in the most recent annual period. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2009, and for the three months ended March 31, 2010. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily

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benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. The Trustees noted the relatively brief recovery period since the most recent market disruption, which added financial pressure for many asset managers such as RS Investments, and current volatile market conditions result in fluctuating and uncertain revenues that increase the risks to RS Investments of committing increased resources to the Funds. The Trustees said that they would continue to monitor the potential economies of scale for the Funds, and the circumstances under which breakpoints might be appropriate in the future for certain Funds.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments including, among other things, the firm’s performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the firm.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has continued to integrate the respective RS and Guardian organizations, with even greater integration than last year when substantial progress had been reported. RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction

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SUPPLEMENTAL INFORMATION (UNAUDITED)

of members across portfolio management teams in order to reduce the compartmentalization of RS Investments as well as concerns about the expenses of smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including liquidations, reorganizations and expense limitations, both in response to an internal review of various Funds or concerns expressed by the Trustees. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees, including the implementation of voluntary expense reductions in certain funds. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2009 to May 1, 2010. Many Funds were changed to reduce expenses or were merged away.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2010.

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

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Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015096 (06/11)

2011 Semiannual Report

All data as of June 30, 2011

RS S&P 500 Index Fund

Class A, B, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S. debt ceiling debate, the downgrading of the U.S. credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S. Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•

Volatility in the S&P 500® Index[1] was low through the first quarter of 2011, but increased later in the second quarter amid investor concerns over weaker economic performance and the European sovereign debt crisis (e.g. Greece and Ireland).

•	RS S&P 500 Index Fund slightly underperformed its benchmark, the S&P 500® Index, for the six-month period ended June 30, 2011.

•

In managing RS S&P 500 Index Fund, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining close to fully invested in stocks and keeping trading costs to a minimum.

Market Overview

The S&P 500® Index proved resilient for the first quarter, as investors focused on generally healthy corporate earnings news and optimism on the economy rather than on tumultuous world events such as unrest in the Middle East, the earthquake and tsunami in Japan, and the ongoing solvency crisis in the European Union. But as oil prices started to climb, investors became increasingly risk averse and the stock market became more volatile, as reflected in the Chicago Board Options Exchange Market Volatility Index (VIX)2, a measure of the implied volatility of the S&P 500 options market. After ending the first quarter at 17.743, the VIX increased to reach a second quarter high of 22.733 on June 16th. The VIX then turned sharply lower during the remainder of June as volatility eased and investor appetites for risk seemed to return. Against this backdrop, the S&P 500® Index was still able to deliver a solid positive return for the six-month period.

Fund Performance Overview

RS S&P 500 Index Fund (Class A shares) returned 5.88% for the six-month period ended June 30, 2011. The Fund’s benchmark, the S&P 500® Index, returned 6.02% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Index does not incur fees and expenses. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Outlook

In this environment, we continued to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the S&P 500® Index and try to keep trading costs to a minimum.

4	www.RSinvestments.com

RS S&P 500 INDEX FUND

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

www.RSinvestments.com	5

RS S&P 500 INDEX FUND

Characteristics Total Net Assets: $79,130,779

Sector Allocation[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.18%
Apple, Inc.	2.44%
International Business Machines Corp.	1.65%
Chevron Corp.	1.63%
General Electric Co.	1.58%
Microsoft Corp.	1.52%
AT&T, Inc.	1.47%
Johnson & Johnson	1.43%
The Procter & Gamble Co.	1.41%
Pfizer, Inc.	1.30%
Total	17.61%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Chicago Board Options Exchange Market Volatility Index is generally considered to be representative of S&P 500 options market and shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge”. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike any Fund, the index does not incur fees or expenses.

6	www.RSinvestments.com

RS S&P 500 INDEX FUND

3	Source: Bloomberg.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

www.RSinvestments.com	7

RS S&P 500 INDEX FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/7/00)
without sales charge	5.88%	30.30%	3.11%	2.56%	2.29%	0.44%
with maximum sales charge	2.74%	26.35%	2.08%	1.94%	1.98%	0.16%
Class B Shares (8/7/00)
without sales charge	5.47%	29.59%	2.33%	1.81%	1.61%	-0.14%
with sales charge	2.47%	26.59%	1.69%	1.62%	1.61%	-0.14%
Class C Shares (8/7/00)
without sales charge	5.42%	29.33%	2.33%	1.78%	1.47%	-0.36%
with sales charge	4.42%	28.33%	2.33%	1.78%	1.47%	-0.36%
Class K Shares (5/15/01)	5.65%	29.69%	2.67%	2.15%	1.82%	1.32%
S&P 500® Index[1]	6.02%	30.69%	3.34%	2.94%	2.72%	0.82%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares would have the following values as of June 30, 2011: $11,735 (Class B), $11,576 (Class C), and $11,980 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Fund expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	9

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS S&P 500 Index Fund	Class A	$1,000.00	$1,058.80	$1.94	0.38%
	Class B	$1,000.00	$1,054.70	$5.76	1.13%
	Class C	$1,000.00	$1,054.20	$5.76	1.13%
	Class K	$1,000.00	$1,056.50	$3.98	0.78%
Based on Hypothetical Return (5% Return Before Expenses)
RS S&P 500 Index Fund	Class A	$1,000.00	$1,022.91	$1.91	0.38%
	Class B	$1,000.00	$1,019.19	$5.66	1.13%
	Class C	$1,000.00	$1,019.19	$5.66	1.13%
	Class K	$1,000.00	$1,020.93	$3.91	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 95.2%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	1,775	$85,484
The Interpublic Group of Companies, Inc.	3,051	38,138

		123,622
Aerospace – 2.1%
FLIR Systems, Inc.	1,000	33,710
General Dynamics Corp.	2,325	173,259
Goodrich Corp.	782	74,681
L-3 Communications Holdings, Inc.	663	57,979
Lockheed Martin Corp.	1,805	146,151
Northrop Grumman Corp.	1,822	126,356
Raytheon Co.	2,224	110,866
Rockwell Collins, Inc.	978	60,333
Textron, Inc.	1,724	40,704
The Boeing Co.	4,592	339,486
United Technologies Corp.	5,749	508,844

		1,672,369
Air Transport – 0.3%
FedEx Corp.	1,966	186,475
Southwest Airlines Co.	4,919	56,175

		242,650
Aluminum – 0.1%
Alcoa, Inc.	6,641	105,326

		105,326
Asset Management & Custodian – 0.8%
BlackRock, Inc.	597	114,511
Federated Investors, Inc., Class B	578	13,779
Franklin Resources, Inc.	906	118,949
Invesco Ltd.	2,875	67,275
Janus Capital Group, Inc.	1,151	10,865
Legg Mason, Inc.	954	31,253
Northern Trust Corp.	1,523	69,997
State Street Corp.	3,140	141,583
T. Rowe Price Group, Inc.	1,619	97,690

		665,902
Auto Parts – 0.3%
Genuine Parts Co.	984	53,530
Johnson Controls, Inc.	4,225	176,013

		229,543
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,517	25,440

		25,440

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Automobiles – 0.4%
Ford Motor Co.(1)	23,617	$325,678

		325,678
Back Office Support, HR and Consulting – 0.4%
Automatic Data Processing, Inc.	3,101	163,361
Iron Mountain, Inc.	1,248	42,544
Monster Worldwide, Inc.(1)	813	11,919
Paychex, Inc.	2,014	61,870
Robert Half International, Inc.	914	24,705

		304,399
Banks: Diversified – 3.4%
Bank of America Corp.(2)	63,223	692,924
BB&T Corp.	4,336	116,378
Comerica, Inc.	1,094	37,820
Fifth Third Bancorp	5,723	72,968
First Horizon National Corp.	1,655	15,789
Huntington Bancshares, Inc.	5,393	35,378
KeyCorp	5,929	49,389
M&T Bank Corp.	771	67,809
Marshall & Ilsley Corp.	3,315	26,421
PNC Financial Services Group, Inc.	3,283	195,700
Regions Financial Corp.	7,860	48,732
SunTrust Banks, Inc.	3,341	86,198
U.S. Bancorp	11,995	305,992
Wells Fargo & Co.	32,902	923,230
Zions Bancorporation	1,137	27,299

		2,702,027
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,263	26,724
People’s United Financial, Inc.	2,311	31,060

		57,784
Beverage: Brewers & Distillers – 0.1%
Brown-Forman Corp., Class B	653	48,773
Constellation Brands, Inc., Class A(1)	1,092	22,735
Molson Coors Brewing Co., Class B	996	44,561

		116,069
Beverage: Soft Drinks – 2.3%
Coca-Cola Enterprises, Inc.	2,067	60,315
Dr. Pepper Snapple Group, Inc.	1,378	57,779
PepsiCo, Inc.	9,918	698,525
The Coca-Cola Co.	14,323	963,795

		1,780,414

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Biotechnology – 1.3%
Amgen, Inc.(1)	5,831	$340,239
Baxter International, Inc.	3,623	216,257
Biogen Idec, Inc.(1)	1,504	160,808
Celgene Corp.(1)	2,907	175,350
Cephalon, Inc.(1)	472	37,713
Life Technologies Corp.(1)	1,120	58,318

		988,685
Building Materials – 0.1%
Masco Corp.	2,221	26,718
Vulcan Materials Co.	805	31,017

		57,735
Cable Television Services – 1.2%
Cablevision Systems Corp., Class A	1,456	52,722
Comcast Corp., Class A	17,340	439,395
DIRECTV, Class A(1)	4,956	251,864
Scripps Networks Interactive, Inc., Class A	569	27,813
Time Warner Cable, Inc.	2,144	167,318

		939,112
Casinos & Gambling – 0.0%
International Game Technology	1,863	32,752

		32,752
Chemicals: Diversified – 1.0%
Airgas, Inc.	457	32,008
E.I. du Pont de Nemours & Co.	5,759	311,274
Eastman Chemical Co.	442	45,115
Ecolab, Inc.	1,438	81,074
FMC Corp.	446	38,365
Sigma-Aldrich Corp.	757	55,549
The Dow Chemical Co.	7,292	262,512

		825,897
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	1,340	128,077
International Flavors & Fragrances, Inc.	501	32,184
Praxair, Inc.	1,894	205,291

		365,552
Coal – 0.3%
Alpha Natural Resources, Inc.(1)	1,416	64,343
CONSOL Energy, Inc.	1,412	68,454
Peabody Energy Corp.	1,691	99,617

		232,414

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	329	$18,704

		18,704
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,285	116,741

		116,741
Communications Technology – 1.6%
Cisco Systems, Inc.	34,531	539,029
Harris Corp.	807	36,363
JDS Uniphase Corp.(1)	1,403	23,374
Juniper Networks, Inc.(1)	3,337	105,115
QUALCOMM, Inc.	10,263	582,836
Tellabs, Inc.	2,262	10,428

		1,297,145
Computer Services, Software & Systems – 5.1%
Adobe Systems, Inc.(1)	3,161	99,413
Akamai Technologies, Inc.(1)	1,174	36,946
Autodesk, Inc.(1)	1,432	55,275
BMC Software, Inc.(1)	1,113	60,881
CA, Inc.	2,375	54,245
Citrix Systems, Inc.(1)	1,171	93,680
Cognizant Technology Solutions Corp., Class A(1)	1,901	139,419
Computer Sciences Corp.	961	36,480
Compuware Corp.(1)	1,356	13,235
F5 Networks, Inc.(1)	504	55,566
Google, Inc., Class A(1)	1,566	792,991
Intuit, Inc.(1)	1,698	88,058
Microsoft Corp.(2)	46,195	1,201,070
Oracle Corp.	24,294	799,515
Red Hat, Inc.(1)	1,203	55,218
SAIC, Inc.(1)	1,868	31,420
Salesforce.com, Inc.(1)	738	109,947
Symantec Corp.(1)	4,772	94,104
Teradata Corp.(1)	1,050	63,210
VeriSign, Inc.	1,086	36,338
Yahoo! Inc.(1)	8,158	122,696

		4,039,707
Computer Technology – 5.8%
Apple, Inc.(1)(2)	5,753	1,931,110
Dell, Inc.(1)	10,492	174,902
EMC Corp.(1)	12,919	355,918
Hewlett-Packard Co.	13,574	494,094

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Computer Technology (continued)
International Business Machines Corp.(2)	7,615	$1,306,353
NetApp, Inc.(1)	2,297	121,236
NVIDIA Corp.(1)	3,635	57,924
SanDisk Corp.(1)	1,479	61,378
Western Digital Corp.(1)	1,448	52,678

		4,555,593
Consumer Electronics – 0.0%
Harman International Industries, Inc.	437	19,914

		19,914
Consumer Lending – 0.1%
SLM Corp.	3,286	55,238

		55,238
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	7,141	230,440
H & R Block, Inc.	1,903	30,524

		260,964
Containers & Packaging – 0.1%
Ball Corp.	1,056	40,614
Bemis Co., Inc.	668	22,565
Owens-Illinois, Inc.(1)	1,044	26,946
Sealed Air Corp.	989	23,528

		113,653
Copper – 0.4%
Freeport-McMoran Copper & Gold, Inc., Class B	5,911	312,692

		312,692
Cosmetics – 0.2%
Avon Products, Inc.	2,659	74,452
Estee Lauder Companies, Inc., Class A	716	75,316

		149,768
Diversified Financial Services – 3.7%
Ameriprise Financial, Inc.	1,540	88,827
Bank of New York Mellon Corp.	7,750	198,555
Capital One Financial Corp.	2,856	147,569
Citigroup, Inc.	18,134	755,100
JPMorgan Chase & Co.(2)	24,870	1,018,178
Leucadia National Corp.	1,238	42,216
Morgan Stanley	9,627	221,517
The Goldman Sachs Group, Inc.	3,244	431,744

		2,903,706

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Diversified Manufacturing Operations – 3.6%
3M Co.	4,447	$421,798
Danaher Corp.	3,374	178,788
Dover Corp.	1,167	79,123
Eaton Corp.	2,127	109,434
General Electric Co.(2)	66,305	1,250,512
Honeywell International, Inc.	4,898	291,872
Illinois Tool Works, Inc.	3,104	175,345
Ingersoll-Rand PLC	2,056	93,363
ITT Corp.	1,151	67,828
Tyco International Ltd.	2,958	146,214

		2,814,277
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	1,764	72,253
News Corp., Class A	14,265	252,491
Time Warner, Inc.	6,835	248,589

		573,333
Diversified Retail – 2.4%
Amazon.com, Inc.(1)	2,225	454,990
Big Lots, Inc.(1)	470	15,581
Costco Wholesale Corp.	2,726	221,460
Family Dollar Stores, Inc.	789	41,470
J.C. Penney Co., Inc.	1,350	46,629
Kohl’s Corp.	1,819	90,968
Macy’s, Inc.	2,641	77,223
Nordstrom, Inc.	1,050	49,287
Sears Holdings Corp.(1)	279	19,932
Target Corp.	4,434	207,999
Wal-Mart Stores, Inc.	12,243	650,593

		1,876,132
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	8,545	321,121
Safeway, Inc.	2,304	53,844
SUPERVALU, Inc.	1,322	12,440
The Kroger Co.	3,986	98,853
Walgreen Co.	5,762	244,655
Whole Foods Market, Inc.	921	58,437

		789,350
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	768	33,546
DeVry, Inc.	386	22,824

		56,370

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Electronic Components – 0.3%
Amphenol Corp., Class A	1,096	$59,173
Corning, Inc.	9,790	177,689
Molex, Inc.	865	22,291

		259,153
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,084	49,182

		49,182
Energy Equipment – 0.1%
First Solar, Inc.(1)	349	46,162

		46,162
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,102	71,255
Jacobs Engineering Group, Inc.(1)	791	34,211
Quanta Services, Inc.(1)	1,354	27,351

		132,817
Entertainment – 0.8%
The Walt Disney Co.	11,852	462,702
Viacom, Inc., Class B	3,735	190,485

		653,187
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	781	25,796

		25,796
Fertilizers – 0.4%
CF Industries Holdings, Inc.	445	63,043
Monsanto Co.	3,350	243,009

		306,052
Financial Data & Systems – 1.5%
American Express Co.	6,549	338,583
Discover Financial Services	3,403	91,030
Equifax, Inc.	778	27,012
Fidelity National Information Services, Inc.	1,668	51,358
Fiserv, Inc.(1)	908	56,868
MasterCard, Inc., Class A	603	181,708
Moody’s Corp.	1,246	47,784
The Dun & Bradstreet Corp.	306	23,115
Total System Services, Inc.	1,012	18,803
Visa, Inc., Class A	3,035	255,729
Western Union Co.	4,051	81,142

		1,173,132

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Foods – 1.7%
Campbell Soup Co.	1,160	$40,078
ConAgra Foods, Inc.	2,570	66,332
Dean Foods Co.(1)	1,147	14,074
General Mills, Inc.	3,921	145,940
H.J. Heinz Co.	2,012	107,199
Hormel Foods Corp.	860	25,637
Kellogg Co.	1,579	87,350
Kraft Foods, Inc., Class A	10,933	385,170
McCormick & Co., Inc.	825	40,895
Mead Johnson Nutrition Co.	1,274	86,059
Sara Lee Corp.	3,645	69,218
Sysco Corp.	3,593	112,030
The Hershey Co.	965	54,860
The J.M. Smucker Co.	742	56,718
Tyson Foods, Inc., Class A	1,868	36,276

		1,327,836
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,153	22,610

		22,610
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	4,258	128,379

		128,379
Gas Pipeline – 0.3%
El Paso Corp.	4,779	96,536
EQT Corp.	933	49,001
Spectra Energy Corp.	4,048	110,956

		256,493
Gold – 0.2%
Newmont Mining Corp.	3,068	165,580

		165,580
Health Care Facilities – 0.1%
DaVita, Inc.(1)	600	51,966
Tenet Healthcare Corp.(1)	3,044	18,995

		70,961
Health Care Management Services – 1.1%
Aetna, Inc.	2,403	105,948
CIGNA Corp.	1,693	87,071
Coventry Health Care, Inc.(1)	934	34,063
Humana, Inc.	1,052	84,728
UnitedHealth Group, Inc.	6,832	352,395
WellPoint, Inc.	2,345	184,716

		848,921

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Health Care Services – 0.6%
Cerner Corp.(1)	894	$54,633
Express Scripts, Inc.(1)	3,298	178,026
McKesson Corp.	1,588	132,836
Medco Health Solutions, Inc.(1)	2,527	142,826

		508,321
Home Building – 0.1%
D.R. Horton, Inc.	1,763	20,310
Lennar Corp., Class A	1,001	18,168
Pulte Group, Inc.(1)	2,104	16,117

		54,595
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,814	64,379
Starwood Hotels & Resorts Worldwide, Inc.	1,200	67,248
Wyndham Worldwide Corp.	1,080	36,342
Wynn Resorts Ltd.	475	68,181

		236,150
Household Appliances – 0.0%
Whirlpool Corp.	473	38,464

		38,464
Household Equipment & Products – 0.2%
Fortune Brands, Inc.	958	61,092
Newell Rubbermaid, Inc.	1,802	28,436
Snap-On, Inc.	373	23,305
Stanley Black & Decker, Inc.	1,045	75,292

		188,125
Household Furnishings – 0.0%
Leggett & Platt, Inc.	932	22,722

		22,722
Insurance: Life – 0.7%
Aflac, Inc.	2,935	137,006
Lincoln National Corp.	1,968	56,068
Principal Financial Group, Inc.	1,997	60,749
Prudential Financial, Inc.	3,043	193,504
Torchmark Corp.	496	31,814
Unum Group	1,935	49,304

		528,445
Insurance: Multi-Line – 2.1%
American International Group, Inc.(1)	2,720	79,750
Aon Corp.	2,076	106,499
Assurant, Inc.	645	23,394
Berkshire Hathaway, Inc., Class B(1)	10,805	836,199

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Insurance: Multi-Line (continued)
Genworth Financial, Inc., Class A(1)	3,034	$31,190
Loews Corp.	1,961	82,538
Marsh & McLennan Companies, Inc.	3,402	106,108
MetLife, Inc.	6,587	288,972
The Hartford Financial Services Group, Inc.	2,778	73,256

		1,627,906
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,097	138,025
Cincinnati Financial Corp.	1,036	30,231
The Allstate Corp.	3,326	101,543
The Chubb Corp.	1,838	115,077
The Progressive Corp.	4,145	88,620
The Travelers Companies, Inc.	2,695	157,334
XL Group PLC	1,929	42,399

		673,229
Leisure Time – 0.4%
Carnival Corp.	2,693	101,338
Expedia, Inc.	1,246	36,122
Priceline.com, Inc.(1)	307	157,162

		294,622
Luxury Items – 0.1%
Tiffany & Co.	789	61,952

		61,952
Machinery: Agricultural – 0.3%
Deere & Co.	2,631	216,926

		216,926
Machinery: Construction & Handling – 0.5%
Caterpillar, Inc.	3,989	424,669

		424,669
Machinery: Engines – 0.2%
Cummins, Inc.	1,235	127,810

		127,810
Machinery: Industrial – 0.1%
Joy Global, Inc.	654	62,287

		62,287
Medical & Dental Instruments & Supplies – 1.0%
Becton, Dickinson and Co.	1,385	119,345
Boston Scientific Corp.(1)	9,500	65,645
C.R. Bard, Inc.	530	58,226
Covidien PLC	3,086	164,268

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Medical & Dental Instruments & Supplies (continued)
DENTSPLY International, Inc.	889	$33,853
Edwards Lifesciences Corp.(1)	717	62,508
Patterson Companies, Inc.	601	19,767
St. Jude Medical, Inc.	2,036	97,077
Stryker Corp.	2,098	123,132
Zimmer Holdings, Inc.(1)	1,197	75,650

		819,471
Medical Equipment – 0.8%
CareFusion Corp.(1)	1,384	37,603
Intuitive Surgical, Inc.(1)	250	93,028
Medtronic, Inc.	6,685	257,573
PerkinElmer, Inc.	709	19,079
Thermo Fisher Scientific, Inc.(1)	2,438	156,983
Varian Medical Systems, Inc.(1)	750	52,515

		616,781
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	625	60,494
Quest Diagnostics, Inc.	975	57,622

		118,116
Metal Fabricating – 0.3%
Fastenal Co.	1,849	66,546
Precision Castparts Corp.	896	147,526

		214,072
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	902	83,390
Titanium Metals Corp.	580	10,626

		94,016
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	670	25,882
Lexmark International Group, Inc., Class A(1)	487	14,250
Pitney Bowes, Inc.	1,255	28,852
Xerox Corp.	8,726	90,838

		159,822
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	436	30,699

		30,699
Oil Well Equipment & Services – 2.2%
Baker Hughes, Inc.	2,712	196,783
Cameron International Corp.(1)	1,528	76,843
FMC Technologies, Inc.(1)	1,500	67,185

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Oil Well Equipment & Services (continued)
Halliburton Co.	5,705	$290,955
Helmerich & Payne, Inc.	665	43,970
Nabors Industries Ltd.(1)	1,785	43,982
National-Oilwell Varco, Inc.	2,629	205,614
Noble Corp.	1,573	61,992
Rowan Companies, Inc.(1)	788	30,582
Schlumberger Ltd.	8,499	734,314

		1,752,220
Oil: Crude Producers – 2.6%
Anadarko Petroleum Corp.	3,090	237,188
Apache Corp.	2,390	294,902
Cabot Oil & Gas Corp.	653	43,300
Chesapeake Energy Corp.	4,108	121,967
Denbury Resources, Inc.(1)	2,512	50,240
Devon Energy Corp.	2,667	210,186
EOG Resources, Inc.	1,671	174,703
Newfield Exploration Co.(1)	839	57,069
Noble Energy, Inc.	1,097	98,324
Occidental Petroleum Corp.	5,077	528,211
Pioneer Natural Resources Co.	727	65,117
QEP Resources, Inc.	1,105	46,222
Range Resources Corp.	1,001	55,556
Southwestern Energy Co.(1)	2,171	93,093

		2,076,078
Oil: Integrated – 6.4%
Chevron Corp.	12,536	1,289,202
ConocoPhillips	8,930	671,447
Exxon Mobil Corp.(2)	30,965	2,519,932
Hess Corp.	1,876	140,250
Marathon Oil Corp.	4,434	233,583
Murphy Oil Corp.	1,204	79,054
Williams Companies, Inc.	3,668	110,957

		5,044,425
Oil: Refining And Marketing – 0.2%
Sunoco, Inc.	755	31,491
Tesoro Corp.(1)	894	20,481
Valero Energy Corp.	3,554	90,876

		142,848
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,002	90,971
The Sherwin-Williams Co.	555	46,548

		137,519

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Paper – 0.1%
International Paper Co.	2,742	$81,767
MeadWestvaco Corp.	1,056	35,175

		116,942
Personal Care – 2.0%
Clorox Co.	849	57,257
Colgate-Palmolive Co.	3,083	269,485
Kimberly-Clark Corp.	2,528	168,264
The Procter & Gamble Co.(2)	17,508	1,112,983

		1,607,989
Pharmaceuticals – 5.9%
Abbott Laboratories	9,636	507,046
Allergan, Inc.	1,912	159,174
AmerisourceBergen Corp.	1,712	70,877
Bristol-Myers Squibb Co.	10,639	308,106
Cardinal Health, Inc.	2,180	99,016
Eli Lilly & Co.	6,378	239,366
Forest Laboratories, Inc.(1)	1,791	70,458
Gilead Sciences, Inc.(1)	4,965	205,601
Hospira, Inc.(1)	1,052	59,606
Johnson & Johnson(2)	17,046	1,133,900
Merck & Co., Inc.	19,267	679,932
Mylan, Inc.(1)	2,726	67,250
Pfizer, Inc.	49,927	1,028,496
Watson Pharmaceuticals, Inc.(1)	786	54,022

		4,682,850
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	373	57,311

		57,311
Production Technology Equipment – 0.2%
Applied Materials, Inc.	8,244	107,254
KLA-Tencor Corp.	1,043	42,221
Novellus Systems, Inc.(1)	563	20,347
Teradyne, Inc.(1)	1,156	17,109

		186,931
Publishing – 0.1%
Gannett Co., Inc.	1,475	21,122
The McGraw-Hill Companies, Inc.	1,913	80,174
The Washington Post Co., Class B	34	14,244

		115,540

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Radio & TV Broadcasters – 0.2%
CBS Corp., Class B	4,199	$119,630

		119,630
Railroads – 0.8%
CSX Corp.	6,942	182,019
Norfolk Southern Corp.	2,221	166,420
Union Pacific Corp.	3,066	320,090

		668,529
Real Estate – 0.1%
CB Richard Ellis Group, Inc., Class A(1)	1,818	45,650

		45,650
Real Estate Investment Trusts – 1.6%
Apartment Investment & Management Co., Class A	739	18,867
AvalonBay Communities, Inc.	538	69,079
Boston Properties, Inc.	891	94,588
Equity Residential	1,836	110,160
HCP, Inc.	2,499	91,688
Health Care REIT, Inc.	1,103	57,830
Host Hotels & Resorts, Inc.	4,257	72,156
Kimco Realty Corp.	2,537	47,290
Plum Creek Timber Co., Inc.	997	40,418
ProLogis, Inc.	2,639	94,582
Public Storage, Inc.	876	99,873
Simon Property Group, Inc.	1,854	215,490
Ventas, Inc.	1,029	54,239
Vornado Realty Trust	1,016	94,671
Weyerhaeuser Co.	3,352	73,275

		1,234,206
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,470	60,226

		60,226
Restaurants – 1.3%
Chipotle Mexican Grill, Inc.(1)	200	61,638
Darden Restaurants, Inc.	862	42,893
McDonald’s Corp.	6,514	549,260
Starbucks Corp.	4,655	183,826
Yum! Brands, Inc.	2,916	161,080

		998,697
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	358	39,341
Pall Corp.	723	40,654
Parker Hannifin Corp.	1,011	90,727

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Scientific Instruments: Control & Filter (continued)
Rockwell Automation, Inc.	889	$77,130
Roper Industries, Inc.	595	49,563
Waters Corp.(1)	570	54,572

		351,987
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	4,704	264,600

		264,600
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	2,157	110,244

		110,244
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	1,933	59,633
Stericycle, Inc.(1)	533	47,501
Waste Management, Inc.	2,964	110,468

		217,602
Securities Brokerage & Services – 0.5%
CME Group, Inc.	419	122,176
E*TRADE Financial Corp.(1)	1,581	21,818
IntercontinentalExchange, Inc.(1)	461	57,492
NYSE Euronext	1,626	55,723
The Charles Schwab Corp.	6,247	102,763
The NASDAQ OMX Group, Inc.(1)	934	23,630

		383,602
Semiconductors & Components – 2.0%
Advanced Micro Devices, Inc.(1)	3,600	25,164
Altera Corp.	1,998	92,607
Analog Devices, Inc.	1,872	73,270
Broadcom Corp., Class A(1)	2,973	100,012
Intel Corp.	34,261	759,224
Linear Technology Corp.	1,416	46,756
LSI Corp.(1)	3,837	27,319
MEMC Electronic Materials, Inc.(1)	1,448	12,351
Microchip Technology, Inc.	1,171	44,393
Micron Technology, Inc.(1)	5,356	40,063
National Semiconductor Corp.	1,504	37,014
Texas Instruments, Inc.	7,320	240,316
Xilinx, Inc.	1,632	59,519

		1,558,008
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	545	36,472
AutoNation, Inc.(1)	399	14,607

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Specialty Retail (continued)
AutoZone, Inc.(1)	171	$50,419
Bed, Bath & Beyond, Inc.(1)	1,589	92,750
Best Buy Co., Inc.	2,044	64,202
CarMax, Inc.(1)	1,414	46,761
GameStop Corp., Class A(1)	881	23,496
Limited Brands, Inc.	1,651	63,481
Lowe’s Companies, Inc.	8,621	200,956
Netflix, Inc.(1)	274	71,977
O’Reilly Automotive, Inc.(1)	876	57,387
RadioShack Corp.	657	8,745
Ross Stores, Inc.	743	59,529
Staples, Inc.	4,480	70,784
The Gap, Inc.	2,563	46,390
The Home Depot, Inc.	10,233	370,639
The TJX Companies, Inc.	2,464	129,434
Urban Outfitters, Inc.(1)	791	22,267

		1,430,296
Steel – 0.2%
AK Steel Holding Corp.	680	10,717
Allegheny Technologies, Inc.	663	42,081
Nucor Corp.	1,974	81,368
United States Steel Corp.	898	41,344

		175,510
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,223	24,705

		24,705
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	2,478	129,674
Motorola Mobility Holdings, Inc.(1)	1,843	40,620
Motorola Solutions, Inc.(1)	2,101	96,730

		267,024
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	1,847	118,079
NIKE, Inc., Class B	2,394	215,412
Polo Ralph Lauren Corp.	409	54,237
VF Corp.	539	58,514

		446,242
Tobacco – 1.6%
Altria Group, Inc.	13,068	345,126
Lorillard, Inc.	910	99,071
Philip Morris International, Inc.	11,221	749,226
Reynolds American, Inc.	2,114	78,324

		1,271,747

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Toys – 0.1%
Hasbro, Inc.	864	$37,955
Mattel, Inc.	2,171	59,681

		97,636
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,324	67,775
United Parcel Service, Inc., Class B	6,160	449,249

		517,024
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,038	81,836

		81,836
Utilities: Electrical – 2.9%
Ameren Corp.	1,510	43,548
American Electric Power, Inc.	3,009	113,379
CMS Energy Corp.	1,563	30,776
Consolidated Edison, Inc.	1,819	96,844
Constellation Energy Group	1,242	47,146
Dominion Resources, Inc.	3,642	175,799
DTE Energy Co.	1,071	53,571
Duke Energy Corp.	8,325	156,760
Edison International	2,040	79,050
Entergy Corp.	1,124	76,747
Exelon Corp.	4,150	177,786
FirstEnergy Corp.	2,619	115,629
NextEra Energy, Inc.	2,638	151,580
Northeast Utilities	1,094	38,476
NRG Energy, Inc.(1)	1,549	38,074
Pepco Holdings, Inc.	1,405	27,580
PG&E Corp.	2,482	104,319
Pinnacle West Capital Corp.	668	29,779
PPL Corp.	3,542	98,574
Progress Energy, Inc.	1,828	87,762
Public Service Enterprise Group, Inc.	3,065	100,042
SCANA Corp.	686	27,008
Southern Co.	5,288	213,529
TECO Energy, Inc.	1,360	25,690
The AES Corp.(1)	4,137	52,705
Wisconsin Energy Corp.	1,459	45,740
Xcel Energy, Inc.	3,026	73,532

		2,281,425
Utilities: Gas Distributors – 0.3%
CenterPoint Energy, Inc.	2,651	51,297
Nicor, Inc.	282	15,436

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

June 30, 2011 (unaudited)	Shares	Value
Utilities: Gas Distributors (continued)
NiSource, Inc.	1,748	$35,397
ONEOK, Inc.	669	49,513
Sempra Energy	1,508	79,743

		231,386
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	474	24,572

		24,572
Utilities: Telecommunications – 2.8%
AT&T, Inc.(2)	36,924	1,159,783
CenturyLink, Inc.	3,721	150,440
Frontier Communications Corp.	6,196	50,002
MetroPCS Communications, Inc.(1)	1,647	28,345
Sprint Nextel Corp.(1)	18,686	100,717
Verizon Communications, Inc.	17,664	657,631
Windstream Corp.	3,108	40,279

		2,187,197
Total Common Stocks (Cost $72,654,016)		75,302,352

	Principal Amount	Value
U.S. Government Securities – 0.6%
U.S. Treasury Notes 1.00% due 7/31/2011 - 9/30/2011(2)	$430,000	430,788
3.125% due 5/15/2019(2)	10,000	10,325

		441,113
Total U.S. Government Securities (Cost $440,409)		441,113
Repurchase Agreements – 4.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,517,001, due 7/1/2011(3)	3,517,000	3,517,000
Total Repurchase Agreements (Cost $3,517,000)		3,517,000
Total Investments - 100.2% (Cost $76,611,425)		79,260,465
Other Liabilities, Net - (0.2)%		(129,686)
Total Net Assets - 100.0%		$79,130,779

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	5.25%	8/8/2033	$3,590,075

The table below presents futures contracts as of June 30, 2011.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

E-mini S&P 500 Futures	Goldman Sachs & Co.	59	9/16/2011	$3,881	$102,728
The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Common Stocks	$75,302,352	$—	$—	$75,302,352

U.S. Government Securities	—	441,113	—	441,113

Repurchase Agreements	—	3,517,000	—	3,517,000

Other Financial Instruments:
Financial Futures Contracts	102,728	—	—	102,728

Total	$75,405,080	$3,958,113	$—	$79,363,193

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of June 30, 2011 (unaudited)	RS S&P 500 Index
Assets
Investments, at value	$79,260,465
Cash and cash equivalents	974
Dividends/interest receivable	97,564
Receivable for fund shares subscribed	62,620
Receivable for variation margin	33,040
Due from distributor	2,568

Total Assets	79,457,231

Liabilities
Payable for fund shares redeemed	286,985
Payable to adviser	15,858
Accrued trustees’ fees	1,088
Accrued expenses/other liabilities	22,521

Total Liabilities	326,452

Total Net Assets	$79,130,779

Net Assets Consist of:
Paid-in capital	$85,320,499
Accumulated undistributed net investment income	544,583
Accumulated net realized loss from investments and futures contracts	(9,486,071)
Net unrealized appreciation on investments and futures contracts	2,751,768

Total Net Assets	$79,130,779

Investments, at Cost	$76,611,425

Pricing of Shares
Net Assets:
Class A	$52,877,542
Class B	1,709,787
Class C	7,679,283
Class K	16,864,167
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	5,870,470
Class B	184,720
Class C	858,433
Class K	1,880,828
Net Asset Value Per Share:
Class A	$9.01
Class B	9.26
Class C	8.95
Class K	8.97
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$9.29

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS S&P 500 Index
Investment Income
Dividends	$759,730
Interest	2,491

Total Investment Income	762,221

Expenses
Distribution fees	168,450
Investment advisory fees	100,533
Transfer agent fees	67,541
Registration fees	28,210
Custodian fees	21,874
Shareholder reports	17,541
Professional fees	16,696
Administrative service fees	4,834
Trustees’ fees	1,756
Other expenses	7,367

Total Expenses	434,802

Less: Fee waiver/expense reimbursement by distributor	(214,071)

Total Expenses, Net	220,731

Net Investment Income	541,490

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	1,997,909
Net realized gain from futures contracts	127,278
Net change in unrealized appreciation/depreciation on investments	1,861,696
Net change in unrealized appreciation/depreciation on futures contracts	61,795

Net Gain on Investments and Futures Contracts	4,048,678

Net Increase in Net Assets Resulting from Operations	$4,590,168

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS S&P 500 Index

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$541,490	$1,186,829
Net realized gain from investments and futures contracts	2,125,187	2,951,043
Net change in unrealized appreciation/depreciation on investments and futures contracts	1,923,491	6,740,818

Net Increase in Net Assets Resulting from Operations	4,590,168	10,878,690

Distributions to Shareholders
Net investment income
Class A	—	(943,620)
Class B	—	(13,947)
Class C	—	(48,611)
Class K	—	(183,388)

Total Distributions	—	(1,189,566)

Capital Share Transactions
Proceeds from sales of shares	7,764,331	12,841,801
Reinvestment of distributions	—	1,119,592
Cost of shares redeemed	(11,700,462)	(39,354,976)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,936,131)	(25,393,583)

Net Increase/(Decrease) in Net Assets	654,037	(15,704,459)

Net Assets
Beginning of period	78,476,742	94,181,201

End of period	$79,130,779	$78,476,742

Accumulated Undistributed Net Investment Income Included in Net Assets	$544,583	$3,093

Other Information:
Shares
Sold	876,213	1,648,315
Reinvested	—	133,146
Redeemed	(1,301,704)	(5,048,122)

Net Decrease	(425,491)	(3,266,661)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Six Months Ended 6/30/11[1]	$8.51	$0.07	[2]	$0.43	$0.50	$—	$—
Year Ended 12/31/10	7.55	0.13	[2]	0.98	1.11	(0.15)	—
Year Ended 12/31/09	6.07	0.13		1.46	1.59	(0.11)	—
Year Ended 12/31/08	10.03	0.24		(3.98)	(3.74)	(0.22)	—
Year Ended 12/31/07	9.72	0.16		0.31	0.47	(0.16)	—
Year Ended 12/31/06	8.55	0.14		1.16	1.30	(0.13)	—
Class B
Six Months Ended 6/30/11[1]	$8.78	$0.04	[2]	$0.44	$0.48	$—	$—
Year Ended 12/31/10	7.77	0.07	[2]	1.01	1.08	(0.07)	—
Year Ended 12/31/09	6.24	0.11		1.47	1.58	(0.05)	—
Year Ended 12/31/08	10.01	0.20		(3.97)	(3.77)	(0.00)[5]	—
Year Ended 12/31/07	9.70	0.07		0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.54	0.06		1.16	1.22	(0.06)	—
Class C
Six Months Ended 6/30/11[1]	$8.49	$0.03	[2]	$0.43	$0.46	$—	$—
Year Ended 12/31/10	7.50	0.06	[2]	0.99	1.05	(0.06)	—
Year Ended 12/31/09	6.06	0.09		1.44	1.53	(0.09)	—
Year Ended 12/31/08	9.99	0.09		(3.85)	(3.76)	(0.17)	—
Year Ended 12/31/07	9.68	0.07		0.32	0.39	(0.08)	—
Year Ended 12/31/06	8.53	0.06		1.16	1.22	(0.07)	—
Class K
Six Months Ended 6/30/11[1]	$8.49	$0.05	[2]	$0.43	$0.48	$—	$—
Year Ended 12/31/10	7.52	0.09	[2]	0.98	1.07	(0.10)	—
Year Ended 12/31/09	6.06	0.11		1.45	1.56	(0.10)	—
Year Ended 12/31/08	10.02	0.12		(3.88)	(3.76)	(0.20)	—
Year Ended 12/31/07	9.70	0.11		0.32	0.43	(0.11)	—
Year Ended 12/31/06	8.55	0.09		1.17	1.26	(0.11)	—

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$9.01	5.88%	$52,878	0.38%	0.89%	1.51%	1.00%	1%
(0.15)	8.51	14.75%	53,810	0.38%	0.92%	1.64%	1.10%	5%
(0.11)	7.55	26.30%	56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)	6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%
(0.16)	10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%
(0.13)	9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%

$—	$9.26	5.47%	$1,710	1.13%	1.85%	0.76%	0.04%	1%
(0.07)	8.78	13.86%	1,875	1.13%	1.83%	0.88%	0.18%	5%
(0.05)	7.77	25.32%	2,160	1.13%	1.89%	1.16%	0.40%	9%
(0.00)[5]	6.24	(37.62)%	1,925	1.27%	1.61%	0.85%	0.51%	5%
(0.08)	10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%
(0.06)	9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%

$—	$8.95	5.42%	$7,679	1.13%	1.63%	0.77%	0.27%	1%
(0.06)	8.49	14.01%	7,157	1.13%	1.64%	0.81%	0.30%	5%
(0.09)	7.50	25.21%	12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)	6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%
(0.08)	9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%
(0.07)	9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%

$—	$8.97	5.65%	$16,864	0.78%	1.37%	1.12%	0.53%	1%
(0.10)	8.49	14.26%	15,635	0.78%	1.42%	1.18%	0.54%	5%
(0.10)	7.52	25.78%	22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)	6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%
(0.11)	10.02	4.40%	19,453	0.93%	1.30%	1.06%	1.69%	3%
(0.11)	9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[5]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Futures contracts shall be valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

36	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Fund had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006.

38	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance

www.RSinvestments.com	39

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K
0.38%	1.13%	1.13%	0.78%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

40	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Annual Rate	Distribution Fees
Class A	0.25%	$68,076
Class B	1.00%	9,129
Class C	1.00%	36,543
Class K	0.65%	54,702

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $1,307.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges of $25,584.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Ordinary Income
$ 1,189,566

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$(79,102,989)	$5,032	$79,097,957

The tax basis of distributable earnings as of December 31, 2010 was as follows:

Undistributed Ordinary Income
$3,092

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Fund utilized capital loss carryovers of $2,561,732. Capital loss carryovers available to the Fund at December 31, 2010 were as follows:

Expiring
2011	2014	2016	2017	Total
$155,054	$103,184	$1,325,598	$9,579,258	$11,163,094

Capital loss carryovers of $79,116,834 expired in the year ended December 31, 2010.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Fund had no such losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, was $76,886,850. The gross unrealized appreciation and depreciation on investments, on a tax basis, at June 30, 2011, aggregated $19,443,479 and $(17,069,864), respectively, resulting in net unrealized appreciation of $2,637,123.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	459,428	$4,074,902	789,143	$6,156,892
Shares reinvested	—	—	105,869	890,373
Shares redeemed	(910,413)	(8,199,181)	(2,070,371)	(16,123,029)

Net decrease	(450,985)	$(4,124,279)	(1,175,359)	$(9,075,764)

Class B
Shares sold	8,425	$78,183	21,377	$173,871
Shares reinvested	—	—	1,397	12,128
Shares redeemed	(37,276)	(344,389)	(87,188)	(697,337)

Net decrease	(28,851)	$(266,206)	(64,414)	$(511,338)

Class C
Shares sold	107,316	$948,312	270,784	$2,131,714
Shares reinvested	—	—	4,022	33,703
Shares redeemed	(92,378)	(802,888)	(1,118,628)	(8,746,665)

Net increase/(decrease)	14,938	$145,424	(843,822)	$(6,581,248)

Class K
Shares sold	301,044	$2,662,934	567,011	$4,379,324
Shares reinvested	—	—	21,858	183,388
Shares redeemed	(261,637)	(2,354,004)	(1,771,935)	(13,787,945)

Net increase/(decrease)	39,407	$308,930	(1,183,066)	$(9,225,233)

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $883,144 and $5,562,753, respectively, for the six months ended June 30, 2011.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the fund’s derivative instruments categorized by risk exposure at June 30, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$102,728
*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$127,278
	Net change in unrealized appreciation/depreciation on futures contracts	61,795

The Fund held an average daily face value of $2,011,000 E-mini S&P 500 Futures contracts for the six months ended June 30, 2011.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by the same adviser, shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
$ —	$496,544	1.38%
*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015642 (06/11)

2011 Semiannual Report

All data as of June 30, 2011

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S debt ceiling debate, the downgrading of the U.S credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have invested with us more recently, we also thank

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CEO’S LETTER

you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm – by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Investment Quality Bond Fund Commentary

Highlights

•

A market preference for corporate bonds and other non-Treasury fixed income investments early in 2011 faded in the second quarter, as concerns over the debt crisis in Greece led investors to seek safety in Treasury bonds and other lower risk securities.

•	RS Investment Quality Bond Fund delivered a positive return for the six-month period that ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

Overweight exposure to corporate bonds and commercial mortgage backed securities (CMBS) aided the Fund’s relative performance in the first quarter, but proved detrimental in the second quarter and for the six-month period overall.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the implications of the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

For the six-month period that ended June 30, 2011, RS Investment Quality Bond Fund (Class A shares) returned 2.58%, underperforming a 2.72% return by the benchmark Barclays Capital U.S. Aggregate Bond Index. The Fund underperformed the 2.76% average return for the Lipper Intermediate Investment Grade Debt Funds peer group2. (The peer group consisted of 593 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy worked in the Fund’s favor in the first quarter, but proved detrimental in the second quarter. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any

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RS INVESTMENT QUALITY BOND FUND

fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the second quarter with approximately 30% of the Fund allocated to investment grade corporate bonds, relative to a 22% weighting for our benchmark index.

Outlook

We are cautiously optimistic on the economy and the strengthening of corporate balance sheets. Given this outlook, we believe many of the non-Treasury segments of the bond market, including the corporate segment, may provide opportunities to add value to the Fund’s portfolio.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS INVESTMENT QUALITY BOND FUND

Characteristics

Total Net Assets: $150,780,009

Sector Allocation

Bond Quality Allocation[3]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
FHLMC - Mortgage Pass-Through	4.000%	12/1/2040	3.59%
FNMA - Mortgage Pass-Through	5.000%	11/1/2039	3.47%
FNMA - Mortgage Pass-Through	5.500%	1/1/2038	2.96%
FNMA - Mortgage Pass-Through	4.500%	7/1/2041	1.92%
FHLMC - CMO	5.500%	9/15/2035	1.68%
U.S. Treasury Bonds	4.750%	2/15/2041	1.38%
U.S. Treasury Bonds	4.250%	11/15/2040	1.36%
CNH Equipment Trust	3.000%	8/17/2015	1.16%
Master Asset Securitization Trust	5.250%	9/25/2033	1.11%
Crown Castle Towers LLC	6.113%	1/15/2020	1.09%
Total			19.72%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS INVESTMENT QUALITY BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	2.58%	4.49%	6.54%	6.18%	5.45%	5.55%
with maximum sales charge	-1.23%	0.57%	5.18%	5.37%	5.04%	5.33%
Class B Shares (8/7/00)
without sales charge	2.20%	3.61%	5.71%	5.37%	4.82%	5.20%
with sales charge	-0.80%	0.63%	5.11%	5.21%	4.82%	5.20%
Class C Shares (8/7/00)
without sales charge	2.30%	3.71%	5.75%	5.39%	4.67%	5.00%
with sales charge	1.30%	2.71%	5.75%	5.39%	4.67%	5.00%
Class K Shares (5/15/01)	2.38%	3.98%	6.12%	5.76%	5.03%	5.03%
Class Y Shares (5/12/09)	2.68%	4.69%	—	—	—	8.38%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.46%	6.52%	5.74%	6.26%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $16,011 (Class B), $15,788 (Class C), $16,331 (Class K), and $11,873 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Low Duration Bond Fund Commentary

Highlights

•

The fixed income market showed volatile performance in the first half of 2011 as investor preference for corporate bonds and other non-Treasury securities in the first quarter gave way to a second quarter flight to quality that benefited the Treasury market.

•	RS Low Duration Bond Fund delivered a positive return in the first six months of 2011, while also outperforming its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1].

•	The Fund’s overweight exposure to non-Treasury sectors such as corporate bonds and commercial mortgage-backed securities (CMBS) aided relative performance, especially in the first quarter.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. As a result, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

RS Low Duration Bond Fund (Class A Shares) returned 1.35% for the six-month period that ended June 30, 2011. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 0.88% for the period. The Fund’s performance compared favorably with a 1.33% average return for the Lipper Short Investment Grade Debt Funds peer group2. (The peer group consisted of 262 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund continued its investment strategy of overweighting non-Treasury segments of the fixed income market, notably investment grade corporate bonds and CMBS. This strategy aided our results in the first quarter, but subtracted from the Fund’s relative outperformance in the second quarter as risk-averse investors sought a safe haven in the Treasury market.

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RS LOW DURATION BOND FUND

While many of the Fund’s corporate bonds delivered positive performance in the second quarter, as a group they underperformed Treasury securities of similar duration during that period3. We believe that this underperformance seems to have reflected investor unease over the European debt crisis (e.g. Greece and Ireland), rather than any fundamental concerns over the strength of corporate balance sheets in the United States. Overall, we ended the quarter with approximately 38% of the Fund allocated to corporate bonds.

Outlook

Given the risk/reward profiles we are seeing in the market at this time, we have continued to focus our investments on non-Treasury segments of the fixed income market, including corporate bonds backed by what we believe to be strong balance sheets. We believe that our disciplined investment process will help us seek appropriate investment opportunities for the Fund through different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS LOW DURATION BOND FUND

Characteristics

Total Net Assets: $827,645,443

Sector Allocation

Bond Quality Allocation[4]

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RS LOW DURATION BOND FUND

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.750%	6/15/2014	6.30%
U.S. Treasury Notes	1.000%	5/15/2014	4.18%
U.S. Treasury Notes	0.375%	6/30/2013	1.81%
Harley-Davidson Motorcycle Trust	3.320%	2/15/2017	0.99%
Wachovia Bank Commercial Mortgage Trust	5.380%	10/15/2044	0.97%
CNH Equipment Trust	3.000%	8/17/2015	0.94%
Hertz Vehicle Financing LLC	4.260%	3/25/2014	0.90%
J.P. Morgan Chase Commercial Mortgage Securities Corp.	5.371%	12/15/2044	0.90%
CS First Boston Mortgage Securities Corp.	5.416%	5/15/2036	0.88%
U.S. Treasury Notes	0.750%	3/31/2013	0.85%
Total			18.72%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Barclays Capital Index Summary, Barclays Capital Inc.
4	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	1.35%	3.10%	4.33%	4.64%	3.51%
with maximum sales charge	-0.96%	0.74%	3.53%	4.17%	3.21%
Class B Shares (7/30/03)
without sales charge	0.97%	2.32%	3.51%	3.84%	2.72%
with sales charge	-2.03%	-0.68%	2.89%	3.66%	2.72%
Class C Shares (7/30/03)
without sales charge	0.97%	2.33%	3.55%	3.86%	2.74%
with sales charge	-0.03%	1.33%	3.55%	3.86%	2.74%
Class K Shares (7/30/03)	1.15%	2.69%	3.92%	4.22%	3.10%
Class Y Shares (5/12/09)	1.46%	3.20%	—	—	4.58%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	0.88%	1.38%	3.05%	4.27%	3.30%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), Class K shares (7/30/03), and Class Y shares (5/12/09) would have the following values as of June 30, 2011: $12,371 (Class B), $12,384 (Class C), $12,732 (Class K), and $11,003 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Fund Commentary

Highlights

•	Despite recent volatility, the high yield market delivered strong positive performance in the first half of 2011, supported by generally healthy corporate earnings performance and lower default rates.

•	RS High Yield Fund returned positive performance for the six-month period, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index[1].

•	We believe that the high yield sector remains attractively valued as compared to other asset classes.

Market Overview

The high yield market began the year on a positive note, supported by improving corporate fundamentals, modest economic growth, a strong new issue market, and a continuing low default rate. In our view, these favorable developments helped to support investor confidence and appetites for yield in the first quarter, despite a backdrop of tumultuous world events, including unrest in the Middle East, the earthquake and tsunami in Japan, and rising oil prices. Against this backdrop, the Barclays Capital U.S. Corporate High-Yield Index delivered a strong first quarter return that well outpaced performance by the broader fixed income market.

The favorable environment for the high yield market continued into the second quarter, but was soon obscured by worsening economic data and continued headlines detailing the ongoing sovereign debt crisis in Europe (e.g. Greece and Ireland). As investors lost their appetites for risk, they sought safety in the Treasury market2. High yield mutual funds began to experience large fund outflows, which triggered a June correction in the high yield market, with the Barclays Capital U.S. Corporate High-Yield Index declining by 97 basis points for the month of June. Despite this decline, the Index still delivered a solid gain for both the second quarter and six-month period.

New issuance remained strong following record new levels in 2010, with $180 billion in new debt issued in the first half of 20113. Default rates within the high yield market also remained at low levels, which we believe reflects improving corporate fundamentals and a robust new issuance market.

Fund Performance Overview

RS High Yield Fund (Class A Shares) returned 4.63% for the six-month period ended June 30, 2011, but underperformed its benchmark, the Barclays Capital U.S. Corporate

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RS HIGH YIELD FUND

High-Yield Index which returned 4.97% for the period. The Fund outperformed the 4.27% average return of its Lipper High Current Yield Funds peer group4. (The peer group consisted of 511 mutual funds that invest primarily in high yield corporate securities.)

The Fund’s relative performance compared to the benchmark Index partly reflected our underweight in yield-to-call bonds relative to the Index position. This positioning worked to our benefit in the first quarter, but proved less advantageous during the second quarter market correction when these instruments held their value better than other areas of the high yield market.

From a sector standpoint, Fund performance early in the six-month period benefited from two homebuilding related credits, Hovnanian Enterprises and Beazer Homes, that we believed were undervalued despite the continued weak housing market. After these bonds rallied in the first quarter, we reduced our holdings, as we still believe the new home construction market is likely to be weak moving forward.

On a negative note, the Fund’s relative performance in the second quarter was hindered by two electric power-related investments, NRG and Mirant. While natural gas prices remain stubbornly low, dampening near-term prospects for power producers, we continue to believe these investments to be attractive given their above market yields and strong industry positions.

Outlook

We believe the recent weakness in the high yield market has created attractive entry points for investors. We believe there will be positive corporate earnings momentum and meaningful balance sheet improvement for high yield issuers, which could indicate strong fundamentals moving forward. Furthermore, we believe improving corporate liquidity and robust capital markets activity should continue to support a low default rate over the next two years, providing a positive tone for the market.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS HIGH YIELD FUND

Characteristics

Total Net Assets: $125,879,374

Bond Quality Allocation[5]

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Clear Channel Communication, Inc.	3.836%	1/28/2016	1.32%
Michael Foods, Inc.	9.750%	7/15/2018	1.06%
Sabra Health Care L.P.	8.125%	11/1/2018	1.02%
ARAMARK Holdings Corp.	8.625%	5/1/2016	0.95%
Harrah’s Prop Co.	3.190%	2/13/2013	0.93%
Alliance HealthCare Services, Inc.	8.000%	12/1/2016	0.92%
Block Communications, Inc.	8.250%	12/15/2015	0.91%
Citgo Petroleum Corp.	11.500%	7/1/2017	0.87%
Burlington Coat Factory Warehouse Corp.	10.000%	2/15/2019	0.87%
American Airlines, Inc.	7.500%	3/15/2016	0.86%
Total			9.71%

1	The Barclays Capital U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays Capital U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Strategic Insight, Monthly Fund Industry Review, June 2011.
3	J.P. Morgan High Yield and Leveraged Loan Research, Credit Strategy Weekly Update, July 8, 2011, Pg 38
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	4.63%	15.06%	10.49%	7.52%	7.32%	5.91%
with maximum sales charge	0.71%	10.83%	9.08%	6.71%	6.90%	5.59%
Class B Shares (9/1/98)
without sales charge	4.25%	14.21%	9.72%	6.72%	6.69%	5.33%
with sales charge	1.25%	11.21%	9.16%	6.57%	6.69%	5.33%
Class C Shares (8/7/00)
without sales charge	4.10%	14.23%	9.68%	6.70%	6.52%	5.38%
with sales charge	3.10%	13.23%	9.68%	6.70%	6.52%	5.38%
Class K Shares (5/15/01)	4.43%	14.61%	10.05%	7.10%	6.89%	6.56%
Class Y Shares (5/12/09)	4.73%	15.29%	—	—	—	18.60%
Barclays Capital U.S. Corporate High-Yield Index[1]	4.97%	15.63%	12.68%	9.30%	8.99%	7.19%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays Capital U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $19,111 (Class B), $18,806 (Class C), $19,472 (Class K), and $14,389 (Class Y). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Tax-Exempt Fund Commentary

Highlights

•	The tax-exempt bond market delivered solid positive performance in the first half of 2011, despite renewed economic and credit concerns later in the period.

•	RS Tax-Exempt Fund delivered a positive return for the six-month period but underperformed the benchmark Barclays Capital Municipal Bond Index[1].

•	We attribute the Fund’s relative underperformance to our focus on higher-quality tax-exempt issues.

Market Overview

In the first half of 2011, $115.2 billion in new municipal debt was issued, a 43.8% decline from the same period a year earlier2. Meanwhile, municipal bond funds experienced outflows that began in mid-November 2010 and continued in the first quarter, peaking in January3. These withdrawals were influenced by a variety of factors, including state and municipal credit concerns and the extension of the Bush tax cuts (which reduced incentives to invest in tax-exempt debt)4. However, by the end of the first quarter, it appeared to us that investor unease in the wake of the Japanese earthquake and tsunami helped to trigger a global flight from risk that bolstered the appeal of low-risk bonds.

Concerns over credit quality and investor risk aversion became even more pronounced in the second quarter, as the debt crisis in Greece and disappointing U.S. economic news dominated headlines. A number of developments during the period underscored pressure on state and local budgets. In California, the state government lumbered to address a $26 billion budget gap5, while the Illinois governor signed into law a budget that left an estimated $8 billion in overdue bills unpaid6. Minnesota also experienced a state government shutdown starting on June 307, following an impasse on the state budget.

Fund Performance Overview

RS Tax-Exempt Fund (Class A shares) returned 4.26% for the six-month period that ended June 30, 2011. The Fund underperformed the benchmark Barclays Capital Municipal Bond Index, which returned 4.42%. The Fund outperformed the 4.16% average return of its Lipper General Municipal Debt Funds peer group8. (The peer group consisted of 261 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)

As of June 30, 2011, the Fund’s 30-day SEC yield9 was 2.99% (which grosses up to 4.60% taxable equivalent yield for a person in the 35% income tax bracket in 2011). Without the expense limitation10, the Fund’s 30-day SEC yield was 2.92% (which grosses up to 4.49% taxable equivalent yield for a person in the 35% income tax bracket in 2011).

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RS TAX-EXEMPT FUND

Portfolio Review

Our long-standing investment approach is based on our analysis of the fundamentals of each issuer, rather than reliance solely on ratings or insurance. The Fund typically holds significantly fewer issues than does its benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to about 160 to 170 names, some of which may not be in the benchmark. Given the broad opportunity set open to a national tax-exempt fund, we focus on what we believe to be quality issuers that offer value, while we seek to avoid large concentrations to any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk and if our research indicates upside potential for the bond, we may purchase lower-rated credits. For general obligation and revenue bonds, we look for those we believe have strong underlying credit fundamentals.

We attribute the Fund’s underperformance relative to the index to our focus on higher-quality tax-exempt issues which did not keep pace with more speculative, lower-quality investments through much of the period. The Fund maintained a higher-grade credit profile as compared to the Index, throughout the period, and had no exposure to unrated or below investment-grade bonds.

Unlike some of the Fund’s competitors, the Fund did not use derivatives to boost returns. We have also stayed away from many local credits and ones that depend typically upon appropriations and have certificate of participation (COP) structures, which are not voter-approved and usually depend on appropriations.

Outlook

While we welcome signs of improving state and local revenues and some potential pickup in new issue volumes, we believe the near-term economic outlook for states and local governments appears to be less certain than it did several months ago. As we look ahead, we see both challenges and potential, as we seek to identify quality issuers.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS TAX-EXEMPT FUND

Characteristics

Total Net Assets: $286,019,939

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	8.5%	7.4%
Hospital / Nursing Home / Health Care	7.2%	8.3%
Housing	1.6%	1.7%
Industrial Revenue	5.1%	4.0%
Leasing	6.4%	6.1%
Power	7.2%	7.4%
Resource Recovery	0.0%	0.3%
Special Tax	5.9%	10.3%
Transportation	15.7%	16.5%
Water and Sewer	11.6%	8.4%

Total Revenue Bonds	69.2%	70.4%
Total AA Insured Bonds	2.3%	11.3%
Total Prerefunded Bonds	1.3%	7.3%
Total Insured Bonds	7.6%	36.9%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[11]

Top Ten Holdings[12]

Holding	Coupon	Maturity Date	% of Total Net Assets
Illinois St. G.O.	5.000%	1/1/2019	1.25%
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	0.91%
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C	5.000%	7/1/2026	0.91%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	0.86%
Wake Cnty. NC G.O.	5.000%	4/1/2018	0.83%
Minnesota St. Var. Purp. Ser. D G.O.	5.000%	8/1/2024	0.79%
Tex. Private Activity Bd. Surface Transn. Corp.	6.875%	12/31/2039	0.79%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev.	5.000%	10/1/2019	0.79%
Florida St.	5.000%	1/1/2022	0.79%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2023	0.78%
Total			8.70%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	The Bond Buyer, July 1, 2011, Pg 1, Pg 14.
3	JP Morgan Chase, March 21, 2011.
4	Investment Dealers’ Digest, February 25, 2011.
5	Bloomberg News, “California Fiscal Year Looms Without Plan as Brown Tax Falters”, June 27, 2011.
6	The Bond Buyer, July 5, 2011, Pg 5.
7	Bloomberg News, “Minnesota Poker Tables, Rest Stops Idled in Government Shutdown”, July 1, 2011.
8	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
9	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
10	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.

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RS TAX-EXEMPT FUND

11	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
12	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	4.26%	2.62%	5.55%	4.59%	4.91%	4.90%
with maximum sales charge	0.33%	-1.22%	4.20%	3.79%	4.51%	4.68%
Class C Shares (8/7/00)
without sales charge	3.85%	1.81%	4.74%	3.80%	4.12%	4.41%
with sales charge	2.85%	0.82%	4.74%	3.80%	4.12%	4.41%
Class Y Shares (5/12/09)	4.33%	2.86%	—	—	—	5.06%
Barclays Capital Municipal Bond Index[1]	4.42%	3.48%	5.58%	4.93%	4.99%	5.59%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of June 30, 2011: $14,973 (Class C), and $11,109 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD MUNICIPAL BOND FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS High Yield Municipal Bond Fund Commentary

Highlights

•	RS High Yield Municipal Bond Fund delivered a positive return in the first six months of 2011, while also outperforming the benchmark Barclays Capital Municipal Bond Index[1].

•	The Fund’s performance was supported by our focus on higher credit quality investments.

Market Overview

In the first half of 2011, $115.2 billion in new municipal debt was issued, a 43.8% decline from the same period a year earlier2. Meanwhile, municipal bond funds experienced outflows that began in mid-November 2010 and continued in the first quarter, peaking in January3. These withdrawals were influenced by a variety of factors, including state and municipal credit concerns and the extension of the Bush tax cuts (which reduced incentives to invest in tax-exempt debt)4. However, by the end of the first quarter, it appeared to us that investor unease in the wake of the Japanese earthquake and tsunami helped to trigger a global flight from risk that bolstered the appeal of low-risk bonds.

Concerns over credit quality and investor risk aversion became even more pronounced in the second quarter, as the debt crisis in Greece and disappointing U.S. economic news dominated headlines. A number of developments during the period underscored pressure on state and local budgets. In California, the state government lumbered to address a $26 billion budget gap5, while the Illinois governor signed into law a budget that left an estimated $8 billion in overdue bills unpaid6. Minnesota also experienced a state government shutdown starting on June 307, following an impasse on the state budget.

Fund Performance Overview

RS High Yield Municipal Bond Fund (Class A shares) returned 4.48% for the six-month period ended June 30, 2011, outpacing a 4.42% return by the benchmark Barclays Capital Municipal Bond Index. The Fund outperformed the 4.21% average return of its Lipper High Yield Municipal Debt Funds peer group8. (The peer group consisted of 127 mutual funds that invest at least 50% of their assets in lower-rated municipal debt issues.)

The Fund typically holds significantly fewer issues than does its benchmark. At any one time, the Barclays Capital Municipal Bond Index has approximately 46,200 issues, whereas the Fund generally has exposure to approximately 60 to 80 issues, some of which may not be in the benchmark.

The Fund seeks value in the higher-yield sector of the municipal market, while attempting to limit downside risk. Our investment approach is based on our analysis of the credit fundamentals of each issuer and on its specific coupon structure and yield

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RS HIGH YIELD MUNICIPAL BOND FUND

considerations. We look for bonds with relatively high coupons that meet our credit evaluation criteria and that we believe will maximize current income. Maturity and duration are secondary considerations.

As of June 30, the Fund’s 30-day SEC yield9 was 5.12% (which grosses up to 7.88% taxable equivalent yield for a person in the 35% income tax bracket in 2011). Without the expense limitation10, the Fund’s 30-day SEC yield was 4.80% (which grosses up to 7.38% taxable equivalent yield for a person in the 35% income tax bracket in 2011).

The Fund’s performance was supported by our focus on higher credit quality investments within the high yield municipal bond market, which proved more resilient during a second quarter flight to quality. The Fund also held underweight credit exposure to many of the nation’s most financially troubled big cities and states, which also helped the Fund’s performance.

Outlook

Given the broad opportunity set available to a national fund, we continue to focus on issuers in the low investment grade and high yield sectors that we believe offer potential for value. At the same time, we continue to seek diversification by investing across different states and regions, industries, issuers, and credit sectors.

While we welcome signs of improving state and local revenues and some potential pickup in new issue volumes, we believe the near-term economic outlook for states and local governments appears to be less certain than it did several months ago. As we look ahead, we see both challenges and potential, as we seek to identify quality issuers.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics

Total Net Assets: $110,403,152

Sector Allocation

Bond Quality Allocation[11]

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RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[12]

Holding	Coupon	Maturity Date	% of Total Net Assets
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev.	6.375%	3/1/2040	2.24%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	2.20%
New Jersey Economic Dev. Auth. Rev.	5.750%	6/15/2034	2.15%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	2.02%
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	1.95%
Cook Cnty. IL Rev.	6.500%	10/15/2040	1.86%
North Tex. Twy. Auth. Rev.	5.750%	1/1/2033	1.82%
Farmington NM Poll. Ctrl. Rev.	5.900%	6/1/2040	1.77%
Tobacco Settlement Auth. WA Tobacco Settlement Rev.	6.625%	6/1/2032	1.74%
Illinois St. G.O. Ser. A	5.000%	9/1/2031	1.73%
Total			19.48%

1	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	The Bond Buyer, July 1, 2011, Pg 1, Pg 14.
3	JP Morgan Chase, March 21, 2011.
4	Investment Dealers’ Digest, February 25, 2011.
5	Bloomberg News, “California Fiscal Year Looms Without Plan as Brown Tax Falters”, June 27, 2011.
6	The Bond Buyer, July 5, 2011, Pg 5.
7	Bloomberg News, “Minnesota Poker Tables, Rest Stops Idled in Government Shutdown”, July 1, 2011.
8	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
9	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
10	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.
11	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
12	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS HIGH YIELD MUNICIPAL BOND FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	4.48%	2.85%	6.22%
with maximum sales charge	0.54%	-1.05%	3.55%
Class C Shares (12/31/09)
without sales charge	4.13%	2.39%	5.85%
with sales charge	3.13%	1.42%	5.85%
Class Y Shares (12/31/09)	4.54%	2.93%	6.27%
Barclays Capital Municipal Bond Index[1]	4.42%	3.48%	4.55%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Yield Municipal Bond Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of June 30, 2011: $10,887 (Class C), and $10,952 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Floating Rate Fund Commentary

Highlights

•

RS Floating Rate Fund seeks a high level of current income by investing in floating rate loans and other floating rate investments that have interest rates that adjust periodically in response to changes in a base lending rate, such as the London Interbank Offered Rate (LIBOR).

•

The Fund delivered positive performance for the six-month period, but underperformed its benchmark S&P/LSTA U.S. Leveraged Loan Index[1], due in part to our underweight in lower-quality issues, which outperformed the market during the early part of the year. Nonetheless, this strategy helped to limit our downside exposure later in the period as the debt crisis in Greece triggered a second quarter loan market correction.

•	As of June 30, 2011, the Fund’s 30-day SEC yield[2] was 6.14%. Without the expense limitation[3], the Fund’s 30-day SEC yield was 5.73%.

Market Commentary

In the first quarter of 2011, issuers benefited as robust demand for leveraged bank loans, coupled with anemic supply, launched a wave of loan repricing in the market. By March, however, a combination of factors served to dampen investor enthusiasm for leveraged finance and stem the refinancing tide. These factors included the Japanese tsunami disaster, rising oil prices, the possibility of a credit default in Greece, and sluggish U.S. economic data.

Against this backdrop, retail leveraged loan mutual fund inflows declined 36%, from $15.1 billion during the first quarter to $9.6 billion in the second quarter3. At the same time, a supply of “new money” loans (as opposed to refinancing/recapitalizations) hit the market. Overall, we saw this market correction as a positive development for the Fund, as it ended the refinancing wave we experienced in the first quarter and enabled investors to command wider spreads and better terms.

Leveraged buyout (LBO) activity was around $54 billion in the first half of the year, a 70% increase over activity in the first half of 20104. We expect to see a continued resumption of LBO activity in the second half of 2011. Another recent development in the leveraged finance market was the reemergence of collateralized loan obligations (CLOs). These structured products came to dominate the leveraged loan market between 2005 and 2007, and we believe these products were a significant source of the market’s credit problems, including over-tightened spreads, covenant stripping, and excessive leverage.

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RS FLOATING RATE FUND

Fund Performance Overview

RS Floating Rate Fund (Class A shares) returned 2.31% for the six-month period that ended June 30, 2011, while its benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.61%. The Fund underperformed the 2.39% average return of its Lipper Loan Participation Funds peer group5. (The peer group consisted of 120 mutual funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.)

We maintained the Fund’s relatively conservative credit positioning, including an underweighting in non-rated instruments and securities rated CCC or below. This strategy dampened our relative performance in the first quarter, when lower rated investments outperformed as investors sought higher yields. Nonetheless, this positioning worked to our advantage in the second quarter as investors chose quality over yield. The Fund’s lack of exposure to the broadcast radio and television sectors also detracted from relative performance in the first quarter, but provided a boost to relative returns in the second quarter.

Outlook

While we recognize near-term headwinds to economic growth, we continue to have a positive outlook on the economy. The debt crisis in Greece, while far from resolved, has been transformed from a short-term to a medium-term issue. Meanwhile, Japanese manufacturing has recovered and will, we believe, have a salutary impact on U.S. auto manufacturing and economic growth. Moreover, easing energy prices should reduce the burden on the U.S. consumer, freeing up some disposable income. Finally, we expect compromise and progress on the current U.S. budget impasse. For all of these reasons, we remain optimistic regarding the outlook for the U.S. economy and financial markets.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS FLOATING RATE FUND

Characteristics

Total Net Assets: $1,571,691,230

Sector Allocation

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Emergency Medical Services Corp.	5.250%	5/25/2018	1.58%
Asurion Corp.	5.500%	5/24/2018	1.57%
Springleaf Finance Corp.	5.500%	5/10/2017	1.56%
Delta Air Lines, Inc.	5.500%	4/20/2017	1.48%
National Mentor Holdings, Inc.	7.000%	2/9/2017	1.39%
Styron S.A.R.L LLC	6.000%	8/2/2017	1.26%
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.25%
CareStream Health, Inc.	5.000%	2/25/2017	1.18%
Select Medical Corp.	5.500%	5/25/2018	1.15%
Frac Tech International LLC	6.250%	5/6/2016	1.14%
Total			13.56%
1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-Day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
3	An expense limitation has been imposed pursuant to a written agreement between the Fund’s investment adviser, RS Investments, and the Fund in effect through April 30, 2012 to limit the Fund’s total annual fund operating expenses.
4	S&P LCD Weekly Wrap, June 30 2011, Page 9.

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RS FLOATING RATE FUND

5	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	2.31%	9.00%	7.15%
with maximum sales charge	-0.02%	6.54%	5.54%
Class C Shares (12/31/09)
without sales charge	2.00%	8.70%	6.85%
with sales charge	1.00%	7.70%	6.85%
Class K Shares (12/31/09)	2.10%	8.87%	6.98%
Class Y Shares (12/31/09)	2.35%	9.05%	7.11%
S&P/LSTA U.S. Leveraged Loan Index[1]	2.61%	9.39%	8.52%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: $11,041 (Class C), $11,061 (Class K), and $11,082 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

Investment Style

	Short	Int	Long
High

Medium

Low

RS Strategic Income Fund Commentary

Highlights

•

The fixed income market showed mixed performance in the first six months of 2011, as outperformance by corporate bonds early in the period gave way to a renewed investor flight to the Treasury market on concerns over the debt crisis in Greece and disappointing global economic news.

•	RS Strategic Income Fund delivered a positive return for the six-month period and also outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1].

•

The Fund maintained overweight exposure to high yield and commercial mortgage backed securities (CMBS) compared to the benchmark, but an underweight position in the Treasury market. This strategy aided the Fund’s performance relative to its benchmark in the first quarter, but proved detrimental during the second quarter’s flight to quality.

Market Overview

The fixed income market started out 2011 on a positive note, supported by relatively healthy corporate earnings performance. Against this backdrop, yield-hungry investors looked beyond the Treasury market for opportunities in non-Treasury segments of the fixed-income market. Investors became more risk-averse later in the first quarter as they confronted a number of external shocks, including unrest in the Middle East, the Japanese earthquake and tsunami, the European sovereign debt crisis (e.g. Greece and Ireland), and renewed questions over the strength of the U.S. economic recovery. In the second quarter, concerns over the implications of the debt crisis in Greece triggered an investor flight to quality that benefited the Treasury market relative to other areas of the fixed-income market. Against this backdrop, Treasury yields declined in the second quarter after rising slightly in the first.

Fund Performance Overview

RS Strategic Income Fund (Class A shares) returned 3.00% for the six-month period that ended June 30, 2011. The Fund outperformed the benchmark Barclays Capital U.S. Aggregate Bond Index, which returned 2.72% for the period. However, the Fund underperformed the 3.18% average return of its Lipper Multi-Sector Income Funds peer group2. (The peer group consisted of 189 mutual funds that seek current income by allocating assets among several different fixed income securities sectors.)

The Fund continued its strategy of overweighting non-Treasury segments of the fixed-income market, notably high yield bonds and CMBS investments. This strategy worked in the Fund’s favor in the first quarter, but hurt the Fund’s relative performance in the second as investors became more risk-averse. By the end of the period, the Fund held

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RS STRATEGIC INCOME FUND

approximately 18% of its assets in investment-grade corporate bonds, slightly below the Barclays Capital U.S. Aggregate Bond Index weighting. The Fund’s corporate high yield holdings (bonds and bank loans) totaled nearly 36% of the Fund’s assets the benchmark index does not include any high yield securities).

The Fund’s overweight in corporate debt (corporate high yield bonds, leveraged bank loans and investment grade corporate bonds) detracted from performance during the second quarter. In investment grade corporates, our holdings in Financials underperformed other corporate sectors. Also, our underweight in Sovereigns detracted from the Fund’s performance.

Similar to the corporate sector, the Fund’s substantial overweight in the CMBS sector during the second quarter subtracted from the Fund’s outperformance. We continued our strategy of owning shorter-duration, seasoned bonds that we believe have ample credit support and have been underwritten to tougher credit standards.

Outlook

Our current investment strategy continues to favor non-Treasury investments as we continue to focus on areas where we believe we can identify attractive risk/reward opportunities. We believe that our disciplined investment process will help us seek appropriate investment opportunities across different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

34	www.RSinvestments.com

RS STRATEGIC INCOME FUND

Characteristics

Total Net Assets: $74,095,907

Sector Allocation

Bond Quality Allocation[3]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Mexican Bonos	7.250%	12/15/2016	2.10%
Pilot Travel Centers LLC	4.250%	3/30/2018	1.35%
Exopack LLC	6.500%	5/26/2017	1.35%
Gibson Energy	5.750%	6/14/2018	1.34%
Star West Generation LLC	6.000%	5/14/2018	1.34%
Sequa Corp.	3.510%	12/3/2014	1.33%
Springleaf Finance Corp.	5.500%	5/10/2017	1.32%
FNMA - Mortgage Pass-Through	4.000%	11/1/2040	1.31%
Frac Tech International LLC	6.250%	5/6/2016	1.19%
Bank Nederlandse Gemeenten NV	3.000%	1/28/2014	0.99%
Total			13.62%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
2	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
3	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” have been excluded from this presentation.

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RS STRATEGIC INCOME FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	3.00%	7.46%	8.00%
with maximum sales charge	-0.85%	3.48%	5.26%
Class C Shares (12/31/09)
without sales charge	2.83%	7.30%	7.86%
with sales charge	1.83%	6.30%	7.86%
Class K Shares (12/31/09)	2.90%	7.36%	7.94%
Class Y Shares (12/31/09)	3.15%	7.64%	8.12%
Barclays Capital U.S. Aggregate Bond Index[1]	2.72%	3.90%	6.20%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: $11,197 (Class C), $11,209 (Class K), and $11,238 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

While the economic recovery continued in the first half of 2011, concerns over persistent high unemployment, increasing energy prices, and the repercussions of the European debt crisis (e.g. Greece and Ireland) contributed to uncertainty over the near-term economic outlook.

•	RS Money Market Fund returned 0.00% for the six-month period, and underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

•

As of June 30, 2011, the effective 7-day annualized yield[2] for the RS Money Market Fund (Class A shares) was 0.01%, which was the same as the effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc[3].

Market Overview

At the June 22, 2011 meeting of the Federal Reserve Open Market Committee (FOMC), policymakers stated that the economic recovery was continuing at a moderate pace, despite the short-term drag from higher food and energy prices and supply chain disruptions following the earthquake and tsunami in Japan. The FOMC also confirmed that the Federal Reserve (Fed) would end its $600 billion asset purchase program at the end of the second quarter 2011, as planned.

Several factors affected returns in money market funds in the first half of 2011. The federal funds rate remained anchored in the range of 0.00% to 0.25% throughout the period, reducing available returns. Proceeds from maturing investments across the entire money market space were also being reinvested at offering levels that were among the lowest offered historically. Many commercial paper issuers and programs also reduced or halted issuance as commercial paper outstanding continued to decline in 2010 and 2011 from the peak issuance period in 2007.

Portfolio Review

RS Money Market Fund (Class A shares) returned 0.00% for the six-month period that ended June 30, 2011, compared to a 0.09% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index.

The Fund holds the majority of its exposure in high grade Tier 1 commercial paper of either financial or industrial issuers. The Fund was overweight in high quality industrial names and recently began to add high quality insurance/finance names. In the second quarter of 2011, we maintained the Fund’s exposure to floating rate taxable municipal bonds, due to our belief that high quality issuers are offering attractive rates. The Fund also maintained its exposure to stand-alone high grade taxable municipal paper and to U.S. Treasury bills. The Fund does not currently have any exposure to European bank commercial paper or certificates of deposit.

38	www.RSinvestments.com

RS MONEY MARKET FUND

Outlook

Given our outlook for improving but still moderate economic growth, we expect the federal funds rate to remain in the current range of near zero as we move into the second half of 2011. As we look ahead, we expect to focus on issuers that we believe can survive current, often uneven, economic conditions.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

www.RSinvestments.com	39

RS MONEY MARKET FUND

Characteristics

Total Net Assets: $436,330,365

Sector Allocation

Portfolio Statistics

Average Maturity (days)	29
Current 7-day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.69%
Effective 7-day Yield
with fee waiver[2]	0.01%
without fee waiver and maintenance	-0.69%

Annualized historical yields for the 7-day period ended June 30, 2011. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

40	www.RSinvestments.com

RS MONEY MARKET FUND

Top Ten Holdings[4]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.160%	7/7/2011	4.00%
Illinois Tool Works, Inc.	0.050%	7/1/2011	2.29%
Caterpillar Financial Services Corp.	0.070%	7/1/2011	2.29%
American Transmission Co., LLC	0.130%	7/1/2011	2.29%
United Parcel Service, Inc.	0.010%	7/6/2011	2.29%
Metlife Funding, Inc.	0.110%	7/6/2011	2.29%
Unilever Capital Corp.	0.090%	7/8/2011	2.29%
International Business Machines Corp.	0.060%	7/12/2011	2.29%
Hewlett-Packard Co.	0.080%	7/15/2011	2.29%
Air Products & Chemicals, Inc.	0.100%	7/14/2011	2.29%
Total			24.61%

www.RSinvestments.com	41

RS MONEY MARKET FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)	0.00%	0.01%	0.25%	1.71%	1.59%	4.34%
Class B Shares (5/1/96)
without sales charge	0.00%	0.01%	0.13%	1.33%	1.17%	2.53%
with sales charge	-3.00%	-2.99%	-0.54%	1.14%	1.17%	2.53%
Class C Shares (8/7/00)
without sales charge	0.00%	0.01%	0.13%	1.33%	1.17%	1.42%
with sales charge	-1.00%	-0.99%	0.13%	1.33%	1.17%	1.42%
Class K Shares (5/15/01)	0.00%	0.01%	0.18%	1.51%	1.34%	1.36%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]	0.09%	0.18%	0.47%	2.07%	2.16%	4.85%	*

Please refer to page 40 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index while there are expenses associated with the Fund.
2	Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed by the Adviser. In addition, Guardian Investor Services LLC (GIS), the Fund’s subadviser, voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 181 for further information.
3	iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

42	www.RSinvestments.com

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	43

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,025.80	$4.27	0.85%
	Class B	$1,000.00	$1,022.00	$8.02	1.60%
	Class C	$1,000.00	$1,023.00	$8.03	1.60%
	Class K	$1,000.00	$1,023.80	$6.27	1.25%
	Class Y	$1,000.00	$1,026.80	$3.32	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,013.50	$3.99	0.80%
	Class B	$1,000.00	$1,009.70	$7.72	1.55%
	Class C	$1,000.00	$1,009.70	$7.72	1.55%
	Class K	$1,000.00	$1,011.50	$5.98	1.20%
	Class Y	$1,000.00	$1,014.60	$2.89	0.58%
RS High Yield Fund	Class A	$1,000.00	$1,046.30	$4.31	0.85%
	Class B	$1,000.00	$1,042.50	$8.10	1.60%
	Class C	$1,000.00	$1,041.00	$8.10	1.60%
	Class K	$1,000.00	$1,044.30	$6.34	1.25%
	Class Y	$1,000.00	$1,047.30	$3.35	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,042.60	$4.03	0.80%
	Class C	$1,000.00	$1,038.50	$8.07	1.60%
	Class Y	$1,000.00	$1,043.30	$3.36	0.66%

44	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,044.80	$1.61	0.32%
	Class C	$1,000.00	$1,041.30	$4.63	0.91%
	Class Y	$1,000.00	$1,045.40	$1.11	0.22%
RS Floating Rate Fund	Class A	$1,000.00	$1,023.10	$1.72	0.34%
	Class C	$1,000.00	$1,020.00	$4.76	0.95%
	Class K	$1,000.00	$1,021.00	$2.84	0.57%
	Class Y	$1,000.00	$1,023.50	$1.19	0.24%
RS Strategic Income Fund	Class A	$1,000.00	$1,030.00	$1.58	0.31%
	Class C	$1,000.00	$1,028.30	$4.03	0.80%
	Class K	$1,000.00	$1,029.00	$2.56	0.51%
	Class Y	$1,000.00	$1,031.50	$1.09	0.22%
RS Money Market Fund	Class A	$1,000.00	$1,000.00	$0.85	0.17%
	Class B	$1,000.00	$1,000.00	$0.86	0.17%
	Class C	$1,000.00	$1,000.00	$0.83	0.17%
	Class K	$1,000.00	$1,000.00	$0.85	0.17%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Class B	$1,000.00	$1,017.11	$7.75	1.55%
	Class C	$1,000.00	$1,017.11	$7.75	1.55%
	Class K	$1,000.00	$1,018.85	$6.01	1.20%
	Class Y	$1,000.00	$1,021.93	$2.90	0.58%
RS High Yield Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class B	$1,000.00	$1,016.86	$8.00	1.60%
	Class C	$1,000.00	$1,016.86	$8.00	1.60%
	Class K	$1,000.00	$1,018.60	$6.26	1.25%
	Class Y	$1,000.00	$1,021.52	$3.31	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.85	$3.99	0.80%
	Class C	$1,000.00	$1,016.88	$7.98	1.60%
	Class Y	$1,000.00	$1,021.50	$3.33	0.66%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,023.22	$1.59	0.32%
	Class C	$1,000.00	$1,020.26	$4.58	0.91%
	Class Y	$1,000.00	$1,023.71	$1.10	0.22%
RS Floating Rate Fund	Class A	$1,000.00	$1,023.10	$1.72	0.34%
	Class C	$1,000.00	$1,020.08	$4.76	0.95%
	Class K	$1,000.00	$1,021.99	$2.84	0.57%
	Class Y	$1,000.00	$1,023.62	$1.19	0.24%
RS Strategic Income Fund	Class A	$1,000.00	$1,023.24	$1.57	0.31%
	Class C	$1,000.00	$1,020.82	$4.01	0.80%
	Class K	$1,000.00	$1,022.27	$2.55	0.51%
	Class Y	$1,000.00	$1,023.72	$1.09	0.22%
RS Money Market Fund	Class A	$1,000.00	$1,023.95	$0.86	0.17%
	Class B	$1,000.00	$1,023.93	$0.87	0.17%
	Class C	$1,000.00	$1,023.97	$0.84	0.17%
	Class K	$1,000.00	$1,023.95	$0.86	0.17%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 3.8%
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	$1,500,000	$1,519,617
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	728,908	662,822
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	111,034	108,853
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	246,569	248,277
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	1,700,000	1,745,120

Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,462,916
Total Asset Backed Securities (Cost $5,681,562)		5,747,605

	Principal Amount	Value
Collateralized Mortgage Obligations – 17.1%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,063,950	1,077,436
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	244,836	248,250
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	455,129	447,100
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	294,661	293,375
2006-19CB A15 6.00% due 8/25/2036	426,106	351,980
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	915,255	936,067
2003-11 A31 5.50% due 5/25/2033	1,126,894	1,172,363
2002-19 1A1 6.25% due 11/25/2032	284,285	299,299

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 2663 VQ 5.00% due 6/15/2022	$400,000	$436,329
1534 Z 5.00% due 6/15/2023	260,410	260,313
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,529,422
FNMA 2002-77 QG 5.50% due 12/25/2032	1,080,000	1,227,150
2006-45 AC 5.50% due 6/25/2036	136,145	133,403
2002-52 PB 6.00% due 2/25/2032	324,996	332,371
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	802,691	900,582
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	188,995	195,871
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.463% due 6/25/2035(1)	1,016,000	1,020,854
2004-S2 1A3 4.75% due 11/25/2019	956,026	976,644
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	389,897	406,706
2003-7 4A33 5.25% due 9/25/2033	1,607,893	1,676,368
2003-10 3A7 5.50% due 11/25/2033	646,251	675,078
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	289,798	300,273
2003-3 A9 5.50% due 1/25/2034	1,201,053	1,224,709
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	290,458	297,849
Residential Funding Mortgage Securities I, Inc. 2005-S1 2A1 4.75% due 2/25/2020	689,305	707,187
2005-S3 A1 4.75% due 3/25/2020	460,198	462,187
2003-S20 1A4 5.50% due 12/25/2033	187,886	188,118

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	$575,392	$487,551
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	823,060	829,804
2005-1 4A1 5.00% due 2/25/2020	618,845	630,717
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020(3)	763,616	793,211
2004-2 A1 5.00% due 1/25/2019	456,924	471,939
2006-1 A3 5.00% due 3/25/2021	1,011,991	1,006,759
2003-2 A7 5.25% due 2/25/2018(3)	926,609	953,096
2006-7 1A1 5.25% due 6/25/2021	297,387	301,473
2005-6 A1 5.25% due 8/25/2035	592,910	595,735
2004-6 A4 5.50% due 6/25/2034	345,999	372,478
2007-13 A7 6.00% due 9/25/2037	561,148	538,283
Total Collateralized Mortgage Obligations (Cost $25,323,283)		25,758,330

	Principal Amount	Value
Senior Secured Loans – 0.9%
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	250,000	244,750

		244,750
Healthcare – 0.5%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	500,000	501,565
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	246,878	246,994

		748,559

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining – 0.3%
Novelis, Inc. New Term Loan B 3.75% due 3/10/2017(1)	$398,000	$398,135

		398,135
Total Senior Secured Loans (Cost $1,395,324)		1,391,444

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
Adams Outdoor Advertising LP 2010-1 A 5.438% due 12/20/2040(2)	1,192,906	1,240,784
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	1,240,000	1,334,478
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.367% due 9/10/2047(1)	1,500,000	1,636,622
2006-2 A4 5.924% due 5/10/2045(1)	927,000	1,025,890
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	1,500,000	1,566,942
2005-PW10 A4 5.405% due 12/11/2040(1)	400,000	436,064
2005-PW10 AM 5.449% due 12/11/2040(1)	610,000	612,098
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	917,957	963,087
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	1,351,000	1,466,334
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AM 5.394% due 7/15/2044(1)	950,000	962,519
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	1,500,000	1,636,679
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	231,497	231,370
2005-C1 AJ 5.075% due 2/15/2038(1)	630,000	626,731

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C5 AM 5.10% due 8/15/2038(1)	$335,000	$338,590
Four Times Square Trust 2006-4TS A 5.401% due 12/13/2028(2)	900,000	952,721
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	715,000	756,741
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	567,208
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,167,144
2004-GG1 A7 5.317% due 6/10/2036(1)	1,052,000	1,130,304
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-C4 A3 4.106% due 7/15/2046(2)	1,400,000	1,396,979
2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,076,716
2005-LDP5 A4 5.371% due 12/15/2044(1)	720,000	785,715
2001-C1 A3 5.857% due 10/12/2035	317,336	317,838
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,566,517
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	84,338	85,008
2005-HQ7 AAB 5.351% due 11/14/2042(1)(3)	1,384,031	1,432,790
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	558,954
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.286% due 5/18/2032(1)(2)	839,000	894,855
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)(3)	1,500,000	1,578,042
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	519,508	548,742

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-C18 A4 4.935% due 4/15/2042	$705,000	$759,289
2006-C23 AM 5.466% due 1/15/2045(1)	900,000	925,225

WF-RBS Commercial Mortgage Trust 2011-C2 A4 4.869% due 2/15/2044(1)(2)	900,000	922,558
Total Commercial Mortgage-Backed Securities (Cost $30,536,061)		31,501,534

	Principal Amount	Value
Corporate Bonds – 34.6%
Aerospace & Defense – 0.1%
Northrop Grumman Space & Mission Systems Corp. 7.75% due 6/1/2029	150,000	190,648

		190,648
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	250,000	252,987
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	509,574
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	650,000	713,078
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	350,000	357,533

		1,833,172
Banking – 5.8%
American Express Bank FSB 6.00% due 9/13/2017	250,000	282,004
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	400,000	449,678
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	850,000	937,174
City National Corp. 5.125% due 2/15/2013	300,000	313,396
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	150,000	159,658

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
Deutsche Bank AG London 6.00% due 9/1/2017	$300,000	$334,723
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	444,276
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	350,000	343,875
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	213,189
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	451,002
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	650,000	722,327
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	350,507
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	250,000	263,178
Morgan Stanley 5.95% due 12/28/2017	550,000	591,276
PNC Bank N.A. 6.875% due 4/1/2018	200,000	235,729
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	504,296
Santander U.S. Debt S.A. Unipersonal 3.724% due 1/20/2015(2)	400,000	387,186
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	218,736
The Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	429,240
5.625% due 1/15/2017	80,000	84,691
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	400,000	404,579
USB Realty Corp. 6.091% due 1/15/2012(1)(2)(4)	250,000	218,125
Wells Fargo Bank N.A. 5.75% due 5/16/2016	300,000	333,733

		8,672,578
Brokerage – 1.1%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	300,000	295,043

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Brokerage (continued)
Jefferies Group, Inc. Sr. Nt. 3.875% due 11/9/2015	$300,000	$304,871
Lehman Brothers Holdings Capital Trust VII 5.857% due 5/31/2012(4)(5)	200,000	20
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	400,000	421,740
Raymond James Financial, Inc. Sr. Nt. 4.25% due 4/15/2016	300,000	309,707
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	328,928

		1,660,309
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	350,000	384,184
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	413,747

		797,931
Chemicals – 0.9%
Celanese US Holdings LLC Sr. Nt. 5.875% due 6/15/2021	200,000	204,500
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	250,000	267,078
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	321,310
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	200,000	260,112
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	250,000	277,028

		1,330,028
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	337,947

		337,947
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	200,000	211,316

		211,316

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Diversified Manufacturing – 0.2%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	$200,000	$226,436

		226,436
Electric – 1.2%
Alabama Power Co. 5.65% due 3/15/2035	300,000	299,234
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	312,643
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	194,019
Nevada Power Co. 6.65% due 4/1/2036	250,000	288,623
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	450,602
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	296,069

		1,841,190
Energy - Integrated – 0.8%
BP Capital Markets PLC 4.50% due 10/1/2020	250,000	254,949
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	488,732
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	327,608
Tosco Corp. 8.125% due 2/15/2030	125,000	163,329

		1,234,618
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	350,000	430,289
Viacom, Inc. 6.875% due 4/30/2036	200,000	223,281

		653,570
Food And Beverage – 0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	250,000	268,866
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	125,000	138,847
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	316,561

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Food And Beverage (continued)
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	$500,000	$522,028

		1,246,302
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(2)	300,000	301,212

		301,212
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	250,000	269,585
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	191,888
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	430,388
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	638,000

		1,529,861
Health Insurance – 0.2%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	136,675
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	150,000	151,468

		288,143
Healthcare – 0.8%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	250,000	295,035
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	400,000	406,773
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	317,250
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	245,678

		1,264,736
Independent Energy – 1.3%
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	163,211

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy (continued)
Chesapeake Energy Corp. 6.125% due 2/15/2021	$350,000	$354,375
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	662,700	714,059
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	252,764
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	416,000

		1,900,409
Industrial - Other – 0.2%
Princeton University Sr. Nt. 5.70% due 3/1/2039	300,000	335,628

		335,628
Insurance - Life – 2.7%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	200,000	209,275
AXA SA 6.463% due 12/14/2018(1)(2)(4)	200,000	173,000
Genworth Financial, Inc. Sr. Nt. 7.20% due 2/15/2021	600,000	600,428
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/29/2049(1)(4)	400,000	368,000
MetLife, Inc. 6.40% due 12/15/2036	125,000	121,875
Sr. Nt. Series A 6.817% due 8/15/2018	400,000	468,342
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	300,000	341,737
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	400,000	474,362
Symetra Financial Corp. 6.125% due 4/1/2016(2)	300,000	315,896
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	300,000	341,366
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	300,000	309,243

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance - Life (continued)
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	$300,000	$335,815

		4,059,339
Insurance P&C – 1.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	222,577
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	383,891
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	415,544
Liberty Mutual Group, Inc. 5.00% due 6/1/2021(2)	350,000	331,423
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	400,000	421,593
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	300,000	334,537
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	304,500

		2,414,065
Lodging – 0.3%
Host Hotels & Resorts LP 6.875% due 11/1/2014	400,000	410,000

		410,000
Media Cable – 1.3%
Comcast Corp. 6.45% due 3/15/2037	350,000	374,345
6.50% due 1/15/2017	400,000	466,203
Time Warner Cable, Inc. 5.85% due 5/1/2017	700,000	787,187
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	328,875

		1,956,610
Media Noncable – 0.2%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	307,125

		307,125

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining – 1.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	$400,000	$506,824
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	250,000	267,769
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	433,065
FMG Resources August 2006 Pty. Ltd. 6.375% due 2/1/2016(2)	500,000	498,750
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	327,750
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	510,000
United States Steel Corp. Sr. Nt. 7.00% due 2/1/2018	225,000	227,250
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	113,125

		2,884,533
Non Captive Consumer – 0.4%
Household Finance Corp. 6.375% due 11/27/2012	300,000	320,947
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	300,000	311,250

		632,197
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	350,000	350,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(2)	200,000	199,000
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	492,173
6.75% due 3/15/2032	200,000	222,210
KKR Group Finance Co. 6.375% due 9/29/2020(2)	400,000	423,011

		1,686,394

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Oil Field Services – 0.5%
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	$200,000	$221,436
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	211,316
6.50% due 8/1/2036	250,000	257,880

		690,632
Paper – 0.6%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	500,000	509,566
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	350,000	353,063

		862,629
Pharmaceuticals – 0.5%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	330,040
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	350,926

		680,966
Pipelines – 1.2%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	400,000	432,546
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	290,864
Enterprise Products Operating LLC 5.20% due 9/1/2020	150,000	158,166
8.375% due 8/1/2066(1)	100,000	108,250
Magellan Midstream Partners LP 6.55% due 7/15/2019	400,000	464,715
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	350,000	368,481

		1,823,022
Refining – 0.4%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	300,000	332,621
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	191,592

		524,213

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
REITs – 1.0%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	$300,000	$308,070
Equity One, Inc. 6.25% due 12/15/2014	300,000	327,783
ProLogis LP Sr. Nt. 6.875% due 3/15/2020	400,000	441,684
WEA Finance LLC 5.40% due 10/1/2012(2)	350,000	367,777

		1,445,314
Retailers – 0.4%
Macy’s Retail Holdings, Inc. 5.90% due 12/1/2016	350,000	392,897
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	250,000	262,686

		655,583
Technology – 0.9%
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	200,000	214,190
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	250,000	291,162
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	500,000	564,809
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	294,236

		1,364,397
Wireless – 1.0%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	522,074
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	421,101
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	165,334
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	300,000	333,427
6.15% due 2/27/2037	100,000	107,302

		1,549,238

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines – 1.5%
AT&T, Inc. 6.30% due 1/15/2038	$400,000	$423,591
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	329,948
France Telecom S.A. 8.50% due 3/1/2031	115,000	154,778
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	536,875
Telecom Italia Capital SA 5.25% due 11/15/2013 - 10/1/2015	450,000	470,875
Verizon Communications, Inc. 6.40% due 2/15/2038	350,000	379,324

		2,295,391
Total Corporate Bonds (Cost $48,528,184)		52,097,682

	Principal Amount	Value
Hybrid ARMS – 0.3%
FNMA 5.765% due 12/1/2036(1)(3)	270,635	287,530
6.228% due 8/1/2046(1)	214,312	221,264
Total Hybrid ARMS (Cost $488,253)		508,794

	Principal Amount	Value
Mortgage Pass-Through Securities – 14.7%
FHLMC 4.00% due 12/1/2040	5,407,701	5,411,027
5.50% due 6/1/2038	1,098,484	1,188,289
7.00% due 9/1/2038	192,916	221,883
FNMA 4.50% due 7/1/2041(6)	2,800,000	2,896,687
5.00% due 12/1/2034 - 12/1/2039	6,489,933	6,907,475
5.50% due 4/1/2022(3)	158,360	171,752
5.50% due 1/1/2038	4,114,916	4,457,756
6.00% due 8/1/2021	245,551	270,321
6.50% due 1/1/2013 - 7/1/2014	59,717	60,680
7.00% due 6/1/2012 - 6/1/2032	156,620	179,191
7.50% due 12/1/2029 - 2/1/2031	135,444	158,697
8.00% due 6/1/2030 - 9/1/2030	61,682	72,623
GNMA 6.00% due 12/15/2033	109,385	122,465
Total Mortgage Pass-Through Securities (Cost $21,728,570)		22,118,846

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 2.3%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	$300,000	$319,641
California State General Obligation 5.25% due 4/1/2014	200,000	215,000
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	400,000	415,408
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	400,000	413,980
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	600,000	629,646
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series A 5.50% due 11/15/2036	340,000	369,056
New York City Municipal Water Finance Authority Water & Sewer Revenue Build America Bonds-Series EE 6.011% due 6/15/2042	400,000	438,456
Oregon School Board Association 4.759% due 6/30/2028	200,000	185,488
San Diego County California Water Authority Financing Agency Water Revenue Build America Bonds-Series B 6.138% due 5/1/2049	500,000	531,350
Total Municipal Bonds (Cost $3,362,860)		3,518,025

	Principal Amount	Value
U.S. Government Securities – 3.2%
U.S. Treasury Bonds 3.875% due 8/15/2040	500,000	457,813
4.25% due 11/15/2040	2,105,000	2,057,637
4.75% due 2/15/2041	1,956,000	2,079,167
U.S. Treasury Notes 3.125% due 5/15/2021	210,000	209,410
Total U.S. Government Securities (Cost $4,808,222)		4,804,027

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 2.0%
General Electric Capital Corp. 0.08% due 7/14/2011(3)	$2,000,000	$1,999,942

Wal-Mart Stores, Inc. 0.08% due 7/14/2011(3)	1,000,000	999,971
Total Short-Term Investments (Cost $2,999,913)		2,999,913

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,029,001, due 7/1/2011(7)	2,029,000	2,029,000
Total Repurchase Agreements (Cost $2,029,000)		2,029,000
Total Investments - 101.1% (Cost $146,881,232)		152,475,200
Other Liabilities, Net - (1.1)%		(1,695,191)
Total Net Assets - 100.0%		$150,780,009

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $21,838,122, representing 14.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value

Lehman Brothers Holdings Capital Trust VII	5.857%	5/31/2012	$200,000	$200,312	$20

(6)	TBA – To be announced.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$2,069,988

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$5,747,605	$—	$5,747,605

Collateralized Mortgage Obligations	—	25,758,330	—	25,758,330

Senior Secured Loans	—	1,391,444	—	1,391,444

Commercial Mortgage-Backed Securities	—	31,501,534	—	31,501,534

Corporate Bonds	—	52,097,682	—	52,097,682

Hybrid ARMS	—	508,794	—	508,794

Mortgage Pass-Through Securities	—	22,118,846	—	22,118,846

Municipal Bonds	—	3,518,025	—	3,518,025

U.S. Government Securities	—	4,804,027	—	4,804,027

Short-Term Investments	—	2,999,913	—	2,999,913

Repurchase Agreements	—	2,029,000	—	2,029,000

Total	$—	$152,475,200	$—	$152,475,200

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities – 13.8%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$5,500,000	$5,522,445
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	4,775,000	4,837,447
2010-3 A 2.88% due 4/15/2015(1)	3,200,000	3,291,819
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	4,100,000	4,104,856
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	165,772	150,742
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,586,337
2009-2A A4 3.03% due 10/15/2016(1)	2,260,000	2,321,117
BMW Vehicle Lease Trust 2009-1 A4 3.66% due 8/15/2013	6,320,000	6,344,193
Capital One Multi-Asset Execution Trust 2005-A10 A 0.267% due 9/15/2015(2)	2,621,000	2,618,439
2005-A7 A7 4.70% due 6/15/2015	3,830,000	4,007,518
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	372,078	395,314
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	279,170	273,686
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(2)	184,795	186,075
CNH Equipment Trust 2007-C A4B 1.337% due 3/17/2014(2)	2,663,576	2,664,665
2009-C A4 3.00% due 8/17/2015(3)	7,554,000	7,754,492
2007-C A4A 5.42% due 3/17/2014	573,702	574,898
Discover Card Master Trust 2009-A1 A1 1.487% due 12/15/2014(2)	5,914,000	5,983,672

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.887% due 2/15/2017(1)(2)	$6,015,000	$6,248,805
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	2,100,000	2,149,577
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	1,673,418	1,686,069
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	8,000,000	8,193,238
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	7,165,000	7,486,997
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,284,721
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,890,000	1,961,885
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	2,000,000	2,033,448
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	1,682,607	1,695,684
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	5,600,000	5,654,813
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	3,166,675	3,172,917
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	3,555,812	3,631,536
2005-1 A5 4.47% due 12/25/2014	580,000	606,283
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,408	14,346
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	2,000,000	2,004,900
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,500,000	1,533,245

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Asset Backed Securities (continued)
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	$3,600,000	$3,612,427
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	2,200,000	2,244,971
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	1,509,695	1,513,033

Total Asset Backed Securities (Cost $113,759,507)		114,346,610

	Principal Amount	Value
Collateralized Mortgage Obligations – 10.4%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	772,541	783,313
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	3,094,368	3,189,931
2003-S14 3A1 5.50% due 1/25/2034	1,346,997	1,359,813
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	1,696,932	1,705,162
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	432,181	430,295
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	5,978,310	6,164,642
2003-11 A31 5.50% due 5/25/2033	4,963,747	5,164,029
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	1,672,331	1,720,067
2003-8 2A1 5.00% due 4/25/2018	1,567,905	1,591,399
2004-5 5A1 5.00% due 8/25/2019	2,907,031	2,941,689
2003-27 5A2 5.25% due 1/25/2018	2,228,515	2,258,054
2003-27 5A1 5.25% due 11/25/2033	234,766	235,339
2003-11 1A31 5.50% due 6/25/2033	1,928,370	1,971,014

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC 1534 Z 5.00% due 6/15/2023	$108,846	$108,805
20 H 5.50% due 10/25/2023	53,034	56,258
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	1,645,688	1,664,943
FNMA 2003-63 GU 4.00% due 7/25/2033	4,785	4,922
2005-39 CL 5.00% due 12/25/2021	16,026	16,071
2006-45 AC 5.50% due 6/25/2036	43,701	42,821
2002-52 PB 6.00% due 2/25/2032	102,915	105,251
GMAC Mortgage Corp. Loan Trust 2004-J3 A6 5.25% due 7/25/2034	71,905	71,742
2004-J6 2A1 5.25% due 2/25/2035	323,420	323,917
GNMA 2002-93 NV 4.75% due 2/20/2032	900	900
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.479% due 2/25/2035(2)	1,901,321	1,901,804
2004-S2 1A3 4.75% due 11/25/2019	1,730,671	1,767,996
2004-S1 1A7 5.00% due 9/25/2034	2,581,431	2,666,724
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	2,833,716	2,879,277
2003-5 2A1 5.00% due 6/25/2018	902,282	941,181
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	2,071,989	2,107,353
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	1,962,033	2,015,787
2004-2 A3 5.25% due 11/25/2019	1,017,091	1,053,854
2003-3 A9 5.50% due 1/25/2034	2,503,552	2,552,862

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$48,177	$49,403
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	2,356,245	2,298,378
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	3,113,962	3,159,083
2005-S1 2A1 4.75% due 2/25/2020	2,205,424	2,262,638
2003-S20 1A4 5.50% due 12/25/2033	515,652	516,289
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	3,843,654	3,875,149
2005-1 4A1 5.00% due 2/25/2020	2,506,065	2,554,141
2003-30 3A1 5.00% due 10/25/2033	1,140,424	1,139,916
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.419% due 10/25/2033(2)	1,387,456	1,404,510
2003-8 A1 4.50% due 8/25/2018	1,086,584	1,118,430
2003-J 1A9 4.579% due 10/25/2033(2)	6,503,636	6,602,504
2003-N 2A1 4.737% due 12/25/2033(2)	4,570,218	4,625,705
2003-15 1A1 4.75% due 12/25/2018	546,237	563,890
2005-1 1A1 4.75% due 1/25/2020	1,529,768	1,580,801
2003-6 1A1 5.00% due 6/25/2018	1,275,500	1,321,061
2004-2 A1 5.00% due 1/25/2019	1,821,298	1,881,148
2006-7 1A1 5.25% due 6/25/2021	941,028	953,957
Total Collateralized Mortgage Obligations (Cost $85,834,484)		85,704,218

	Principal Amount	Value
Senior Secured Loans – 2.0%
Energy – 0.3%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	2,475,000	2,571,525

		2,571,525

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	$800,000	$783,200

		783,200
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(2)	3,000,000	3,009,390
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	740,633	740,981

		3,750,371
Real Estate Investment Trusts – 0.9%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	4,309,256	4,239,920
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	3,000,000	2,982,510

		7,222,430
Retailers – 0.3%
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(2)	2,700,000	2,582,253

		2,582,253
Total Senior Secured Loans (Cost $16,938,309)		16,909,779

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.9%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	2,052,000	2,208,346
Asset Securitization Corp. 1996-D3 A4 8.109% due 10/13/2026(2)	2,000,000	2,022,930
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	4,250,000	4,506,167
2005-6 A4
5.367% due 9/10/2047(2)	4,900,000	5,346,297
2006-2 A4
5.924% due 5/10/2045(2)	5,500,000	6,086,727
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	810,000	858,748

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2003-T10 A2
4.74% due 3/13/2040	$2,014,000	$2,103,881
2003-PWR2 A4
5.186% due 5/11/2039(2)	3,695,000	3,926,204
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	1,185,506	1,243,791
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	3,500,000	3,798,793
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	9,841	9,843
1999-C1 B
7.23% due 1/17/2032(2)	3,000,000	3,277,336
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	441,091	446,113
2005-LP5 A4
4.982% due 5/10/2043(2)	3,100,000	3,340,391
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	3,650,000	3,706,163
4.523% due 1/15/2015(1)	1,950,000	2,038,074
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	2,072,100
2002-CP5 A1
4.106% due 12/15/2035	430,555	433,554
2004-C5 A2
4.183% due 11/15/2037	73,104	73,064
2004-C2 A2
5.416% due 5/15/2036(2)	6,758,000	7,321,290
1997-C2 F
7.46% due 1/17/2035(2)	2,425,000	2,651,646
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,250,985
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	355,000	372,622
2004-C1 B
4.692% due 11/10/2038(2)	2,315,000	2,416,725
2005-C1 AJ
4.826% due 6/10/2048(2)	3,000,000	2,971,326
2003-C2 A4
5.145% due 7/10/2037	5,300,000	5,609,410

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.654% due 5/10/2040(2)	$2,690,000	$2,890,824
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	4,000,000	4,046,672
2004-GG1 A7 5.317% due 6/10/2036(2)	5,715,000	6,140,388
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	43,262	43,242
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2003-CB6 A2 5.255% due 7/12/2037(2)	3,450,000	3,657,986
2005-LDP5 A4 5.371% due 12/15/2044(2)	6,850,000	7,475,207
2005-LDP5 AM 5.413% due 12/15/2044(2)	4,360,000	4,622,679
2001-C1 A3 5.857% due 10/12/2035	1,133,207	1,135,001
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,573,987
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	5,775,000	6,118,356
2002-C7 A4 4.96% due 12/15/2031	1,500,000	1,566,517
2003-C8 A4 5.124% due 11/15/2032(2)	3,515,000	3,750,863
Merrill Lynch Mortgage Investors Trust 1998-C3 D 7.045% due 12/15/2030(2)	4,500,000	4,886,522
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035(2)	5,135,000	5,473,451
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	375,776	380,699
2004-HQ3 A4 4.80% due 1/13/2041	1,810,000	1,901,762
2003-T11 A3 4.85% due 6/13/2041	521,535	525,676
2005-HQ5 A4 5.168% due 1/14/2042	3,500,000	3,770,668

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-HQ7 AAB 5.351% due 11/14/2042(2)	$1,156,127	$1,196,857
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	1,388,000	1,434,131
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	3,317,000	3,466,534
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	997,811	1,011,107
2002-KEY2 A3
4.865% due 3/18/2036	1,725,000	1,770,892
1999-C1 G
7.286% due 5/18/2032(1)(2)	1,258,000	1,341,749
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,235,472
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	4,256,915	4,282,730
2004-C10 A4
4.748% due 2/15/2041	1,749,290	1,847,724
2003-C8 B
5.03% due 11/15/2035(2)	1,727,000	1,822,241
2004-C11 A5
5.215% due 1/15/2041(2)	3,810,000	4,093,786
2005-C21 A4
5.38% due 10/15/2044(2)	7,400,000	8,069,053
2006-C23 AM
5.466% due 1/15/2045(2)	4,300,000	4,420,521
Total Commercial Mortgage-Backed Securities (Cost $172,097,991)		173,045,823

	Principal Amount	Value
Corporate Bonds – 35.6%
Aerospace/Defense – 0.4%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	3,000,000	3,082,500

		3,082,500
Automotive – 1.1%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	3,000,000	3,061,920
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	3,000,000	3,139,212

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Automotive (continued)
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	$3,000,000	$3,055,488

		9,256,620
Banking – 6.8%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,512,586
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(1)	2,000,000	2,034,788
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	3,000,000	3,046,047
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	1,500,000	1,527,594
Capital One Financial Corp. Sr. Nt. 5.70% due 9/15/2011	3,000,000	3,030,120
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	2,750,000	2,778,726
5.50% due 4/11/2013	2,500,000	2,654,190
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,283,147
5.00% due 5/15/2013	1,150,000	1,227,526
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,521,717
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	2,500,000	2,456,250
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	3,400,000	3,384,248
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	2,000,000	2,105,422
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	1,250,000	1,264,903
6.60% due 4/1/2012	1,250,000	1,305,525
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	3,000,000	3,163,350

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Banking (continued)
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	$750,000	$767,168
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	2,017,186
Royal Bank of Scotland PLC 3.25% due 1/11/2014	3,000,000	3,041,295
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	2,750,000	2,830,311
U.S. Bancorp Sr. Nt. 2.875% due 11/20/2014	3,500,000	3,665,214
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	2,500,000	2,543,027
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	2,500,000	2,513,660
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,531,250

		56,205,250
Building Materials – 0.7%
CRH America, Inc. 5.625% due 9/30/2011	1,054,000	1,065,564
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	2,750,000	2,753,715
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,850,000	1,913,577

		5,732,856
Chemicals – 0.8%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	3,500,000	3,588,284
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	3,000,000	3,133,365

		6,721,649
Construction Machinery – 0.3%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,165,000

		2,165,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Consumer Products – 0.6%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	$3,000,000	$3,211,137
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	1,525,000	1,611,283

		4,822,420
Diversified Manufacturing – 0.2%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,798,954

		1,798,954
Electric – 2.2%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,436,769
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	2,000,000	2,012,500
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	1,500,000	1,501,962
FirstEnergy Corp. Sr. Nt. Ser. B 6.45% due 11/15/2011	2,500,000	2,546,772
FPL Group Capital, Inc. 5.625% due 9/1/2011	1,400,000	1,410,556
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	818,235
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,279,987
Mirant Mid Atlantic Pass-Through Trust Ser. A 8.625% due 6/30/2012	1,159,104	1,179,389
National Rural Utilities Cooperative Finance Corp. 2.625% due 9/16/2012	1,050,000	1,074,058
New York State Electric & Gas Corp. Sr. Nt. 5.50% due 11/15/2012	1,732,000	1,814,105
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	782,202

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June 30, 2011 (unaudited)	Principal Amount	Value
Electric (continued)
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	$2,000,000	$2,160,000

		18,016,535
Energy - Integrated – 0.4%
BP Capital Markets PLC 3.125% due 3/10/2012	3,000,000	3,052,029

		3,052,029
Food And Beverage – 2.3%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	2,500,000	2,561,873
3.00% due 10/15/2012	1,000,000	1,026,783
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	1,998,104
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	1,500,000	1,508,673
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,768,906
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	3,500,000	3,600,786
SABMiller PLC 6.20% due 7/1/2011	1,795,000	1,795,000
Wm. Wrigley Jr. Co. Sec. Nt. 2.45% due 6/28/2012(1)	2,000,000	2,003,988
Sr. Sec. Nt. 3.05% due 6/28/2013(1)	2,000,000	2,044,404

		19,308,517
Gaming – 0.2%
Seminole Indian Tribe of Florida Sr. Sec. Nt. 5.798% due 10/1/2013(1)	1,854,000	1,861,490

		1,861,490
Government Related – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	1,250,000	1,300,000

		1,300,000
Health Insurance – 0.4%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	3,000,000	3,180,831

		3,180,831

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare – 0.8%
AmerisourceBergen Corp. 5.625% due 9/15/2012	$1,750,000	$1,840,225
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	1,085,000	1,118,331
Express Scripts, Inc. 5.25% due 6/15/2012	1,200,000	1,248,451
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	2,640,000	2,717,735

		6,924,742
Home Construction – 0.2%
KB HOME 6.375% due 8/15/2011	1,395,000	1,398,488

		1,398,488
Independent Energy – 0.8%
Chesapeake Energy Corp. 7.625% due 7/15/2013	2,750,000	2,997,500
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	3,500,000	3,749,410

		6,746,910
Insurance - Life – 2.4%
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	3,000,000	3,057,270
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	3,000,000	3,205,404
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	2,500,000	2,583,880
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	2,895,000	3,033,641
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.875% due 9/17/2012(1)	2,000,000	2,043,912
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,224,749
Prudential Financial, Inc. Sr. Nt. Ser. D 5.10% due 12/14/2011	2,000,000	2,035,972
The Hartford Financial Services Group, Inc. Sr. Nt. 5.25% due 10/15/2011	3,000,000	3,036,339

		20,221,167

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June 30, 2011 (unaudited)	Principal Amount	Value
Insurance P&C – 1.3%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	$2,525,000	$2,729,800
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,836,945
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,894,231
XL Capital Finance Europe PLC 6.50% due 1/15/2012	3,000,000	3,085,980

		10,546,956
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	2,000,000	2,135,000

		2,135,000
Media Cable – 0.7%
Cox Communications, Inc. 4.625% due 6/1/2013	2,200,000	2,336,044
Time Warner Cable, Inc. 5.40% due 7/2/2012	3,000,000	3,136,125

		5,472,169
Media Noncable – 0.7%
NBC Universal, Inc. Sr. Nt. 2.10% due 4/1/2014(1)	4,000,000	4,053,060
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,535,625

		5,588,685
Metals And Mining – 2.5%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	2,500,000	2,562,510
Anglo American Capital PLC 2.15% due 9/27/2013(1)	1,700,000	1,722,392
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	3,000,000	3,194,151
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	3,500,000	3,570,000

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	$3,100,000	$3,386,750
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	1,000,000	1,047,059
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,057,250
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	2,000,000	2,085,000
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(1)	1,500,000	1,526,072

		21,151,184
Non Captive Consumer – 0.6%
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	2,500,000	2,600,000
5.40% due 10/25/2011	2,250,000	2,272,435

		4,872,435
Non Captive Diversified – 1.1%
Ally Financial, Inc. 4.50% due 2/11/2014	3,000,000	3,000,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(1)	1,500,000	1,492,500
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,248,704
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	3,500,000	3,588,865

		9,330,069
Oil Field Services – 0.7%
Transocean Ltd. 5.25% due 3/15/2013	2,000,000	2,130,348
Weatherford International Ltd. 5.15% due 3/15/2013	3,500,000	3,698,034

		5,828,382
Packaging – 0.5%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	790,000	812,325

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June 30, 2011 (unaudited)	Principal Amount	Value
Packaging (continued)
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	$3,044,000	$3,131,515

		3,943,840
Paper – 0.1%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,200,000	1,210,500

		1,210,500
Pharmaceuticals – 0.1%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	664,210

		664,210
Pipelines – 1.7%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	2,750,000	2,881,282
Enterprise Products Operating LLC 4.60% due 8/1/2012	1,500,000	1,557,864
Kinder Morgan Energy Partners LP Sr. Nt. 7.125% due 3/15/2012	550,000	574,124
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	2,750,000	2,887,500
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	2,500,000	2,628,983
Plains All American Pipeline LP 4.25% due 9/1/2012	3,000,000	3,101,829

		13,631,582
REITs – 1.0%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	2,000,000	2,110,120
CommonWealth REIT Sr. Nt. 6.95% due 4/1/2012	2,550,000	2,633,599
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	1,000,000	1,051,148
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	2,000,000	2,154,260

		7,949,127

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Retailers – 0.9%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	$3,500,000	$3,824,576
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	3,300,000	3,383,612

		7,208,188
Technology – 1.7%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	1,300,000	1,323,637
4.45% due 9/14/2012	1,500,000	1,553,661
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013(1)	1,200,000	1,202,796
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	500,000	512,040
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,665,458
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,076,964
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	2,250,000	2,345,429
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	2,600,000	2,714,111

		14,394,096
Transportation Services – 0.1%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	1,000,000	1,009,972

		1,009,972
Wireless – 0.1%
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	930,000	954,405

		954,405
Wirelines – 0.8%
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	3,149,319
Telefonica Emisiones SAU 2.582% due 4/26/2013	3,550,000	3,586,721

		6,736,040
Total Corporate Bonds (Cost $290,879,483)		294,422,798

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June 30, 2011 (unaudited)	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 6.228% due 8/1/2046(2)	$75,049	$77,483

Total Hybrid ARMS (Cost $75,726)		77,483

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	92,600	106,504

Total Mortgage-Backed Securities (Cost $96,212)		106,504

	Principal Amount	Value
U.S. Government Securities – 13.2%
U.S. Treasury Notes 0.375% due 6/30/2013	15,000,000	14,971,950
0.75% due 3/31/2013 - 6/15/2014	59,200,000	59,179,841
1.00% due 5/15/2014	34,340,000	34,568,018
1.25% due 3/15/2014	515,000	522,483
Total U.S. Government Securities (Cost $109,230,674)		109,242,292

	Principal Amount	Value
Repurchase Agreements – 6.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $53,600,015, due 7/1/2011(5)	53,600,000	53,600,000
Total Repurchase Agreements (Cost $53,600,000)		53,600,000
Total Investments - 102.4% (Cost $842,512,386)		847,455,507
Other Liabilities, Net - (2.4)%		(19,810,064)
Total Net Assets - 100.0%		$827,645,443

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $98,852,703, representing 11.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2011.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.

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SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLB	0.25%	6/29/2012	$54,675,000

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$114,346,610	$—	$114,346,610

Collateralized Mortgage Obligations	—	85,704,218	—	85,704,218

Senior Secured Loans	—	16,909,779	—	16,909,779

Commercial Mortgage-Backed Securities	—	173,045,823	—	173,045,823

Corporate Bonds	—	294,422,798	—	294,422,798

Hybrid ARMS	—	77,483	—	77,483

Mortgage-Backed Securities	—	106,504	—	106,504

U.S. Government Securities	—	109,242,292	—	109,242,292

Repurchase Agreements	—	53,600,000	—	53,600,000

Total	$—	$847,455,507	$—	$847,455,507

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Corporate Bonds – 89.0%
Aerospace/Defense – 0.7%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$450,000	$477,562
Triumph Group, Inc. 8.625% due 7/15/2018	330,000	361,763

		839,325
Airlines – 0.9%
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(1)	1,100,000	1,078,000

		1,078,000
Automotive – 4.4%
American Axle & Manufacturing, Inc. 7.875% due 3/1/2017	900,000	900,000
Commercial Vehicle Group, Inc. Sr. Sec. Nt. 7.875% due 4/15/2019(1)	520,000	520,000
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 4/15/2015	280,000	302,445
8.00% due 12/15/2016	700,000	787,140
8.125% due 1/15/2020	560,000	648,711
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)	830,000	832,075
Pittsburgh Glass Works LLC Sr.Sec.Nt. 8.50% due 4/15/2016(1)	300,000	308,250
UCI International, Inc. 8.625% due 2/15/2019	680,000	700,400
Visteon Corp. Sr. Nt. 6.75% due 4/15/2019(1)	570,000	550,050

		5,549,071
Banking – 0.7%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	600,000	578,609
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 8/29/2049(2)(3)	300,000	270,000

		848,609

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Brokerage – 2.0%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	$700,000	$686,000
7.875% due 12/1/2015	920,000	924,600
12.50% due 11/30/2017(4)	784,000	917,280

		2,527,880
Building Materials – 1.2%
AS Americas Sr. Sec. Nt. 10.75% due 1/15/2016(1)	600,000	576,750
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(1)	900,000	913,500

		1,490,250
Construction Machinery – 0.5%
RSC Equipment Rental, Inc. 8.25% due 2/1/2021	700,000	696,500

		696,500
Consumer Cyclical Services – 1.2%
The Geo Group, Inc. 6.625% due 2/15/2021(1)	300,000	297,750
Travelport LLC 4.879% due 9/1/2014(3)	910,000	775,775
West Corp. 7.875% due 1/15/2019(1)	480,000	465,600

		1,539,125
Consumer Products – 1.3%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	700,000	693,000
NBTY, Inc. 9.00% due 10/1/2018(1)	900,000	949,500

		1,642,500
Electric – 5.6%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	300,000	306,000
7.875% due 7/31/2020(1)	600,000	627,000
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	750,000	799,845
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	450,000	452,250

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric (continued)
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	$750,000	$768,750
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	46,147	46,955
Ser. B 9.125% due 6/30/2017	429,276	461,472
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	760,000	836,000
NRG Energy, Inc. 8.25% due 9/1/2020	220,000	224,400
8.50% due 6/15/2019	900,000	931,500
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(1)	700,000	687,750
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)(5)	530,000	537,950
8.00% due 6/1/2020	360,000	383,400

		7,063,272
Entertainment – 0.4%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	450,000	482,625

		482,625
Food And Beverage – 3.2%
Aramark Corp. 3.773% due 2/1/2015(3)	135,000	131,287
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	1,170,000	1,190,475
Darling International, Inc. 8.50% due 12/15/2018(1)	600,000	648,000
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(1)	1,250,000	1,337,500
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	760,000	777,100

		4,084,362

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SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Gaming – 1.8%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	$600,000	$484,500
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	471,375
Scientific Games International, Inc. 9.25% due 6/15/2019	620,000	668,825
Wynn Las Vegas LLC 7.75% due 8/15/2020	550,000	597,438

		2,222,138
Healthcare – 7.8%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016	1,200,000	1,158,000
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	920,000	957,950
CHS/Community Health Systems, Inc. 8.875% due 7/15/2015	350,000	360,500
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	900,000	931,500
DaVita, Inc. 6.625% due 11/1/2020	600,000	610,500
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(1)	260,000	269,750
HCA, Inc. Sr. Nt. 6.375% due 1/15/2015	450,000	459,000
Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	271,250
8.50% due 4/15/2019	340,000	375,700
9.875% due 2/15/2017	182,000	202,475
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	536,625
Kindred Healthcare, Inc. 8.25% due 6/1/2019(1)	750,000	746,250
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(1)	750,000	739,687
Teleflex, Inc. 6.875% due 6/1/2019	330,000	334,125
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(4)	500,000	515,000

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June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	$900,000	$929,250
WP Rocket Merger Sub, Inc. Sr. Nt. 10.125% due 7/15/2019(1)	450,000	454,500

		9,852,062
Home Construction – 0.9%
Beazer Homes USA, Inc. Sr. Nt. 9.125% due 5/15/2019(1)	375,000	322,500
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	828,750

		1,151,250
Independent Energy – 7.5%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(1)	870,000	870,000
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018	600,000	618,000
Chesapeake Energy Corp. 6.625% due 8/15/2020	162,000	170,505
9.50% due 2/15/2015	500,000	580,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)	630,000	617,400
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	350,000	362,250
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	830,000	788,500
Continental Resources, Inc. 8.25% due 10/1/2019	270,000	294,975
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)	410,000	408,975
Energy XXI Gulf Coast, Inc. Sr. Nt. 7.75% due 6/15/2019(1)	300,000	298,500
9.25% due 12/15/2017(1)	310,000	330,150
EV Energy Partners L.P. 8.00% due 4/15/2019(1)	280,000	281,050
Harvest Operations Corp. 6.875% due 10/1/2017(1)	300,000	309,750
Linn Energy LLC 6.50% due 5/15/2019(1)	330,000	326,700
7.75% due 2/1/2021(1)	520,000	540,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Independent Energy (continued)
OGX Petroleo e Gas Participacoes S.A. 8.50% due 6/1/2018(1)	$410,000	$421,685
Plains Exploration & Production Co. 6.625% due 5/1/2021	690,000	690,000
Rosetta Resources, Inc. 9.50% due 4/15/2018	280,000	310,100
SandRidge Energy, Inc. 7.50% due 3/15/2021(1)	650,000	658,125
Venoco, Inc. 11.50% due 10/1/2017	560,000	607,600

		9,485,065
Insurance - Life – 2.3%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	700,000	742,000
Genworth Financial, Inc. Sr. Nt. Ser. MTN 6.515% due 5/22/2018	620,000	616,456
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(2)(3)	1,000,000	920,000
Symetra Financial Corp. 8.30% due 10/15/2037(1)(3)	560,000	572,600

		2,851,056
Media Cable – 1.8%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	520,000	543,400
CCO Holdings LLC 6.50% due 4/30/2021	650,000	641,063
7.875% due 4/30/2018	200,000	210,750
DISH DBS Corp. 7.875% due 9/1/2019	820,000	884,575

		2,279,788
Media Noncable – 6.4%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,120,000	1,141,000
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	560,000	569,800
Sr. Nt. 7.625% due 6/15/2021(1)	520,000	530,400
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	600,000	621,000

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Media Noncable (continued)
Gannett Co., Inc. 7.125% due 9/1/2018(1)	$300,000	$301,125
9.375% due 11/15/2017	140,000	154,000
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	159,000
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019(1)	300,000	297,750
7.50% due 4/1/2021(1)	690,000	685,687
11.25% due 6/15/2016	590,000	625,400
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	700,000	752,500
Lamar Media Corp. 6.625% due 8/15/2015	140,000	141,575
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	300,000	310,125
Sinclair Television Group, Inc. 8.375% due 10/15/2018	500,000	525,000
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	480,000	492,000
Valassis Communications, Inc. 6.625% due 2/1/2021	710,000	702,900

		8,009,262
Metals And Mining – 1.9%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(1)	870,000	873,263
Arch Coal, Inc. 7.00% due 6/15/2019(1)	500,000	498,750
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	330,000	340,725
Thompson Creek Metals Co., Inc. 7.375% due 6/1/2018(1)	700,000	686,000

		2,398,738
Natural Gas - Distributors – 0.8%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(1)	410,000	387,450
Inergy L.P. 7.00% due 10/1/2018	600,000	606,000

		993,450

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Non Captive Consumer – 0.5%
Springleaf Finance Corp. Sr. Nt. Ser. I 5.40% due 12/1/2015	$350,000	$320,250
Sr. Nt. Ser. J 6.90% due 12/15/2017	300,000	275,250

		595,500
Non Captive Diversified – 2.4%
Ally Financial, Inc. 8.00% due 3/15/2020 - 11/1/2031	1,010,000	1,083,125
CIT Group, Inc. Sec. Nt. 6.625% due 4/1/2018(1)	300,000	312,750
7.00% due 5/1/2017	900,000	897,750
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	270,937
8.75% due 3/15/2017	480,000	525,000

		3,089,562
Oil Field Services – 1.9%
Basic Energy Services, Inc. 7.75% due 2/15/2019(1)	660,000	663,300
Complete Production Services, Inc. 8.00% due 12/15/2016	370,000	386,650
Oil States International, Inc. 6.50% due 6/1/2019(1)	430,000	432,150
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	890,000	965,650

		2,447,750
Packaging – 2.6%
Berry Plastics Corp. Sec. Nt. 9.75% due 1/15/2021	1,010,000	977,175
Packaging Dynamics Corp. Sr. Sec. Nt. 8.75% due 2/1/2016(1)	500,000	507,500
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	600,000	595,500
8.75% due 5/15/2018(1)	560,000	550,200
9.00% due 4/15/2019(1)	600,000	592,500

		3,222,875

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Paper – 1.4%
Cascades, Inc. 7.75% due 12/15/2017	$300,000	$312,750
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	870,000	874,350
Millar Western Forest Products Ltd. Sr. Nt. 8.50% due 4/1/2021(1)	600,000	540,000

		1,727,100
Pharmaceuticals – 0.8%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019(1)	530,000	543,250
Giant Funding Corp. Sr. Nt. 8.25% due 2/1/2018(1)	500,000	521,250

		1,064,500
Pipelines – 3.3%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	760,000	803,700
Copano Energy LLC 7.125% due 4/1/2021	600,000	592,500
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	600,000	595,500
Martin Midstream Partners L.P. 8.875% due 4/1/2018	450,000	472,500
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	588,000
Regency Energy Partners L.P. 6.50% due 7/15/2021	650,000	658,125
Targa Resources Partners L.P. 6.875% due 2/1/2021(1)	500,000	495,000

		4,205,325
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	420,000	460,950

		460,950
Refining – 2.1%
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014	320,000	334,400
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	870,000	896,100

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Refining (continued)
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	$945,000	$1,096,200
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	300,000	330,750

		2,657,450
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	1,280,000	1,280,000

		1,280,000
Restaurants – 0.2%
Dunkin Finance Corp. Sr. Nt. 9.625% due 12/1/2018(1)	300,000	302,622

		302,622
Retailers – 2.4%
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019(1)	1,100,000	1,089,000
Susser Holdings LLC 8.50% due 5/15/2016	550,000	578,875
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	525,000	551,250
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(1)(4)	790,000	791,975

		3,011,100
Supermarkets – 1.4%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	960,000	972,000
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	710,000	753,488

		1,725,488
Technology – 6.2%
Amkor Technology, Inc. Sr. Nt. 6.625% due 6/1/2021(1)	350,000	336,875
7.375% due 5/1/2018	460,000	467,475
CDW Escrow Corp. Sr. Nt. 8.50% due 4/1/2019(1)	700,000	686,000

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
CDW LLC 11.50% due 10/12/2015(4)	$29,072	$30,671
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	579,025
First Data Corp. Sr. Sec. Nt. 8.75% due 1/15/2022(1)(4)	1,013,000	990,207
Freescale Semiconductor, Inc. 8.05% due 2/1/2020(1)	580,000	582,900
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	530,000	536,625
iGATE Corp. 9.00% due 5/1/2016(1)	650,000	656,500
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	660,000	623,700
Sensata Technologies B.V. 6.50% due 5/15/2019(1)	300,000	299,250
Sitel LLC Sr. Nt. 11.50% due 4/1/2018	450,000	411,750
Softbrands, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	1,000,000	921,430
TransUnion LLC 11.375% due 6/15/2018	600,000	678,000

		7,800,408
Transportation Services – 3.0%
Avis Budget Car Rental LLC 7.75% due 5/15/2016	300,000	305,250
8.25% due 1/15/2019	600,000	607,500
9.625% due 3/15/2018	450,000	480,375
CMA CGM S.A. Sr. Nt. 8.50% due 4/15/2017(1)	680,000	571,200
Hertz Corp. 7.50% due 10/15/2018(1)	700,000	721,000
Navios Maritime Acquisition Corp. Sr. Sec. Nt. 8.625% due 11/1/2017	600,000	591,000
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	360,000	370,800

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Transportation Services (continued)
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	$100,000	$103,250

		3,750,375
Wireless – 5.1%
Cricket Communications, Inc. 7.75% due 10/15/2020	280,000	274,400
Sr. Nt. 7.75% due 10/15/2020(1)	320,000	312,800
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	900,000	933,750
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	1,000,000	1,058,750
NII Capital Corp. 8.875% due 12/15/2019	910,000	1,004,412
10.00% due 8/15/2016	410,000	475,600
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	265,938
Sprint Capital Corp. 6.90% due 5/1/2019	885,000	911,550
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	630,000	639,450
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	500,000	520,000

		6,396,650
Wirelines – 1.0%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	586,575
8.25% due 4/15/2017	280,000	304,500
Windstream Corp. 7.875% due 11/1/2017	330,000	350,213

		1,241,288
Total Corporate Bonds (Cost $110,020,371)		112,063,271

	Principal Amount	Value
Senior Secured Loans – 5.1%
Automotive – 0.8%
Chrysler Group LLC Term Loan 6.00% due 5/24/2017(3)	1,000,000	976,560

		976,560

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 0.6%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.690-4.768% due 10/10/2017(3)	$951,554	$743,535

		743,535
Gaming – 0.9%
Harrah’s Prop Co. Sr. Nt. 3.19% due 2/13/2013(3)	1,400,000	1,176,756

		1,176,756
Media Noncable – 1.3%
Clear Channel Communication, Inc. Term Loan B 3.836% due 1/28/2016(3)	1,964,025	1,663,038

		1,663,038
Oil Field Services – 0.7%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(3)	880,147	878,387

		878,387
Paper – 0.8%
Exopack, LLC Term Loan 6.50% due 5/26/2017(3)	1,000,000	996,630

		996,630
Total Senior Secured Loans (Cost $6,609,171)		6,434,906

	Shares	Value
Common Stocks – 0.6%
Non Captive Diversified – 0.6%
Citigroup, Inc.	16,661	693,764

		693,764
Total Common Stocks (Cost $501,597)		693,764

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Repurchase Agreements – 2.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $3,226,001, due 7/1/2011(6)	$3,226,000	$3,226,000
Total Repurchase Agreements (Cost $3,226,000)		3,226,000
Total Investments - 97.3% (Cost $120,357,139)		122,417,941
Other Assets, Net - 2.7%		3,461,433
Total Net Assets - 100.0%		$125,879,374

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $53,824,407, representing 42.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Maturity is perpetual. Maturity date presented represents the next call date.
(3)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Non-income producing security.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$3,294,980

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$112,063,271	$—	$112,063,271

Senior Secured Loans	—	6,434,906	—	6,434,906

Common Stocks	693,764	—	—	693,764

Repurchase Agreements	—	3,226,000	—	3,226,000

Total	$693,764	$121,724,177	$—	$122,417,941

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 93.6%
Alabama – 0.1%
Alabama 21st Century Auth. Tobacco Settlement Rev. 5.75% due 12/1/2019	$160,000	$162,477

		162,477
Arizona – 2.1%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,038,790
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,598,205
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,692,840
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	592,888
Phoenix , AZ G.O. Ser. B 5.375% due 7/1/2012(1)	420,000	441,231
5.375% due 7/1/2020	580,000	599,598

		5,963,552
California – 7.7%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,623,900
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser.B 5.25% due 12/1/2037	1,500,000	1,390,620
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,660,305
California St. Pub. Wrks. Brd. Lease Rev. Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A 6.125% due 4/1/2028	1,000,000	1,060,820
Trustees Calif. St. Univ. Ser. D 6.125% due 4/1/2028	1,245,000	1,357,162
Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,875,000	1,981,688
Dept. Dev. Svcs. Porterville Ser. C 6.50% due 4/1/2029	1,500,000	1,640,730
California St. Var. Purp. G.O. 6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,367,800
6.50% due 4/1/2033	2,000,000	2,218,740
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	1,115,000	1,108,120

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A, AMBAC insured 5.00% due 6/1/2021	$1,500,000	$1,500,030
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,099,260

		22,009,175
Colorado – 2.2%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(2)	1,825,000	1,805,089
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A, FHA Insured 5.50% due 11/1/2029	1,270,000	1,306,652
North Metro Fire Rescue Dist. CO G.O., AMBAC insured 5.00% due 12/1/2027	1,000,000	1,055,580
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA insured 5.25% due 12/1/2026	1,895,000	2,035,666

		6,202,987
Connecticut – 2.4%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,637,880
Connecticut St. G.O. Ser. C 5.75% due 11/1/2019	1,500,000	1,828,665
Connecticut St. Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,701,015
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	1,500,000	1,605,090

		6,772,650
Delaware – 0.5%
Wilmington Delaware G.O. Ser. A 5.00% due 12/1/2018(1)	1,195,000	1,432,339
5.00% due 12/1/2028	55,000	58,965

		1,491,304

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
District Of Columbia – 0.7%
Metropolitan Washington DC Arpt. Auth. Sys. Ser. A 5.00% due 10/1/2026	$2,000,000	$2,126,040

		2,126,040
Florida – 4.5%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,623,360
Florida St. Brd. of Ed. Ser. A 5.00% due 1/1/2022	2,000,000	2,248,280
Dept. Trans. - Right of Way 5.375% due 7/1/2027	1,500,000	1,633,185
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,626,450
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C 5.00% due 7/1/2026	2,480,000	2,606,356
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,599,990
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	1,500,000	1,498,935

		12,836,556
Georgia – 3.4%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,256,140
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	2,090,651
5.00% due 2/1/2032 - 2/1/2036	2,740,000	2,825,102
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA insured 5.00% due 7/1/2026	1,500,000	1,565,340

		9,737,233
Illinois – 2.5%
Illinois St. G.O. 5.00% due 1/1/2019	3,350,000	3,580,514
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ref. Ser. A-1 5.25% due 1/1/2030	2,000,000	2,031,460
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Ser. B 5.50% due 1/1/2033	1,500,000	1,531,935

		7,143,909

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Indiana – 0.7%
Indiana Fin. Auth. Hlth. Sys. Rev. Sisters of St. Francis Hlth. 5.00% due 11/1/2025	$2,000,000	$2,074,260

		2,074,260
Iowa – 0.8%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	1,882,125
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	500,000	534,620

		2,416,745
Kansas – 1.6%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,699,005
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA insured 5.125% due 4/1/2022	1,300,000	1,379,729
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,579,935

		4,658,669
Louisiana – 1.8%
De Soto Parish LA Environmental Impt. Rev. Ref-AMT-Intl. Paper Co. Proj. Ser. A 5.00% due 11/1/2018	1,925,000	1,924,865
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,644,347
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,655,070

		5,224,282
Maine – 0.6%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,640,070

		1,640,070
Maryland – 1.8%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,638,870
Baltimore Cnty. MD Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,695,780

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Maryland (continued)
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	$1,500,000	$1,799,265

		5,133,915
Massachusetts – 5.4%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,574,115
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. B 5.00% due 5/1/2030	1,500,000	1,570,695
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,065,600
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,551,825
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,628,190
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,547,700
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,686,135
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,656,945
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	2,000,000	2,121,140

		15,402,345
Michigan – 1.5%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,256,180
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,930,911

		4,187,091
Minnesota – 2.5%
Minnesota St. G.O. 5.00% due 8/1/2022	1,500,000	1,671,465
Minnesota St. Var. Purp. Ser. D G.O. 5.00% due 8/1/2022 - 8/1/2024	3,500,000	4,007,550
Rochester, MN Waste Wtr. Ser. A G.O. 5.00% due 2/1/2026	1,500,000	1,578,450

		7,257,465

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Mississippi – 0.6%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	$1,500,000	$1,599,435

		1,599,435
Missouri – 2.4%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	1,500,000	1,625,280
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ctl. St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,734,465
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lein) 5.00% due 5/1/2025	1,500,000	1,614,780
(2nd Lein) 5.25% due 5/1/2018	1,500,000	1,770,120

		6,744,645
Montana – 0.7%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	2,003,140

		2,003,140
New Jersey – 5.1%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,109,060
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,586,955
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,564,095
New Jersey Garden St. Preservation Tr. Ser. A , FSA insured 5.50% due 11/1/2015	1,500,000	1,747,950
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,576,695
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	2,000,000	2,099,740
Transn. Sys. Ser. C, FSA Insured 5.50% due 12/15/2016	1,500,000	1,710,390

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	$2,000,000	$2,227,400

		14,622,285
New York – 4.2%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Ser. B 5.00% due 11/15/2034	1,500,000	1,524,495
New York NY Ser. D1 5.125% due 12/1/2024	1,500,000	1,624,365
New York NY G.O. Ser. H-1 5.25% due 3/1/2021	1,500,000	1,706,100
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,222,300
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,598,865
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,614,630
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,603,650

		11,894,405
North Carolina – 3.2%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,847,177
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,686,688
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,610,205
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,778,130
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,369,380

		9,291,580
Ohio – 2.8%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,042,520
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,579,605

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Ohio (continued)
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC insured 5.25% due 12/1/2016	$1,000,000	$1,056,590
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,650,450
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,558,680

		7,887,845
Oklahoma – 0.6%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,776,771

		1,776,771
Oregon – 2.4%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	1,500,000	1,697,325
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,615,405
Oregon St. Dept. Trans. Hwy. User Tax Rev. Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,561,185
Oregon St. Facs. Auth. Rev. Ref-Legacy Health Sys. Ser. A 5.00% due 3/15/2030	1,000,000	993,920
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,111,570

		6,979,405
Pennsylvania – 1.1%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	983,540
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,106,650
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,077,690

		3,167,880

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Puerto Rico – 10.4%
Puerto Rico Comwlth. G.O. Pub. Impt. 5.25% due 7/1/2018	$2,000,000	$2,116,060
Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	527,340
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,613,037
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC insured 5.00% due 7/1/2024	1,500,000	1,497,150
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	2,012,180
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. TT 5.00% due 7/1/2024	1,500,000	1,507,695
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA insured 5.00% due 7/1/2022	1,500,000	1,563,735
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.375% due 7/1/2024	2,000,000	2,043,760
5.50% due 7/1/2021	1,500,000	1,592,745
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	2,000,000	2,035,060
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,021,400
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	500,000	528,275
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,570,989
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,290,767
7.00% due 7/1/2021	1,500,000	1,626,345
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Ser. A 5.00% due 8/1/2024	2,000,000	2,049,280
5.25% due 8/1/2027	1,500,000	1,544,670
6.125% due 8/1/2029	1,500,000	1,544,160

		29,684,648
Rhode Island – 0.8%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	1,205,000	1,220,111
6.125% due 6/1/2032	1,015,000	1,016,025

		2,236,136

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
South Carolina – 1.1%
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A 5.50% due 1/1/2015	$1,500,000	$1,720,680
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,563,075

		3,283,755
Tennessee – 2.6%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,440,030
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,309,188
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,633,395
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,562,669
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,594,245

		7,539,527
Texas – 7.9%
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,141,840
Fort Bend Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.00% due 2/15/2029	1,500,000	1,610,460
Harris Cnty. Tex. Flood Ctl. Dist. Ref-Contract Tax Ser. A 5.00% due 10/1/2034	2,000,000	2,085,500
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,678,695
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,580,895
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,590,570
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	4,250,000	4,697,235
North Tex. Twy. Auth. Rev. Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,585,965
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,589,775

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Texas (continued)
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	2,130,000	2,264,147
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,615,800

		22,440,882
Virginia – 1.7%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	528,570
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,500,000	1,663,335
Virginia St. Pub. Sch. Auth. Ser. B 5.00% due 8/1/2028	1,500,000	1,608,720
5.25% due 8/1/2033	1,000,000	1,062,990

		4,863,615
Washington – 2.5%
Clark Cnty. WA Pub. Utility Dist. No. 001, Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,082,760
Energy Northwest WA Elec. Rev. Ref-Columbia Generating Ser. A 5.00% due 7/1/2023	1,500,000	1,693,635
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	1,815,000	1,963,794
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,425,000	1,446,204

		7,186,393
Wisconsin – 0.7%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,030,800

		2,030,800
Total Municipal Bonds (Cost $258,765,828)		267,673,872

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 3.5%
Metropolitan Wtr. Dist. of Southern Calif. Wtrwks. Rev. Ser. B-3 0.02% due 7/1/2035(2)	$1,200,000	$1,200,000
New York NY G.O. Subser. H-4 0.03% due 3/1/2034(2)	2,000,000	2,000,000
Lower Neches Valley Auth. Tex. Ind. Dev. Corp. Rev. ExxonMobil 0.02% due 11/1/2038(2)	3,750,000	3,750,000
Sublette Cnty. WY Poll. Ctl. Rev. Exxon Proj. 0.02% due 11/1/2014(2)	3,000,000	3,000,000
Total Short-Term Investments (Cost $9,950,000)		9,950,000
Total Investments - 97.1% (Cost $268,715,828)		277,623,872
Other Assets, Net - 2.9%		8,396,067
Total Net Assets - 100.0%		$286,019,939

(1)	Pre-refunded.
(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$267,673,872	$—	$267,673,872

Short-Term Investments	—	9,950,000	—	9,950,000

Total	$—	$277,623,872	$—	$277,623,872

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Municipal Bonds – 96.1%
California – 11.6%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	$1,500,000	$1,529,085
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser.B 5.25% due 12/1/2037	1,500,000	1,390,620
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,585,350
6.625% due 11/1/2034	2,000,000	2,148,400
California St. Var. Purp. G.O. 6.00% due 11/1/2039	1,500,000	1,596,750
San Diego Calif. Redev. Agy. Tax Allocation Rev. City Heights Redev. Ser. A 5.625% due 9/1/2040	1,000,000	865,220
Naval Training Ctr. Ser. A 5.75% due 9/1/2040	1,000,000	926,920
San Ysidro Redev. Ser. A 5.75% due 9/1/2040	1,000,000	886,990
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,815,611

		12,744,946
Colorado – 2.8%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	946,840
Regl. Transn. Dist. CO Private Activity Rev. Denver Trans. Partners 6.00% due 1/15/2026 -1/15/2041	2,170,000	2,187,393

		3,134,233
District Of Columbia – 1.3%
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,487,745

		1,487,745
Florida – 5.2%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,623,360

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Florida (continued)
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	$1,600,000	$1,657,232
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,495,000	2,431,377

		5,711,969
Georgia – 1.2%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,327,213

		1,327,213
Illinois – 7.5%
Chicago IL O’Hare International Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,545,300
Cook Cnty. IL Rev. Navistar International-Recovery Zone Fac. 6.50% due 10/15/2040	2,000,000	2,057,220
Illinois Fin. Auth. Rev. Temps-50-Park Place Elmhurst Ser. D-3 6.25% due 8/15/2015	1,250,000	1,252,975
Ref-Roosevelt Univ. Proj. 6.25% due 4/1/2029	1,500,000	1,530,750
Illinois St. G.O. Ser. A 5.00% due 9/1/2031	2,000,000	1,914,160

		8,300,405
Indiana – 1.6%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	1,732,382

		1,732,382
Kentucky – 2.2%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev. Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,475,375

		2,475,375
Louisiana – 2.7%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	1,500,000	1,557,330

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Louisiana (continued)
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	$1,500,000	$1,430,685

		2,988,015
Maryland – 1.4%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,546,200

		1,546,200
Massachusetts – 2.3%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev. Ser. B-1 7.25% due 6/1/2016	1,000,000	999,940
Groves-Lincoln Ser. A 7.50% due 6/1/2029	1,000,000	1,005,800
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2033(2)	500,000	487,990

		2,493,730
Michigan – 2.6%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser.C 5.50% due 12/1/2028	1,200,000	1,205,796
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Sr. Ser. A 5.25% due 6/1/2022	2,000,000	1,632,440

		2,838,236
Nevada – 1.3%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,500,000	1,404,990

		1,404,990
New Jersey – 6.5%
New Jersey Economic Dev. Auth. Rev. Cigarette Tax 5.75% due 6/15/2029-6/15/2034	4,060,000	3,806,007
MSU Student Hsg. Proj.-Provident Group- Montclair LLC
5.875% due 6/1/2042	2,000,000	1,849,140

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
New Jersey (continued)
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028(2)	$1,500,000	$1,502,820

		7,157,967
New Mexico – 3.2%
Farmington NM Poll. Ctrl. Rev. Ref. Pub. Svc. N Mex San Juan Ser. D 5.90% due 6/1/2040	2,000,000	1,959,140
Ref. Pub. Svc. N Mex Ser. F 6.25% due 6/1/2040	1,600,000	1,589,296

		3,548,436
New York – 4.1%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,504,065
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,477,425
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK International Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,537,800

		4,519,290
Ohio – 3.3%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. . Proj. 6.00% due 6/1/2045	1,500,000	1,407,405
Ohio St. Environmental Facs. Rev. Ford Motor Co. Proj. 5.95% due 9/1/2029	760,000	746,700
6.15% due 6/1/2030	1,500,000	1,500,015

		3,654,120
Oklahoma – 1.4%
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,522,185

		1,522,185
Pennsylvania – 4.8%
Cumberland Cnty. PA Mun. Auth. Rev. Asbury PA Oblig. Group 6.00% due 1/1/2030	1,250,000	1,158,012
Diakon Lutheran 6.125% due 1/1/2029	1,500,000	1,510,260

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Pennsylvania (continued)
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	$1,500,000	$1,501,770
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Ser. A 6.50% due 12/1/2036	1,000,000	1,096,430

		5,266,472
Puerto Rico – 6.0%
Puerto Rico Comwlth. G.O. Ref-Pub. Impt. Ser. E 5.625% due 7/1/2033(2)	1,000,000	963,620
Ref-Pub. Impt. Ser. B 5.875% due 7/1/2036	1,000,000	1,005,550
6.50% due 7/1/2037	1,500,000	1,582,020
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. XX 5.75% due 7/1/2036	1,500,000	1,526,295
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. C 6.00% due 8/1/2039	1,500,000	1,558,350

		6,635,835
Rhode Island – 0.5%
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	600,606

		600,606
South Carolina – 2.9%
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,780,000	1,802,553
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,427,025

		3,229,578
Tennessee – 4.2%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,440,030
Maury Cnty. TN Indl. Dev. Brd. Poll. Ctrl. Rev. Multi-Modal Ref-Saturn Corp. Proj. 6.50% due 9/1/2024(1)	1,500,000	1,505,955

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Tennessee (continued)
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	$1,665,000	$1,638,676

		4,584,661
Texas – 10.9%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,473,540
Dallas-Fort Worth Tex. International Arpt. Rev. Jt Ser. A FGIC Insured 6.125% due 11/1/2035	1,500,000	1,500,315
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref Ser. F 5.75% due 1/1/2033	2,000,000	2,008,560
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	1,500,000	1,508,325
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien-LBJ Infrastructure 7.00% due 6/30/2040	1,500,000	1,589,100
Sr. Lien-NTE Mobility 7.50% due 12/31/2031	1,500,000	1,680,735
Sr. Lien-LBJ Infrastructure 7.50% due 6/30/2033	2,000,000	2,232,460

		11,993,035
Washington – 1.7%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,917,135

		1,917,135
Wisconsin – 2.9%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser. B 5.75% due 11/1/2025	1,710,000	1,714,532
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,520,610

		3,235,142
Total Municipal Bonds (Cost $105,719,100)		106,049,901

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Short-Term Investments – 2.6%

California St. Econ. Recovery G.O. Ser. C-3 0.03% due 7/1/2023(1)	$2,900,000	$2,900,000
Total Short-Term Investments (Cost $2,900,000)		2,900,000
Total Investments - 98.7% (Cost $108,619,100)		108,949,901
Other Assets, Net - 1.3%		1,453,251
Total Net Assets - 100.0%		$110,403,152

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)	When-issued security.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$106,049,901	$—	$106,049,901

Short-Term Investments	—	2,900,000	—	2,900,000

Total	$—	$108,949,901	$—	$108,949,901

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Senior Secured Loans – 81.6%
Aerospace/Defense – 1.5%
Sequa Corp. Term Loan 3.50%–3.51% due 12/3/2014(1)	$11,999,413	$11,809,462
The SI Organization, Inc. New Term Loan B 4.50% due 11/22/2016(1)	11,947,481	11,865,402

		23,674,864
Airlines – 1.5%
Delta Air Lines, Inc. New Term Loan B 5.50% due 4/20/2017(1)	23,500,000	23,250,430

		23,250,430
Brokerage – 0.1%
Fortress Investment Group LLC Term Loan B 5.75% due 9/30/2015(1)	2,433,036	2,460,407

		2,460,407
Building Materials – 2.1%
CPG International, Inc. New Term Loan B 6.00% due 2/18/2017(1)	17,412,500	17,390,734
Nortek, Inc. Term Loan 5.25%-6.25% due 4/26/2017(1)	15,000,000	14,962,500

		32,353,234
Chemicals – 4.4%
Momentive Specialty Chemicals, Inc. Extended Term Loan C1 4.00% due 5/5/2015(1)	3,474,585	3,411,174
Extended Term Loan C2 4.00% due 5/5/2015(1)	1,465,314	1,438,572
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	10,473,750	10,425,780
Nusil Technology LLC New Term Loan 5.25% due 4/7/2017(1)	16,596,610	16,562,089
Styron S.A.R.L LLC New Term Loan B 6.00% due 8/2/2017(1)	19,910,000	19,877,746
Univar, Inc. Term Loan B 5.00% due 6/30/2017(1)	17,412,500	17,367,053

		69,082,414

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Communications – 0.9%
Savvis Communications Corp. Term Loan 6.75% due 8/4/2016(1)	$14,914,900	$14,980,227

		14,980,227
Construction Machinery – 1.2%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	12,967,500	13,032,338
The Manitowoc Co., Inc. New Term Loan B 4.25% due 11/13/2017(1)	6,000,000	6,017,820

		19,050,158
Consumer Cyclical Services – 2.7%
Affinion Group, Inc. Term Loan B 5.00% due 10/10/2016(1)	9,954,849	9,931,754
Ascend Learning Term Loan B 7.00% - 7.75% due 12/6/2016(1)	9,950,005	9,925,130
KAR Auction Services, Inc. Term Loan B 5.00% due 5/19/2017(1)	12,500,000	12,578,125
Language Line LLC New Term Loan B 6.25% due 6/20/2016(1)	6,355,477	6,359,481
Waste Industries USA, Inc. Term Loan B 4.75% due 3/17/2017(1)	3,982,500	3,982,500

		42,776,990
Consumer Products – 2.5%
AMSCAN Holdings, Inc. Term Loan B 6.75% due 12/4/2017(1)	14,409,906	14,433,971
Armored Autogroup, Inc. Term Loan B 6.00% due 11/4/2016(1)	9,975,000	9,968,815
Reynolds Group Holdings, Inc. Tranche E Term Loan 4.25% due 2/9/2018(1)	14,962,500	14,860,306

		39,263,092
Diversified Manufacturing Operations – 0.8%
Goodman Global Holdings, Inc. 1st Lien Term Loan 5.75% due 10/28/2016(1)	11,914,975	11,931,537

		11,931,537

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 3.1%
Calpine Corp. New Term Loan 4.50% due 4/2/2018(1)	$14,962,500	$14,795,668
Race Point Power Term Loan 7.75% due 11/9/2017(1)	3,818,182	3,825,360
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(1)	17,000,000	16,840,710
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.69% - 4.768% due 10/10/2017(1)	11,536,666	9,014,636
Non-Extended Term Loan 3.69% due 10/10/2014(1)	5,000,000	4,225,000

		48,701,374
Energy-Independent – 1.3%
Equipower Resources Holdings LLC Term Loan B 5.75% due 1/26/2018(1)	6,982,500	6,976,704
GenOn Energy, Inc. Term Loan B 6.00% due 9/8/2017(1)	12,909,962	12,888,403

		19,865,107
Entertainment – 0.4%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	6,443,562	6,427,453

		6,427,453
Finance Companies – 3.3%
Delos Aircraft, Inc. Term Loan B2 7.00% due 3/17/2016(1)	1,423,077	1,434,348
International Lease Finance Corp. Term Loan B1 6.75% due 3/17/2015(1)	2,576,923	2,578,005
MoneyGram International, Inc. Term Loan B 4.50% - 5.50% due 11/17/2017(1)	8,717,949	8,715,769
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	25,000,000	24,475,000
Trans Union LLC New Term Loan B 4.75% due 2/12/2018(1)	15,461,250	15,437,131

		52,640,253

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Food – 2.1%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(1)	$17,000,000	$16,942,370
Dole Food Co., Inc. Term Loan B 5.00% due 7/6/2018(1)	5,400,885	5,396,403
Term Loan C 5.00% due 7/6/2018(1)	10,030,216	10,021,890

		32,360,663
Food And Beverage – 2.2%
Michael Foods Group, Inc. Term Loan 4.25% due 2/23/2018(1)	12,967,500	12,955,959
NBTY, Inc. New Term Loan B 4.25% due 10/2/2017(1)	15,671,250	15,671,250
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	5,417,208	5,442,019

		34,069,228
Gaming – 1.8%
Boyd Gaming Corp. Term Loan 3.686% due 12/17/2015(1)	9,750,000	9,410,505
Caesars Entertainment Operating Co. Term Loan B1 3.274% due 1/28/2015(1)	4,000,000	3,600,920
City Center Holdings LLC New Term Loan 7.50% due 1/13/2015(1)	6,000,000	6,030,000
Harrah’s Prop Co. Senior Note 3.19% due 2/13/2013(1)	12,000,000	10,086,480

		29,127,905
Healthcare – 12.8%
Alliance Healthcare Services, Inc. Term Loan B 5.50% due 6/1/2016(1)	12,912,053	12,866,344
CareStream Health, Inc. Term Loan B 5.00% due 2/25/2017(1)	19,950,000	18,603,375
Community Health Systems, Inc. Extended Term Loan B 3.754% due 1/25/2017(1)	9,974,875	9,728,396

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Emergency Medical Services Corp. Term Loan 5.25% due 5/25/2018(1)	$24,937,500	$24,837,750
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	15,097,345	15,144,600
Healthspring, Inc. Term Loan B 6.00% due 10/21/2016(1)	4,941,785	4,929,431
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	1,975,022	1,975,950
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(1)	12,000,000	11,970,000
Multiplan, Inc. New Term Loan B 4.75% due 8/26/2017(1)	11,650,822	11,581,616
National Mentor Holdings, Inc. New Term Loan B 7.00% due 2/9/2017(1)	21,945,000	21,855,903
Rural/Metro Corp. Term Loan 5.75% due 6/29/2018(1)	15,000,000	14,962,500
Select Medical Corp. New Term Loan B 5.50% due 5/25/2018(1)	18,500,000	18,130,000
Skilled Healthcare Group, Inc. Term Loan B 5.25% due 4/8/2016(1)	13,921,636	13,934,723
United Surgical Partners International, Inc. Term Loan B 2.19%-2.28% due 4/19/2014(1)	11,468,417	11,217,602
Delayed Draw Term Loan 2.19% due 4/21/2014(1)	1,931,515	1,889,273
Vanguard Health Holding Co. II LLC Term Loan B 5.00% due 1/29/2016(1)	7,942,650	7,929,862

		201,557,325
Insurance P&C – 1.6%
Asurion Corp. New 1st Lien Term Loan 5.50% due 5/24/2018(1)	25,000,000	24,656,250

		24,656,250

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Insurance - Life – 0.4%
Sedgwick CMS Holdings, Inc. New Term Loan 5.00% due 12/30/2016(1)	$6,978,461	$6,969,738

		6,969,738
Media Cable – 0.6%
Weather Channel New Term Loan B 4.25% due 2/13/2017(1)	8,970,000	8,991,169

		8,991,169
Media Noncable – 2.0%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	13,904,950	13,964,046
Intelsat Jackson Holdings Ltd. Term Loan 3.285% due 2/2/2014(1)	4,000,000	3,838,320
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25% due 4/2/2018(1)	13,000,000	13,027,040

		30,829,406
Metals And Mining – 2.5%
American Rock Salt Holdings LLC Term Loan 5.50% due 4/19/2017(1)	14,000,000	13,991,320
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/1/2017(1)	15,020,000	15,033,368
Novelis, Inc. New Term Loan B 3.75% due 3/10/2017(1)	9,927,531	9,930,906

		38,955,594
Non Captive Diversified – 1.0%
CIT Group, Inc. Term Loan 3 6.25% due 8/11/2015(1)	15,000,000	15,072,300

		15,072,300
Oil Field Services – 1.1%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	17,955,000	17,919,090

		17,919,090

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Paper – 0.9%
Exopack LLC Term Loan 6.50% due 5/26/2017(1)	$15,000,000	$14,949,450

		14,949,450
Pharmaceuticals – 0.8%
Convatec, Inc. Term Loan 5.75% due 12/22/2016(1)	11,965,000	11,932,575

		11,932,575
Pipelines – 1.0%
Gibson Energy Term Loan B 5.75% due 6/14/2018(1)	16,500,000	16,384,500

		16,384,500
Real Estate Investment Trusts – 3.2%
Capital Automotive L.P. New Term Loan B 5.00% due 3/10/2017(1)	16,796,936	16,784,339
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(1)	6,693,990	6,586,283
Term Loan A2 7.00% due 6/30/2014(1)	17,000,000	16,922,140
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(1)	9,500,000	9,444,615

		49,737,377
Refining – 0.6%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	1,892,857	1,911,786
Term Loan C 9.00% due 6/23/2017(1)	7,944,862	8,254,711

		10,166,497
Restaurants – 3.2%
Burger King Corp. New Term Loan B 4.50% due 10/19/2016(1)	14,427,500	14,376,427
DineEquity, Inc. New Term Loan B 4.25% due 10/19/2017(1)	5,000,000	4,999,200
Dunkin’ Brands, Inc. Add on Term Loan B 4.25% due 11/23/2017(1)	14,680,083	14,651,750

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Restaurants (continued)
Focus Brands, Inc. Term Loan B 5.25% due 11/4/2016(1)	$7,438,287	$7,489,463
Wendy’s/Arby’s Restaurants LLC Term Loan B 5.00% due 5/24/2017(1)	8,483,399	8,479,072

		49,995,912
Retailers – 7.3%
Bass Pro Group LLC New Term Loan B 5.25% due 6/23/2017(1)	17,000,000	17,015,130
General Nutrition Centers, Inc. New Term Loan B 4.25% due 3/2/2018(1)	11,250,000	11,207,813
Gymboree Corp. New Term Loan 5.00% due 2/23/2018(1)	16,915,000	16,370,506
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(1)	14,000,000	13,389,460
Michaels Stores, Inc. Term Loan B1 2.50% - 2.563% due 10/31/2013(1)	4,628,823	4,543,097
Term Loan B2 4.75% - 4.813% due 7/31/2016(1)	1,851,518	1,838,891
Petco Animal Supplies, Inc. New Term Loan 4.50% due 11/24/2017(1)	14,355,000	14,302,748
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	16,000,000	16,028,960
The Neiman Marcus Group, Inc. New Term Loan 4.75% due 5/16/2018(1)	20,000,000	19,709,000

		114,405,605
Technology – 9.7%
Attachmate Corp. New Term Loan B 6.50% due 4/27/2017(1)	14,000,000	13,995,660
New 2nd Lien Term Loan 9.50% due 5/19/2017(1)	2,000,000	2,021,660
CDWC LLC Extended Term Loan 4.50% due 7/14/2017(1)	16,118,834	15,856,903

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
CommScope, Inc. New Term Loan B 5.00% due 1/14/2018(1)	$6,982,500	$7,021,811
Data Device Corp. Term Loan B 7.25% due 12/6/2016(1)	12,675,000	12,643,313
Datatel, Inc. Extended 1st Lien Term Loan 5.00% due 2/20/2017(1)	11,940,000	11,954,925
Extended 2nd Lien Term Loan 8.75% due 2/19/2018(1)	1,000,000	1,010,830
Electrical Components International Holdings Synthetic Revolver 6.75% due 2/4/2016(1)	676,471	675,064
Term Loan B 6.75% due 2/3/2017(1)	10,769,412	10,747,011
First Data Corp. Term Loan B2 2.936% due 9/24/2014(1)	11,263,117	10,422,664
InfoGroup, Inc. New Term Loan 5.75% due 5/22/2018(1)	17,967,500	17,742,906
Interactive Data Corp. New Term Loan B 4.75% due 2/12/2018(1)	14,962,500	14,953,223
Lawson Software, Inc. 1st Lien Term Loan 6.75% due 6/29/2018(1)	13,000,000	12,460,500
NDS Finance Ltd. New Term Loan B 4.00% due 3/12/2018(1)	8,977,500	8,932,613
Property Data (U.S.) I, Inc. Term Loan 7.00% due 12/21/2016(1)	11,940,000	11,790,750

		152,229,833
Textile – 1.0%
Springs Windows Fashions LLC New Term Loan B 6.00% due 5/26/2017(1)	11,000,000	10,838,300
2nd Lien Term Loan 11.25% due 5/27/2018(1)	5,000,000	4,909,400

		15,747,700

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Transportation – 0.0%
Avis Budget Car Rental LLC New Term Loan 5.75% due 4/19/2014(1)	$260,297	$261,812

		261,812
Total Senior Secured Loans (Cost $1,290,368,116)		1,282,777,469

	Principal Amount	Value
Corporate Bonds – 15.9%
Airlines – 1.1%
Air Canada Sr. Sec. Nt. 9.25% due 8/1/2015(2)	8,000,000	8,190,000
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(2)	10,000,000	9,800,000

		17,990,000
Building Materials – 1.3%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(2)	12,500,000	12,015,625
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(2)	8,000,000	8,120,000

		20,135,625
Chemicals – 0.6%
Hexion US Finance Corp. Sec. Nt. 4.761% due 11/15/2014(1)	10,000,000	9,400,000

		9,400,000
Construction Machinery – 0.3%
Production Resource Group, Inc. 8.875% due 5/1/2019(2)	5,000,000	4,962,500

		4,962,500
Consumer Cyclical Services – 0.2%
West Corp. 7.875% due 1/15/2019(2)	3,000,000	2,910,000

		2,910,000
Consumer Products – 0.6%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(2)	7,500,000	7,425,000

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Consumer Products (continued)
NBTY, Inc. 9.00% due 10/1/2018(2)	$1,500,000	$1,582,500

		9,007,500
Electric – 1.3%
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	5,000,000	5,332,300
NRG Energy, Inc. 7.625% due 1/15/2018 - 5/15/2019(2)	10,000,000	9,987,500
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(2)	5,000,000	4,912,500

		20,232,300
Energy - Independent – 2.3%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(2)	10,000,000	10,000,000
Chaparral Energy, Inc. 8.25% due 9/1/2021	3,500,000	3,526,250
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(2)	6,000,000	5,880,000
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017(2)	8,500,000	9,052,500
Venoco, Inc. Sr. Nt. 8.875% due 2/15/2019	8,000,000	8,036,920

		36,495,670
Financial Other – 0.6%
iPayment, Inc. 10.25% due 5/15/2018(2)	10,000,000	9,825,000

		9,825,000
Food And Beverage – 2.0%
Aramark Corp. 3.773% due 2/1/2015(1)	17,405,000	16,926,363
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(2)(3)	7,000,000	7,122,500
Reddy Ice Corp. Sr. Sec. Nt. 11.25% due 3/15/2015	6,900,000	7,055,250

		31,104,113
Healthcare – 1.9%
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	10,100,000	10,516,625

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June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
CHS/Community Health Systems, Inc. 8.875% due 7/15/2015	$5,000,000	$5,150,000
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(2)	11,600,000	12,006,000
Kindred Healthcare, Inc. 8.25% due 6/1/2019(2)	3,000,000	2,985,000

		30,657,625
Metals And Mining – 0.2%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(2)	2,500,000	2,509,375

		2,509,375
Packaging – 0.9%
Packaging Dynamics Corp. Sr. Sec. Nt. 8.75% due 2/1/2016(2)	3,000,000	3,045,000
Reynolds Group Issuer, Inc. 8.75% due 5/15/2018(2)	7,750,000	7,614,375
9.00% due 4/15/2019(2)	3,500,000	3,456,250

		14,115,625
Pharmaceuticals – 0.3%
Giant Funding Corp. Sr. Sec. Nt. 8.25% due 2/1/2018(2)	4,500,000	4,691,250

		4,691,250
Refining – 0.2%
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(2)	3,000,000	3,307,500

		3,307,500
Restaurants – 0.3%
Dunkin Finance Corp. 9.625% due 12/1/2018(2)	4,168,000	4,204,428

		4,204,428
Retailers – 0.3%
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	5,000,000	5,250,000

		5,250,000
Supermarket – 0.3%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	5,000,000	5,306,250

		5,306,250

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology – 0.6%
CDW Escrow Corp. 8.50% due 4/1/2019(2)	$2,000,000	$1,960,000
Freescale Semiconductor, Inc. 8.05% due 2/1/2020(2)	3,500,000	3,517,500
Softbrands, Inc. Sr. Nt. 11.50% due 7/15/2018(2)	3,500,000	3,225,005

		8,702,505
Transportation Services – 0.5%
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019(2)	8,000,000	7,680,000

		7,680,000
Wireless – 0.1%
iPCS, Inc. Sr. Sec. Nt. 2.398% due 5/1/2013(1)	1,500,000	1,466,250

		1,466,250
Total Corporate Bonds (Cost $254,164,994)		249,953,516

	Principal Amount	Value
Repurchase Agreements – 3.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $48,865,014, due 7/1/2011(4)	48,865,000	48,865,000
Total Repurchase Agreements (Cost $48,865,000)		48,865,000
Total Investments - 100.6% (Cost $1,593,398,110)		1,581,595,985
Other Liabilities, Net - (0.6)%		(9,904,755)
Total Net Assets - 100.0%		$1,571,691,230

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $175,212,313, representing 11.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

132	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$49,844,701

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$1,282,777,469	$—	$1,282,777,469

Corporate Bonds	—	249,953,516	—	249,953,516

Repurchase Agreements	—	48,865,000	—	48,865,000

Total	$—	$1,581,595,985	$—	$1,581,595,985

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	133

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations – 11.1%
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	$242,445	$249,932
2003-S14 3A1 5.50% due 1/25/2034	187,766	189,553
2005-S1 1A10 5.50% due 5/25/2035	242,719	239,971
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.659% due 4/25/2037(1)	126,103	128,879
Countrywide Home Loans Mortgage Pass Through Trust 2003-11 A31 5.50% due 5/25/2033	276,847	288,018
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	259,054	262,935
2003-27 5A2 5.25% due 1/25/2018	409,490	414,917
First Horizon Mortgage Pass-Through Trust 2005-6 1A1 5.50% due 11/25/2035	626,636	621,029
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	73,453	73,566
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	266,688	266,884
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	338,325	345,621
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	245,328	255,905
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	172,474	175,418
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	333,027	342,151
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	309,735	314,223
2005-S1 2A1 4.75% due 2/25/2020	249,854	256,336
2005-S1 1A6 5.50% due 2/25/2035	496,307	481,657

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RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	$391,547	$394,755
2003-29 1A1 4.75% due 9/25/2018	652,765	669,234
2003-30 3A1 5.00% due 10/25/2033	103,223	103,177
2005-6 5A6 5.00% due 5/25/2035	307,456	307,015
2005-6 2A19 5.50% due 5/25/2035	123,663	122,937
Wells Fargo Mortgage Backed Securities Trust 2003-8 A1 4.50% due 8/25/2018	288,000	296,441
2005-2 2A1 4.75% due 4/25/2020	316,676	328,949
2006-1 A3 5.00% due 3/25/2021	595,557	592,478
2006-7 1A1 5.25% due 6/25/2021	174,988	177,393
2005-6 A4 5.50% due 8/25/2035	321,138	332,296
Total Collateralized Mortgage Obligations (Cost $8,182,544)		8,231,670

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.1%
Bear Stearns Commercial Mortgage Securities 2003-PWR2 A4 5.186% due 5/11/2039(1)(2)	500,000	531,286
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049	605,000	656,648
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(2)	500,000	518,025
2005-C1 AJ 5.075% due 2/15/2038(1)	675,000	671,498
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(2)	500,000	529,256
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(1)	300,000	313,182
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(1)	350,000	376,052

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Corp. 2006-CB14 A4 5.481% due 12/12/2044(1)	$400,000	$433,369
LB UBS Commercial Mortgage Trust 2003-C8 A4 5.124% due 11/15/2032(1)	599,000	639,194
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	500,000	516,618
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(3)	500,000	526,014
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	463,020	489,075
2006-C29 A4 5.308% due 11/15/2048	500,000	539,987
Total Commercial Mortgage-Backed Securities (Cost $6,633,669)		6,740,204

	Principal Amount	Value
Corporate Bonds – 58.4%
Aerospace/Defense – 0.4%
Triumph Group, Inc. 8.625% due 7/15/2018	250,000	274,063

		274,063
Airlines – 0.3%
American Airlines, Inc. Sr. Sec. Nt. 7.50% due 3/15/2016(3)	250,000	245,000

		245,000
Automotive – 1.0%
General Motors Financial Co., Inc. 6.75% due 6/1/2018(3)	250,000	250,625
UCI International, Inc. 8.625% due 2/15/2019	250,000	257,500
Visteon Corp. Sr. Nt. 6.75% due 4/15/2019(3)	250,000	241,250

		749,375

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June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Banking – 7.8%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(3)		$500,000	$508,697
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014	AUD	500,000	546,773
Citigroup, Inc. Sr. Nt. 4.75% due 5/31/2017	DKK	2,000,000	377,106
Sr. Nt. 5.50% due 10/15/2014(2)		$500,000	543,741
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015		500,000	531,958
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018		500,000	556,077
Morgan Stanley Sr. Nt. 4.20% due 11/20/2014(2)		500,000	519,256
Rabobank Nederland Sr. Nt. 4.00% due 1/27/2015(2)	NOK	3,000,000	558,221
6.50% due 1/15/2015(2)	AUD	500,000	549,649
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		$500,000	538,937
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(2)	AUD	500,000	549,363

			5,779,778
Brokerage – 1.0%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014		$400,000	421,546
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)		250,000	292,500

			714,046
Building Materials – 0.3%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015(3)		250,000	253,750

			253,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	137

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Chemicals – 0.4%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		$250,000	$267,078

			267,078
Consumer Cyclical Services – 0.4%
West Corp. 7.875% due 1/15/2019(3)		300,000	291,000

			291,000
Electric – 0.7%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(3)		250,000	255,000
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012		59,821	60,868
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(3)(5)		200,000	203,000

			518,868
Energy - Integrated – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(2)		250,000	284,322

			284,322
Finance Companies – 0.6%
General Electric Capital Corp. Sr. Nt. 4.526% due 2/1/2021	SEK	3,000,000	445,872

			445,872
Food And Beverage – 1.1%
Aramark Corp. 3.773% due 2/1/2015(1)		$250,000	243,125
Michael Foods, Inc. Sr. Nt. 9.75% due 7/15/2018(2)(3)		500,000	535,000

			778,125
Gaming – 0.7%
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		200,000	209,500
Wynn Las Vegas LLC 7.75% due 8/15/2020		250,000	271,563

			481,063

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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June 30, 2011 (unaudited)	Foreign Currency(7)	Principal Amount	Value
Government Related – 12.9%
Bank Nederlandse Gemeenten NV Sr. Nt. 1.75% due 10/27/2020	CHF	500,000	$580,434
3.00% due 1/28/2014	NOK	4,000,000	731,698
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	556,348
European Investment Bank Sr. Nt. 4.00% due 7/12/2016(2)	SEK	2,000,000	320,707
Sr. Nt. 4.25% due 5/19/2017(2)	NOK	3,000,000	564,826
Hungary Government Bond Ser. 14/C 5.50% due 2/12/2014	HUF	90,000,000	479,268
Ser. 17/A 6.75% due 11/24/2017	HUF	90,000,000	475,472
Italy Buoni Poliennali Del Tesoro 4.00% due 9/1/2020	EUR	400,000	552,513
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(2)	AUD	500,000	538,420
Mexican Bonos Ser. M 7.25% due 12/15/2016	MXN	17,500,000	1,558,517
Petrobras International Finance Co. 5.875% due 3/1/2018(2)		$500,000	537,985
Poland Government Bond 5.25% due 4/25/2013- 10/25/2017(2)	PLN	2,800,000	1,020,051
5.50% due 10/25/2019(2)	PLN	1,400,000	502,823
6.25% due 10/24/2015(2)	PLN	1,400,000	530,112
Societe Nationale des Chemins de Fer Francais Sr. Nt. 2.625% due 12/13/2021	CHF	500,000	619,850

			9,569,024
Healthcare — 1.3%
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 8.00% due 9/15/2016		$150,000	166,500
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021(3)		250,000	259,375
Kindred Healthcare, Inc. 8.25% due 6/1/2019(3)		250,000	248,750

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Healthcare (continued)
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	$250,000	$258,125

		932,750
Independent Energy — 2.8%
Alta Mesa Holdings Sr. Nt. 9.625% due 10/15/2018(3)	250,000	250,000
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019	250,000	292,003
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(3)	250,000	245,000
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(3)	250,000	237,500
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(3)	150,000	149,625
Energy XXI Gulf Coast, Inc. Sr. Nt. 7.75% due 6/15/2019(3)	250,000	248,750
EV Energy Partners L.P. 8.00% due 4/15/2019(3)	130,000	130,487
Linn Energy LLC 6.50% due 5/15/2019(3)	250,000	255,000
Plains Exploration & Production Co. 6.625% due 5/1/2021	250,000	250,000

		2,058,365
Insurance - Life — 1.6%
ING Groep N.V. Jr. Sub. Nt. 5.775% due 12/8/2015(1)(5)	250,000	230,000
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(2)	500,000	509,707
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(2)	500,000	481,228

		1,220,935
Insurance P&C — 1.2%
ACE INA Holdings, Inc. 5.70% due 2/15/2017	300,000	334,351
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(2)	500,000	569,969

		904,320

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June 30, 2011 (unaudited)	Principal Amount	Value
Lodging – 0.3%
Host Hotels & Resorts L.P. Sr. Nt. 5.875% due 6/15/2019(3)	$250,000	$250,313

		250,313
Media Cable – 2.1%
AMC Networks, Inc. 7.75% due 7/15/2021(3)	200,000	209,000
CCO Holdings LLC 7.875% due 4/30/2018	250,000	263,438
Comcast Corp. 6.50% due 11/15/2035(2)	500,000	542,623
Time Warner Cable, Inc. 6.55% due 5/1/2037(2)	500,000	531,107

		1,546,168
Media Noncable – 2.7%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	250,000	254,375
Discovery Communications LLC 5.625% due 8/15/2019(2)	250,000	276,281
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(3)	250,000	254,375
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	250,000	258,750
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021(3)	250,000	248,437
News America, Inc. 5.65% due 8/15/2020	250,000	273,074
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(3)	200,000	205,000
Valassis Communications, Inc. 6.625% due 2/1/2021(3)	250,000	247,500

		2,017,792
Metals And Mining – 1.3%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(2)	250,000	267,769
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	500,000	546,250

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Metals And Mining (continued)
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	$150,000	$154,875

		968,894
Natural Gas: Distributors – 0.3%
Ferrellgas L.P. Sr. Nt. 6.50% due 5/1/2021(3)	250,000	236,250

		236,250
Non Captive Consumer – 0.3%
SLM Corp. Sr. Nt. Ser. A 5.40% due 10/25/2011	250,000	252,493

		252,493
Non Captive Diversified – 1.0%
CIT Group, Inc. Sec. Nt. 7.00% due 5/1/2017	250,000	249,375
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	270,937
8.75% due 3/15/2017	200,000	218,750

		739,062
Oil Field Services – 0.3%
Oil States International, Inc. 6.50% due 6/1/2019(3)	250,000	251,250

		251,250
Packaging – 0.7%
Berry Plastics Corp. Sec. Nt. 9.75% due 1/15/2021	250,000	241,875
Reynolds Group Issuer, Inc. 8.50% due 5/15/2018(3)	250,000	245,625

		487,500
Paper – 0.3%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(3)	250,000	251,250

		251,250
Pharmaceuticals – 0.6%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019(3)	200,000	205,000

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June 30, 2011 (unaudited)	Principal Amount	Value
Pharmaceuticals (continued)
Mylan, Inc. 7.625% due 7/15/2017(3)	$250,000	$272,500

		477,500
Pipelines – 0.7%
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	250,000	248,125
Regency Energy Partners L.P. 6.50% due 7/15/2021	250,000	253,125

		501,250
Refining – 0.3%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(3)	250,000	257,500

		257,500
REITs – 2.9%
Equity One, Inc. 6.25% due 12/15/2014	500,000	546,305
Omega Healthcare Investors, Inc. 6.75% due 10/15/2022(3)	250,000	246,563
Sabra Health Care L.P. 8.125% due 11/1/2018	250,000	250,000
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014	500,000	540,996
WCI Finance LLC 5.70% due 10/1/2016(3)	500,000	553,265

		2,137,129
Retailers – 0.7%
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	250,000	262,686
Susser Holdings LLC 8.50% due 5/15/2016	250,000	263,125

		525,811
Supermarkets – 0.7%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(3)	250,000	253,125
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	250,000	265,312

		518,437
Technology – 3.0%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(2)	500,000	553,657

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	143

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Technology (continued)
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	$220,000	$223,575
CDW Escrow Corp. Sr. Nt. 8.50% due 4/1/2019(3)	250,000	245,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	273,125
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	250,000	253,125
iGATE Corp. 9.00% due 5/1/2016(3)	250,000	252,500
Sanmina-SCI Corp. 7.00% due 5/15/2019(3)	250,000	236,250
Sensata Technologies B.V. 6.50% due 5/15/2019(3)	150,000	149,625

		2,186,857
Transportation Services – 0.9%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	200,000	213,500
CMA CGM S.A. Sr. Nt. 8.50% due 4/15/2017(3)	250,000	210,000
Teekay Corp. Sr. Nt. 8.50% due 1/15/2020	250,000	258,125

		681,625
Wireless – 2.6%
America Movil SAB de C.V. 5.625% due 11/15/2017	500,000	561,074
Cricket Communications, Inc. 7.75% due 10/15/2020	100,000	98,000
Sr. Nt. 7.75% due 10/15/2020(3)	150,000	146,625
NII Capital Corp. 8.875% due 12/15/2019	250,000	275,937
10.00% due 8/15/2016	250,000	290,000
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	265,938
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(3)	250,000	260,000

		1,897,574

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Wirelines – 1.8%
AT&T, Inc. 6.30% due 1/15/2038(2)	$500,000	$529,489
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	271,875
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	521,334

		1,322,698
Total Corporate Bonds (Cost $41,343,613)		43,275,087

	Principal Amount	Value
Mortgage Pass-Through Securities – 1.3%
FNMA 4.00% due 11/1/2040	970,249	971,618
Total Mortgage Pass-Through Securities (Cost $956,736)		971,618

	Principal Amount	Value
Municipal Bonds – 2.1%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Ser. I-1 6.125% due 11/1/2029(2)	500,000	528,450
California St. Var. Purp. G.O. 6.00% due 4/1/2038(2)	500,000	530,720
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	503,460
Total Municipal Bonds (Cost $1,504,550)		1,562,630

	Principal Amount	Value
Senior Secured Loans – 12.3%
Aerospace/Defense – 1.3%
Sequa Corp. Term Loan 3.51% due 12/3/2014(1)	999,707	983,881

		983,881

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	145

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Electric – 1.3%
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(1)	$1,000,000	$990,630

		990,630
Energy – 0.5%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	378,571	382,357

		382,357
Finance Companies – 1.3%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	1,000,000	979,000

		979,000
Food And Beverage – 0.9%
Pinnacle Foods Holdings Corp. Tranche D Term Loan 6.00% due 4/2/2014(1)	624,340	627,200

		627,200
Healthcare – 0.3%
Grifols, Inc. Term Loan B 6.00% due 11/23/2016(1)	250,000	250,782

		250,782
Media Noncable – 0.7%
Getty Images, Inc. New Term Loan 5.25% due 11/7/2016(1)	496,250	498,359

		498,359
Oil Field Services – 1.2%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	880,147	878,387

		878,387
Paper – 1.4%
Exopack LLC Term Loan 6.50% due 5/26/2017(1)	1,000,000	996,630

		996,630
Pipelines – 1.3%
Gibson Energy Term Loan B 5.75% due 6/14/2018(1)	1,000,000	993,000

		993,000

146	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Restaurants – 0.7%
Dunkin’ Brands, Inc. Term Loan B 4.25% due 11/23/2017(1)	$497,503	$496,543

		496,543
Retailers – 1.4%
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	1,000,000	1,001,810

		1,001,810
Total Senior Secured Loans (Cost $9,053,480)		9,078,579

	Principal Amount	Value
U.S. Government Securities – 0.4%
U.S. Treasury Bonds 4.25% due 11/15/2040	270,000	263,925
Total U.S. Government Securities (Cost $261,360)		263,925

	Principal Amount	Value
Repurchase Agreements – 2.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,159,001, due 7/1/2011(7)	2,159,000	2,159,000
Total Repurchase Agreements (Cost $2,159,000)		2,159,000
Total Investments - 97.6% (Cost $70,094,952)		72,282,713
Other Assets, Net - 2.4%		1,813,194
Total Net Assets - 100.0%		$74,095,907

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2011.
(2)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

At June 30, 2011, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell (unaudited)	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ Depreciation

AUD	JP Morgan Chase Bank	$2,126,003	$2,091,718	9/14/2011	$(34,285)

CHF	JP Morgan Chase Bank	1,182,802	1,188,441	9/14/2011	5,639

DKK	JP Morgan Chase Bank	388,179	384,728	9/14/2011	(3,451)

EUR	JP Morgan Chase Bank	564,430	559,620	9/14/2011	(4,810)

HUF	JP Morgan Chase Bank	995,905	987,711	9/14/2011	(8,194)

MXN	JP Morgan Chase Bank	998,953	983,757	9/14/2011	(15,196)

NOK	JP Morgan Chase Bank	1,789,762	1,766,928	9/14/2011	(22,834)

PLN	JP Morgan Chase Bank	2,027,178	2,031,193	9/14/2011	4,015

SEK	JP Morgan Chase Bank	755,744	754,044	9/14/2011	(1,700)

Total					$(80,816)

Legend:

AUD – Australian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

HUF – Hungarian Forint

MXN – Mexican Peso

NOK – Norwegian Krone

PLN – Polish Zloty

SEK – Swedish Krona

(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $11,020,776, representing 14.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(5)	Maturity is perpetual. Maturity date presented represents the next call date.

148	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

(6)	The table below presents collateral for repurchase agreements.

Security (unaudited)	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	7/21/2011	$2,204,987

(7)	See currency legend above.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$8,231,670	$—	$8,231,670

Commercial Mortgage-Backed Securities	—	6,740,204	—	6,740,204

Corporate Bonds	—	43,275,087	—	43,275,087

Mortgage Pass-Through Securities	—	971,618	—	971,618

Municipal Bonds	—	1,562,630	—	1,562,630

Senior Secured Loans	—	9,078,579	—	9,078,579

U.S. Government Securities	—	263,925	—	263,925

Repurchase Agreements	—	2,159,000	—	2,159,000

Other Financial Instruments

Forward Currency Contracts	—	(80,816)	—	(80,816)

Total	$—	$72,201,897	$—	$72,201,897

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Commercial Paper – 82.8%
Chemicals – 4.6%
Air Products & Chemicals, Inc. 0.10% due 7/14/2011(1)	$10,000,000	$9,999,639
BASF SE 0.10% due 7/7/2011(1)	2,500,000	2,499,958
0.11% due 7/22/2011(1)	2,500,000	2,499,840
Ecolab, Inc. 0.03% due 7/1/2011(1)	5,000,000	5,000,000

		19,999,437
Computers – 4.6%
Hewlett-Packard Co. 0.08% due 7/15/2011(1)	10,000,000	9,999,689
International Business Machines Corp. 0.06% due 7/12/2011(1)	10,000,000	9,999,817

		19,999,506
Conglomerates – 3.4%
General Electric Capital Corp. 0.06% due 8/8/2011	10,000,000	9,999,366
0.10% due 8/12/2011	5,000,000	4,999,417

		14,998,783
Diversified Manufacturing – 5.1%
Danaher Corp.
0.03% due 7/1/2011(1)	5,000,000	5,000,000
0.08% due 7/1/2011(1)	7,000,000	7,000,000
Illinois Tool Works, Inc. 0.05% due 7/1/2011(1)	10,000,000	10,000,000

		22,000,000
Education Revenue – 4.0%
President and Fellows of Harvard College 0.18% due 10/3/2011	7,511,000	7,507,470
Yale University 0.18% due 7/18/2011	5,000,000	4,999,575
0.19% due 9/15/2011	5,000,000	4,997,994

		17,505,039
Electric – 8.6%
American Transmission Co., LLC 0.13% due 7/1/2011(1)	10,000,000	10,000,000
0.13% due 7/8/2011(1)	2,500,000	2,499,937
Electricite de France 0.12% due 7/20/2011(1)	10,000,000	9,999,367
0.18% due 8/26/2011(1)	5,000,000	4,998,600
Emerson Electric Co. 0.05% due 7/6/2011(1)	5,000,000	4,999,965
0.08% due 7/5/2011(1)	5,000,000	4,999,955

		37,497,824

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Entertainment – 1.2%
The Walt Disney Co. 0.10% due 9/6/2011(1)	$5,000,000	$4,999,069

		4,999,069
Finance Companies – 3.4%
Metlife Funding, Inc. 0.11% due 7/6/2011	10,000,000	9,999,847
Private Export Funding Corp. 0.13% due 8/1/2011(1)	5,000,000	4,999,441

		14,999,288
Food And Beverage – 8.6%
Nestle Capital Corp. 0.01% due 11/28/2011(1)	5,000,000	4,995,833
0.20% due 7/13/2011(1)	5,000,000	4,999,667
Pepsico, Inc. 0.01% due 7/20/2011(1)	5,000,000	4,999,736
0.09% due 8/22/2011(1)	5,000,000	4,999,350
The Coca-Cola Co. 0.10% due 7/11/2011(1)	5,000,000	4,999,861
0.18% due 7/13/2011(1)	2,500,000	2,499,850
Unilever Capital Corp. 0.09% due 7/8/2011(1)	10,000,000	9,999,825

		37,494,122
Household Products - Wares – 2.8%
Kimberly-Clark Worldwide, Inc. 0.07% due 7/13/2011(1)	7,100,000	7,099,834
Proctor & Gamble Co. 0.08% due 7/5/2011(1)	5,000,000	4,999,956

		12,099,790
Insurance - Life – 3.4%
Massachusetts Mutual Life Insurance Co. 0.14% due 7/21/2011(1)	5,000,000	4,999,611
Prudential PLC 0.29% due 7/7/2011(1)	5,000,000	4,999,758
0.44% due 8/8/2011(1)	5,000,000	4,997,678

		14,997,047
Internet – 3.4%
eBay, Inc. 0.16% due 7/13/2011(1)	10,000,000	9,999,467
Google, Inc. 0.11% due 9/16/2011(1)	5,000,000	4,998,823

		14,998,290

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	151

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Machinery – 4.0%
Caterpillar Financial Services Corp.
0.07% due 7/1/2011	$10,000,000	$10,000,000
0.10% due 8/9/2011	2,500,000	2,499,729
John Deere Credit Ltd. 0.09% due 8/4/2011(1)	5,000,000	4,999,575

		17,499,304
Oil & Gas Services – 2.3%
Schlumberger Ltd. 0.12% due 7/15/2011(1)	5,000,000	4,999,767
0.14% due 8/19/2011(1)	5,000,000	4,999,047

		9,998,814
Personal Products – 2.3%
L’Oreal U.S.A., Inc. 0.06% due 7/14/2011(1)	5,000,000	4,999,892
0.09% due 8/16/2011(1)	5,000,000	4,999,425

		9,999,317
Pharmaceuticals – 9.7%
Abbott Laboratories 0.09% due 7/6/2011(1)	5,000,000	4,999,938
0.15% due 7/18/2011(1)	2,500,000	2,499,823
Johnson & Johnson 0.17% due 7/14/2011(1)	5,000,000	4,999,693
Medtronic, Inc. 0.10% due 9/7/2011(1)	10,000,000	9,998,111
Pfizer, Inc. 0.06% due 7/6/2011(1)	5,000,000	4,999,958
Roche Holdings, Inc. 0.08% due 7/21/2011(1)	5,000,000	4,999,778
0.09% due 7/25/2011(1)	5,000,000	4,999,700
Sanofi-Aventis 0.16% due 10/20/2011(1)	5,000,000	4,997,533

		42,494,534
Retailers – 4.2%
Target Corp.
0.06% due 7/11/2011	3,300,000	3,299,945
0.07% due 7/25/2011	5,000,000	4,999,767
0.09% due 7/1/2011	5,000,000	5,000,000
Wal-Mart Stores, Inc. 0.08% due 7/21/2011(1)	5,000,000	4,999,778

		18,299,490
Transportation – 4.6%
NetJets, Inc. 0.01% due 7/6/2011(1)	5,000,000	4,999,931
0.12% due 8/1/2011(1)	5,000,000	4,999,483

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
Transportation (continued)
United Parcel Service, Inc. 0.01% due 7/6/2011(1)	$10,000,000	$9,999,986

		19,999,400
Utilities - Electric & Water – 2.6%
National Rural Utilities Cooperative Finance Corp. 0.13% due 7/12/2011 - 8/8/2011	4,000,000	3,999,695
0.15% due 7/7/2011	7,500,000	7,499,812

		11,499,507
Total Commercial Paper (Cost $361,378,561)		361,378,561

	Principal Amount	Value
Municipal Securities – 6.9%
Connecticut – 4.0%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.16% due 7/7/2011(2)	17,455,000	17,455,000

		17,455,000
District Of Columbia – 0.5%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.06% due 7/7/2011(2)	2,000,000	2,000,000

		2,000,000
Iowa – 0.9%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.15% due 7/7/2011(2)	3,880,000	3,880,000

		3,880,000
Massachusetts – 0.4%
Massachusetts St. Wtr. Res. Auth. 0.17% due 7/18/2011	1,600,000	1,600,000

		1,600,000
New York – 1.1%
New York St. Pwr. Auth. 0.23% due 7/7/2011	5,000,000	4,999,808

		4,999,808
Total Municipal Securities (Cost $29,934,808)		29,934,808

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	153

SCHEDULE OF INVESTMENTS — RS MONEY MARKET FUND

June 30, 2011 (unaudited)	Principal Amount	Value
U.S. Government Securities — 9.2%
U.S. Treasury Bills
0.07% due 12/22/2011	$5,000,000	$4,998,308
0.085% due 9/15/2011	10,000,000	9,998,206
0.145% due 10/20/2011	5,000,000	4,997,765
0.155% due 8/25/2011	5,000,000	4,998,816
0.175% due 7/28/2011	5,000,000	4,999,344
0.245% due 9/22/2011	10,000,000	9,994,351
Total U.S. Government Securities (Cost $39,986,790)		39,986,790

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $5,821,002, due 7/1/2011(3)	5,821,000	5,821,000
Total Repurchase Agreements (Cost $5,821,000)		5,821,000
Total Investments - 100.2% (Cost $437,121,159)		437,121,159
Other Liabilities, Net - (0.2)%		(790,794)
Total Net Assets - 100.0%		$436,330,365

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2011, the aggregate market value of these securities amounted to $271,575,944, representing 62.2% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2011.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bill	0.00%	8/11/2011	$5,939,863

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$361,378,561	$—	$361,378,561

Municipal Securities	—	29,934,808	—	29,934,808

U.S. Government Securities	—	39,986,790	—	39,986,790

Repurchase Agreements	—	5,821,000	—	5,821,000

Total	$—	$437,121,159	$—	$437,121,159

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP fillings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of June 30, 2011 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Assets
Investments, at value	$152,475,200	$847,455,507	$122,417,941
Cash and cash equivalents	248	370	189
Foreign currency, at value	—	—	—
Receivable for fund shares subscribed	2,011,292	13,575,243	106,423
Dividends/interest receivable	1,133,729	4,751,005	2,153,845
Due from distributor	42,534	—	—
Receivable for investments sold	625	1,874	2,318,449
Prepaid expenses	—	—	—
Unrealized appreciation for open forward currency contracts	—	—	—

Total Assets	155,663,628	865,783,999	126,996,847

Liabilities
Payable for investments purchased	4,319,264	36,506,911	921,430
Payable for fund shares redeemed	401,605	752,213	77,572
Payable to adviser	67,252	289,557	46,080
Distributions payable	31,461	370,399	50,051
Accrued trustees’ fees	2,379	8,792	1,746
Unrealized depreciation for open forward currency contracts	—	—	—
Payable to distributor	—	56,136	9,996
Accrued expenses/other liabilities	61,658	154,548	10,598

Total Liabilities	4,883,619	38,138,556	1,117,473

Total Net Assets	$150,780,009	$827,645,443	$125,879,374

Net Assets Consist of:
Paid-in capital	$144,706,805	$822,296,069	$129,630,245
Distributions in excess of net investment income	—	(2,564)	—
Accumulated undistributed net investment income	26,077	—	166,913
Accumulated net realized gain/(loss) from investments and foreign currency transactions	453,159	408,817	(5,978,586)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	5,593,968	4,943,121	2,060,802

Total Net Assets	$150,780,009	$827,645,443	$125,879,374

Investments, at Cost	$146,881,232	$842,512,386	$120,357,139

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$97,773,947	$478,444,622	$66,851,193
Class B	1,569,861	1,562,564	3,837,046
Class C	6,688,339	178,352,160	27,996,317
Class K	11,233,642	5,580,323	19,710,439
Class Y	33,514,220	163,705,774	7,484,379
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	9,596,749	46,513,303	9,552,382
Class B	154,171	152,071	548,444
Class C	656,642	17,338,348	4,002,817
Class K	1,101,372	542,473	2,815,290
Class Y	3,288,134	15,912,578	1,070,790
Net Asset Value Per Share:
Class A	$10.19	$10.29	$7.00
Class B	10.18	10.28	7.00
Class C	10.19	10.29	6.99
Class K	10.20	10.29	7.00
Class Y	10.19	10.29	6.99
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.59	$10.53	$7.27

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$277,623,872	$108,949,901	$1,581,595,985	$72,282,713		$437,121,159
4,077,593	2,638,822	613	84		501
—	—	—	54,783		—
1,634,097	730,100	19,279,249	52,701		299,011
3,969,449	1,543,100	8,999,998	896,827		7,526
—	—	—	3,433		35,737
—	—	35,655,611	1,142,948		—
—	—	233,020	—		—
—	—	—	9,654		—

287,305,011	113,861,923	1,645,764,476	74,443,143		437,463,934

—	2,970,635	69,201,771	—		—
740,359	306,265	1,714,891	28,788		918,471
117,491	44,497	821,867	35,978		161,334
302,085	95,092	2,194,238	8,967		115
4,490	1,371	4,125	863		6,937
—	—	—	90,470		—
16,918	1,399	18,856	—		—
103,729	39,512	117,498	182,170		46,712

1,285,072	3,458,771	74,073,246	347,236		1,133,569

$286,019,939	$110,403,152	$1,571,691,230	$74,095,907		$436,330,365

$280,391,033	$112,185,651	$1,576,066,665	$72,217,175		$436,341,421
—	—	—	—		—
16,983	26,912	1,308,100	217,109		42,217
(3,296,121)	(2,140,212)	6,118,590	(452,182)		(53,273)
8,908,044	330,801	(11,802,125)	2,113,805		—

$286,019,939	$110,403,152	$1,571,691,230	$74,095,907		$436,330,365

$268,715,828	$108,619,100	$1,593,398,110	$70,094,952		$437,121,159

$—	$—	$—	$54,153		$—

$183,534,164	$70,718,524	$734,320,450	$57,447,763		$406,816,223
—	—	—	—		552,606
60,787,125	23,744,026	408,584,276	5,782,799		3,818,429
—	—	4,185,031	2,519,231		25,143,107
41,698,650	15,940,602	424,601,473	8,346,114		—

18,004,169	6,996,071	71,487,650	5,553,458		406,826,848
—	—	—	—		552,648
5,964,379	2,349,961	39,781,622	559,277		3,818,589
—	—	407,431	243,529		25,144,562
4,092,694	1,576,876	41,341,752	806,717		—

$10.19	$10.11	$10.27	$10.34		$1.00
—	—	—	—		1.00
10.19	10.10	10.27	10.34		1.00
—	—	10.27	10.34		1.00
10.19	10.11	10.27	10.35		—
3.75%	3.75%	2.25%	3.75%		NA
$10.59	$10.50	$10.51	$10.74	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	157

FINANCIAL INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Investment Income
Interest	$3,444,354	$11,209,956	$5,228,965
Withholding taxes on foreign interest	(1,594)	—	(407)

Total Investment Income	3,442,760	11,209,956	5,228,558

Expenses
Investment advisory fees	374,049	1,538,057	393,330
Distribution fees	234,092	1,296,391	314,083
Transfer agent fees	82,224	272,929	58,887
Custodian fees	38,090	57,780	34,337
Registration fees	35,624	72,821	37,338
Professional fees	21,088	43,932	19,722
Shareholder reports	13,418	43,339	9,798
Administrative service fees	10,047	41,185	7,918
Trustees’ fees	3,667	14,835	2,962
Insurance expense	2,841	8,506	2,025
Other expenses	1,967	6,869	1,527

Total Expenses	817,107	3,396,644	881,927

Less: Fee/Expense waiver/reimbursement by distributor	(132,895)	(202,440)	(172,733)
Less: Custody credits	(25)	(142)	(12)

Total Expenses, Net	684,187	3,194,062	709,182

Net Investment Income	2,758,573	8,015,894	4,519,376

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	500,945	410,719	5,134,298
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments	512,712	(290,520)	(4,129,814)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments and Foreign Currency Transactions	1,013,657	120,199	1,004,484

Net Increase in Net Assets Resulting from Operations	$3,772,230	$8,136,093	$5,523,860

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$5,997,424	$2,951,102	$33,093,544	$1,860,410	$402,415
—	—	—	—	—

5,997,424	2,951,102	33,093,544	1,860,410	402,415

681,202	246,520	3,887,656	206,978	1,000,810
517,654	184,604	2,227,971	101,885	613,078
98,328	44,529	287,791	25,822	112,876
47,351	11,251	93,015	33,477	31,890
32,293	28,885	82,325	28,538	30,469
26,804	18,034	63,286	16,951	35,480
23,304	5,696	35,140	4,883	46,713
18,132	5,949	42,710	4,119	29,852
6,696	2,272	16,287	1,504	10,817
4,868	1,089	4,892	1,042	8,878
3,428	1,156	6,669	755	4,533

1,460,060	549,985	6,747,742	425,954	1,925,396

(154,638)	(337,675)	(3,915,126)	(306,017)	(1,545,074)
(5,743)	(1,033)	(40,650)	—	—

1,299,679	211,277	2,791,966	119,937	380,322

4,697,745	2,739,825	30,301,578	1,740,473	22,093

(956,117)	(1,498,001)	6,136,740	(404,963)	—
—	—	—	(12,512)	—
7,597,441	3,117,140	(16,280,579)	552,070	—
—	—	—	182,749	—

6,641,324	1,619,139	(10,143,839)	317,344	—

$11,339,069	$4,358,964	$20,157,739	$2,057,817	$22,093

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

FINANCIAL INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS Investment Quality Bond

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,758,573	$5,730,784
Net realized gain/(loss) from investments	500,945	3,140,081
Net change in unrealized appreciation/depreciation on investments	512,712	2,433,585

Net Increase in Net Assets Resulting from Operations	3,772,230	11,304,450

Distributions to Shareholders
Net investment income
Class A	(2,367,643)	(4,868,769)
Class B	(23,374)	(96,153)
Class C	(100,904)	(292,270)
Class K	(177,507)	(414,665)
Class Y	(89,145)	(59,398)
Net realized gain on investments
Class A	—	(1,753,441)
Class B	—	(22,605)
Class C	—	(93,555)
Class K	—	(129,119)
Class Y	—	(29,172)

Total Distributions	(2,758,573)	(7,759,147)

Capital Share Transactions
Proceeds from sales of shares	50,347,247	57,368,157
Reinvestment of distributions	2,503,075	7,220,943
Cost of shares redeemed	(59,442,222)	(68,712,576)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(6,591,900)	(4,123,476)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	(5,578,243)	(578,173)

Net Assets
Beginning of period	156,358,252	156,936,425

End of period	$150,780,009	$156,358,252

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$26,077	$26,077

Other Information:
Shares
Sold	4,921,207	5,614,187
Reinvested	245,974	710,516
Redeemed	(5,822,685)	(6,737,463)

Net Increase/(Decrease)	(655,504)	(412,760)

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$8,015,894	$11,711,256	$4,519,376	$8,536,055	$4,697,745	$9,135,344
410,719	1,493,653	5,134,298	3,581,512	(956,117)	1,041,987
(290,520)	2,852,659	(4,129,814)	2,251,037	7,597,441	(8,829,288)

8,136,093	16,057,568	5,523,860	14,368,604	11,339,069	1,348,043

(4,904,848)	(7,976,424)	(2,642,498)	(5,430,784)	(3,118,208)	(6,472,783)
(13,512)	(22,159)	(122,622)	(233,303)	—	—
(1,353,002)	(1,801,820)	(886,956)	(1,375,732)	(847,926)	(1,616,367)
(49,334)	(94,250)	(651,955)	(1,281,185)	—	—
(1,695,602)	(1,816,603)	(215,240)	(216,492)	(731,606)	(1,046,522)

(26,932)	(971,551)	—	—	—	—
(89)	(3,939)	—	—	—	—
(10,157)	(341,308)	—	—	—	—
(321)	(10,569)	—	—	—	—
(9,281)	(269,211)	—	—	—	—

(8,063,078)	(13,307,834)	(4,519,271)	(8,537,496)	(4,697,740)	(9,135,672)

392,379,384	813,823,325	19,785,774	38,874,285	71,735,045	216,718,643
5,969,070	9,851,987	4,176,836	7,873,883	2,817,646	5,573,428
(233,886,819)	(382,298,936)	(23,390,476)	(40,442,419)	(60,773,450)	(176,620,664)

164,461,635	441,376,376	572,134	6,305,749	13,779,241	45,671,407

—	—	—	1,320	—	—

164,534,650	444,126,110	1,576,723	12,138,177	20,420,570	37,883,778

663,110,793	218,984,683	124,302,651	112,164,474	265,599,369	227,715,591

$827,645,443	$663,110,793	$125,879,374	$124,302,651	$286,019,939	$265,599,369

$(2,564)	$(2,160)	$—	$—	$—	$—

$—	$—	$166,913	$166,808	$16,983	$16,978

38,109,777	79,075,487	2,799,135	5,771,037	7,174,914	20,950,727
579,605	956,165	590,141	1,170,456	280,685	540,273
(22,719,839)	(37,077,796)	(3,334,140)	(6,037,106)	(6,078,969)	(17,164,148)

15,969,543	42,953,856	55,136	904,387	1,376,630	4,326,852

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued) Six-month-ended numbers are unaudited	RS High Yield Municipal Bond

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$2,739,825	$3,653,757
Net realized gain/(loss) from investments and foreign currency transactions	(1,498,001)	(505,768)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	3,117,140	(3,035,839)

Net Increase in Net Assets Resulting from Operations	4,358,964	112,150

Distributions to Shareholders
Net investment income
Class A	(1,853,600)	(2,811,163)
Class B	—	—
Class C	(522,774)	(541,694)
Class K	—	—
Class Y	(350,800)	(300,900)
Net realized gain on investments
Class A	—	(93,217)
Class C	—	(28,885)
Class K	—	—
Class Y	—	(14,799)

Total Distributions	(2,727,174)	(3,790,658)

Capital Share Transactions
Proceeds from sales of shares	31,764,643	92,342,316
Reinvestment of distributions	2,144,913	3,206,844
Cost of shares redeemed	(28,896,698)	(23,502,578)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	5,012,858	72,046,582

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	6,644,648	68,368,074

Net Assets
Beginning of period	103,758,504	35,390,430

End of period	$110,403,152	$103,758,504

Accumulated Undistributed Net Investment Income Included in Net Assets	$26,912	$14,261

Other Information:
Shares
Sold	3,215,132	8,854,499
Reinvested	217,326	308,872
Redeemed	(2,935,739)	(2,251,178)

Net Increase/(Decrease)	496,719	6,912,193

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

$30,301,578	$10,553,766	$1,740,473	$2,932,249	$22,093	$105,424
6,136,740	3,220,340	(417,475)	253,683	—	(1,000)

(16,280,579)	4,295,961	734,819	1,566,820	—	—

20,157,739	18,070,067	2,057,817	4,752,752	22,093	104,424

(14,513,868)	(6,688,786)	(1,352,035)	(2,503,931)	(20,897)	(97,655)
—	—	—	—	(31)	(235)
(6,609,491)	(2,277,706)	(126,435)	(177,475)	(75)	(543)
(83,597)	(115,943)	(57,986)	(109,898)	(1,232)	(5,850)
(7,807,336)	(1,477,971)	(193,489)	(142,875)	—	—

(844,303)	(809,466)	(43,515)	(32,620)	—	—
(469,602)	(351,718)	(4,395)	(2,288)	—	—
(4,872)	(7,233)	(1,915)	(1,413)	—	—
(497,213)	(254,109)	(6,207)	(1,511)	—	—

(30,830,282)	(11,982,932)	(1,785,977)	(2,972,011)	(22,235)	(104,283)

1,133,279,955	666,013,270	7,554,582	14,281,999	117,542,022	239,089,550
19,864,938	8,824,735	1,732,578	2,938,516	21,747	102,904
(226,920,820)	(75,013,484)	(1,967,836)	(2,429,913)	(142,392,200)	(268,906,771)

926,224,073	599,824,521	7,319,324	14,790,602	(24,828,431)	(29,714,317)

—	—	—	—	—	2,152

915,551,530	605,911,656	7,591,164	16,571,343	(24,828,573)	(29,712,024)

656,139,700	50,228,044	66,504,743	49,933,400	461,158,938	490,870,962

$1,571,691,230	$656,139,700	$74,095,907	$66,504,743	$436,330,365	$461,158,938

$1,308,100	$20,814	$217,109	$206,581	$42,217	$42,359

109,366,126	65,148,649	728,289	1,393,147	117,542,022	239,089,550
1,920,194	865,384	167,102	287,282	21,747	102,904
(21,941,290)	(7,346,147)	(189,822)	(235,892)	(142,392,200)	(268,906,771)

89,345,030	58,667,886	705,569	1,444,537	(24,828,431)	(29,714,317)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Six Months Ended 6/30/11[1]	$10.12	$0.19	$0.07	$0.26	$(0.19)	$—
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)

Class B
Six Months Ended 6/30/11[1]	$10.11	$0.15	$0.07	$0.22	$(0.15)	$—
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.33	0.34	0.56	0.90	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class C
Six Months Ended 6/30/11[1]	$10.11	$0.15	$0.08	$0.23	$(0.15)	$—
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)

Class K
Six Months Ended 6/30/11[1]	$10.13	$0.17	$0.07	$0.24	$(0.17)	$—
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)

Class Y
Six Months Ended 6/30/11[1]	$10.12	$0.20	$0.07	$0.27	$(0.20)	$—
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[4] to 12/31/09[1]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 174 - 175.

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$10.19	2.58%	$97,774	0.85%	1.02%	3.74%	3.57%	36%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
(0.45)	9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%

$(0.15)	$10.18	2.20%	$1,570	1.60%	1.94%	2.99%	2.65%	36%
(0.43)	10.11	6.65%	1,765	1.60%	1.82%	3.00%	2.78%	129%
(0.34)	9.89	9.79%	3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
(0.38)	9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%

$(0.15)	$10.19	2.30%	$6,688	1.60%	1.84%	3.00%	2.76%	36%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
(0.38)	9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%

$(0.17)	$10.20	2.38%	$11,234	1.25%	1.49%	3.36%	3.12%	36%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
(0.42)	9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%

$(0.20)	$10.19	2.68%	$33,514	0.66%	0.72%	4.31%	4.25%	36%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%
See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Six Months Ended 6/30/11[1]	$10.28	$0.13	$0.01	$0.14	$(0.13)	$	—[5]
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)		(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)		—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)		—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)		—
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)		—

Class B
Six Months Ended 6/30/11[1]	$10.27	$0.09	$0.01	$0.10	$(0.09)	$	—[5]
Year Ended 12/31/10	10.16	0.20	0.14	0.34	(0.20)		(0.03)
Year Ended 12/31/09	9.88	0.21	0.28	0.49	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—

Class C
Six Months Ended 6/30/11[1]	$10.28	$0.09	$0.01	$0.10	$(0.09)	$	—[5]
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)		(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)		—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)		—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)		—
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)		—

Class K
Six Months Ended 6/30/11[1]	$10.28	$0.11	$0.01	$0.12	$(0.11)	$	—[5]
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)		(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)		—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)		—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)		—
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)		—

Class Y
Six Months Ended 6/30/11[1]	$10.28	$0.14	$0.01	$0.15	$(0.14)	$	—[5]
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)		(0.03)
Period From 5/13/09[4] to 12/31/09[1]	9.98	0.20	0.19	0.39	(0.20)		—[5]

See notes to Financial Highlights on pages 174 - 175

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$10.29	1.35%	$478,444	0.80%	0.88%	2.48%	2.40%	33%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
(0.37)	9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%

$(0.09)	$10.28	0.97%	$1,563	1.55%	1.87%	1.75%	1.43%	33%
(0.23)	10.27	3.38%	1,628	1.55%	1.80%	1.94%	1.69%	121%
(0.21)	10.16	4.99%	1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
(0.29)	9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%

$(0.09)	$10.29	0.97%	$178,352	1.55%	1.61%	1.74%	1.68%	33%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
(0.29)	9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%

$(0.11)	$10.29	1.15%	$5,580	1.20%	1.34%	2.09%	1.95%	33%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
(0.33)	9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%

$(0.14)	$10.29	1.46%	$163,706	0.58%	0.58%	2.70%	2.70%	33%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%
(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS High Yield Fund
Class A
Six Months Ended 6/30/11[1]	$6.93	$0.25	$0.07	$0.32	$(0.25)	$—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—

Class B
Six Months Ended 6/30/11[1]	$6.93	$0.22	$0.07	$0.29	$(0.22)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—

Class C
Six Months Ended 6/30/11[1]	$6.93	$0.22	$0.06	$0.28	$(0.22)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—

Class K
Six Months Ended 6/30/11[1]	$6.93	$0.24	$0.07	$0.31	$(0.24)	$—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—

Class Y
Six Months Ended 6/30/11[1]	$6.92	$0.26	$0.07	$0.33	$(0.26)	$—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[4] to 12/31/09[1]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 174 - 175

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$—		$7.00	4.63%	$66,851	0.85%	1.11%	7.13%	6.87%	72%
(0.52)	—		6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	—		6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	—		5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
(0.54)	—		7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
(0.51)	0.00	[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%

$(0.22)	$—		$7.00	4.25%	$3,837	1.60%	1.97%	6.39%	6.02%	72%
(0.47)	—		6.93	12.87%	3,788	1.60%	1.97%	6.93%	6.56%	108%
(0.45)	—		6.58	37.67%	3,019	1.60%	1.98%	7.72%	7.34%	66%
(0.47)	—		5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
(0.49)	—		7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
(0.45)	0.00	[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%

$(0.22)	$—		$6.99	4.10%	$27,997	1.60%	1.87%	6.37%	6.10%	72%
(0.47)	—		6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	—		6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	—		5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
(0.49)	—		7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
(0.45)	0.00	[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%

$(0.24)	$—		$7.00	4.43%	$19,710	1.25%	1.54%	6.74%	6.45%	72%
(0.49)	—		6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	—		6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	—		5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
(0.51)	—		7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
(0.48)	0.00	[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%

$(0.26)	$—		$6.99	4.73%	$7,484	0.66%	0.82%	7.31%	7.15%	72%
(0.53)	—		6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%

(0.33)	—		6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Six Months Ended 6/30/11[1]	$9.95	$0.18	$0.24	$0.42	$(0.18)	$—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)

Class C
Six Months Ended 6/30/11[1]	$9.95	$0.14	$0.24	$0.38	$(0.14)	$—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)

Class Y
Six Months Ended 6/30/11[1]	$9.95	$0.19	$0.24	$0.43	$(0.19)	$—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[4] to 12/31/09[1]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Yield Municipal Bond Fund
Class A
Six Months Ended 6/30/11[1]	$9.95	$0.28	$0.16	$0.44	$(0.28)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Six Months Ended 6/30/11[1]	$9.95	$0.25	$0.15	$0.40	$(0.25)	$—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Six Months Ended 6/30/11[1]	$9.95	$0.28	$0.16	$0.44	$(0.28)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 174 - 175

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$10.19	4.26%	$183,534	0.80%	0.94%	3.60%	3.46%	12%
(0.37)	9.95	1.21%	161,531	0.82%	0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%	0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%	0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
(0.39)	10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%

$(0.14)	$10.19	3.85%	$60,787	1.60%	1.70%	2.81%	2.71%	12%
(0.29)	9.95	0.52%	62,692	1.60%	1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%	1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%	1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
(0.31)	10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%

$(0.19)	$10.19	4.33%	$41,699	0.66%	0.67%	3.73%	3.72%	12%
(0.39)	9.95	1.47%	41,376	0.67%	0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.28)	$10.11	4.48%	$70,718	0.32%	0.98%	5.66%	5.00%	17%
(0.60)	9.95	4.74%	72,924	0.12%	1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%[7]	1.25%	3.85%	2.60%	—%[8]

$(0.25)	$10.10	4.13%	$23,744	0.91%	1.77%	5.08%	4.22%	17%
(0.58)	9.95	4.55%	20,104	0.34%	1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

$(0.28)	$10.11	4.54%	$15,941	0.22%	0.75%	5.76%	5.23%	17%
(0.60)	9.95	4.76%	10,731	0.10%	0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Floating Rate Fund
Class A
Six Months Ended 6/30/11[1]	$10.30	$0.26	$(0.03)	$0.23	$(0.25)	$(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Six Months Ended 6/30/11[1]	$10.31	$0.23	$(0.03)	$0.20	$(0.23)	$(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Six Months Ended 6/30/11[1]	$10.31	$0.25	$(0.04)	$0.21	$(0.24)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Six Months Ended 6/30/11[1]	$10.30	$0.27	$(0.03)	$0.24	$(0.26)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[1]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund
Class A
Six Months Ended 6/30/11[1]	$10.30	$0.26	$0.05	$0.31	$(0.26)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Six Months Ended 6/30/11[1]	$10.30	$0.23	$0.06	$0.29	$(0.24)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Six Months Ended 6/30/11[1]	$10.30	$0.25	$0.05	$0.30	$(0.25)	$(0.01)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Six Months Ended 6/30/11[1]	$10.30	$0.26	$0.06	$0.32	$(0.26)	$(0.01)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[1]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 174 - 175

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$10.27	2.31%	$734,321	0.34%		1.00%	5.18%	4.52%	28%
(0.55)	10.30	8.37%	373,238	0.07%		1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%	[7]	1.65%	1.26%	(0.39)%	—%	[8]

$(0.24)	$10.27	2.00%	$408,584	0.95%		1.76%	4.59%	3.78%	28%
(0.54)	10.31	8.25%	159,695	0.24%		2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.25)	$10.27	2.10%	$4,185	0.57%		1.46%	4.96%	4.07%	28%
(0.55)	10.31	8.33%	2,918	0.08%		1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.27)	$10.27	2.35%	$424,601	0.24%		0.75%	5.31%	4.80%	28%
(0.55)	10.30	8.28%	120,289	0.08%		1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%	[7]	3.09%	1.20%	(1.89)%	—%	[8]

$(0.27)	$10.34	3.00%	$57,448	0.31%		1.18%	5.08%	4.21%	21%
(0.54)	10.30	8.93%	52,362	0.12%		1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%	[7]	1.14%	2.47%	1.33%	2%

$(0.25)	$10.34	2.83%	$5,783	0.80%		2.00%	4.59%	3.39%	21%
(0.53)	10.30	8.89%	4,873	0.12%		2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.26)	$10.34	2.90%	$2,519	0.51%		1.63%	4.88%	3.76%	21%
(0.54)	10.30	8.93%	2,298	0.12%		1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

$(0.27)	$10.35	3.15%	$8,346	0.22%		0.93%	5.18%	4.47%	21%
(0.54)	10.30	8.95%	6,972	0.10%		1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%	[7]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 174 - 175

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions from Net Realized Capital Gains
RS Money Market Fund

Class A
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)		—
Year Ended 12/31/07	1.00	0.044		—		0.044		(0.044)		—
Year Ended 12/31/06	1.00	0.042		—		0.042		(0.042)		—

Class B
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)		—

Class C
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—
Year Ended 12/31/06	1.00	0.034		—		0.034		(0.034)		—

Class K
Six Months Ended 6/30/11[1]	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)		—
Year Ended 12/31/07	1.00	0.040		—		0.040		(0.040)		—
Year Ended 12/31/06	1.00	0.038		—		0.038		(0.038)		—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

[4]	Inception date.

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Increase From Regulatory Settlements		Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$—		$1.00	0.00%		$406,816	0.17%	[11]	0.83%	0.01%	[11]	(0.65)%
—	[9]	—	[9]	1.00	0.02%		432,945	0.19%	[11]	0.84%	0.02%	[11]	(0.63)%
—	[9]	—		1.00	0.05%		461,792	0.33%	[11]	0.84%	0.05%	[11]	(0.46)%
(0.018)		—		1.00	1.82%	[10]	510,931	0.75%		0.86%	1.79%		1.68%
(0.044)		—		1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%
(0.042)		—		1.00	4.26%		409,170	0.85%		0.92%	4.18%		4.11%

$—	[9]	$—		$1.00	0.00%		$553	0.17%	[11]	1.99%	0.01%	[11]	(1.81)%
—	[9]	—	[9]	1.00	0.02%		699	0.19%	[11]	1.80%	0.02%	[11]	(1.59)%
—	[9]	—		1.00	0.05%		1,375	0.34%	[11]	1.95%	0.05%	[11]	(1.56)%
(0.011)		—		1.00	1.08%	[10]	1,918	1.48%	[11]	1.85%	1.12%	[11]	0.75%
(0.036)		—		1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%
(0.034)		—		1.00	3.48%		2,763	1.60%		1.87%	3.38%		3.11%

$—	[9]	$—		$1.00	0.00%		$3,818	0.17%	[11]	1.80%	0.01%	[11]	(1.62)%
—	[9]	—	[9]	1.00	0.02%		2,165	0.19%	[11]	1.71%	0.02%	[11]	(1.50)%
—	[9]	—		1.00	0.05%		2,194	0.34%	[11]	1.69%	0.05%	[11]	(1.30)%
(0.011)		—		1.00	1.08%	[10]	7,950	1.48%	[11]	1.69%	1.09%	[11]	0.88%
(0.036)		—		1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%
(0.034)		—		1.00	3.48%		6,378	1.60%		1.71%	3.43%		3.32%

$—	[9]	$—		$1.00	0.00%		$25,143	0.17%	[11]	1.38%	0.01%	[11]	(1.20)%
—	[9]	—	[9]	1.00	0.02%		25,350	0.19%	[11]	1.40%	0.02%	[11]	(1.19)%
—	[9]	—		1.00	0.05%		25,510	0.32%	[11]	1.45%	0.05%	[11]	(1.08)%
(0.014)		—		1.00	1.42%	[10]	22,970	1.14%	[11]	1.26%	1.32%	[11]	1.20%
(0.040)		—		1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
(0.038)		—		1.00	3.84%		9,686	1.25%		1.35%	3.76%		3.66%
[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[11]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund (formerly known as RS High Yield Bond Fund), RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Fund offer Class A, B, C, K and Y shares. RS Tax-Exempt Fund and RS High Yield Municipal Bond Fund offer Class A, C and Y shares. RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Money Market Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

176	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Funds had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months end June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

178	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of June 30, 2011.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund	0.80%	—	1.60%	—	0.69%
RS High Yield Municipal Bond Fund*	0.65%	—	—	—	—
RS Floating Rate Fund*	0.65%	—	—	—	—

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Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Strategic Income Fund*	0.65%	—	—	—	—
RS Money Market Fund*	0.75%	1.50%	1.50%	1.15%	—
*	The expense limitations in effect from January 1, 2011 through April 30, 2011 were as follows: RS High Yield Municipal Bond Fund for class A, C and Y shares – 0.35%, 1.10% and 0.10%, respectively. RS Floating Rate Fund for class A, C, K and Y shares – 0.35%, 1.10%, 0.75% and 0.10%, respectively. RS Strategic Income Fund for class A, C, K and Y shares – 0.35%, 1.10%, 0.75%, 0.10%, respectively. RS Money Market Fund for class A, B, C and K shares – 0.65%, 1.40%, 1.40% and 1.05%, respectively.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund during the six months ended June 30, 2011. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$158,320
	Class B	1.00%	7,812
	Class C	1.00%	33,671
	Class K	0.65%	34,289
	Class Y	0.00%	—

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Fund		Annual Rate	Distribution Fees
RS Low Duration Bond Fund	Class A	0.25%	$494,841
	Class B	1.00%	7,729
	Class C	1.00%	778,451
	Class K	0.65%	15,370
	Class Y	0.00%	—
RS High Yield Fund	Class A	0.25%	$92,717
	Class B	1.00%	19,195
	Class C	1.00%	139,262
	Class K	0.65%	62,909
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$216,282
	Class C	1.00%	301,372
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	$82,437
	Class C	1.00%	102,167
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$735,176
	Class C	1.00%	1,481,338
	Class K	0.65%	11,457
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$67,094
	Class C	1.00%	27,006
	Class K	0.65%	7,785
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	$522,620
	Class B	1.00%	3,135
	Class C	1.00%	7,311
	Class K	0.65%	80,012

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$8,661
RS Low Duration Bond Fund	32,185
RS High Yield Fund	8,196
RS Tax-Exempt Fund	18,173
RS High Yield Municipal Bond Fund	11,233
RS Floating Rate Fund	186,125
RS Strategic Income Fund	5,537
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$2,790
RS Low Duration Bond Fund	79,022
RS High Yield Fund	4,246
RS Tax-Exempt Fund	14,724
RS High Yield Municipal Bond Fund	12,282
RS Floating Rate Fund	78,436
RS Strategic Income Fund	2,319
RS Money Market Fund	3,222

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Ordinary Income	Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$5,864,228	$1,894,919
RS Low Duration Bond Fund	—	12,868,993	438,841
RS High Yield Fund	—	8,537,496	—
RS Tax-Exempt Fund	9,078,013	57,659	—
RS High Yield Municipal Bond Fund	3,647,892	142,766	—
RS Floating Rate Fund	—	11,982,932	—
RS Strategic Income Fund	—	2,972,011	—
RS Money Market Fund	—	104,283	—

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$(11,962)	$9,999	$1,963
RS Low Duration Bond Fund	—	(2,160)	2,160
RS High Yield Fund	(498,137)	119,374	378,763
RS Tax-Exempt Fund	(17,306)	17,306	—
RS High Yield Municipal Bond Fund	(14,719)	14,261	458
RS Floating Rate Fund	(27,454)	27,454	—
RS Strategic Income Fund	(20,991)	253,086	(232,095)
RS Money Market Fund	(1,380)	1,380	—

See the chart below for the tax basis of distributable earnings as of December 31, 2010.

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$34,042	$—
RS Low Duration Bond Fund	—	288,919	44,877
RS High Yield Fund	—	166,809	—
RS Tax-Exempt Fund	16,978	—	—
RS High Yield Municipal Bond Fund	70,101	—	—
RS Floating Rate Fund	—	1,878,192	10,018
RS Strategic Income Fund	—	55,331	—
RS Money Market Fund	—	42,359	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$1,056,549
RS High Yield Fund	4,811,628
RS Tax-Exempt Fund	1,358,993

For RS High Yield Fund, $495,589 of capital loss carryovers expired in the year ended December 31, 2010.

See the chart below for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2012	2015	2016	2017	2018	Total
RS High Yield Fund	$—	$—	$—	$6,462,203	$3,303,739	$—	$9,765,942
RS Tax-Exempt Fund	—	—	—	1,525,812	488,356	—	2,014,168
RS Money Market Fund	5,073	432	7,575	35,926	3,268	1,000	53,274

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds elected to defer net capital and currency losses as follows:

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$12,394
RS High Yield Fund	1,346,942
RS Tax-Exempt Fund	325,836
RS High Yield Municipal Bond Fund	610,555
RS Strategic Income Fund	34,006

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$146,897,742	$5,577,458	$6,463,886	$(886,428)
RS Low Duration Bond Fund	842,512,386	4,943,121	7,211,388	(2,268,267)
RS High Yield Fund	120,357,139	2,060,802	3,356,972	(1,296,170)
RS Tax-Exempt Fund	268,715,828	8,908,044	9,747,068	(839,024)
RS High Yield Municipal Bond Fund	108,619,100	330,801	2,280,505	(1,949,704)
RS Floating Rate Fund	1,593,443,508	(11,847,523)	2,906,882	(14,754,405)
RS Strategic Income Fund	70,094,952	2,187,761	2,489,865	(302,104)
RS Money Market Fund	437,121,159	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,399,089	$14,230,936	4,599,257	$46,996,157
Shares reinvested	213,370	2,171,060	611,995	6,220,594
Shares redeemed	(5,394,647)	(55,097,052)	(4,687,617)	(47,735,237)

Net increase/(decrease)	(3,782,188)	$(38,695,056)	523,635	$5,481,514

Class B
Shares sold	17,483	$178,986	56,792	$585,262
Shares reinvested	2,170	22,057	10,932	110,931
Shares redeemed	(40,079)	(406,205)	(286,750)	(2,951,483)

Net decrease	(20,426)	$(205,162)	(219,026)	$(2,255,290)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Investment Quality Bond Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class C
Shares sold	115,719	$1,174,161	405,023	$4,137,297
Shares reinvested	6,261	63,696	29,124	295,320
Shares redeemed	(184,086)	(1,863,919)	(898,653)	(9,161,436)

Net decrease	(62,106)	$(626,062)	(464,506)	$(4,728,819)

Class K
Shares sold	234,134	$2,383,904	318,081	$3,237,908
Shares reinvested	17,230	175,536	53,244	541,227
Shares redeemed	(147,577)	(1,500,852)	(696,374)	(7,160,850)

Net increase/(decrease)	103,787	$1,058,588	(325,049)	$(3,381,715)

Class Y
Shares sold	3,154,782	$32,379,260	235,034	$2,411,533
Shares reinvested	6,943	70,726	5,221	52,871
Shares redeemed	(56,296)	(574,194)	(168,069)	(1,703,570)

Net increase	3,105,429	$31,875,792	72,186	$760,834

RS Low Duration Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	22,672,291	$233,430,226	46,826,029	$481,654,987
Shares reinvested	391,955	4,036,429	702,697	7,239,667
Shares redeemed	(16,246,949)	(167,244,462)	(23,784,381)	(244,971,535)

Net increase	6,817,297	$70,222,193	23,744,345	$243,923,119

Class B
Shares sold	28,773	$295,830	122,392	$1,257,471
Shares reinvested	1,179	12,130	2,146	22,084
Shares redeemed	(36,378)	(374,223)	(64,647)	(662,329)

Net increase/(decrease)	(6,426)	$(66,263)	59,891	$617,226

Class C
Shares sold	5,210,015	$53,645,285	11,406,539	$117,454,138
Shares reinvested	96,078	989,430	144,671	1,490,239
Shares redeemed	(2,010,539)	(20,699,946)	(1,902,678)	(19,619,186)

Net increase	3,295,554	$33,934,769	9,648,532	$99,325,191

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RS Low Duration Bond Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	188,511	$1,940,331	347,107	$3,563,831
Shares reinvested	4,748	48,902	9,830	101,254
Shares redeemed	(53,314)	(548,664)	(322,737)	(3,325,709)

Net increase	139,945	$1,440,569	34,200	$339,376

Class Y
Shares sold	10,010,187	$103,067,712	20,373,420	$209,892,898
Shares reinvested	85,645	882,179	96,821	998,743
Shares redeemed	(4,372,659)	(45,019,524)	(11,003,353)	(113,720,177)

Net increase	5,723,173	$58,930,367	9,466,888	$97,171,464

RS High Yield Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	917,150	$6,492,068	2,733,172	$18,386,351
Shares reinvested	354,276	2,507,531	752,108	5,058,077
Shares redeemed	(2,109,922)	(14,771,282)	(4,682,889)	(31,307,051)

Net decrease	(838,496)	$(5,771,683)	(1,197,609)	$(7,862,623)

Class B
Shares sold	30,068	$211,431	95,285	$628,672
Shares reinvested	15,804	111,821	33,017	222,068
Shares redeemed	(43,980)	(311,058)	(40,290)	(269,386)

Net increase	1,892	$12,194	88,012	$581,354

Class C
Shares sold	1,179,106	$8,335,127	1,855,777	$12,496,149
Shares reinvested	113,737	804,675	183,616	1,236,764
Shares redeemed	(913,556)	(6,423,628)	(707,935)	(4,783,905)

Net increase	379,287	$2,716,174	1,331,458	$8,949,008

Class K
Shares sold	128,255	$906,861	227,886	$1,524,790
Shares reinvested	91,748	649,791	189,775	1,276,879
Shares redeemed	(102,640)	(725,246)	(227,307)	(1,525,455)

Net increase	117,363	$831,406	190,354	$1,276,214

Class Y
Shares sold	544,556	$3,840,287	858,917	$5,838,323
Shares reinvested	14,576	103,018	11,940	80,095
Shares redeemed	(164,042)	(1,159,262)	(378,685)	(2,556,622)

Net increase	395,090	$2,784,043	492,172	$3,361,796

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Transactions in Capital Shares (continued)

RS Tax-Exempt Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,021,751	$50,156,298	11,767,099	$121,786,361
Shares reinvested	211,066	2,119,247	419,068	4,322,252
Shares redeemed	(3,455,425)	(34,591,786)	(13,797,930)	(141,789,595)

Net increase/(decrease)	1,777,392	$17,683,759	(1,611,763)	$(15,680,982)

Class C
Shares sold	787,980	$7,916,481	3,776,449	$39,080,635
Shares reinvested	50,634	507,816	92,718	956,999
Shares redeemed	(1,173,394)	(11,749,830)	(1,857,874)	(19,378,018)

Net increase/(decrease)	(334,780)	$(3,325,533)	2,011,293	$20,659,616

Class Y
Shares sold	1,365,183	$13,662,266	5,407,179	$55,851,647
Shares reinvested	18,985	190,583	28,487	294,177
Shares redeemed	(1,450,150)	(14,431,834)	(1,508,344)	(15,453,051)

Net increase/(decrease)	(65,982)	$(578,985)	3,927,322	$40,692,773

RS High Yield Municipal Bond Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,730,588	$17,084,810	5,714,449	$59,435,619
Shares reinvested	151,601	1,496,064	248,445	2,580,545
Shares redeemed	(2,213,958)	(21,810,248)	(1,747,450)	(18,334,936)

Net increase/(decrease)	(331,769)	$(3,229,374)	4,215,444	$43,681,228

Class C
Shares sold	643,153	$6,361,397	1,913,805	$20,053,097
Shares reinvested	39,756	392,120	36,882	382,631
Shares redeemed	(353,049)	(3,461,111)	(131,386)	(1,372,912)

Net increase	329,860	$3,292,406	1,819,301	$19,062,816

Class Y
Shares sold	841,391	$8,318,436	1,226,245	$12,853,600
Shares reinvested	25,969	256,729	23,545	243,668
Shares redeemed	(368,732)	(3,625,339)	(372,342)	(3,794,730)

Net increase	498,628	$4,949,826	877,448	$9,302,538

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RS Floating Rate Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	49,010,658	$507,746,893	37,181,866	$380,367,764
Shares reinvested	1,005,539	10,404,003	594,057	6,052,845
Shares redeemed	(14,750,197)	(152,578,096)	(5,958,644)	(60,839,027)

Net increase	35,266,000	$365,572,800	31,817,279	$325,581,582

Class C
Shares sold	25,563,492	$264,971,971	15,467,801	$157,936,245
Shares reinvested	415,903	4,303,066	159,424	1,628,584
Shares redeemed	(1,691,637)	(17,482,517)	(333,518)	(3,405,475)

Net increase	24,287,758	$251,792,520	15,293,707	$156,159,354

Class K
Shares sold	123,749	$1,284,077	73,729	$752,865
Shares reinvested	8,232	85,198	12,071	122,636
Shares redeemed	(7,695)	(79,699)	(2,812)	(28,720)

Net increase	124,286	$1,289,576	82,988	$846,781

Class Y
Shares sold	34,668,227	$359,277,014	12,425,253	$126,956,396
Shares reinvested	490,520	5,072,671	99,832	1,020,670
Shares redeemed	(5,491,761)	(56,780,508)	(1,051,173)	(10,740,262)

Net increase	29,666,986	$307,569,177	11,473,912	$117,236,804

RS Strategic Income Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	404,523	$4,197,207	593,295	$6,073,090
Shares reinvested	131,852	1,367,017	246,193	2,517,543
Shares redeemed	(67,282)	(695,687)	(166,453)	(1,707,014)

Net increase	469,093	$4,868,537	673,035	$6,883,619

Class C
Shares sold	124,644	$1,291,135	271,193	$2,770,653
Shares reinvested	10,814	112,114	16,163	165,741
Shares redeemed	(49,237)	(511,245)	(14,815)	(152,624)

Net increase	86,221	$892,004	272,541	$2,783,770

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Strategic Income Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	14,716	$152,455	12,998	$134,676
Shares reinvested	5,713	59,229	10,866	111,107
Shares redeemed	—	—	(1,279)	(13,148)

Net increase	20,429	$211,684	22,585	$232,635

Class Y
Shares sold	184,406	$1,913,785	515,661	$5,303,580
Shares reinvested	18,723	194,218	14,060	144,125
Shares redeemed	(73,303)	(760,904)	(53,345)	(557,127)

Net increase	129,826	$1,347,099	476,376	$4,890,578

RS Money Market Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	104,534,873	$104,534,873	214,581,858	$214,581,858
Shares reinvested	20,448	20,448	96,494	96,494
Shares redeemed	(130,683,873)	(130,683,873)	(243,527,065)	(243,527,065)

Net decrease	(26,128,552)	$(26,128,552)	(28,848,713)	$(28,848,713)

Class B
Shares sold	83,090	$83,090	521,474	$521,474
Shares reinvested	24	24	215	215
Shares redeemed	(229,728)	(229,728)	(1,197,918)	(1,197,918)

Net decrease	(146,614)	$(146,614)	(676,229)	$(676,229)

Class C
Shares sold	5,886,102	$5,886,102	6,016,740	$6,016,740
Shares reinvested	66	66	502	502
Shares redeemed	(4,232,538)	(4,232,538)	(6,046,831)	(6,046,831)

Net increase/(decrease)	1,653,630	$1,653,630	(29,589)	$(29,589)

Class K
Shares sold	7,037,957	$7,037,957	17,969,478	$17,969,478
Shares reinvested	1,209	1,209	5,693	5,693
Shares redeemed	(7,246,061)	(7,246,061)	(18,134,957)	(18,134,957)

Net decrease	(206,895)	$(206,895)	(159,786)	$(159,786)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	3	48.81%
RS Low Duration Bond Fund	4	38.54%
RS High Yield Fund	1	61.87%
RS Tax-Exempt Fund	3	44.00%
RS High Yield Municipal Bond Fund	2	35.68%
RS Floating Rate Fund	3	38.88%
RS Strategic Income Fund	2	81.85%
RS Money Market Fund	2	78.03%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$23,110,951	$34,038,430	$15,179,424	$38,142,572
RS Low Duration Bond Fund	189,141,567	232,947,024	92,880,572	132,126,591
RS High Yield Fund	95,022,823	—	90,289,852	—
RS Tax-Exempt Fund	41,461,044	—	31,172,818	—
RS High Yield Municipal Bond Fund	30,600,557	—	16,196,577	—
RS Floating Rate Fund	1,541,249,124	—	328,727,933	—
RS Strategic Income Fund	25,975,282	254,782	13,803,782	—

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at June 30, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Sell	Unrealized appreciation for open forward currency contracts	$9,654
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts	$90,470
*	The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity on the Statement of Operations for the six months ended June 30, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$(14,460)
	Net change in unrealized appreciation/(depreciation) on forward currency contracts	$181,605

Open forward currency contracts as of June 30, 2011, approximates the average outstanding contracts during the six months then ended. For open forward foreign currency contracts see page 148.

RS Strategic Income Fund invests in forward foreign currency contracts to hedge against movements in foreign currency exchange rates affecting the Fund’s foreign holdings, and may invest in forward foreign currency contracts for other reasons as well.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts, to hedge foreign currency exposure or for other purposes.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

h. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis The Funds may purchase securities on a when-issued, delayed delivery, and to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Assets have been segregated for these securities.

i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

k. Below Investment Grade Securities RS High Yield Fund, RS High Yield Municipal Bond Fund and RS Floating Rate Fund invest primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2011, the Funds did not borrow from the facility.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (06/11)

2011 Semiannual Report

All data as of June 30, 2011

RS International Funds

Class A, B, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

•	RS Global Growth Fund

•	RS Greater China Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Terry R. Otton CEO, RS Investments

Dear Fellow RS Funds Shareholder,

During the first six months of the year, global markets displayed surprising resilience despite a wave of challenges. Twin catastrophes in Japan, political upheaval in the Middle East, rising commodity prices, and a debt crisis in Europe which later took hold in the U.S. contributed to an unsettled economic environment. Despite this uncertainty, most major global equity and fixed income markets ended the period in positive territory.

More recently, however, increased market volatility has been spurred by continued concern over the European debt crisis, the U.S. debt ceiling debate, the downgrading of the U.S. credit rating and the downward revision of past U.S. GDP growth. These factors have led to greater investor doubt about the sustainability of the economic recovery and placed downward pressure on U.S. Treasury yields and the global equity markets.

While the challenges confronting economic growth are real, it remains clear to us that there will always be obstacles that stand in the way of an upward moving market. The world is a dynamic place and our job today, as it has been for more than 25 years, is to guide our clients’ capital through all market environments in search of long-term risk-adjusted returns.

Playing to our strengths in research

While we take no joy in the prevailing uncertainty, it is just this sort of macroeconomic environment that plays well to our strengths in research. When the headlines create a puzzling landscape, we find comfort that our investment processes have been tested over time and that we know our companies and investments well.

In equities as well as bonds, we believe the market tends to paint securities with a broad brush in the short run, opening opportunity for long-term investors who do their homework. We believe that insightful, determined research and the experience of our investment teams will, over time, accrue to the advantage of our shareholders.

In a fitting analogy, a pioneer of value investing, Benjamin Graham, made an important distinction between what happens in the market over the near- and long-terms. He wrote that in the short run, the market is like a voting machine — bidding up popular companies and punishing the unpopular. But in the long run, the market is like a weighing machine — ultimately assigning a value to a company based on its substance. We believe that what matters in the long run is a company’s underlying business performance, not the investing public’s ever-changing opinion about its near-term prospects or other news events.

We are all well-served to remember Graham’s words, especially in times like these. Market volatility has been elevated since late 2007, reflecting a cacophony of events and changing viewpoints. Equity-market correlations — which measure the degree to which stocks move in the same or opposite direction — have been high by historical standards since the 2008-2009 market lows. This means that stocks, in general, have been trading in similar directions, largely based on macroeconomic concerns and not necessarily based on underlying fundamentals.

In any environment, RS fund shareholders can expect their investments to be managed by serious, long-term investors who seek to rigorously evaluate the risk and reward potential of each investment they make. Underscoring this point, our teams are led by experienced investors. RS equity team members average more than 16 years’ experience, the RS Fixed Income Team (sub-advisor Guardian Investor Services) averages 19 years’ experience, and the RS International Team (sub-advisor Baillie Gifford) averages 15 years’ experience. We believe the perspective gained by experience is a significant factor as our teams seek to discern what matters most in each investment we make on your behalf.

RS Investments — 25 Years of Serious Investing

This year, we are celebrating our 25th year of investing on behalf of clients. For those of you who have invested with RS since our founding, we thank you for the trust and confidence you have placed in our Firm and sincerely hope you have found our partnership to be a rewarding long-term experience. For those of you who have

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CEO’S LETTER

invested with us more recently, we also thank you and welcome the opportunity to earn a permanent role within your investment portfolio.

We seek to earn that privilege by continually striving to enhance the strength and sustainability of our firm — by reinvesting in our investment research teams, hiring experienced and motivated professionals throughout the firm, and by always seeking to do right by you. We are investors in our funds alongside you and have built this firm with our long-term mutual interests squarely in mind.

New Funds from RS

RS has always subscribed to the idea of delivering investment expertise to our clients. We offer access to distinctive investment teams dedicated to Value, Core Growth, Growth, International, Natural Resources, and Fixed Income investing styles. Individually, each of these teams provides the focus, skill, and expertise you would expect from an investment boutique. Collectively, they comprise a full-service offering, providing clients access to all major asset classes with the benefit of deep resources and the operational strength of a well-established asset management firm.

This distinct approach has allowed RS to stay true to our roots, to invest in our strengths, and to serve an expanding clientele through additional investment offerings.

In May, RS introduced two new investment options within our fund family. RS Global

Growth Fund provides shareholders access to a diversified portfolio of growth companies from around the world. RS Greater China Fund provides shareholders a more focused opportunity to seek to capitalize on the market inefficiencies and long-term growth opportunities in the Greater China region, which comprises one of the most dynamic economies in the world today. Both funds expand U.S. investor access to the expertise of RS International funds’ sub-advisor, Baillie Gifford, an Edinburgh, Scotland-based investment management firm with over 100 years of international investing experience. If you would like more information about these new funds, please visit www.RSInvestments.com.

In closing, we thank you for taking the time to read your 2011 Semiannual Report and sincerely hope you find the information in the pages that follow to be informative and useful. As always, additional information and investment insights are available on our website, including quarterly portfolio commentary, updated portfolio holdings, research insights, and other valuable information about your investment with RS.

Thank you for your continued confidence and trust. We take nothing more seriously.

Sincerely,

Terry R. Otton

CEO, RS Investments

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money. International investing in the RS Global Growth Fund and the RS Greater China Fund, mentioned above, involve special risks which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in developing and emerging markets. The Fund may invest in companies of any size. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. The Greater China Fund is subject to greater impact from economic, financial, political, and other factors affecting China, Hong Kong, and Taiwan, than a fund that invests more broadly.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

Highlights

•

International equity markets, as defined by the MSCI EAFE Index[1], produced positive returns despite concerns relating to Japanese supply-side disruption, the threat of rising inflation and peripheral Euro zone debt default.

•

During the first half of 2011, RS International Growth Fund (Class A Shares) returned 4.72%, underperforming the benchmark MSCI EAFE Index, which returned 5.35%. The Fund outperformed the benchmark MSCI EAFE Growth Index[2], which returned 4.66%. The Fund’s financial stocks detracted from relative returns while consumer discretionary and technology holdings were beneficial to returns.

•

RS International Growth Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The first half of 2011 was characterized by several newsworthy events. There was a series of supply shocks early in the year, ranging from a Chinese drought to Australian floods. This was followed by widespread political unrest in the Arab world, leading to a surge in the price of oil; then came the Japanese disaster, in which natural destruction was worsened by nuclear uncertainty. China continued to grow despite concerns, and the corporate sector has continued to report good profits. Under this volatile backdrop, international markets, as defined by the MSCI EAFE Index, posted positive absolute returns during the first half of 2011.

Performance Update

During the first half of 2011, RS International Growth Fund (Class A Shares) returned 4.72%, underperforming the MSCI EAFE Index, which returned 5.35%. The Fund outperformed the MSCI EAFE Growth Index, which returned 4.66%.

Portfolio Review

The Fund’s energy holdings detracted from returns over the first half of 2011. Petrobras, the Brazilian oil company, fell out of favor with the market despite a background of higher oil prices. The Brazilian government is increasingly using the company for national economic aims which we believe are not necessarily in line with the objectives of minority shareholders.

OGX, the Brazilian exploration and production company, fell sharply following an independent report from petroleum consultancy DeGolyer & McNaughton, which analyzed OGX’s assets off the coast of Brazil. Their findings disappointed the market as reserves were lower than expected and suggest that the company has been 6-12

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RS INTERNATIONAL GROWTH FUND

months ahead of itself with its guidance. Given that the report was dated over four months ago, and that the headline prospective reserves number appears fine, as long-term holders we are not overly concerned by the delay in the conversion of reserves.

In China, the Fund benefited from its holding in Baidu, the search engine giant, which excited markets as it displayed almost 100% year-on-year revenue growth. Recently it acquired a majority stake in the online travel site Qunar.com, which we believe is set to benefit from increased Chinese tourism as disposable incomes rise. At the same time Tencent, the Chinese social networking site, also produced good returns. It is benefiting from a growing subscriber base and strong uptake of their micro blogging and gaming services.

Elsewhere, Rakuten, the Japanese e-commerce company, performed well as it displayed progress in moving into overseas markets. However, Nintendo, the Japanese gaming company, continued to detract from returns. In June it unveiled the Wii U, the Wii’s successor, which will be in the shops next year. Unfortunately many of its features were already anticipated by the market. We are becoming increasingly worried about the sustainability of Nintendo’s culture of innovation and therefore reduced the Fund’s holding over the period.

Outlook

We believe that the Fund continues to be optimistically positioned, stemming from our positive view on the long-term prospects for global growth. We believe that growth will be driven by the continued development of emerging markets and their increasing weight in the global economy. We think loose monetary policy in the West remains a support for the moment, although we believe we are nearing an “exit strategy” in at least some areas. Overall, we remain positive on the prospects for equities.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS INTERNATIONAL GROWTH FUND

Characteristics

Total Net Assets: $161,455,622

Geographical Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.60%
BHP Billiton PLC	United Kingdom	3.21%
Atlas Copco AB, Class B	Sweden	2.94%
PPR	France	2.58%
Banco Santander S.A.	Spain	2.51%
Standard Chartered PLC	United Kingdom	2.43%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.41%
Tencent Holdings Ltd.	People’s Republic of China	2.37%
Rakuten, Inc.	Japan	2.34%
Industria de Diseno Textil S.A.	Spain	2.16%
Total		27.55%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL GROWTH FUND

Performance Update

Average Annual Total Returns
	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	4.72%	32.40%	0.25%	3.64%	4.95%	6.52%
with maximum sales charge	-0.27%	26.08%	-1.36%	2.65%	4.44%	6.24%
Class B Shares (5/1/96)
without sales charge	4.07%	31.03%	-0.69%	2.68%	4.06%	4.21%
with sales charge	1.07%	28.03%	-1.35%	2.50%	4.06%	4.21%
Class C Shares (8/7/00)
without sales charge	4.37%	31.42%	-0.51%	2.87%	4.00%	1.08%
with sales charge	3.37%	30.42%	-0.51%	2.87%	4.00%	1.08%
Class K Shares (5/15/01)	4.54%	31.80%	-0.08%	3.29%	4.68%	4.02%
Class Y Shares (3/10/09)	4.84%	32.73%	—	—	—	37.24%
MSCI EAFE Index[1]	5.35%	30.93%	-1.30%	1.96%	6.12%	7.12%	*
MSCI EAFE Growth Index[2]	4.66%	31.65%	-1.49%	2.88%	5.63%	5.45%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

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RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2011: $14,894 (Class B), $14,797 (Class C), $15,803 (Class K) and $20,747 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

RS Emerging Markets Fund Commentary

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index[1], produced volatile performance during the first half of 2011, and ultimately delivered a modest return.

•

RS Emerging Markets Fund (Class A Shares) returned -3.37% during the first half of 2011, underperforming the benchmark MSCI Emerging Markets Index, which returned 1.03%. Stock selection, in particular in the energy sector and Russia, hindered relative performance.

•

RS Emerging Markets Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The flat six months of returns generated by emerging markets, as defined by the MSCI Emerging Markets Index, mask the significant volatility that took place during this time. Some of the weaker emerging markets were predictable in our view — Egypt suffered from its popular uprising and Peru was weak on concerns that the newly elected President’s policies could hamper the country’s growth. Similarly, Russia’s market outperformed largely due to the oil price increase. However, we feel the strong performance of some of the peripheral Eastern European countries such as Hungary and the Czech Republic was perhaps less obvious to investors.

The markets fretted over a myriad of different concerns: inflation, an economic ‘hard-landing’ in China, Eurozone default risk, the Arab uprisings, Japanese production disruption, and oil and food price spikes. Against this backdrop, China performed in line with the MSCI Emerging Markets Index, Brazil lagged the Index, and India underperformed the Index quite significantly.

Performance Update

RS Emerging Markets Fund (Class A Shares) returned -3.37% during the first half of 2011, underperforming the MSCI Emerging Markets Index, which returned 1.03%.

Portfolio Review

With the increase in oil and commodity prices at the start of 2011 followed by a retrenchment in recent months, the Fund’s stock selection in the energy and materials sector detracted from relative returns. Above all, a lack of exposure to the Russian oil and gas companies, for example being underweight Gazprom (gas producer) in the first quarter of 2011, held back relative returns.

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Investment Style:

Emerging Growth

RS EMERGING MARKETS FUND

The gold miners Gold Fields (South Africa) and Petropavlovsk (Russia) hindered relative performance as the companies suffered from cost pressures. However, we believe these companies will benefit from their improving production profiles and the longer term rise in the gold price that will allow returns to increase.

On the positive side, several individual holdings contributed to relative Fund returns during the first half of the year. One standout performer was the mineral sands miner Kenmare Resources, benefiting from sharp increases in the prices of its products. We believe the sector offers the prospect of strong demand growth and tight supplies. Kenmare is one of few companies in the sector which is in production and offers the prospect of increasing output.

The Fund’s holding in Hyundai Mobis (auto after sales and parts) was also favourable. Hyundai Motor is rapidly growing its car sales globally and we believe that Mobis is well positioned to capitalize on this.

Within the information technology sector, Baidu (Chinese search engine) continued to perform well after posting strong earnings results. Given that the Chinese internet is still at a very early stage, and that existing customers are increasing their advertising spending with Baidu, we believe the stock continues to be very attractive.

Outlook

We believe that our views have differed from those of the market of late. To some extent, we think this reflects our continued faith in emerging markets growth at a time when concerns over inflation and the risk of policy error have been rising. Conscious of these risks, we made some small adjustments to the portfolio where we felt the stresses would be keenly felt. However, we have no intention of abandoning those stocks where our conviction in significant long-term upside remains strong. Many of the companies in the Fund are delivering what we consider to be strong operational results, but the share price performance has been disappointing. We are happy to be patient, not least during a period in which valuations look particularly attractive in our view.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS EMERGING MARKETS FUND

Characteristics

Total Net Assets: $2,074,482,332

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Petroleo Brasileiro S.A., ADR	Brazil	3.49%
Samsung Electronics Co. Ltd.	South Korea	3.23%
Dragon Oil PLC	Other Emerging Markets Countries	3.05%
Vale S.A., ADR	Brazil	2.81%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	2.52%
China Life Insurance Co. Ltd.	Taiwan	2.46%
Hyundai Mobis	South Korea	2.28%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.18%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.14%
Baidu, Inc., ADR	People’s Republic of China	2.04%
Total		26.20%

1	The MSCI Emerging Markets Index (EM) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update

Average Annual Total Returns

	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-3.37%	22.44%	3.69%	11.50%	16.73%	10.56%
with maximum sales charge	-7.94%	16.60%	2.02%	10.43%	16.17%	10.19%
Class B Shares (5/6/97)
without sales charge	-3.86%	21.26%	2.82%	10.58%	15.82%	9.48%
with sales charge	-6.74%	18.26%	2.18%	10.45%	15.82%	9.48%
Class C Shares (8/7/00)
without sales charge	-3.72%	21.57%	2.92%	10.68%	15.73%	12.43%
with sales charge	-4.68%	20.57%	2.92%	10.68%	15.73%	12.43%
Class K Shares (5/15/01)	-3.56%	22.02%	3.33%	11.09%	16.34%	16.39%
Class Y Shares (3/10/09)	-3.21%	22.89%	—	—	—	48.23%
MSCI Emerging Markets Index[1]	1.03%	28.17%	4.53%	11.75%	16.54%	8.53%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

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RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (3/10/09) would have the following values as of June 30, 2011: $43,462 (Class B), $43,080 (Class C), $45,405 (Class K) and $24,776 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL GROWTH FUND

Investment Style:

Global Growth

RS Global Growth Fund Commentary

Highlights

•	Global equity markets were volatile in the first half of 2011, amidst concerns relating to peripheral Euro zone debt default, Japanese supply side disruption and the threat of rising inflation.

•

RS Global Growth Fund was launched on May 16, 2011. Over the period from the Fund’s launch to June 30, 2011, the Fund returned -0.30%, underperforming its benchmark, the MSCI All Country World Index[1], which rose by 0.14%. Industrials, healthcare and staples proved to be the strongest sectors contributing to performance with financials the weakest.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

The first half of 2011 was characterized by several newsworthy events. There was a series of supply shocks early in the year, ranging from a Chinese drought to Australian floods. This was followed by widespread political unrest in the Arab world, leading to a surge in the price of oil; then came the Japanese disaster, in which natural destruction was worsened by nuclear uncertainty. China continued to grow despite concerns, and the corporate sector globally has continued to report good profits. Despite these events, global markets, as defined by the MSCI All Country World Index, were positive during the first half of 2011.

Performance Update

RS Global Growth Fund returned -0.30% in the reporting period from May 16, 2011 to June 30, 2011. This return lagged the MSCI All Country World Index, which returned 0.14%.

Portfolio Review

The Fund’s relative performance benefitted from stock selection in the industrials sector, and in particular from our holdings in Inpex (Japanese gas producer) and Vale (Brazilian miner). Inpex’s key asset is a large gas field off the Northern Australian coast. In the aftermath of the tsunami, it has become a beneficiary of a switch in Japanese power provision from nuclear to alternative means and the share price has responded strongly. Vale recently announced a $3 billion share buy-back program which represents approximately 6% of total free float. We believe that this is a bold sign by management on its confidence about future earnings potential, boosted by the sustainability of high iron ore prices and healthy demand.

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RS GLOBAL GROWTH FUND

Elsewhere, MasterCard (payment processing) was also prominent as a contributor to performance. The Federal Reserve recently announced a $0.24 cap on US debit interchange, higher than the expected initial proposal of $0.12, and the shares responded strongly. This reinforces the long-term investment case for the stock which is premised on solid organic growth and the structural transition of payment from paper to electronic means.

The largest detractors from performance centered on financials, namely Svenska Handelsbanken (Swedish bank) and Jyske Bank (Denmark’s 2nd largest bank). These two Scandinavian banks, while having limited exposure to Greek debt, have suffered systemically as the contagion of Euro zone default has spread throughout the banking community. We remain positive on the outlook for both of these banks.

Another detractor was Flir Systems (infrared and thermography producer). Flir’s share price was weak on the back of recently issued management guidance reflecting lackluster demand in its Government Services division. However the company’s Commercial Vision Systems remains strong, which is where we see the strongest structural growth drivers.

Outlook

We remain optimistic; this stems from our positive view on the long-term prospects for global growth. We believe that growth will be driven by the continued development of emerging markets and their increasing weight in the global economy. We think loose monetary policy in the West remains a support for the moment and we remain positive on the prospects for equities overall.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS GLOBAL GROWTH FUND

Characteristics

Total Net Assets: $25,036,318

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Nestle S.A. (Reg S)	Switzerland	2.42%
Prudential PLC	United Kingdom	2.31%
Svenska Handelsbanken AB, Class A	Sweden	2.15%
Schindler Holding AG	Switzerland	2.09%
Wolseley PLC	United Kingdom	2.09%
Atlas Copco AB, Class B	Sweden	2.04%
Yamaha Motor Co. Ltd.	Japan	2.03%
PepsiCo, Inc.	United States	1.98%
Compagnie Financiere Richemont S.A., Class A	Switzerland	1.96%
Naspers Ltd., N shares	South Africa	1.92%
Total		20.99%

1	The MSCI All Country (AC) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL GROWTH FUND

Performance Update

Average Annual Total Returns
Since Inception*
Class A Shares (5/16/11)
without sales charge	-0.30%
with maximum sales charge	-5.05%
Class C Shares (5/16/11)
without sales charge	-0.40%
with sales charge	-1.40%
Class K Shares (5/16/11)	-0.30%
Class Y Shares (5/16/11)	-0.20%
MSCI All Country World Index[1]	0.14%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Growth Fund and in the MSCI All Country World Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: $9,860 (Class C), $9,970 (Class K) and $9,980 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GREATER CHINA FUND

Investment Style:

Greater China

RS Greater China Fund Commentary

Highlights

•	During the period, returns across the region were lackluster as mainland China suffered amid concerns over inflation, property bubbles, bad debts and a slowing economy.

•

RS Greater China Fund was launched on May 16, 2011. Over the period from the Fund’s launch to June 30, 2011, the Fund returned -2.10%, underperforming its benchmark, the MSCI Golden Dragon Index[1], which declined by -1.37%.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

It was a difficult market environment for the launch of RS Greater China Fund, a period of negative sentiment towards China, whether over inflation, the rate of economic growth or accounting scandals. However, despite these concerns the Chinese economy continues to grow, reporting GDP growth of +9.5% year-on-year in the second quarter. Recent government measures aimed at withdrawing liquidity and reducing speculative excesses, for example in the property sector, are starting to work in line with the government’s aim of putting the country on a more sustainable growth path for the many years to come.

Fund Performance Overview

RS Greater China Fund returned -2.10% in the reporting period from May 16, 2011, to June 30, 2011, underperforming the benchmark MSCI Golden Dragon Index, which returned -1.37%.

Portfolio Review

The Fund’s relative performance was negatively affected by stock selection in China. Though not directly implicated, the holdings in Dangdang (online retailer) and Phoenix Satellite Television (private broadcaster) performed poorly because of the accounting scandals surrounding a number of US-listed Chinese businesses. China Taiping Insurance was also a relative detractor. The shares have performed poorly because of changes to bancassurance* regulation and the impact of the Japanese earthquake. We remain positive on the company due to our belief that productivity among the company’s insurance agents is increasing, their insurance product mix is improving, and investment yields may rise.

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RS GREATER CHINA FUND

Areas that performed well for the Fund on a relative basis included Taiwanese property exposure (Sinyi Realty) and Chinese consumer holdings (Hengan). These companies have been bouncing back from a fairly weak period, as market interest has returned, driven by the prospect of closer mainland ties and easing cost pressures respectively.

The overweight position in information technology was also helpful, with Baidu continuing to perform strongly. The company delivered first quarter results ahead of expectations. With development of the Chinese internet still at a very early stage and existing customers increasing their advertising spend with Baidu, it is a stock that we feel continues to be attractive.

Outlook

We believe the Greater China region remains attractive over the longer-term. Beneficial structural themes appear firmly in place, and we think that the governments are acting prudently in re-balancing the economy. As a result, we think that there are plenty of quality companies in which to invest. We believe that investors are being given a generous opportunity to invest in quality companies at attractive valuations. On account of the pace of growth and dynamic changes taking place, we think the Chinese investment story remains one of the most exciting available to investors globally today.

*	Bancassurance describes the partnership or relationship between a bank and an insurance company whereby the insurance company uses the bank sales channel in order to sell insurance products.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2011.

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RS GREATER CHINA FUND

Characteristics

Total Net Assets: $24,665,430

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
China Life Insurance Co. Ltd.	Taiwan	4.69%
Baidu, Inc., ADR	People’s Republic of China	4.15%
CNOOC Ltd.	People’s Republic of China	4.00%
China Construction Bank Corp., H shares	People’s Republic of China	3.68%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	3.16%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3.06%
Hon Hai Precision Industry Co. Ltd.	Taiwan	3.03%
Bank of China Ltd., H shares	People’s Republic of China	2.88%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	2.44%
MediaTek, Inc.	Taiwan	2.38%
Total		33.47%

1	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GREATER CHINA FUND

Performance Update

Average Annual Total Returns
Since Inception*
Class A Shares (5/16/11)
without sales charge	-2.10%
with maximum sales charge	-6.76%
Class C Shares (5/16/11)
without sales charge	-2.20%
with sales charge	-3.18%
Class K Shares (5/16/11)	-2.10%
Class Y Shares (5/16/11)	-2.00%
MSCI Golden Dragon Index[1]	-1.37%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GREATER CHINA FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Greater China Fund and in the MSCI Golden Dragon Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares, and Class Y shares would have the following values as of June 30, 2011: , $9,682 (Class C), $9,790 (Class K) and $9,800 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

24	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Period* 1/1/11-6/30/11	Expense Ratio During Period 1/1/11-6/30/11
RS International Growth Fund	Class A	$1,000.00	$1,047.20	$7.11	1.40%
	Class B	$1,000.00	$1,040.70	$13.47	2.66%
	Class C	$1,000.00	$1,043.70	$10.79	2.13%
	Class K	$1,000.00	$1,045.40	$9.05	1.78%
	Class Y	$1,000.00	$1,048.40	$5.80	1.14%
RS Emerging Markets Fund	Class A	$1,000.00	$966.30	$7.35	1.51%
	Class B	$1,000.00	$961.40	$12.26	2.52%
	Class C	$1,000.00	$962.80	$11.02	2.26%
	Class K	$1,000.00	$964.40	$9.19	1.89%
	Class Y	$1,000.00	$967.90	$5.80	1.19%
RS Global Growth Fund(a)	Class A	$1,000.00	$997.00	$1.72	1.40%
	Class C	$1,000.00	$996.00	$2.65	2.15%
	Class K	$1,000.00	$997.00	$2.22	1.80%
	Class Y	$1,000.00	$998.00	$1.42	1.15%
RS Greater China Fund(a)	Class A	$1,000.00	$979.00	$2.14	1.75%
	Class C	$1,000.00	$978.00	$3.05	2.50%
	Class K	$1,000.00	$979.00	$2.62	2.15%
	Class Y	$1,000.00	$980.00	$1.83	1.50%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,017.85	$7.00	1.40%
	Class B	$1,000.00	$1,011.59	$13.28	2.66%
	Class C	$1,000.00	$1,014.23	$10.64	2.13%
	Class K	$1,000.00	$1,015.95	$8.92	1.78%
	Class Y	$1,000.00	$1,019.13	$5.72	1.14%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.32	$7.54	1.51%
	Class B	$1,000.00	$1,012.30	$12.57	2.52%
	Class C	$1,000.00	$1,013.57	$11.30	2.26%
	Class K	$1,000.00	$1,015.44	$9.43	1.89%
	Class Y	$1,000.00	$1,018.90	$5.95	1.19%
RS Global Growth Fund(a)	Class A	$1,000.00	$1,004.44	$1.73	1.40%
	Class C	$1,000.00	$1,003.51	$2.66	2.15%
	Class K	$1,000.00	$1,003.94	$2.22	1.80%
	Class Y	$1,000.00	$1,004.75	$1.42	1.15%
RS Greater China Fund(a)	Class A	$1,000.00	$1,004.01	$2.16	1.75%
	Class C	$1,000.00	$1,003.08	$3.09	2.50%
	Class K	$1,000.00	$1,003.51	$2.66	2.15%
	Class Y	$1,000.00	$1,004.32	$1.85	1.50%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(a)

Commencement of operations was May 17, 2011. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 45/365 (to reflect the period).

www.RSinvestments.com	25

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Financial Information

Six-Month Period Ended June 30, 2011

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 89.3%
Australia – 6.3%
Brambles Ltd.	275,375	$2,141,083
Fortescue Metals Group Ltd.	328,127	2,251,435
James Hardie Industries N.V.(1)	99,200	628,491
Woodside Petroleum Ltd.	71,300	3,145,546
Woolworths Ltd.	65,827	1,964,061

		10,130,616
Brazil – 1.8%
B2W Companhia Global do Varejo	53,100	648,162
BM&F BOVESPA S.A.	170,400	1,127,884
OGX Petroleo e Gas Participacoes S.A.(1)	112,900	1,055,465

		2,831,511
Denmark – 2.7%
Novo Nordisk A/S, Class B	18,261	2,287,724
Novozymes A/S, Class B	8,487	1,382,840
Vestas Wind Systems A/S(1)	32,101	745,189

		4,415,753
France – 5.7%
Essilor International S.A.	26,580	2,156,668
L’Oreal S.A.	21,921	2,844,775
PPR	23,388	4,165,522

		9,166,965
Germany – 6.1%
Adidas AG	31,566	2,502,604
Aixtron AG	42,341	1,445,159
Axel Springer AG	13,734	679,116
HeidelbergCement AG	24,158	1,545,042
SAP AG	23,513	1,425,552
SMA Solar Technology AG	9,006	1,001,997
TUI AG(1)	113,662	1,235,397

		9,834,867
Hong Kong – 1.6%
Hong Kong Exchanges & Clearing Ltd.	98,700	2,079,585
Li & Fung Ltd.	258,400	516,461

		2,596,046
India – 1.0%
Housing Development Finance Corp. Ltd.	57,800	911,289
Reliance Capital Ltd.	57,336	747,444

		1,658,733

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Israel – 1.1%
Teva Pharmaceutical Industries Ltd., ADR	36,700	$1,769,674

		1,769,674
Japan – 9.6%
Canon, Inc.	47,800	2,273,669
Gree, Inc.	42,100	920,337
Hoya Corp.	55,000	1,217,619
Kyocera Corp.	7,600	773,816
Nintendo Co. Ltd.	6,200	1,164,287
Rakuten, Inc.	3,657	3,785,083
Rohm Co. Ltd.	12,600	722,880
SMC Corp.	14,300	2,577,860
Yamada Denki Co. Ltd.	8,900	725,168
Yamaha Motor Co. Ltd.(1)	75,400	1,384,922

		15,545,641
Luxembourg – 0.0%
Reinet Investments SCA(1)	3,406	61,765

		61,765
Mexico – 0.4%
Wal-Mart de Mexico S.A.B. de C.V., Series V	226,800	673,126

		673,126
People’s Republic of China – 8.6%
Baidu, Inc., ADR(1)	53,000	7,426,890
China Merchants Bank Co. Ltd., H shares	582,400	1,416,770
CNOOC Ltd.	404,000	953,670
Ports Design Ltd.	105,500	250,472
Tencent Holdings Ltd.	140,000	3,824,550

		13,872,352
Peru – 0.4%
Credicorp Ltd.	8,196	705,676

		705,676
Singapore – 0.8%
Singapore Exchange Ltd.	203,000	1,247,413

		1,247,413
South Africa – 0.5%
Impala Platinum Holdings Ltd.	28,300	763,656

		763,656
South Korea – 1.2%
Celltrion, Inc.	20,366	844,968

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
South Korea (continued)
Samsung Electronics Co. Ltd.	1,388	$1,078,794

		1,923,762
Spain – 4.7%
Banco Santander S.A.	352,447	4,060,238
Industria de Diseno Textil S.A.	38,341	3,493,392

		7,553,630
Sweden – 8.0%
Alfa Laval AB	90,042	1,941,875
Atlas Copco AB, Class B	201,070	4,743,427
Oriflame Cosmetics S.A., SDR	17,700	872,774
Sandvik AB	134,863	2,362,712
Svenska Handelsbanken AB, Class A	98,662	3,042,003

		12,962,791
Switzerland – 6.9%
ABB Ltd. (Reg S)(1)	63,676	1,654,449
Compagnie Financiere Richemont S.A., Class A	59,320	3,887,420
Geberit AG(1)	9,078	2,153,663
Swatch Group AG	1,473	743,434
Syngenta AG (Reg S)(1)	7,942	2,684,002

		11,122,968
Taiwan – 0.6%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	75,007	945,838

		945,838
Turkey – 1.6%
Turkiye Garanti Bankasi A.S., ADR	569,244	2,618,522

		2,618,522
United Kingdom – 19.7%
ARM Holdings PLC	173,000	1,626,825
Autonomy Corp. PLC(1)	67,700	1,854,442
BG Group PLC	79,227	1,798,922
BHP Billiton PLC	132,100	5,190,708
British American Tobacco PLC	78,600	3,446,735
Meggitt PLC	377,490	2,308,913
Prudential PLC	241,200	2,785,090
Rolls-Royce Holdings PLC(1)	284,000	2,941,075
SABMiller PLC	76,000	2,774,038
Signet Jewelers Ltd.(1)	17,477	826,534
Standard Chartered PLC	149,353	3,923,155
Tesco PLC	360,300	2,327,891

		31,804,328

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

June 30, 2011 (unaudited)		Value
Total Common Stocks (Cost $128,260,110)		$144,205,633

	Shares	Value
Preferred Stocks – 3.0%
Brazil – 2.1%
Itau Unibanco Holding S.A., ADR	79,340	1,868,457
Petroleo Brasileiro S.A., ADR	48,000	1,472,640

		3,341,097
Germany – 0.9%
Porsche Automobil Holding SE	17,487	1,387,113

		1,387,113
Total Preferred Stocks (Cost $4,602,580)		4,728,210

	Principal Amount	Value
Repurchase Agreements – 4.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $7,300,002, due 7/1/2011(2)	$7,300,000	7,300,000
Total Repurchase Agreements (Cost $7,300,000)		7,300,000
Total Investments – 96.8% (Cost $140,162,690)		156,233,843
Other Assets, Net - 3.2%		5,221,779
Total Net Assets - 100.0%		$161,455,622

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.00%	4/30/2012	$7,446,281

Legend:

ADR – American Depositary Receipt.

SDR – Swedish Depository Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$17,033,002	$127,172,631	*	$—	$144,205,633

Preferred Stocks	3,341,097	1,387,113	*	—	4,728,210

Repurchase Agreements	—	7,300,000		—	7,300,000

Total	$20,374,099	$135,859,744		$—	$156,233,843

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 91.2%
Brazil – 9.2%
All America Latina Logistica	2,066,190	$17,383,189
BM&F BOVESPA S.A.	1,312,900	8,690,134
MercadoLibre, Inc.	208,550	16,546,357
OGX Petroleo e Gas Participacoes S.A.(1)	1,765,800	16,507,879
Petroleo Brasileiro S.A., ADR	2,139,300	72,436,698
Vale S.A., ADR	1,824,400	58,289,580

		189,853,837
Egypt – 0.6%
Commercial International Bank Egypt SAE	979,611	4,920,623
Egyptian Financial Group-Hermes Holding SAE	2,090,008	7,041,153

		11,961,776
India – 5.9%
ACC Ltd.	539,200	11,487,890
GAIL India Ltd.	2,287,564	22,561,924
Hero Honda Motors Ltd.	428,700	17,859,276
Housing Development Finance Corp. Ltd.	1,637,000	25,809,343
IFCI Ltd.	8,851,783	9,096,049
Infrastructure Development Finance Co. Ltd.(1)	3,833,100	11,258,144
Tata Power Co. Ltd.	858,800	25,202,112

		123,274,738
Indonesia – 4.7%
PT Astra International Tbk	2,829,500	21,032,986
PT Bank Rakyat Indonesia Tbk	25,638,000	19,501,421
PT Bumi Resources Tbk	78,664,000	27,159,201
PT Semen Gresik (Persero) Tbk	14,170,500	15,886,839
PT Tambang Batubara Bukit Asam Tbk	5,511,500	13,400,414

		96,980,861
Kazakhstan – 1.1%
Kazakhmys PLC	1,037,000	22,987,172

		22,987,172
Malaysia – 0.9%
Public Bank Berhad	4,047,700	17,804,517

		17,804,517
Mexico – 3.9%
America Movil S.A.B. de C.V., ADR, Series L	611,800	32,963,784
Cemex S.A.B. de C.V., ADR(1)	2,477,488	21,306,397
Wal-Mart de Mexico S.A.B. de C.V.	9,214,844	27,349,005

		81,619,186

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2011 (unaudited)	Shares	Value
People’s Republic of China – 16.4%
Alibaba.com Ltd.	8,678,000	$13,881,684
Aluminum Corp. of China Ltd., H shares	29,336,000	25,269,693
Baidu, Inc., ADR(1)	301,500	42,249,195
Bank of China Ltd., H shares	52,671,300	25,848,398
China Construction Bank Corp., H shares	34,125,510	28,453,015
China Railway Construction Corp. Ltd., H shares	20,806,500	17,475,257
China Shenhua Energy Co. Ltd., H shares	10,874,000	52,247,841
China Taiping Insurance Holdings Co. Ltd.(1)	6,309,000	14,252,974
CNOOC Ltd.	8,517,000	20,104,967
CSR Corp. Ltd., H shares	17,818,000	16,754,583
Focus Media Holding Ltd., ADR(1)	638,700	19,863,570
Parkson Retail Group Ltd.	6,850,000	10,070,064
Ping An Insurance Group Co. of China Ltd., H shares	2,967,500	30,797,091
Want Want China Holdings Ltd.	24,263,000	23,558,289

		340,826,621
Peru – 0.9%
Credicorp Ltd.	205,700	17,710,770

		17,710,770
Russia – 6.6%
Evraz Group S.A., GDR (Reg S)(1)	522,300	16,260,859
Gazprom OAO, ADR	989,200	14,440,289
LUKOIL, ADR	461,000	29,366,863
NovaTek OAO, GDR, (Reg S)	118,800	16,429,167
Petropavlovsk PLC	1,318,900	15,454,814
United Co. RUSAL PLC(1)	7,179,000	9,881,998
VTB Bank OJSC, GDR (Reg S)	3,217,900	19,870,828
X5 Retail Group N.V., GDR (Reg S)(1)	373,920	14,645,784

		136,350,602
South Africa – 6.0%
Gold Fields Ltd.	1,897,200	27,826,650
Gold Fields Ltd., ADR	604,500	8,819,655
Impala Platinum Holdings Ltd.	748,000	20,184,269
Lonmin PLC	652,378	15,224,109
Massmart Holdings Ltd.	522,242	10,812,917
Naspers Ltd., N shares	742,500	41,932,079

		124,799,679
South Korea – 13.9%
Cheil Industries, Inc.	166,400	19,956,732
E-Mart Co. Ltd.(1)	63,051	14,439,160
GLOVIS Co. Ltd.	193,600	31,315,314

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

June 30, 2011 (unaudited)	Shares	Value
South Korea (continued)
Hyundai Engineering & Construction Co. Ltd.	148,300	$12,019,399
Hyundai Mobis	125,800	47,332,850
LG Corp.	339,200	25,617,679
LS Corp.	98,300	10,169,476
NHN Corp.(1)	124,700	22,107,668
Samsung Electronics Co. Ltd.	86,200	66,997,151
Samsung Fire & Marine Insurance Co. Ltd.	133,300	31,017,149
Shinsegae Co. Ltd.	22,268	7,080,959

		288,053,537
Taiwan – 10.0%
Advanced Semiconductor Engineering, Inc.	12,996,472	14,330,299
China Life Insurance Co. Ltd.	38,508,229	51,092,888
Far Eastern Department Stores Ltd.	15,201,460	30,544,203
Hon Hai Precision Industry Co. Ltd.	12,886,237	44,364,651
MediaTek, Inc.	2,103,476	22,911,500
Taiwan Semiconductor Manufacturing Co. Ltd.	17,947,534	45,232,447

		208,475,988
Thailand – 1.6%
Bank of Ayudhya Public Co. Ltd.	37,717,300	33,873,581

		33,873,581
Turkey – 1.2%
Turkiye Garanti Bankasi A.S.	5,407,898	24,539,985

		24,539,985
Other African Countries – 4.3%
African Petroleum Corp. Ltd.(1)	22,512,300	20,523,742
Chariot Oil & Gas Ltd.(1)	4,795,035	14,275,702
Kenmare Resources PLC(1)	35,967,831	34,029,833
Tullow Oil PLC	1,057,400	21,057,178

		89,886,455
Other Emerging Markets Countries – 4.0%
Dragon Oil PLC	7,529,503	63,197,049
Gulf Keystone Petroleum Ltd.(1)	8,492,358	18,772,403

		81,969,452
Total Common Stocks (Cost $1,548,481,535)		1,890,968,757

	Shares	Value
Preferred Stocks – 7.4%
Brazil – 6.2%
Banco Bradesco S.A.	1,521,576	30,906,327

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

June 30, 2011 (unaudited)	Shares	Value
Brazil (continued)
Bradespar S.A.	572,300	$14,521,565
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	—
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	525,500	24,294,252
Companhia Energetica de Minas Gerais	1,095,572	22,232,253
Itausa-Investimentos Itau S.A.	4,718,080	36,247,576

		128,201,973
South Korea – 1.2%
Samsung Electronics Co. Ltd.	46,653	24,541,377

		24,541,377
Total Preferred Stocks (Cost $103,511,630)		152,743,350

	Principal Amount	Value
Repurchase Agreements – 0.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $2,841,001, due 7/1/2011(4)	$2,841,000	2,841,000
Total Repurchase Agreements (Cost $2,841,000)		2,841,000
Total Investments – 98.7% (Cost $1,654,834,165)		2,046,553,107
Other Assets, Net - 1.3%		27,929,225
Total Net Assets - 100.0%		$2,074,482,332

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.125%	1/15/2012	$2,898,700

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities (unaudited)	Level 1	Level 2		Level 3	Total

Common Stocks	$426,671,370	$1,464,297,387	*	$—	$1,890,968,757

Preferred Stocks	128,201,973	24,541,377	*	—	152,743,350

Repurchase Agreements	—	2,841,000		—	2,841,000

Total	$554,873,343	$1,491,679,764		$—	$2,046,553,107

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 96.1%
Australia – 1.7%
Brambles Ltd.	54,759	$425,760

		425,760
Belgium – 1.3%
Groupe Bruxelles Lambert S.A.	3,678	326,740

		326,740
Brazil – 3.8%
BM&F BOVESPA S.A.	32,700	216,443
OdontoPrev S.A.	9,100	151,603
OGX Petroleo e Gas Participacoes S.A.(1)	31,300	292,613
Vale S.A., ADR	10,300	298,288

		958,947
Canada – 2.3%
Fairfax Financial Holdings Ltd.	874	350,596
Ritchie Bros. Auctioneers, Inc.	8,448	232,236

		582,832
Denmark – 0.5%
Jyske Bank A/S(1)	2,959	116,923

		116,923
Germany – 1.0%
Deutsche Boerse AG	3,174	241,000

		241,000
Greece – 1.4%
Coca-Cola Hellenic Bottling Co. S.A.(1)	13,290	356,982

		356,982
Hong Kong – 0.7%
Hong Kong Exchanges & Clearing Ltd.	7,700	162,237

		162,237
Indonesia – 0.5%
PT Bank Negara Indonesia (Persero) Tbk	291,000	131,939

		131,939
Ireland – 0.9%
CRH PLC	5,465	121,115
Ryanair Holdings PLC, ADR	3,522	103,335

		224,450
Japan – 8.3%
INPEX Corp.	57	421,411
Japan Tobacco, Inc.	72	277,925
MS&AD Insurance Group Holdings, Inc.	7,300	170,870

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Japan (continued)
NAMCO BANDAI Holdings, Inc.	19,400	$233,526
Olympus Corp.	7,200	242,943
Rohm Co. Ltd.	3,700	212,274
Yamaha Motor Co. Ltd.(1)	27,700	508,784

		2,067,733
Mexico – 1.9%
America Movil S.A.B. de C.V., ADR, Series L	4,900	264,012
Wal-Mart de Mexico S.A.B. de C.V., Series V	70,000	207,755

		471,767
Norway – 0.9%
Norsk Hydro ASA	29,087	222,661

		222,661
Other Emerging Markets Countries – 0.5%
Dragon Oil PLC	14,973	125,672

		125,672
People’s Republic of China – 5.0%
Baidu, Inc., ADR(1)	1,100	154,143
China Mobile Ltd.	20,000	186,454
China National Building Material Co. Ltd., H shares	172,000	339,569
Mindray Medical International Ltd., ADR	6,483	181,848
Shanda Interactive Entertainment Ltd., ADR(1)	3,700	143,597
Shandong Weigao Group Medical Polymer Co. Ltd., H shares	92,000	133,565
SINA Corp.(1)	1,000	104,100

		1,243,276
Russia – 0.9%
Gazprom OAO, ADR	15,650	228,458

		228,458
Singapore – 1.4%
DBS Group Holdings Ltd.	30,000	358,868

		358,868
South Africa – 3.4%
Clicks Group Ltd.	28,435	178,056
Naspers Ltd., N shares	8,532	481,837
Standard Bank Group Ltd.	12,024	177,814

		837,707
South Korea – 1.0%
Samsung Electronics Co. Ltd., GDR (Reg S)	650	252,268

		252,268
Sweden – 5.1%
Atlas Copco AB, Class B	21,598	509,517

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
Sweden (continued)
Investor AB, Class B	9,542	$218,828
Svenska Handelsbanken AB, Class A	17,466	538,521

		1,266,866
Switzerland – 9.2%
ABB Ltd. (Reg S)(1)	9,658	250,937
Compagnie Financiere Richemont S.A., Class A	7,494	491,105
Julius Baer Group Ltd.(1)	5,302	219,015
Nestle S.A. (Reg S)	9,730	605,483
Roche Holding AG	1,310	219,321
Schindler Holding AG	4,297	522,624

		2,308,485
Taiwan – 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22,700	286,247

		286,247
Turkey – 1.2%
BIM Birlesik Magazalar A.S., GDR(2)	4,508	146,426
Turkiye Garanti Bankasi A.S., ADR	32,718	150,503

		296,929
United Kingdom – 11.5%
Aggreko PLC	5,000	154,913
British American Tobacco PLC	5,000	219,258
Bunzl PLC	18,000	225,408
Cairn Energy PLC(1)	34,000	226,743
HSBC Holdings PLC	25,000	247,868
Man Group PLC	43,000	163,562
Prudential PLC	50,000	577,340
Rolls-Royce Holdings PLC(1)	26,000	269,253
Vodafone Group PLC	104,000	275,771
Wolseley PLC	16,000	522,264

		2,882,380
United States – 30.6%
AGCO Corp.(1)	1,970	97,239
Altria Group, Inc.	5,562	146,892
Amazon.com, Inc.(1)	1,669	341,294
Bed, Bath & Beyond, Inc.(1)	2,730	159,350
Cisco Systems, Inc.	8,418	131,405
Deere & Co.	2,402	198,045
eBay, Inc.(1)	7,663	247,285
EOG Resources, Inc.	2,672	279,358
FLIR Systems, Inc.	11,941	402,531
Google, Inc., Class A(1)	622	314,968

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

June 30, 2011 (unaudited)	Shares	Value
United States (continued)
International Game Technology	14,962	$263,032
Intuitive Surgical, Inc.(1)	358	133,215
Markel Corp.(1)	901	357,526
MasterCard, Inc., Class A	901	271,507
Medco Health Solutions, Inc.(1)	1,932	109,197
Mohawk Industries, Inc.(1)	1,996	119,740
Moody’s Corp.	4,304	165,058
National Oilwell Varco, Inc.	2,557	199,983
New York Community Bancorp, Inc.	12,810	192,022
Omnicom Group, Inc.	6,794	327,199
Patterson Cos., Inc.	5,087	167,311
PepsiCo, Inc.	7,027	494,912
Philip Morris International, Inc.	4,089	273,023
Praxair, Inc.	1,977	214,287
Stericycle, Inc.(1)	1,396	124,412
The Progressive Corp.	6,255	133,732
The Walt Disney Co.	2,891	112,865
VistaPrint N.V.(1)	4,992	238,867
Wal-Mart Stores, Inc.	3,606	191,623
Walgreen Co.	11,332	481,157
Waters Corp.(1)	3,210	307,325
WellPoint, Inc.	6,045	476,165

		7,672,525
Total Common Stocks (Cost $24,080,386)		24,049,652

	Shares	Value
Preferred Stocks – 1.0%
Brazil – 1.0%
Petroleo Brasileiro S.A., ADR	8,600	263,848

		263,848
Total Preferred Stocks (Cost $259,948)		263,848

	Principal Amount	Value
Repurchase Agreements – 2.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $704,000, due 7/1/2011(3)	$704,000	704,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

June 30, 2011 (unaudited)	Value
Total Repurchase Agreements (Cost $704,000)	$704,000
Total Investments – 99.9% (Cost $25,044,334)	25,017,500
Other Assets, Net - 0.1%	18,818
Total Net Assets - 100.0%	$25,036,318

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2011, the aggregate market value of these securities amounted to $146,426, representing 0.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.125%	1/15/2012	$722,150

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$11,062,112	$12,987,540	*	$—	$24,049,652

Preferred Stocks	263,848	—		—	263,848

Repurchase Agreements	—	704,000		—	704,000

Total	$11,325,960	$13,691,540		$—	$25,017,500

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

June 30, 2011 (unaudited)	Shares	Value
Common Stocks – 98.5%
Hong Kong – 13.3%
AIA Group Ltd.(1)	89,600	$312,479
ASM Pacific Technology Ltd.	13,500	185,623
Great Eagle Holdings Ltd.	47,000	156,621
Hang Lung Group Ltd.	80,000	507,975
Henderson Land Development Co. Ltd.	31,000	201,062
Hong Kong Exchanges & Clearing Ltd.	8,200	172,772
Li & Fung Ltd.	64,000	127,916
Midland Holdings Ltd.	536,000	314,084
Sino Land Co. Ltd.	126,000	203,298
Sun Hung Kai & Co. Ltd.	204,968	150,353
Swire Pacific Ltd., Class A	29,000	427,712
Wing Hang Bank Ltd.	47,500	521,833

		3,281,728
People’s Republic of China – 55.9%
Alibaba.com Ltd.	253,000	404,709
Aluminum Corp. of China Ltd., H shares	522,000	449,645
Angang Steel Co. Ltd., H shares	234,000	256,923
Baidu, Inc., ADR(1)	7,300	1,022,949
Bank of China Ltd., H shares	1,450,000	711,586
Bosideng International Holdings Ltd.	604,000	187,043
China Communications Services Corp. Ltd., H shares	422,000	249,876
China Construction Bank Corp., H shares	1,088,000	907,148
China Life Insurance Co. Ltd., H shares	113,000	390,158
China Merchants Bank Co. Ltd., H shares	193,000	469,499
China Railway Construction Corp. Ltd., H shares	351,500	295,223
China Resources Land Ltd.	68,000	122,906
China Shenhua Energy Co. Ltd., H shares	125,500	603,007
China Taiping Insurance Holdings Co. Ltd.(1)	201,000	454,089
China Vanke Co. Ltd., Class B	193,200	260,533
CNOOC Ltd.	418,000	986,718
CSR Corp. Ltd., H shares	474,000	445,711
E-Commerce China Dangdang, Inc., ADR(1)	11,500	133,285
ENN Energy Holdings Ltd.	94,000	320,537
Focus Media Holding Ltd., ADR(1)	7,300	227,030
Hengan International Group Co. Ltd.	39,000	350,942
Kingdee International Software Group Co. Ltd.	534,000	287,782
Kunlun Energy Co. Ltd.	264,000	456,097
Lianhua Supermarket Holdings Ltd., H shares	95,400	218,249
Minth Group Ltd.	148,000	240,364
PetroChina Co. Ltd., H shares	192,000	281,511

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

June 30, 2011 (unaudited)	Shares	Value
People’s Republic of China (continued)
Phoenix Satellite Television Holdings Ltd.	882,000	$348,816
Ping An Insurance (Group) Co. of China Ltd., H shares	75,000	778,359
Ports Design Ltd.	86,000	204,176
Sino-Ocean Land Holdings Ltd.	198,500	101,872
SouthGobi Resources Ltd.(1)	22,600	245,042
Tencent Holdings Ltd.	12,000	327,819
Tian An China Investments Co. Ltd.	163,000	102,733
Tingyi (Cayman Islands) Holding Corp.	100,000	310,235
Want Want China Holdings Ltd.	497,000	482,565
ZTE Corp., H shares	46,200	167,451

		13,802,588
Taiwan – 29.3%
Advanced Semiconductor Engineering, Inc.	449,000	495,081
China Life Insurance Co. Ltd.	872,000	1,156,973
China Steel Corp.	464,000	559,566
Evergreen Marine Corp.(1)	519,000	418,634
Far Eastern Department Stores Ltd.	275,000	552,556
Hon Hai Precision Industry Co. Ltd.	217,000	747,086
HTC Corp.	14,000	473,357
Huaku Development Co. Ltd.	89,604	266,803
Hung Poo Real Estate Development Corp.	156,000	193,699
MediaTek, Inc.	54,000	588,179
Phison Electronics Corp.	49,000	278,734
Polaris Securities Co. Ltd.	381,000	279,751
Sinyi Realty Co. Ltd.	124,800	241,060
Taiwan Fertilizer Co. Ltd.	69,000	212,722
Taiwan Semiconductor Manufacturing Co. Ltd.	299,000	753,558

		7,217,759
Total Common Stocks (Cost $24,897,320)		24,302,075

	Principal Amount	Value
Repurchase Agreements – 1.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2011, maturity value of $261,000, due 7/1/2011(2)	$261,000	261,000
Total Repurchase Agreements (Cost $261,000)		261,000

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GREATER CHINA FUND

June 30, 2011 (unaudited)	Value
Total Investments – 99.6% (Cost $25,158,320)	$24,563,075
Other Assets, Net - 0.4%	102,355
Total Net Assets - 100.0%	$24,665,430

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.125%	1/15/2012	$267,650

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,383,264	$22,918,811	*	$—	$24,302,075

Repurchase Agreements	—	261,000		—	261,000

Total	$1,383,264	$23,179,811		$—	$24,563,075

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

FINANCIALS INFORMATION

Statements of Assets and Liabilities As of June 30, 2011 (unaudited)	RS International Growth
Assets
Investments, at value	$156,233,843
Cash and cash equivalents	536
Foreign currency, at value	214,751
Receivable for fund shares subscribed	6,563,792
Receivable for investments sold	1,349,059
Dividends/interest receivable	188,723

Total Assets	164,550,704

Liabilities
Payable for investments purchased	2,773,037
Payable for fund shares redeemed	182,420
Payable to adviser	94,012
Accrued foreign capital gains tax	8,388
Payable to distributor	5,969
Accrued trustees’ fees	810
Accrued expenses/other liabilities	30,446

Total Liabilities	3,095,082

Total Net Assets	$161,455,622

Net Assets Consist of:
Paid-in capital	$157,034,782
Accumulated undistributed net investment income/(loss)	554,402
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(12,201,876)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	16,068,314

Total Net Assets	$161,455,622

Investments, at Cost	$140,162,690

Foreign Currency, at Cost	$214,758

Pricing of Shares
Net Assets:
Class A	$36,693,250
Class B	637,537
Class C	10,561,156
Class K	17,895,636
Class Y	95,668,043
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	1,969,808
Class B	38,948
Class C	640,961
Class K	984,382
Class Y	5,137,262
Net Asset Value Per Share:
Class A	$18.63
Class B	16.37
Class C	16.48
Class K	18.18
Class Y	18.62
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$19.56

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIALS INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$2,046,553,107	$25,017,500	$24,563,075
113	143	278
8,933,678	11,427	8,613
3,302,681	—	7,263
16,265,011	—	—
6,869,024	38,656	124,915

2,081,923,614	25,067,726	24,704,144

608,084	—	—
2,961,454	—	—
1,683,944	16,098	21,904
1,719,289	—	—
78,946	283	482
28,309	134	134
361,256	14,893	16,194

7,441,282	31,408	38,714

$2,074,482,332	$25,036,318	$24,665,430

$1,708,866,614	$25,101,822	$25,186,163
(34,183,424)	17,775	103,900
9,688,148	(56,344)	(29,698)
390,110,994	(26,935)	(594,935)

$2,074,482,332	$25,036,318	$24,665,430

$1,654,834,165	$25,044,334	$25,158,320

$8,842,439	$11,353	$8,612

$1,207,551,253	$8,556,276	$8,492,814
6,011,859	—	—
88,626,784	3,985,996	3,915,798
44,951,479	3,987,710	3,915,133
727,340,957	8,506,336	8,341,685

46,733,101	857,840	867,259
277,187	—	—
4,074,883	400,000	400,240
1,802,257	400,000	400,000
28,089,227	852,569	851,568

$25.84	$9.97	$9.79
21.69	—	—
21.75	9.96	9.78
24.94	9.97	9.79
25.89	9.98	9.80
4.75%	4.75%	4.75%
$27.13	$10.47	$10.28

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

FINANCIALS INFORMATION

Statements of Operations For the Six-Month Period Ended June 30, 2011 (unaudited)	RS International Growth

Investment Income
Dividends	$1,732,162
Interest	244
Withholding taxes on foreign dividends	(148,553)

Total Investment Income	1,583,853

Expenses
Investment advisory fees	424,126
Distribution fees	155,343
Transfer agent fees	74,266
Registration fees	41,553
Custodian fees	39,593
Professional fees	17,046
Shareholder reports	6,040
Administrative service fees	5,232
Trustees’ fees	1,919
Insurance expense	996
Other expenses	1,091

Total Expenses	767,205

Less: Fee waiver by distributor	(4,698)
Less: Custody credits	—

Total Expenses, Net	762,507

Net Investment Income	821,346

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	(29,142)
Net realized loss from foreign currency transactions	(102,923)
Net change in unrealized appreciation/depreciation on investments	3,420,434
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	5,030
Net change in accrued foreign capital gains tax	(8,388)

Net Gain/(Loss) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	3,285,011

Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,106,357

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIALS INFORMATION

RS Emerging Markets	RS Global Growth(1)	RS Greater China(1)

$19,832,359	$66,895	$181,626
134,914	19	12
(1,859,142)	(3,587)	(22,069)

18,108,131	63,327	159,569

10,524,424	24,313	33,127
2,276,321	10,595	10,495
1,257,483	4,096	4,096
71,171	1,266	1,266
618,127	6,817	6,817
116,442	5,423	5,422
183,900	773	773
132,804	383	383
49,372	134	134
32,783	95	95
25,003	58	58

15,287,830	53,953	62,666

(1,059)	(8,401)	(6,997)
(94)	—	—

15,286,677	45,552	55,669

2,821,454	17,775	103,900

56,671,755	7,957	(9,282)
(911,905)	(64,301)	(20,416)
(133,233,534)	(26,834)	(595,245)
32,587	(101)	310
(66,596)	—	—

(77,507,693)	(83,279)	(624,633)

$(74,686,239)	$(65,504)	$(520,733)

(1)	Commenced operations on May 17, 2011.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIALS INFORMATION

Statements of Changes in Net Assets Six-month-ended numbers are unaudited	RS International Growth

	For the Six Months Ended 6/30/11	For the Year Ended 12/31/10

Operations
Net investment income	$821,346	$91,234
Net realized gain/(loss) from investments and foreign currency transactions	(132,065)	967,065
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	3,417,076	7,834,877

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,106,357	8,893,176

Distributions to Shareholders
Net investment income
Class A	—	(659,566)
Class B	—	(9,108)
Class C	—	(176,588)
Class K	—	(311,253)
Class Y	—	(533,926)

Total Distributions	—	(1,690,441)

Capital Share Transactions
Proceeds from sales of shares	81,721,937	34,468,686
Reinvestment of distributions	—	1,644,144
Cost of shares redeemed	(7,126,688)	(12,638,859)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	74,595,249	23,473,971

Increase from Regulatory Settlements	—	149,897

Net Increase/(Decrease) in Net Assets	78,701,606	30,826,603

Net Assets
Beginning of period	82,754,016	51,927,413

End of period	$161,455,622	$82,754,016

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(266,944)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$554,402	$—

Other Information:
Shares
Sold	4,414,645	2,053,837
Reinvested	—	95,381
Redeemed	(396,613)	(783,857)

Net Increase/(Decrease)	4,018,032	1,365,361

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIALS INFORMATION

RS Emerging Markets		RS Global Growth(1)	RS Greater China(1)

For the Six Months Ended 6/30/11	For the Year Ended 12/31/10	For the Period Ended 6/30/11	For the Period Ended 6/30/11

$2,821,454	$529,382	$17,775	$103,900
55,759,850	112,210,738	(56,344)	(29,698)
(133,267,543)	225,544,142	(26,935)	(594,935)

(74,686,239)	338,284,262	(65,504)	(520,733)

—	(28,297,451)	—	—
—	(109,329)	—	—
—	(1,868,724)	—	—
—	(889,589)	—	—
—	(15,029,229)	—	—

—	(46,194,322)	—	—

378,172,302	1,411,610,877	25,101,921	25,186,163
—	39,910,885	—	—
(414,211,600)	(897,398,025)	(99)	—

(36,039,298)	554,123,737	25,101,822	25,186,163

—	2,413	—	—

(110,725,537)	846,216,090	25,036,318	24,665,430

2,185,207,869	1,338,991,779	—	—

$2,074,482,332	$2,185,207,869	$25,036,318	$24,665,430

$—	$(37,004,878)	$—	$—

$(34,183,424)	$—	$17,775	$103,900

14,677,288	60,767,216	2,510,419	2,519,067
—	1,570,777	—	—
(16,238,608)	(38,415,050)	(10)	—

(1,561,320)	23,922,943	2,510,409	2,519,067

(1)	Commenced operations on May 17, 2011.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Growth Fund

Class A
Six Months Ended 6/30/11[1]	$17.79	$0.14	[2]	$0.70	$0.84	$—	$—	$—	$—
Year Ended 12/31/10	15.73	0.07	[2]	2.32	2.39	(0.37)	—	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[2]	3.85	3.94	—	—	—	—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)	—	(0.02)	(0.16)
Year Ended 12/31/07	18.59	0.18		2.44	2.62	(0.51)	—	—	(0.51)
Year Ended 12/31/06	15.28	0.06		3.35	3.41	(0.10)	—	—	(0.10)

Class B
Six Months Ended 6/30/11[1]	$15.73	$0.02	[2]	$0.62	$0.64	$—	$—	$—	$—
Year Ended 12/31/10	13.96	(0.09)[2]		2.04	1.95	(0.22)	—	—	(0.22)
Year Ended 12/31/09	10.36	(0.01)[2]		3.41	3.40	—	—	—	—
Year Ended 12/31/08	18.45	(0.71)		(7.36)	(8.07)	—	—	(0.02)	(0.02)
Year Ended 12/31/07	16.61	(0.32)		2.52	2.20	(0.36)	—	—	(0.36)
Year Ended 12/31/06	13.74	(0.50)		3.37	2.87	—	—	—	—

Class C
Six Months Ended 6/30/11[1]	$15.79	$0.07	[2]	$0.62	$0.69	$—	$—	$—	$—
Year Ended 12/31/10	14.03	(0.05)[2]		2.06	2.01	(0.29)	—	—	(0.29)
Year Ended 12/31/09	10.41	—	[2,7]	3.42	3.42	—	—	—	—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)	—	(0.02)	(0.06)
Year Ended 12/31/07	16.76	—		2.23	2.23	(0.39)	—	—	(0.39)
Year Ended 12/31/06	13.82	(0.09)		3.03	2.94	—	—	—	—

Class K
Six Months Ended 6/30/11[1]	$17.39	$0.10	[2]	$0.69	$0.79	$—	$—	$—	$—
Year Ended 12/31/10	15.41	—	[2,7]	2.26	2.26	(0.32)	—	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[2]	3.78	3.84	—	—	—	—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)	—	(0.02)	(0.11)
Year Ended 12/31/07	18.25	0.05		2.44	2.49	(0.43)	—	—	(0.43)
Year Ended 12/31/06	15.03	0.02		3.29	3.31	(0.09)	—	—	(0.09)

Class Y
Six Months Ended 6/30/11[1]	$17.76	$0.17	[2]	$0.69	$0.86	$—	$—	$—	$—
Year Ended 12/31/10	15.84	(0.04)[2]		2.36	2.32	(0.44)	—	—	(0.44)
Period From 3/10/09[8] to 12/31/09[1]	9.20	(0.26)[2]		6.70	6.44	—	—	—	—
See notes to Financial Highlights on pages 56-57.

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Redemption Fees		Net Asset Value, End of Period	Total Return[3]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—		$18.63	4.72%		$36,693	1.40%		1.43%		1.56%		1.53%		6%
0.04	—		17.79	15.50%	[5]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	—		15.73	35.72%	[5]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	—		11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%
—	—		20.70	14.17%		48,629	1.52%	[6]	1.52%		0.65%		0.65%		25%
—	0.00	[7]	18.59	22.44%		48,304	1.73%		1.73%		0.37%		0.37%		25%

$—	$—		$16.37	4.07%		$638	2.66%		2.66%		0.26%		0.26%		6%
0.04	—		15.73	14.27%	[5]	661	2.65%		2.65%		(0.64)%		(0.64)%		23%
0.20	—		13.96	34.75%	[5]	718	2.59%		2.59%		(0.06)%		(0.06)%		99%
—	—		10.36	(43.76)%		2,322	2.35%		2.35%		0.59%		0.59%		35%
—	—		18.45	13.35%		5,338	2.30%		2.30%		(0.13)%		(0.13)%		25%
—	0.00	[7]	16.61	20.89%		5,478	2.97%		2.97%		(0.86)%		(0.86)%		25%

$—	$—		$16.48	4.37%		$10,561	2.13%		2.13%		0.83%		0.83%		6%
0.04	—		15.79	14.61%	[5]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	—		14.03	34.77%	[5]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	—		10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%
—	—		18.60	13.37%		10,317	2.24%		2.24%		(0.10)%		(0.10)%		25%
—	0.00	[7]	16.76	21.27%		9,189	2.65%		2.65%		(0.56)%		(0.56)%		25%

$—	$—		$18.18	4.54%		$17,896	1.78%		1.78%		1.17%		1.17%		6%
0.04	—		17.39	14.95%	[5]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	—		15.41	35.53%	[5]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	—		11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%
—	—		20.31	13.71%		17,633	1.96%		1.96%		0.17%		0.17%		25%
—	0.00	[7]	18.25	22.13%		14,560	1.96%		1.97%		0.09%		0.08%		25%

$—	$—		$18.62	4.84%		$95,668	1.14%		1.14%		1.89%		1.89%		6%
0.04	—		17.76	14.93%	[5]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%

0.20	—		15.84	72.17%	[5]	76	3.69%	[9]	3.69%	[9]	(2.21)%	[9]	(2.21)%	[9]	99%

See notes to Financial Highlights on pages 56-57.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Financial Highlights (continued) Six-month-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Six Months Ended 6/30/11[1]	$26.74	$0.02 [2]	$(0.92)	$(0.90)	$—	$—	$—
Year Ended 12/31/10	23.12	(0.01)[2]	4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)[2]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07	(15.49)	(15.42)	—	(0.12)	(0.12)
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)

Class B
Six Months Ended 6/30/11[1]	$22.56	$(0.09)[2]	$(0.78)	$(0.87)	$—	$—	$—
Year Ended 12/31/10	19.59	(0.18)[2]	3.52	3.34	(0.37)	—	(0.37)
Year Ended 12/31/09	10.28	(0.11)[2]	9.52	9.41	(0.10)	—	(0.10)
Year Ended 12/31/08	23.69	(0.52)	(12.77)	(13.29)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.24	0.09	7.97	8.06	(0.17)	(3.44)	(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)

Class C
Six Months Ended 6/30/11[1]	$22.59	$(0.06)[2]	$(0.78)	$(0.84)	$—	$—	$—
Year Ended 12/31/10	19.63	(0.15)[2]	3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)[2]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)	(13.34)	(13.35)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)

Class K
Six Months Ended 6/30/11[1]	$25.86	$(0.02)[2]	$(0.90)	$(0.92)	$—	$—	$—
Year Ended 12/31/10	22.41	(0.09)[2]	4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)[2]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—	(14.96)	(14.96)	—	(0.12)	(0.12)
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)

Class Y
Six Months Ended 6/30/11[1]	$26.75	$0.08 [2]	$(0.94)	$(0.86)	$—	$—	$—
Year Ended 12/31/10	23.13	0.11 [2]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[8] to 12/31/09[1]	10.88	— [2,7]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on pages 56-57.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$25.84	(3.37)%	$1,207,551	1.51%	1.51%	0.19%	0.19%	25%
—		26.74	18.15%	1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
—		23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
—		12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%
—		27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00	[7]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%

$—		$21.69	(3.86)%	$6,012	2.52%	2.55%	(0.83)%	(0.86)%	25%
—		22.56	17.11%	6,813	2.45%	2.45%	(0.92)%	(0.92)%	41%
—		19.59	91.62%	6,449	2.32%	2.33%	(0.76)%	(0.77)%	61%
—		10.28	(56.09)%	4,688	2.31%	2.31%	(0.39)%	(0.39)%	82%
—		23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00	[7]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%

$—		$21.75	(3.72)%	$88,627	2.26%	2.26%	(0.58)%	(0.58)%	25%
—		22.59	17.26%	104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
—		19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
—		10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
—		23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00	[7]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%

$—		$24.94	(3.56)%	$44,951	1.89%	1.89%	(0.17)%	(0.17)%	25%
—		25.86	17.71%	46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
—		22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
—		11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%
—		26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00	[7]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%

$—		$25.89	(3.21)%	$727,341	1.19%	1.19%	0.58%	0.58%	25%
—		26.75	18.57%	633,433	1.19%	1.19%	0.47%	0.47%	41%

—		23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on pages 56-57.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued) Period-ended numbers are unaudited
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Growth Fund
Class A
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.01		$(0.04)	$(0.03)	$—	$—	$—

Class C
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$—	[7]	$(0.04)	$(0.04)	$—	$—	$—

Class K
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$—	[7]	$(0.03)	$(0.03)	$—	$—	$—

Class Y
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.01		$(0.03)	$(0.02)	$—	$—	$—

RS Greater China Fund

Class A
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.04		$(0.25)	$(0.21)	$—	$—	$—

Class C
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.03		$(0.25)	$(0.22)	$—	$—	$—

Class K
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.04		$(0.25)	$(0.21)	$—	$—	$—

Class Y
Period From 5/16/11[8] to 6/30/11[1]	$10.00	$0.05		$(0.25)	$(0.20)	$—	$—	$—

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[5]

Without the effect of the income from regulatory settlements, the total returns would have been for 2010 15.17%, 13.98%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.82%, 32.95%, 33.69%, and 69.89% for Class A, Class B, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$9.97	(0.30)%	$8,556	1.40%	1.68%	0.68%	0.40%	1%

$9.96	(0.40)%	$3,986	2.15%	2.43%	(0.07)%	(0.35)%	1%

$9.97	(0.30)%	$3,988	1.80%	2.08%	0.29%	0.01%	1%

$9.98	(0.20)%	$8,506	1.15%	1.43%	0.93%	0.65%	1%

$9.79	(2.10)%	$8,493	1.75%	1.98%	3.56%	3.33%	—%	[1][0]

$9.78	(2.20)%	$3,916	2.50%	2.73%	2.80%	2.57%	—%	[1][0]

$9.79	(2.10)%	$3,915	2.15%	2.38%	3.14%	2.91%	—%	[1][0]

$9.80	(2.00)%	$8,341	1.50%	1.73%	3.80%	3.57%	—%	[1][0]

[6]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[7]	Rounds to $0.00 per share.

[8]	Inception date.

[9]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

[10]	Rounds to less than 0.5%.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Notes to Financial Statements

June 30, 2011 (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (each a “Fund,” collectively the “Funds”). RS Global Growth Fund and RS Greater China Fund commenced operations on May 17, 2011. All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS International Growth Fund and RS Emerging Markets Fund offer Class A, B, C, K and Y shares. RS Global Growth Fund and RS Greater China Fund offer Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

58	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

www.RSinvestments.com	59

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Effective beginning with the Funds’ current fiscal year, the Financial Accounting Standards Board requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the six months ended June 30, 2011, the Funds had no securities classified as Level 3.

There were no significant transfers between Level 1 and Level 2 for the six months ended June 30, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the six months ended June 30, 2011, the Funds did not incur any interest or penalties. RS International Growth Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state authorities for tax years before 2006. RS Global Growth Fund and RS Greater China Fund, which incepted in the current fiscal year 2011 and are therefore not subject to U.S. federal and state authority examination for the tax years prior to 2011.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

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g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Growth Fund	0.80%
RS Greater China Fund	1.10%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian

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Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76%, 0.95%, 0.76% and 1.045% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32%, 0.50%, 0.35% and 0.50% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively is payable by GBG to BG Overseas for its services. The sub-sub-investment advisory fee rate for the RS International Growth Fund in effect from January 1, 2011 through April 30, 2011 was 0.40%. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS International Growth Fund	1.40%	2.97%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.52%	2.45%	1.96%	—
RS Global Growth Fund	1.40%	—	—	—	—
RS Greater China Fund	1.75%	—	—	—	—

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GBG serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

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c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$43,152
	Class B	1.00%	3,290
	Class C	1.00%	51,256
	Class K	0.65%	57,645
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	$1,626,197
	Class B	1.00%	31,832
	Class C	1.00%	470,995
	Class K	0.65%	147,297
	Class Y	0.00%	—
RS Global Growth Fund	Class A	0.25%	$2,588
	Class C	1.00%	4,853
	Class K	0.65%	3,154
	Class Y	0.00%	—
RS Greater China Fund	Class A	0.25%	$2,572
	Class C	1.00%	4,802
	Class K	0.65%	3,121
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2011, PAS informed the Trust it received $1,101,313 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

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For the six months ended June 30, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$7,397
RS Emerging Markets Fund	1,098
RS Global Growth Fund	395
RS Greater China Fund	623

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the six months ended June 30, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$640
RS Emerging Markets Fund	29,017
RS Global Growth Fund	1
RS Greater China Fund	—

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2010, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income
RS International Growth Fund	$1,690,441
RS Emerging Markets Fund	46,194,322

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As of December 31, 2010, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
RS International Growth Fund	$(6,153,722)	$669,178	$5,484,544
RS Emerging Markets Fund	(1,327,817)	24,066,223	(22,738,406)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2010, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$972,365
RS Emerging Markets Fund	77,432,978

See the chart below for capital loss carryovers available to the Funds at December 31, 2010.

	Expiring
Fund	2011	2017	Total
RS International Growth Fund	$8,510,520	$3,434,797	$11,945,317
RS Emerging Markets Fund	—	26,726,940	26,726,940

For RS International Growth Fund, $5,417,121 of capital loss carryovers expired in the year ended December 31, 2010.

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$123,502
RS Emerging Markets Fund	384,893

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

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Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$140,522,874	$15,710,969	$19,157,764	$(3,446,795)
RS Emerging Markets Fund	1,708,204,184	338,348,923	415,795,767	(77,446,844)
RS Global Growth Fund	25,044,334	(26,834)	447,510	(474,344)
RS Greater China Fund	25,158,320	(595,245)	601,804	(1,197,049)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS International Growth Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	331,338	$6,042,104	624,009	$10,051,157
Shares reinvested	—	—	35,832	629,212
Shares redeemed	(191,884)	(3,509,291)	(628,372)	(10,170,424)

Net increase	139,454	$2,532,813	31,469	$509,945

Class B
Shares sold	5,089	$82,532	8,035	$120,899
Shares reinvested	—	—	566	8,799
Shares redeemed	(8,166)	(132,759)	(18,010)	(253,830)

Net decrease	(3,077)	$(50,227)	(9,409)	$(124,132)

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Transactions in Capital Shares (continued)

RS International Growth Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class C
Shares sold	30,818	$494,945	69,616	$1,037,909
Shares reinvested	—	—	11,145	173,863
Shares redeemed	(31,029)	(489,682)	(12,473)	(188,014)

Net increase/(decrease)	(211)	$5,263	68,288	$1,023,758

Class K
Shares sold	59,649	$1,068,089	108,321	$1,713,753
Shares reinvested	—	—	18,090	310,796
Shares redeemed	(66,160)	(1,183,835)	(95,454)	(1,505,270)

Net increase/(decrease)	(6,511)	$(115,746)	30,957	$519,279

Class Y
Shares sold	3,987,751	$74,034,267	1,243,856	$21,544,968
Shares reinvested	—	—	29,748	521,474
Shares redeemed	(99,374)	(1,811,121)	(29,548)	(521,321)

Net increase	3,888,377	$72,223,146	1,244,056	$21,545,121

RS Emerging Markets Fund

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,679,681	$174,239,509	32,041,647	$741,213,208
Shares reinvested	—	—	986,992	25,276,984
Shares redeemed	(12,081,754)	(309,799,674)	(31,682,825)	(742,052,382)

Net increase/(decrease)	(5,402,073)	$(135,560,165)	1,345,814	$24,437,810

Class B
Shares sold	2,351	$50,836	63,229	$1,228,230
Shares reinvested	—	—	4,069	87,980
Shares redeemed	(27,221)	(594,097)	(94,415)	(1,767,348)

Net decrease	(24,870)	$(543,261)	(27,117)	$(451,138)

Class C
Shares sold	16,106	$356,117	1,396,665	$26,649,811
Shares reinvested	—	—	69,576	1,505,647
Shares redeemed	(549,825)	(12,014,886)	(942,736)	(18,505,309)

Net increase/(decrease)	(533,719)	$(11,658,769)	523,505	$9,650,149

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RS Emerging Markets Fund — continued

	For the Six Months Ended 6/30/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	245,753	$6,189,990	1,164,533	$26,152,855
Shares reinvested	—	—	34,715	859,887
Shares redeemed	(256,587)	(6,422,418)	(482,641)	(11,100,905)

Net increase/(decrease)	(10,834)	$(232,428)	716,607	$15,911,837

Class Y
Shares sold	7,733,397	$197,335,850	26,101,142	$616,366,773
Shares reinvested	—	—	475,425	12,180,387
Shares redeemed	(3,323,221)	(85,380,525)	(5,212,433)	(123,972,081)

Net increase	4,410,176	$111,955,325	21,364,134	$504,575,079

RS Global Growth Fund

	For the Period Ended 6/30/11
	Shares	Amount
Class A*
Shares sold	857,840	$8,576,418

Net increase	857,840	$8,576,418

Class C*
Shares sold	400,010	$4,000,101
Shares redeemed	(10)	(99)

Net increase	400,000	$4,000,002

Class K*
Shares sold	400,000	$4,000,001

Net increase	400,000	$4,000,001

Class Y*
Shares sold	852,569	$8,525,401

Net increase	852,569	$8,525,401

*	Inception date was May 16, 2011.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Transactions in Capital Shares (continued)

RS Greater China Fund

	For the Period Ended 6/30/11
	Shares	Amount
Class A*
Shares sold	867,259	$8,668,460

Net increase	867,259	$8,668,460

Class C*
Shares sold	400,240	$4,002,301

Net increase	400,240	$4,002,301

Class K*
Shares sold	400,000	$4,000,001

Net increase	400,000	$4,000,001

Class Y*
Shares sold	851,568	$8,515,401

Net increase	851,568	$8,515,401

*	Inception date was May 16, 2011.

b. Shareholder Concentration As of June 30, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	2	34.33%
RS Emerging Markets Fund	4	49.79%
RS Global Growth Fund	1	99.57%
RS Greater China Fund	1	99.25%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$71,923,908	$6,193,359
RS Emerging Markets Fund	532,125,972	561,156,530
RS Global Growth Fund	24,670,791	338,413
RS Greater China Fund	25,025,673	119,071

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but

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are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the six months ended June 30, 2011, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 6/30/11	Average Borrowing*	Average Interest Rate*
RS Emerging Markets Fund	$—	$4,724,480	1.45%
*	For the six months ended June 30, 2011, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

The Trust has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Global Growth Fund and RS Greater China Fund

The Board of Trustees of RS Investment Trust (the “Trust”), including all the independent Trustees, met in person on February 16-17, 2011, to consider the approval of the investment advisory, sub-advisory, and sub-sub-advisory agreements (collectively, the “Advisory Agreement”) for RS Global Growth Fund and RS Greater China Fund (the “Funds”), two new series of the Trust, for the two-year period commencing May 1, 2011. Prior to the meeting of the Board on February 16-17, 2011, the Trustees on January 5, 2011, had discussed with representatives of RS Investment Management Co. LLC (“RS Investments”), the proposed investment adviser of the Funds, in detail the proposed new Funds. The Trustees considered and reviewed the information they received from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time in connection with their consideration of the approval of the Advisory Agreement.

The Trustees were assisted in their review by the independent Trustees’ counsel, who reviewed the information presented to the Trustees.

The Trustees considered the nature, extent, and quality of the services expected to be provided by RS Investments, Baillie Gifford Limited (“GBG”), the Funds’ proposed sub-adviser, and Baillie Gifford Overseas Limited (“BG Overseas,” together with RS Investments and GBG, the Funds’ “Advisers”), the Funds’ proposed sub-sub-adviser. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-adviser and sub-sub-adviser and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees considered that the sub-sub-adviser, which would make the day-to-day investment decisions for the Funds, is a highly respected investment management firm and a trusted long-term partner of RS Investments. The Trustees considered the expertise the sub-sub-adviser possesses in international growth investment and the significant experience of the proposed members of the investment management teams. On the basis of the information provided to the Trustees periodically, and their periodic meetings with representatives of the sub-adviser and sub-sub-adviser, the Trustees determined that the services to be provided by the sub-adviser and sub-sub-adviser to the Funds were generally acceptable.

The Trustees also considered that RS Investments had reported that the fees to be charged by RS Investments to the Funds reflect a number of factors. The Trustees also noted that RS Investments had reported that RS Investments will pay the large majority of the fees it receives to the Funds’ sub-adviser and sub-sub-adviser.

The Trustees reviewed information compiled by the independent Morningstar organization showing a comparison of the proposed fee rate and total expense ratio for

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each Fund compared to peer mutual funds having similar objectives and strategies. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. The data showed that RS Global Growth Fund’s proposed advisory fee rate was below the average and median advisory fee rates of its peer group, and that RS Greater China Fund’s proposed advisory fee rate was above the average but below the median of its peer group. The data further showed that each Fund’s projected expense ratio, taking into account the proposed total expense ratio cap by RS Investments, was below the average and median of the Fund’s peer groups.

Because RS Investments does not currently provide advisory services in strategies that are similar to the Funds’ strategies, RS Investments did not furnish information as to the fees charged by RS Investments to clients other than the Funds.

Because the Funds had not commenced operations, they did not have a performance record for the Trustees to consider. For each Fund, the Trustees took into account the performance of accounts managed by the same team at the sub-sub-adviser that will manage such Fund and that has an investment program similar to that of the Fund’s, and noted that the accounts had performance that compared favorably to a relevant index.

The Trustees considered financial information provided to them by RS Investments in connection with their 2010 annual renewal of the RS Funds’ investment advisory agreements, showing the substantial costs to RS Investments of providing services to the RS Funds. Because the Funds had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Funds.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments has agreed to a cap on each Fund’s total expense ratio. Taking into account the expense cap, the Trustees determined not to recommend any advisory fee breakpoints for the Funds at this time.

The Trustees considered the research and other similar services the Advisers receive from many of the broker-dealers with which it intends to place the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Funds by RS Investments, including, among other things, the

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firm’s recent performance and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services to be provided by the firm.

After considering all of the information described above, the Trustees voted unanimously to approve the investment advisory, sub-advisory, and sub-sub-advisory agreements for RS Global Growth Fund and RS Greater China Fund, including the advisory fees proposed in connection with that approval, for the two-year period commencing May 1, 2011.

Meeting of Shareholders

A special meeting of the shareholders of RS Investment Trust (“the Trust”) was held on May 20, 2011. At the meeting, the shareholders of the Trust elected Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal as trustees of the Trust.

Proposal to Elect Trustees

Nominee	Votes For	Votes Against/ Withheld	Abstentions
Judson Bergman	811,312,320.386	29,521,012.690	386,895.000
Kenneth R. Fitzsimmons, Jr.	829,110,656.365	11,722,676.711	386,895.000
Anne M. Goggin	830,138,199.596	10,695,133.480	386,895.000
Christopher C. Melvin, Jr.	822,313,088.107	18,520,244.969	386,895.000
Deanna M. Mulligan	823,141,337.731	17,691,995.345	386,895.000
Gloria S. Nelund	830,743,572.619	10,089,760.457	386,895.000
Terry R. Otton	831,021,934.697	9,811,398.379	386,895.000
John P. Rohal	822,694,965.384	18,138,367.692	386,895.000

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015099 (06/11)

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President (Principal Executive Officer)

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President (Principal Executive Officer)

Date: September 2, 2011

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer (Principal Financial Officer)

Date: September 2, 2011